UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

DUN & BRADSTREET HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DUN & BRADSTREET HOLDINGS, INC.
5335 Gate Parkway
Jacksonville, FL 32256
www.dnb.com
May 13, 2025
Dear Dun & Bradstreet Stockholder:
You are cordially invited to attend a special meeting of stockholders of Dun & Bradstreet Holdings, Inc., a Delaware corporation (“Dun & Bradstreet” or the “Company”). The special meeting will be held via live webcast on June 12, 2025 at 11:00 a.m., Eastern Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DNB2025SM and, using your 16-digit control number, you will be able to listen to the meeting live and vote online. Please note that you will not be able to attend the special meeting in person. Details on how to access the meeting and the business to be conducted are provided in the accompanying proxy statement.
On March 23, 2025, Dun & Bradstreet entered into an Agreement and Plan of Merger (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”) by and among the Company, Denali Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and Denali Buyer, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are subsidiaries of certain investment funds managed by affiliates of Clearlake Capital Group L.P., a Delaware limited partnership (“Clearlake”).
In connection with the Merger Agreement, certain investment funds managed by affiliates of Clearlake have entered into an equity commitment letter with Parent (the “Equity Commitment Letter”), pursuant to which they have agreed to provide equity commitments to Parent in an aggregate amount of $2,300,000,000, and have entered into a limited guaranty with the Company (as amended, modified or supplemented from time to time in accordance with its terms, the “Limited Guaranty”), pursuant to which each such investment fund has provided a limited guaranty with respect to the payment of a termination fee that may be payable by Parent to the Company under the Merger Agreement, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, in each case, subject to the terms of the Merger Agreement, the Equity Commitment Letter and the Limited Guaranty, as applicable. At the special meeting, Dun & Bradstreet will ask you and the other Dun & Bradstreet stockholders to adopt the Merger Agreement (the “Merger Agreement Proposal”).
At the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.0001 per share (each a “Share” and, collectively, the “Shares”), issued and outstanding immediately prior to the Effective Time (other than Shares owned by (i) Parent or Merger Sub or any of their respective subsidiaries, (ii) Dun & Bradstreet as treasury stock and (iii) Dun & Bradstreet stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the Delaware General Corporation Law), will be converted into the right to receive $9.15 in cash, without interest thereon and subject to deduction for any applicable withholding taxes.
The board of directors of the Company (the “Board”) evaluated the Merger in consultation with the Company’s management and legal and financial advisors. The Board unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) resolved to recommend to the stockholders of the Company the adoption of the Merger Agreement.
Additionally, you will be asked to consider and vote at the special meeting on (1) a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions (the “Merger-Related Compensation Proposal”) and (2) a proposal to adjourn the special meeting to a later date or time, if necessary or appropriate to ensure that any necessary supplement or amendment to the proxy statement accompanying this notice is provided to Company stockholders a reasonable amount of time in advance of the special meeting, or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to approve such proposal (the “Adjournment Proposal”).
The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the Board, by a unanimous vote of the Company’s directors. The Board recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
Your vote is important. The Merger cannot be completed unless the Merger Agreement is adopted by stockholders holding a majority of the outstanding Shares entitled to vote on such matter as of May 9, 2025. The failure to vote, assuming a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
Therefore, whether or not you plan to attend the special meeting and regardless of the number of Shares you own, your careful consideration of, and vote on, the Merger Agreement Proposal is important, and we encourage you to vote promptly. After reading the accompanying proxy statement, please make sure to vote your Shares promptly (1) by completing, signing and dating the accompanying proxy card and returning it in the enclosed prepaid envelope, (2) by telephone or (3) through the internet. Instructions regarding all three methods of voting are provided on the proxy card. If you virtually attend the special meeting and vote during the special meeting, your vote by ballot will revoke any proxy previously submitted. If you hold Shares through an account with a bank, broker, trust or other nominee, please follow the instructions you receive from your bank, broker, trust or other nominee to vote your Shares.
Completion of the Merger is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement.
The accompanying proxy statement provides you with more detailed information about the special meeting, the Merger Agreement and the Transactions, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 16 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.
If you have any questions or need assistance submitting your proxy, or if you need additional copies of the proxy statement or the proxy card or voting instructions enclosed thereto, please contact the Company’s proxy solicitor, D.F. King & Co., Inc.:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call: (646) 582-7109
All Others Call Toll Free: (866) 620-2536
Email: DNB@dfking.com
Your support of and interest in Dun & Bradstreet Holdings, Inc. is sincerely appreciated.
Anthony M. Jabbour
Chief Executive Officer

The accompanying proxy statement is dated May 13, 2025, and is first being mailed to Dun & Bradstreet stockholders on or about May 13, 2025.
Neither the United States Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the Transactions (including the Merger), passed upon the merits or fairness of the Transactions (including the Merger) or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

DUN & BRADSTREET HOLDINGS, INC.
5335 Gate Parkway
Jacksonville, FL 32256
www.dnb.com
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on June 12, 2025
Virtual Meeting Only — No Physical Location
To the Stockholders of Dun & Bradstreet Holdings, Inc.:
A special meeting of stockholders of Dun & Bradstreet Holdings, Inc., a Delaware corporation (“Dun & Bradstreet” or the “Company”), will be held via live webcast on June 12, 2025 at 11:00 a.m., Eastern Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DNB2025SM and, using your 16-digit control number, you will be able to listen to the meeting live and vote online. We encourage you to allow ample time for online check-in, which will open at 10:45 a.m., Eastern Time. Please note that you will not be able to attend the special meeting in person. We are holding the special meeting for the following purposes:
1.
to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 23, 2025 (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among the Company, Denali Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and Denali Buyer, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), a copy of which is attached as Annex A to the accompanying proxy statement, pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”);

2.
to consider and vote on a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger (the “Merger-Related Compensation Proposal”); and

3.
to consider and vote on a proposal to adjourn the special meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to approve such proposal (the “Adjournment Proposal”).

These items of business are more fully described in the accompanying proxy statement.
The record date for the special meeting is May 9, 2025 (the “Record Date”). Only stockholders at the close of business on the Record Date are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. Any stockholder entitled to attend and vote at the special meeting is entitled to appoint a proxy to attend and act on such stockholder’s behalf.
If the Merger is consummated, stockholders who continuously hold shares of Company common stock, par value $0.0001 per share (each a “Share” and, collectively, the “Shares”), through the effective time of the Merger and who properly demand appraisal of their Shares and who do not withdraw their demands or otherwise lose their rights of appraisal will be entitled to seek appraisal of their Shares in connection with the Merger. Stockholders must comply with all the requirements of Delaware law, which are summarized in the proxy statement accompanying this notice and may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the board of directors of the Company (the “Board”), by a unanimous vote of the Company’s directors. The Board recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
Your vote is very important. If you fail to return your proxy, vote by telephone or through the internet or virtually attend the special meeting, your Shares will not be counted for purposes of determining whether a quorum is present at the special meeting or be voted at the special meeting and, if a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal.
To ensure that your Shares are represented at the special meeting, regardless of whether you plan to virtually attend the special meeting, please fill in your vote, sign and mail the enclosed proxy card as soon as possible. We have enclosed a return envelope, which requires no postage if mailed in the United States. Alternatively, you may vote by telephone or through the internet. Instructions regarding each of the methods of voting are provided on the enclosed proxy card. If you are voting by telephone or through the internet, then your voting instructions must be received by 11:59 p.m., Eastern Time on June 11, 2025, the day before the special meeting. Your proxy is being solicited by the Board.
The accompanying proxy statement provides you with more detailed information about the special meeting, the Merger Agreement and the Transactions, including the Merger. A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. We encourage you to carefully read the entire proxy statement and its annexes, including the Merger Agreement and the documents referred to or incorporated by reference in the proxy statement. You may also obtain additional information about the Company from other documents we have filed with the U.S. Securities and Exchange Commission (the “SEC”). In particular, you should read the “Risk Factors” section beginning on page 16 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other risk factors detailed from time to time in the Company’s reports filed with the SEC and incorporated by reference in the proxy statement, for risks relating to the Company’s business and for a discussion of the risks that you should consider in evaluating the proposed Merger and how it may affect you.
If you have any questions or need assistance submitting your proxy, or if you need additional copies of the proxy statement or the enclosed proxy card or voting instructions, please contact the Company’s proxy solicitor, D.F. King & Co., Inc.:
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call: (646) 582-7109
All Others Call Toll Free: (866) 620-2536
Email: DNB@dfking.com
Sincerely,
Colleen E. Haley
Corporate Secretary
May 13, 2025
Jacksonville, FL
Please Vote — Your Vote is Important

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ii

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We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by the board of directors (the “Board”) of Dun & Bradstreet Holdings, Inc. (the “Company”), for use at the special meeting of stockholders described herein. This proxy statement and the enclosed proxy card or voting instruction form are first being mailed on or about May 13, 2025 to our stockholders who owned shares of Company common stock, par value $0.0001 per share (each a “Share” and, together, the “Shares”) as of the close of business on May 9, 2025 (the “Record Date”).
SUMMARY TERM SHEET
This summary highlights certain information in this proxy statement but may not contain all of the information that may be important to you. You should carefully read the entire proxy statement and the attached Annexes and the other documents to which this proxy statement refers you for a more complete understanding of the matters being considered at the special meeting. In addition, this proxy statement incorporates by reference important business and financial information about Dun & Bradstreet Holdings, Inc. You may obtain the information incorporated by reference in this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information.” Unless the context otherwise indicates, we refer to Dun & Bradstreet Holdings, Inc. as “Dun & Bradstreet,” the “Company,” “we,” “us” or “our.”
Parties to the Merger
(see page 97)
Company
Dun & Bradstreet Holdings, Inc. was incorporated in Delaware on September 18, 2018, under the name Star Intermediate I, Inc., by an investor consortium led by William P. Foley II at Bilcar, LLC, Thomas H. Lee Partners, L.P., Cannae Holdings, Inc., Black Knight, Inc. and CC Capital Partners, LLC. On March 12, 2020, the Company changed its name to Dun & Bradstreet Holdings, Inc.
Dun & Bradstreet, a leading global provider of business decisioning data and analytics, enables companies around the world to improve their business performance. Dun & Bradstreet’s data cloud fuels solutions and delivers insights that empower customers to accelerate revenue, lower cost, mitigate risk, and transform their businesses. Since 1841, companies of every size have relied on Dun & Bradstreet to help them manage risk and reveal opportunity.
Parent
Denali Intermediate Holdings, Inc., a Delaware corporation (“Parent”), was incorporated in Delaware on March 20, 2025 solely for the purpose of engaging in the Transactions, including the Merger (each as defined below). Parent is a subsidiary of certain investment funds managed by affiliates of Clearlake Capital Group L.P., a Delaware limited partnership (“Clearlake” and, such investment funds, the “Clearlake Entities”). Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor.
Merger Sub
Denali Buyer, Inc., a Delaware corporation (“Merger Sub”), was incorporated in Delaware on March 20, 2025, as a direct, wholly owned subsidiary of Parent, solely for the purpose of engaging in the Transactions, including the Merger. Merger Sub is a subsidiary of the Clearlake Entities. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. Upon completion of the Merger, Merger Sub will merge with and into Dun & Bradstreet and Merger Sub will cease to exist.
For more information about the Company, Parent and Merger Sub, see the section entitled “Parties to the Merger,” beginning on page 97.

The Special Meeting
(see page 98)
A special meeting of stockholders of Dun & Bradstreet will be held via live webcast on June 12, 2025, at 11:00 a.m. Eastern Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/DNB2025SM and, using your 16-digit control number, you will be able to listen to the meeting live and vote online. We encourage you to allow ample time for online check-in, which will open at 10:45 a.m. Eastern Time. At the special meeting, you will be asked to, among other things, vote for the Merger Agreement Proposal (as defined below). See the section entitled “The Special Meeting,” beginning on page 98, for additional information on the special meeting, including how to vote your Shares.
The Merger
(see page 23)
On March 23, 2025, the Company entered into an Agreement and Plan of Merger (as the same may be amended from time to time, the “Merger Agreement”) by and among Parent, Merger Sub and the Company, pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.
In connection with the Merger Agreement, certain investment funds managed by affiliates of Clearlake entered into the Equity Commitment Letter (as defined below), pursuant to which they have agreed to provide equity commitments to Parent in an aggregate amount of $2,300,000,000, and have entered into the Limited Guaranty (as defined below) with the Company, pursuant to which each such investment fund has provided a limited guaranty with respect to the payment of the Parent Termination Fee (as defined in the section entitled “The Merger — Limited Guaranty,” beginning on page 61), as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, in each case, subject to the terms of the Merger Agreement, the Equity Commitment Letter and the Limited Guaranty, as applicable.
The Merger Agreement
(see page 62)
A summary of the material provisions of the Merger Agreement, which is attached as Annex A to this proxy statement and which is incorporated by reference in this proxy statement, is described in the section of this proxy statement entitled “The Merger Agreement,” beginning on page 62. Among other things, the Merger Agreement includes the following terms:
•
Effective Time of the Merger; Closing.   Assuming timely satisfaction of necessary closing conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by the Company’s stockholders, we anticipate that the Merger will be completed in the third quarter of 2025. The Company, however, cannot assure completion of the Merger by any particular date, if at all.

•
Conditions to the Merger.   The closing of the Merger (the “Closing”) depends on a number of conditions being satisfied or waived (other than the condition set forth in the first bullet below, which cannot be waived). These conditions, which are described more fully in “The Merger Agreement — Conditions to the Merger,” beginning on page 86, include:

•
The respective obligations of the parties to the Merger Agreement to effect the Merger are subject to the satisfaction (or mutual waiver if permitted by law) at or prior to the Closing of each of the following conditions: (i) adoption of the Merger Agreement by the Company’s stockholders in accordance with applicable law and the Company’s certificate of incorporation and bylaws; (ii) the waiting period applicable to the consummation of the Merger under the Hart Scott Rodino Antitrust Improvements Act (the “HSR Act”) having expired or been earlier terminated and the other filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods, clearances or authorizations (as further described in the section entitled “The Merger — Regulatory Approvals,” beginning on page 58) having been filed, occurred or been obtained, as applicable; and (iii) no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits the consummation of the Merger.
•
The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent permitted by law, waiver by Parent at or prior to the Closing of the following additional conditions: (i) subject to materiality qualifiers in certain cases, the accuracy of each of our representations and warranties in the Merger Agreement; (ii) the Company’s performance and compliance with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement as of the Closing; (iii) since the date of the Merger Agreement, there not having occurred a Company Material Adverse Effect (as defined in the section entitled “The Merger Agreement — Representations and Warranties — Material Adverse Effect,” beginning on page 69); and (iv) the receipt by Parent of a signed certificate by a senior executive officer of the Company at the Closing stating that the foregoing conditions have been satisfied.

•
The Company’s obligations to effect the Merger are also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following additional conditions: (i) subject to certain materiality qualifiers, the accuracy of each of the representations and warranties of Parent and Merger Sub in the Merger Agreement; (ii) each of Parent’s and Merger Sub’s performance and compliance with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement at or prior to the Closing; and (iii) the receipt by the Company of a signed certificate by an officer of Parent at the Closing stating that the forgoing conditions have been satisfied.

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Go-Shop Period.   During the period (the “Go-Shop Period”) that began on March 23, 2025 and continued until 11:59 p.m. Eastern Time on April 22, 2025, the Company and its representatives had the right to solicit, initiate, knowingly encourage and knowingly facilitate any alternative acquisition proposal from third parties, participate in discussions and negotiations regarding any acquisition proposal and provide nonpublic information to any persons related to any acquisition proposal (pursuant to a confidentiality agreement with each such person which complies with the terms of the Merger Agreement).

•
No Solicitation of Acquisition Proposals.   Following the expiration of the Go-Shop Period and until the earlier of the effective time of the Merger (the “Effective Time”) and the valid termination of the Merger Agreement in accordance with its terms, the Company is not permitted to, among other things, directly or indirectly through its representatives (i) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal, (ii) participate in any discussions or negotiations with any person regarding any acquisition proposal or (iii) provide any non-public information concerning the Company or any of its subsidiaries to any person in connection with any acquisition proposal; provided, however that, until 11:59 p.m. Eastern Time on May 7, 2025, the Company was permitted to continue discussions or negotiations with, third parties engaged by the Company during the Go-Shop Period from whom a written acquisition proposal was received during the Go-Shop Period that the Board determined in good faith, after consultation with its outside legal counsel and financial advisor, constituted or would reasonably be expected to lead to a superior proposal and that the failure to evaluate such alternative acquisition proposal would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law (any such third party, “an Excluded Party”). No such written acquisition proposal was received during the Go-Shop Period.

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Board Recommendation Changes.   Notwithstanding the restrictions described above, under certain circumstances, we may, from the termination of the Go-Shop Period until the time the Merger Agreement is adopted by our stockholders, in response to an unsolicited, bona fide written acquisition proposal (i) provide access to non-public information regarding the Company or any of its subsidiaries to the person who made such acquisition proposal, subject to certain conditions (including promptly providing such non-public information to Parent following the time such information is made available to the person who made such acquisition proposal), and (ii) engage or participate in any discussions or negotiations with any such person regarding such acquisition proposal if, and only if prior to taking any action described in clause (i) or (ii) above, (a) the Board determines in good faith, after consultation with outside legal counsel, that (1) based on the information then available and after consultation with a financial advisor of nationally recognized reputation, such acquisition proposal either constitutes a superior proposal or would reasonably be expected to lead to a superior proposal and (2) the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law and (b) with respect to clause (ii), the Company provides written notice to Parent at least twenty-four (24) hours prior to first engaging or participating in any discussions or negotiations with any such person regarding such acquisition proposal.
The Merger Agreement also provides that, at any time before the stockholders of the Company adopt the Merger Agreement, the Board may effect a Change in Recommendation (as defined below) (or, solely for clause (i), terminate the Merger Agreement) with respect to (i) a bona fide written acquisition proposal if the Board determines in good faith, after consultation with its outside legal counsel and financial advisor, that such acquisition proposal constitutes a superior proposal, taking into account any adjustments committed to in writing by Parent to the terms and conditions of the Merger Agreement such that such acquisition proposal ceases to constitute a superior proposal, or (ii) upon an intervening event (an “Intervening Event”), subject to certain conditions and taking into account any adjustments committed to in writing by Parent to the terms and conditions of the Merger Agreement such that the failure of the Board to make a Change in Recommendation in response to such Intervening Event would no longer reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law. The non-solicitation provisions are described in more detail in the section entitled “The Merger Agreement — Acquisition Proposals,” beginning on page 73.
•
Termination and Termination Fees.   The Merger Agreement contains certain termination rights, including, among other things, the right of any party to terminate the Merger Agreement if the Merger has not occurred on or before December 23, 2025 (subject under certain circumstances to an automatic extension until March 23, 2026 pursuant to the terms of the Merger Agreement) and the right of the Company to terminate the Merger Agreement to accept a superior proposal, subject to specified exceptions and limitations, and provides that:

•
upon termination of the Merger Agreement by the Company or Parent in certain circumstances, including (i) a termination by Parent as a result of a Change in Recommendation, (ii) a termination by Parent or the Company as a result of the stockholders of the Company not adopting the Merger and, prior to such termination, there being a material and willful breach of the go-shop or non-solicitation provisions, (iii) a termination by the Company to enter into an Alternative Acquisition Agreement (as defined in the section entitled “The Merger Agreement — Acquisition Proposals — No Change in Recommendation or Alternative Acquisition Agreement,” beginning on page 75) providing for a superior proposal; provided, that (a) such termination occurs on or after the termination of the Go-Shop Period and (b) the parties to the Alternative Acquisition Agreement are not Excluded Parties or (iv) if the Merger Agreement is terminated and the Company enters into or completes an alternative transaction within 12 months, subject to certain additional conditions having been met, the Company will be required to pay Parent a termination fee of $123,000,000 (the “Company Termination Fee”);

•
upon termination of the Merger Agreement by the Company during the Go-Shop Period or in order to enter into an Alternative Acquisition Agreement with an Excluded Party the Company would have been required to pay Parent a termination fee of $61,500,000 (the “Go-Shop Termination Fee”); and

•
upon termination of the Merger Agreement by the Company or Parent in certain circumstances, including a termination by the Company as a result of (i) certain material breaches by Parent or Merger Sub of their representations, warranties, covenants or agreements set forth in the Merger Agreement, or (ii) the failure of Parent and Merger Sub to consummate the Closing in a specified timeframe when the conditions to Parent’s obligation to close the Merger have been and remain satisfied or waived, the Company has irrevocably confirmed in writing to Parent and

Merger Sub that it is prepared to and stands ready, willing and able to consummate the Closing and that all of the conditions to the Company’s obligation to close the Merger have been satisfied or irrevocably waived, Parent will be required to pay the Company a termination fee of $266,400,000 (the “Parent Termination Fee”).
For further discussion of the rights of the parties to terminate the Merger Agreement and the circumstances in which certain termination fees will be payable, see the sections entitled “The Merger Agreement — Termination of the Merger Agreement,” beginning on page 87, and “The Merger Agreement — Termination Fees,” beginning on page 89.
Voting and Support Agreements
(see page 93, Annex B and Annex C)
Concurrently with the execution of the Merger Agreement on March 23, 2025, and as a condition and inducement to Parent, Merger Sub and the Company’s willingness to enter into the Merger Agreement, the Company and Parent entered into a Voting and Support Agreement with each of Cannae Holdings, Inc. (“Cannae”), who owned approximately 13.5% of the issued and outstanding Shares as of May 9, 2025 (such agreement, the “Cannae VSA”), and THL (as defined in the section entitled “The Merger—Background of the Merger,” beginning on page 23), who owned approximately 5.1% of the issued and outstanding Shares as of May 9, 2025 (such agreement, the “THL VSA” and, together with the Cannae VSA, the “VSAs”), with respect to their Shares. Pursuant to the VSAs, each of Cannae and THL agreed to vote or cause to be voted any Shares owned by them (other than with respect to any Transferrable Shares (as defined in the Cannae VSA) held by Cannae as of the date of the Merger Agreement that are transferred pursuant to a Permitted Transfer (as defined in the Cannae VSA)) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions (a) contemplated by the Merger Agreement or (b) necessary or desirable in furtherance of the Transactions, including the Merger and, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports, and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled. In the event the Board has made a Change in Recommendation against the Merger and the adoption of the Merger Agreement, Cannae and THL may each vote their Shares with respect to the above matters in any manner they choose.
In addition, each of Cannae and THL agreed not to take certain actions, including not (i) tendering any of their Shares into any tender or exchange offer, (ii) transferring any Shares (other than with respect to any Transferrable Shares held by Cannae as of the date of the Merger Agreement that are transferred pursuant to a Permitted Transfer), (iii) granting any proxies or powers of attorney or (iv) taking any action that would make any representation or warranty of Cannae or THL, as applicable, contained in their respective VSAs untrue or incorrect in any material respect or have the effect of preventing or disabling Cannae or THL, as applicable, from performing their respective obligations under their VSAs in any material respect. For additional information, see the section entitled “Voting and Support Agreements,” beginning on page 93.
Record Date and Quorum; Vote Required for Approval
(see page 98)
You may vote at the special meeting if you were a holder of Shares of record as of the close of business on May 9, 2025, which is the Record Date. You will be entitled to one vote for each Share that you owned on the Record Date. As of the Record Date, there were 446,410,772 Shares issued and outstanding and entitled to vote at the special meeting. The adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date.
How to Vote
(see page 100)
Stockholders of record have a choice of voting (i) by proxy by completing, signing and dating a proxy card and returning it in the prepaid envelope provided, (ii) by calling a toll-free telephone number, (iii) through the internet or (iv) at the special meeting via the virtual meeting website. Please refer to your proxy card or the information forwarded by your bank, broker, trust or other nominee to see which options are available to you. Any holder of Shares as of the Record Date can virtually attend the special meeting by visiting

www.virtualshareholdermeeting.com/DNB2025SM. The special meeting starts at 11:00 a.m. Eastern Time. We encourage you to allow ample time for online check-in, which will open at 10:45 a.m., Eastern Time. The telephone and internet voting facilities for holders of Shares as of the Record Date will close at 11:59 p.m., Eastern Time on June 11, 2025.
If you wish to vote by proxy and your Shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your Shares to be voted at the special meeting. Your bank, broker, trust or other nominee will NOT have the power to vote your Shares at the special meeting unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares.
YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD.
A letter of transmittal with instructions for the surrender of certificates representing Shares or book-entry Shares will be mailed to stockholders if the Merger is completed.
For additional information regarding the procedure for delivering your proxy, see the sections entitled “The Special Meeting — How to Vote,” beginning on page 100, and “The Special Meeting — Solicitation of Proxies,” beginning on page 102. If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, D.F. King & Co., Inc., toll-free at (866) 620-2536 or via email at DNB@dfking.com.
Background of the Merger
(see page 23)
A description of the background of the Merger is included in the section of this proxy statement entitled “The Merger — Background of the Merger,” beginning on page 23.
Recommendation of the Board
(see page 33)
At a meeting of the Board on March 23, 2025, after careful consideration, including detailed discussions with the Company’s management and its legal advisor and financial advisor, the Board unanimously:
•
approved and declared advisable the Merger Agreement and the Transactions, including the Merger, upon the terms and conditions set forth therein;

•
authorized and approved the execution, delivery and performance of the Merger Agreement and the consummation by Dun & Bradstreet of the Transactions, including the Merger, upon the terms and subject to the conditions set forth therein;

•
determined that the Merger is fair to, and in the best interests of Dun & Bradstreet and its stockholders;

•
directed the Merger Agreement be submitted to a vote at a special meeting of Dun & Bradstreet stockholders; and

•
resolved to recommend to Dun & Bradstreet’s stockholders the adoption of the Merger Agreement.

Accordingly, the Board unanimously recommends that, at the special meeting, you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Reasons for the Merger
(see page 34)
After careful consideration, the Board unanimously approved and declared the Merger Agreement and the consummation of the Transactions, including the Merger, to be fair to and in the best interests of the Company and its stockholders.

Accordingly, the Board unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) resolved to recommend to the stockholders of the Company the adoption of the Merger Agreement.
For a discussion of the material factors considered by the Board in reaching its conclusions, see the section entitled “The Merger — Reasons for the Merger,” beginning on page 34. In addition, in considering the recommendation of the Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of the Company stockholders generally. See the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger,” beginning on page 50.
Opinion of BofA Securities, Inc.
(see page 43 and Annex D)
In connection with the Merger, BofA Securities, Inc. (“BofA Securities”), the Company’s financial advisor, delivered to the Board its oral opinion, which was confirmed by the delivery of a written opinion, dated March 23, 2025, as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of Shares (other than Excluded Shares and Dissenting Shares), of the Merger Consideration to be received by such holders in the Merger. The full text of the written opinion, dated March 23, 2025, of BofA Securities, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex D to this document and is incorporated by reference herein in its entirety. BofA Securities provided its opinion to the Board (in its capacity as such) for the benefit and use of the Board in connection with and for purposes of its evaluation of the Merger Consideration from a financial point of view. BofA Securities’ opinion does not address any other terms, aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise, and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Securities’ opinion does not address any other aspect of the Merger and does not constitute a recommendation to any stockholder as to how to vote or act in connection with the proposed Merger or any other matter.
Interests of Directors and Executive Officers in the Merger
(see page 50)
In considering the recommendation of the Board that you vote “FOR” the Merger Agreement Proposal (as defined in the section entitled “Questions and Answers about the Special Meeting and the Merger,” beginning on page 15), you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of Dun & Bradstreet’s stockholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the Transactions contemplated by it, including the Merger, and in making their recommendations that the Company’s stockholders approve the Merger Agreement.
These interests are discussed in more detail in the section of this proxy statement entitled “The Merger — Interests of Directors and Executive Officers in the Merger,” beginning on page 50.
Certain Effects of the Merger
(see page 54)
At the Effective Time, each Share issued and outstanding immediately prior to the Effective Time (other than Shares owned by (i) Parent or Merger Sub or any of their respective subsidiaries, (ii) the Company as treasury stock (each such Share referred to in (i) and (ii), an “Excluded Share” and, collectively, the “Excluded Shares”) and (iii) Company stockholders who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the Delaware General Corporation Law (the “DGCL”) (such Shares, the “Dissenting Shares” and such stockholders, the “Dissenting Stockholders”)) will be converted into the right to receive $9.15 in cash, without interest thereon and subject to deduction for any applicable withholding taxes (the “Merger Consideration”). For further information about the treatment of Shares or the treatment of equity awards in the Merger, see the section entitled “The Merger Agreement — Merger Consideration Received by Dun & Bradstreet Stockholders,” beginning on page 64, and the section entitled “The Merger Agreement — Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page 64.
Following the completion of the Merger, Shares will no longer be traded on the New York Stock Exchange (“NYSE”) or any other public market. In addition, the registration of Shares under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), will be terminated.
For a further discussion of the effects of the Merger, see the section entitled “The Merger — Certain Effects of the Merger,” beginning on page 54.
Consequences if the Merger is Not Completed
(see page 55)
If the Merger Agreement Proposal does not receive the required approval from Dun & Bradstreet stockholders, or if the Merger is not completed for any other reason, you will not receive the Merger Consideration from Parent or Merger Sub for your Shares. Instead, Dun & Bradstreet will remain a public company and the Shares will continue to be listed and traded on NYSE.
In addition, if the Merger Agreement is terminated under specified circumstances, the Company will be required to pay Parent the Company Termination Fee or the Go-Shop Termination Fee. The Merger Agreement also provides that Parent will be required to pay the Company the Parent Termination Fee if the Merger Agreement is terminated due to certain reasons related to Parent’s breach or failure to close. For additional information, see the section entitled “The Merger Agreement — Termination Fees,” beginning on page 89.
Certain Financial Projections Utilized in Connection with the Merger
(see page 38)
A summary of the unaudited prospective financial information prepared by the Company’s management that was made available to Parent in connection with its evaluation of the Company, and to BofA Securities, Inc. in connection with its analyses, is provided in the section of this proxy statement entitled “The Merger — Certain Financial Projections Utilized in Connection with the Merger,” beginning on page 38.
Material U.S. Federal Income Tax Consequences of the Merger
(see page 55)
For U.S. federal income tax purposes, the receipt of cash by (i) a U.S. Holder (as defined below in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger — U.S. Holders,” beginning on page 57) in exchange for such U.S. Holder’s Shares in the Merger will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount of cash that such U.S. Holder receives in the Merger and such U.S. Holder’s adjusted tax basis in the Shares surrendered in the Merger and (ii) a Non-U.S. Holder (as defined below in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger — Non-U.S. Holders,” beginning on page 57) in exchange for such Non-U.S. Holder’s Shares in the Merger generally will not be subject to tax unless such Non-U.S. Holder has certain connections to the United States or the Company is or has been a United States real property holding corporation. Stockholders should refer to the discussion under “The Merger — Material U.S. Federal Income Tax Consequences of the Merger,” beginning on page 55, and are urged consult their tax advisors concerning the U.S. federal income tax consequences of the Merger in light of their particular circumstances and any consequences arising under the laws of any state, local or non-U.S. taxing jurisdiction or other tax laws.
Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences of the Merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.

Financing of the Merger
(see page 60)
The Merger is not subject to any financing condition. Parent estimates that the total funds necessary to complete the Merger and pay the Merger Consideration will be approximately $7,800,000,000, including estimated transaction fees and expenses. Parent expects these amounts to be funded through a combination of committed debt financing, consisting of a senior secured 364-day bridge facility in an aggregate principal amount of $5,750,000,000, and $2,300,000,000 from equity commitments. In addition to the committed debt and equity financing, Parent continues to explore alternative financing arrangements to complete the Merger and pay the Merger Consideration. For more information, see the section entitled “The Merger — Financing of the Merger,” beginning on page 60.
Parent has delivered to the Company an equity commitment letter (the “Equity Commitment Letter”), dated as of March 23, 2025, by and between Parent and each of Clearlake Capital Partners VII, L.P., a Delaware limited partnership, Clearlake Capital Partners VII (USTE), L.P., a Delaware limited partnership, Clearlake Capital Partners VII (Offshore), L.P., a Cayman Islands exempted limited partnership, Clearlake Capital Partners VIII, L.P., a Delaware limited partnership, Clearlake Capital Partners VIII (USTE), L.P., a Delaware limited partnership and Clearlake Capital Partners VIII (Offshore), L.P., a Cayman Islands exempted limited partnership (each, an “Investor” and, collectively, the “Investors”), pursuant to which the Investors have committed, subject to the terms and conditions contained therein, to contribute, immediately prior to the Closing, to Parent (directly, or indirectly) an aggregate amount of $2,300,000,000 in connection with the funding of the Transactions (the “Equity Financing”).
Parent has delivered to the Company a debt commitment letter (the “Original Debt Commitment Letter”), dated as of March 23, 2025, by and among Parent, Morgan Stanley Senior Funding, Inc. (and its designated affiliates), Barclays Bank PLC, Citi (comprising of Citigroup Global Markets Inc., Citibank, N.A., Citicorp USA, Inc., Citicorp North America, Inc., and/or any of their affiliates as any of them shall determine to be appropriate to provide the services contemplated in the Debt Commitment Letter), Deutsche Bank Securities Inc., Deutsche Bank AG Cayman Islands Branch, Goldman Sachs Bank USA, HSBC Bank USA, National Association, HSBC Securities (USA) Inc., Banco Santander, S.A., New York Branch, Wells Fargo Bank, N.A., Wells Fargo Securities, LLC and Ares Capital Management LLC (in its capacity as the manager to one or more managed funds and managed accounts) (the foregoing parties, the “Original Debt Commitment Parties”). Subsequent to entry into the Original Debt Commitment Letter, on April 11, 2025, Parent amended and restated the Original Debt Commitment Letter (the “Amended and Restated Debt Commitment Letter” and, together with the Original Debt Commitment Letter, the “Debt Commitment Letter”) to add Citizens Bank, N.A., Citizens JMP Securities, LLC, Mizuho Bank, LTD., MUFG Bank, Ltd., Truist Bank and Truist Securities, Inc. as additional financing sources (the “Joining Debt Commitment Parties” and, together with the Original Debt Commitment Parties, the “Debt Commitment Parties”), pursuant to which the Debt Commitment Parties have committed to provide the debt financing in the amount and on the terms and subject to the conditions contained therein.
The Company and each of the Investors have also entered into a limited guaranty, dated as of March 23, 2025 (the “Limited Guaranty”), pursuant to which the Investors have provided a limited guaranty with respect to the payment of the Parent Termination Fee, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, up to a cap of $10,000,000 (the “Reimbursement and Enforcement Cap”), in each case, subject to the terms of the Merger Agreement and the Limited Guaranty.
Treatment of Outstanding Equity Awards; Company ESPP
(see page 64)
The Merger Agreement provides that each outstanding equity award will be treated as follows:
•
Treatment of Stock Options.   At the Effective Time, each outstanding option to purchase Shares (other than the rights to purchase Shares under the Company’s Employee Stock Purchase Plan (the “Company ESPP”)) (a “Company Option”) that was granted under the Company’s 2020 Omnibus Incentive Plan (the “Company Stock Plan”), whether vested or unvested, will terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof. From and after the Effective Time, each Company Option will no longer be exercisable by the former holder thereof.
•
Treatment of Unvested Restricted Stock Units.   At the Effective Time, each unvested restricted stock unit that is subject to time-based or performance-based vesting conditions (other than restricted stock units subject to time-based or performance-based vesting conditions, whether vested or unvested, held by a member of the Board other than the Chief Executive Officer (the “Director RSUs”)) (an “Unvested Company RSU”) granted under the Company Stock Plan that is outstanding immediately prior to the Effective Time will be assumed and converted into a restricted stock unit of common stock (the “Holdco Common Stock”) of the indirect parent of Parent (“Holdco,” and such restricted stock unit, a “Rollover RSU”), with the same time-based (only) vesting as the applicable Unvested Company RSU. The Rollover RSU will reflect the right to receive a number of shares of Holdco Common Stock equal to the number of Shares subject to the Unvested Company RSU multiplied by the ratio used to convert Unvested Company Restricted Stock and Unvested Company RSUs into equivalent awards with respect to Holdco Common Stock pursuant to the Merger Agreement, calculated based upon the Merger Consideration and the relative share capitalizations of the Company and Parent in order to represent awards having the same economic value (the “Exchange Ratio”). In addition, each Rollover RSU will remain entitled to all accumulated but unpaid dividend equivalent rights with respect to the corresponding Unvested Company RSU through the Closing Date, with such amounts to be paid as, if and when such Rollover RSU vests. Each Unvested Company RSU so assumed and converted will otherwise remain subject to the terms and conditions of the Company Stock Plan and applicable award agreements (including any terms and conditions related to accelerated vesting upon a termination of employment following the Merger (“Accelerated RSU Terms”), with such Accelerated RSU Terms being extended through the life of the time-based vesting schedule applicable to the Rollover RSU), with such changes as are necessary to reflect that the Company Stock Plan will be administered and held by Holdco following the Effective Time; provided, however, that the Rollover RSUs will be amended to (i) following the date on which the applicable Rollover RSUs vest (or are otherwise required to be sold or converted into other securities), permit the holder thereof to sell to Holdco at any time the shares underlying such Rollover RSUs at a price per share equal to the Merger Consideration (with such sale being consummated as promptly as practicable, but in no event longer than three (3) business days) and (ii) permit Holdco to redeem the Rollover RSUs and the shares underlying such Rollover RSUs at any time at a price per share equal to the Merger Consideration (as the same may be adjusted to reflect the number of shares subject to the Rollover RSUs based on the Exchange Ratio as provided above). The treatment of the Unvested Company RSUs will apply to any other equity award into which the Unvested Company RSUs may be converted.

•
Treatment of Vested Restricted Stock Units.   At the Effective Time, each vested restricted stock unit subject to time-based or performance-based vesting conditions other than a Director RSU (a “Vested Company RSU”) granted under the Company Stock Plan and each Director RSU granted under the Company Stock Plan outstanding as of immediately prior to the Effective Time, will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in the amount equal to (a) the sum of (i) the number of Shares underlying such Vested Company RSU or Director RSU, as applicable, multiplied by (ii) the Merger Consideration, plus (b) all accumulated but unpaid dividend equivalent rights with respect to such Vested Company RSU or Director RSU, as applicable (the “RSU Consideration”).

•
Treatment of Unvested Company Restricted Stock.   Immediately prior to the Effective Time, each unvested Share of Company restricted common stock subject to time-based or performance-based vesting, repurchase or other lapse restriction (other than restricted stock awards subject to time-based or performance-based vesting conditions, whether vested or unvested, held by a member of the Board other than the Chief Executive Officer (the “Director Restricted Stock Awards”)) (the “Unvested Company Restricted Stock”) granted under the Company Stock Plan outstanding immediately prior to the Effective Time, will be assumed and converted into shares of Holdco Common Stock (the “Rollover Restricted Stock”), with the same time-based (only) vesting as the applicable Unvested Company Restricted Stock. The Rollover Restricted Stock will reflect the number of shares of Holdco Common Stock equal to the number of Shares subject to the Unvested Company Restricted Stock multiplied by the Exchange Ratio. In addition, each share of Rollover Restricted Stock will remain entitled to all accumulated but unpaid dividend equivalent rights with respect to the corresponding Unvested Company Restricted Stock through the Closing Date, with such amounts to be paid as, if and when such Rollover Restricted Stock vests. Each share of Unvested Company Restricted Stock so assumed and converted will otherwise remain subject to the terms and conditions of the Company Stock Plan and applicable award agreements (including any terms and conditions related to accelerated vesting upon a termination of employment following the Merger (“Accelerated RS Terms”), with such Accelerated RS Terms being extended through the life of the time-based vesting schedule applicable to the Rollover Restricted Stock), with such changes as are necessary to reflect that the Company Stock Plan will be administered and held by Holdco following the Effective Time; provided, however, that the Rollover Restricted Stock will be amended to (i) following the date on which the applicable Rollover Restricted Stock vests (or is otherwise required to be sold or converted into other securities), permit the holder thereof to sell to Holdco at any time the shares underlying such Rollover Restricted Stock at a price per share equal to the Merger Consideration and (ii) permit Holdco to redeem the Rollover Restricted Stock at any time at a price per share equal to the Merger Consideration (as the same may be adjusted to reflect the number of shares subject to the Unvested Company Restricted Stock based on the Exchange Ratio as provided above). The treatment of the Unvested Company Restricted Stock will apply to any other equity award into which the Unvested Company Restricted Stock may be converted.
•
Treatment of Vested Company Restricted Stock.   Immediately prior to the Effective Time, each vested Share of restricted common stock subject to time-based or performance-based vesting, repurchase or other lapse restrictions other than a Director Restricted Stock Award (the “Vested Company Restricted Stock” and, together with the Unvested Company Restricted Stock, the “Company Restricted Stock”) and each Director Restricted Stock Award granted under the Company Stock Plan outstanding immediately prior to the Effective Time, will be cancelled and converted automatically into the right to receive a lump sum cash payment in the amount equal to (a) the sum of (i) the number of shares of Vested Company Restricted Stock or Director Restricted Stock Award, as applicable, multiplied by (ii) the Merger Consideration, plus (b) all accumulated but unpaid dividend equivalent rights with respect to such Vested Company Restricted Stock or Director Restricted Stock Award, as applicable (the “RS Consideration”).

•
Treatment of the Company ESPP.   The Company agreed to adopt resolutions and take such other actions as may be required to prevent each individual participating in the Company ESPP as of the date of the Merger Agreement from increasing his or her payroll contribution rate pursuant to the Company ESPP from the rate in effect as of the date of the Merger Agreement or making separate non-payroll contributions to the Company ESPP on or following the date of the Merger Agreement, except as may be required by Law. No individual who was not participating in the Company ESPP as of the date of the Merger Agreement will be allowed to commence participation in the Company ESPP following the date thereof. Prior to the Effective Time, the Company will take all actions that may be necessary to, effective upon the consummation of the Merger, cause the following treatment: (i) each participant’s accumulated Participant Contributions (as defined in the Company ESPP) will be used to purchase Shares no later than immediately prior to the Effective Time in accordance with the terms of the Company ESPP; provided that any Participant Contributions to a participant’s account as of immediately prior to the Effective Time that are insufficient to purchase one whole Share immediately prior to the Effective Time will be distributed in cash to such participant on the first administratively practicable payroll date following the Effective Time, (ii) the Shares purchased thereunder shall be cancelled at the Effective Time and converted into the right to receive the Merger Consideration (which shall be paid out of the Exchange Fund (as defined below) in accordance with the Merger Agreement, without interest), and (iii) all Matching Credits (as defined in the Company ESPP) that would be allocated to each participant’s Account (as defined in the Company ESPP) assuming that the participant remained an Eligible Person (as defined in the Company ESPP) through each Matching Date (as defined in the Company ESPP), without regard to the occurrence of the annual anniversary of each applicable Quarter End (as defined in the Company ESPP), for all Participant Contributions prior to the Effective Time, and disregarding the Holding Period Requirement (as defined in the Company ESPP) and any other applicable restrictions or limitations, will be credited (or deemed credited) on an accelerated basis immediately prior to the Closing Date and distributed in cash to such participant on the first administratively practicable payroll date following the Effective Time. The Company will cause the Company ESPP to terminate immediately prior to and effective as of the Effective Time (but subject to the consummation of the Merger).
Regulatory Approvals
(see page 58)
Under the Merger Agreement, completion of the Merger is conditioned on the expiration or termination of the waiting period applicable to the completion of the Merger under the HSR Act.
On April 17, 2025, the Company and Parent filed their respective notification and report forms under the HSR Act with respect to the Merger with the Federal Trade Commission (the “FTC”) and the Antitrust Division of the Department of Justice (the “DOJ”), which triggered the start of the HSR Act waiting period. Effective May 8, 2025, the U.S. Premerger Notification Office of the Federal Trade Commission granted the Parties’ request for early termination of the HSR Act waiting period.
Completion of the Merger is further subject to the receipt of antitrust and/or foreign investment approvals and/or clearances in the United Kingdom, Austria, Sweden and the European Union, as well as approval from the UK Financial Conduct Authority. The condition relating to the United Kingdom has already been satisfied by the submission of a briefing paper and the receipt of confirmation from the United Kingdom’s Competition and Markets Authority that it has no further questions.
For a description of the Company’s and Parent’s respective obligations under the Merger Agreement with respect to regulatory approvals, see the section entitled “The Merger Agreement — Efforts to Complete the Merger,” beginning on page 77.
Payment of Merger Consideration
(see page 59)
Prior to the Effective Time, Parent will designate, with the Company’s prior written approval, a paying agent (the “Paying Agent”) to exchange the Shares for the Merger Consideration. At or prior to the Effective Time, Parent will deposit or cause to be deposited with the Paying Agent, an aggregate amount of cash comprising approximately the aggregate Merger Consideration (other than in respect of Excluded Shares and the Shares owned by Dissenting Stockholders) (such aggregate amount of cash, the “Exchange Fund”). Promptly after the Effective Time (and in any event within two (2) business days after the Effective Time), Parent will cause the Paying Agent to mail to each holder of record of certificates representing any of the Shares outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Shares owned by Dissenting Stockholders): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration, and specifying that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates (or affidavits of loss in lieu of the certificates) and (ii) instructions for use in effecting the surrender of the certificates (or affidavits of loss in lieu of the certificates). Upon the surrender of a certificate (or affidavit of loss in lieu of the certificate) to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such certificate will be entitled to receive in exchange for such certificate an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required tax withholding) equal to the cash amount that such holder is entitled to receive as the Merger Consideration, and the certificate so surrendered will be cancelled. No interest will be paid or accrued on any amount payable to holders of certificates. In the event of a transfer of ownership of Shares represented by a certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the certificate may be issued or paid to such a transferee if the certificate representing such Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable, in each case, reasonably acceptable to Parent. Any compensatory amounts payable pursuant to the Merger Agreement will be made through the Surviving Corporation’s payroll procedures on the next administratively practicable payroll date following the Effective Time.

In the event that any certificate is lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to the Surviving Corporation) of that fact by the person claiming such certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation, the posting by such person of a bond in customary amount and upon such terms as may be required by Parent as an indemnity against any claim that may be made against it, the Paying Agent will issue in exchange for such lost, stolen or destroyed certificate the cash that would have been issuable or payable (after giving effect to any required tax withholdings) had such lost, stolen or destroyed certificate been surrendered.
Promptly after the Effective Time (and in any event within two (2) business days after the Effective Time), Parent will cause the Paying Agent to (i) mail to each registered holder of uncertificated Shares (other than in respect of Excluded Shares and Shares owned by Dissenting Stockholders) materials advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration and (ii) deliver the cash that such holder is entitled to receive in respect of its Shares (after giving effect to any required tax withholdings), without interest thereon.
After the completion of the Merger, holders of Shares will cease to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement.
The Paying Agent will return to Parent or Dun & Bradstreet, as the surviving corporation in the Merger (the “Surviving Corporation”), as designated by Parent, all funds in its possession that remains unclaimed by the stockholders of the Company at the one-year anniversary of the Effective Time. After that time, if a Company stockholder has not received payment of the Merger Consideration, such former stockholders may look only to the Surviving Corporation for payment of the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.
Litigation Related to the Merger
(see page 106)
As of the date of this proxy statement, five purported shareholders of the Company sent demand letters (the “Demands”) generally alleging, among other things, that the proxy statement contains misstatements and/or omits material information. If additional similar Demands are received, absent new or different allegations that are material, the Company will not necessarily announce the receipt of such Demands.
Appraisal Rights
(see page 107)
Under Delaware law, if the Merger is completed, holders and beneficial owners of Shares who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL will be entitled to seek appraisal for, and obtain payment in cash for, the judicially determined fair value of, their Shares, in lieu of receiving the Merger Consideration. The relevant provisions of the DGCL may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to comply strictly with these provisions may result in the loss of the right of appraisal. For additional information, see the section entitled “Appraisal Rights,” beginning on page 107.
Market Price and Dividend Data
(see page 111)
Company common stock is traded on NYSE under the symbol “DNB.” On March 21, 2025, the last full trading day prior to the public announcement of the execution of the Merger Agreement, the closing price for the Shares was $8.73 per Share. On May 12, 2025, the last full trading day prior to the date of this proxy statement, the closing price for the Shares was $8.98 per Share. For additional information, see the section entitled “Market Price and Dividend Data,” beginning on page 111.

Additional Information
(see page 117)
You can find more information about Dun & Bradstreet in the periodic reports and other information the Company files with the U.S. Securities and Exchange Commission (which we refer to as the “SEC”). The information is available at the website maintained by the SEC at www.sec.gov.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting of stockholders, the Merger Agreement and the Transactions (including the Merger). These questions and answers do not address all questions that may be important to you as a Dun & Bradstreet stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, the Annexes to this proxy statement and the documents referred to in and incorporated by reference into this proxy statement.
Q:
Why am I receiving this proxy statement?

A:
On March 23, 2025, Dun & Bradstreet entered into the Merger Agreement with Parent and Merger Sub. A copy of the Merger Agreement is attached to this proxy statement as Annex A and is incorporated by reference herein. In order to complete the Merger, Dun & Bradstreet’s stockholders must vote to adopt the Merger Agreement. You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the Merger Agreement Proposal.

Your vote is very important. Even if you plan to attend the special meeting virtually through the internet, we encourage you to submit a proxy as soon as possible.
Q:
What is the proposed Merger and what effects will it have on the Company?

A:
The proposed Merger will result in the acquisition of the Company by Parent pursuant to the Merger Agreement. If the Merger Agreement Proposal is approved by Dun & Bradstreet’s stockholders and the other closing conditions under the Merger Agreement are satisfied or waived, Merger Sub will merge with and into the Company, with the Company becoming a wholly owned subsidiary of Parent. As a result of the Merger, the Company will cease to be a public company and you will cease to hold Shares. In addition, following the Merger, the Shares will be delisted from NYSE and deregistered under the Exchange Act, and Dun & Bradstreet will no longer be required to file periodic reports, current reports and proxy and information statements with the SEC.

Q:
As a stockholder, what will I receive in the Merger?

A:
If the Merger is completed, you will be entitled to receive $9.15 in cash, without interest and subject to deduction for any applicable withholding taxes, for each Share you own as of immediately prior to the Effective Time. For further information, see the section entitled “The Merger Agreement — Merger Consideration Received by Dun & Bradstreet Stockholders,” beginning on page 64.

Q:
Will I continue to receive dividends on Shares that I hold prior to Closing?

A:
The terms of the Merger Agreement prohibit Dun & Bradstreet from paying or declaring any further dividends, including regular quarterly dividends.

Q:
What are the material U.S. federal income tax consequences of the Merger?

A:
If you are a U.S. Holder (as defined in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger — U.S. Holders,” beginning on page 57), the exchange of Shares for cash pursuant to the Merger will require you to recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash you received pursuant to the Merger and your adjusted tax basis in the Shares surrendered pursuant to the Merger.

If you are a Non-U.S. Holder (as defined in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger — Non-U.S. Holders,” beginning on page 57), the exchange of Shares for cash pursuant to the Merger generally will not be subject to U.S. federal income tax unless you have certain connections to the United States or the Company is or has been a United States real property holding corporation.
You should consult your own tax advisor to determine the U.S. federal income tax consequences of the Merger to you in light of your own particular circumstances and any consequences arising under the laws of any state, local, or non-U.S. taxing jurisdiction. A more complete description of certain U.S. federal income tax consequences of the Merger is provided in the section entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger,” beginning on page 56.
Stockholders should consult their own tax advisors concerning the U.S. federal income tax consequences of the Merger in light of their particular circumstances and any consequences arising under U.S. federal non-income tax laws or the laws of any state, local or non-U.S. taxing jurisdiction.
Q:
What will happen to outstanding Dun & Bradstreet equity compensation awards in the Merger?

A:
For information regarding the treatment of outstanding Dun & Bradstreet equity awards, see the section entitled “The Merger Agreement — Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page 64.

Q:
What will happen to the Company ESPP?

A:
For information regarding the treatment of the Company ESPP, see the section entitled “The Merger Agreement — Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page 64.

Q:
When and where will the special meeting be held?

A:
The special meeting will be held via live webcast on June 12, 2025, at 11:00 a.m., Eastern Time. To participate in the special meeting virtually through the internet, please visit www.virtualshareholdermeeting.com/DNB2025SM and enter the 16-digit control number available on your proxy card if you are a shareholder of record or included in your voting instruction card and voting instructions you received from your broker, bank or other nominee. We encourage you to allow ample time for online check-in, which will open at 10:45 a.m., Eastern Time. Please note that you will not be able to attend the special meeting in person.

Q:
Who is entitled to vote at the special meeting?

A:
Only holders of Shares of record as of the close of business on May 9, 2025, the Record Date for the special meeting, are entitled to notice of and to vote at the special meeting. You will be entitled to one vote on each of the proposals presented in this proxy statement for each Share that you own as of the close of business on the Record Date.

Q:
What is the difference between being a “holder of record” and a “beneficial owner” of Shares held in “street name”?

A:
If, on the Record Date, your Shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered, with respect to those Shares, the stockholder of record. If your Shares are held by a bank, broker, trust or other nominee, you are considered the beneficial owner of Shares held in “street name.”

Q:
What proposals will be considered at the special meeting?

A:
At the special meeting, you will be asked to consider and vote on:

•
a proposal to adopt the Merger Agreement, a copy of which is attached as Annex A to this proxy statement, pursuant to which Merger Sub will be merged with and into the Company with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”);

•
a proposal to approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transaction, including the Merger (the “Merger-Related Compensation Proposal”), as discussed in the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger,” beginning on page 50; and

•
a proposal to adjourn the special meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to approve such proposal (the “Adjournment Proposal”).

You should read the section of this proxy statement entitled “The Merger — Reasons for the Merger,” beginning on page 34, for a discussion of the factors that the Board considered in deciding to recommend the approval of the Merger Agreement. See also the section entitled “The Merger — Interests of Executive Officers and Directors in the Merger,” beginning on page 50.
Q:
What vote is required to approve each of the proposals?

A:
The approval of the Merger Agreement Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date. Abstentions and failure to vote will have the same effect, assuming a quorum is present, as a vote “AGAINST” the Merger Agreement Proposal.

The approval of the Merger-Related Compensation Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the special meeting and entitled to vote thereat. Failure to vote will have no effect on approval of the proposal, assuming a quorum is present; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.
The approval of the Adjournment Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the special meeting and entitled to vote thereat. Failure to vote will have no effect on approval of the proposal, assuming a quorum is present; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.
In addition, if a quorum is not present in person or represented by proxy at the special meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting until a quorum will be present in person or represented by proxy.
Q:
How does the Board recommend that I vote on the proposals?

A:
The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the Board. The Board recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.

For a discussion of the material factors considered by the Board in reaching its conclusions, see the section entitled “The Merger —  Reasons for the Merger,” beginning on page 34. In addition, in considering the recommendation of the Board with respect to the Merger Agreement, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of Dun & Bradstreet stockholders generally. See the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger,” beginning on page 50.
Q:
How will Cannae Holdings, Inc. and Thomas H. Lee Partners, L.P. vote the Shares they hold?

A:
Pursuant to the VSAs, Cannae, who owned approximately 13.5% of the issued and outstanding Shares as of May 9, 2025, and THL, who owned approximately 5.1% of the issued and outstanding Shares as of May 9, 2025, agreed to vote or cause to be voted any Shares owned by them in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions (a) contemplated by the Merger Agreement or (b) necessary or desirable in furtherance of the Transactions, including the Merger, and, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports, and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.

In the event the Board has made a Change in Recommendation against the Merger and the adoption of the Merger Agreement, Cannae and THL may each vote their Shares with respect to the above matters in any manner they choose. For more information, see the section entitled “Voting and Support Agreements,” beginning on page 93.
Q:
Do I need to attend the special meeting?

A:
No. It is not necessary for you to attend the special meeting in order to vote your Shares. If you are a holder of Shares as of the Record Date, you may vote by mail, by telephone or through the internet, as described in more detail below. If you are a “street name” holder of Shares, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your Shares to be voted at the special meeting, as described in more detail below.

Q:
How many Shares need to be represented at the special meeting?

A:
The presence at the special meeting, by attendance via the virtual meeting website or by proxy, of the holders of a majority in voting power of the Shares entitled to vote at the meeting constitutes a quorum for the purpose of considering the proposals. A quorum is the minimum number of Shares required to be present at the special meeting for the meeting to be properly held under our bylaws and the DGCL.

As of May 9, 2025 there were 446,410,772 Shares outstanding. If you are a holder of Shares as of the Record Date and you vote by mail, by telephone, through the internet or at the special meeting via the virtual meeting website, you will be considered part of the quorum. If you are a “street name” holder of Shares and you provide your bank, broker, trust or other nominee with voting instructions, then your Shares will be counted in determining the presence of a quorum. If you are a “street name” holder of Shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your Shares will not be counted in determining the presence of a quorum.
All Shares held by stockholders as of the Record Date that attend the special meeting via the virtual meeting website, or are represented by proxy, and entitled to vote at the special meeting, regardless of how such Shares are voted or whether such stockholders have indicated on their proxy that they are abstaining from voting, will be counted in determining the presence of a quorum. If a quorum is not present at the special meeting, then the Company may seek to adjourn the special meeting.
Q:
Why am I being asked to consider and cast a non-binding advisory vote to approve the compensation that may be paid or become payable to Dun & Bradstreet’s named executive officers that is based on or otherwise relates to the Merger?

A:
In July 2010, the SEC adopted rules that require companies to seek a non-binding advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to corporate transactions such as the Merger. In accordance with the rules promulgated under Section 14A of the Exchange Act, Dun & Bradstreet is providing its holders of Shares as of the Record Date with the opportunity to cast a non-binding advisory vote on compensation that may be paid or become payable to Dun & Bradstreet’s named executive officers in connection with the Merger. For additional information, see the section entitled “Proposal 2: Merger-Related Compensation Proposal,” beginning on page 104.

Q:
What will happen if Dun & Bradstreet stockholders do not approve the Merger-Related Compensation Proposal?

A:
The vote to approve the Merger-Related Compensation Proposal is a vote separate and apart from the vote to adopt the Merger Agreement. Approval of the Merger-Related Compensation Proposal is not a condition to completion of the Merger, and it is advisory in nature only, meaning that it will not be binding on Dun & Bradstreet or Parent or any of their respective subsidiaries. Accordingly, if the Merger Agreement is adopted by Dun & Bradstreet’s stockholders and the Merger is completed, the compensation that is based on or otherwise relates to the Merger will be payable to our named executive officers even if this proposal is not approved.

Q:
What do I need to do now? How many votes do I have?

A:
After carefully reading and considering the information contained in this proxy statement and the Annexes attached to this proxy statement, please vote your Shares in one of the ways described below as soon as possible. You will be entitled to one vote for each Share that you owned at the close of business on May 9, 2025, the Record Date.

Q:
How do I vote if I am a stockholder of record?

A:
You may vote by:

•
submitting your proxy by completing, signing and dating each proxy card you receive and returning it by mail in the enclosed prepaid envelope;

•
submitting your proxy by using the telephone number printed on each proxy card you receive;

•
submitting your proxy through the internet voting instructions printed on each proxy card you receive; or

•
casting your vote at www.proxyvote.com. Any holder of Shares as of the Record Date can virtually attend the special meeting by visiting www.virtualshareholdermeeting.com/DNB2025SM. The special meeting will be held on June 12, 2025 and starts at 11:00 a.m., Eastern Time. We encourage you to allow ample time for online check-in, which will open at 10:45 a.m., Eastern Time.

Submitting your proxy by mail, by telephone or through the internet will not prevent you from casting your vote at the special meeting via the virtual meeting website. You are encouraged to submit a proxy by mail, by telephone or through the internet even if you plan to attend the special meeting via the virtual meeting website to ensure that your Shares are represented at the special meeting.
If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your Shares will be voted “FOR” the Merger Agreement Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal.
Q:
What is the deadline for voting my Shares?

A:
If you are submitting your proxy by telephone or through the internet, your voting instructions must be received by 11:59 p.m., Eastern Time on June 11, 2025.

If you choose to submit your proxy by mailing a proxy card, your proxy card must be completed, signed, dated and returned in the enclosed postage-paid reply envelope or otherwise filed with our Corporate Secretary no later than 11:59 p.m. Eastern Time on June 11, 2025.
You may also attend the special meeting virtually through the internet. If you are a beneficial owner, please review the voting instructions provided by your bank, broker, trust or other nominee for information on the deadline for voting your Shares.
Q:
If my Shares are held for me by a bank, broker, trust or other nominee (including as a result of purchasing such Shares through the Company ESPP), will my bank, broker, trust or other nominee vote those Shares for me with respect to the proposals?

A:
If you wish to vote by proxy and your Shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your Shares to be voted at the special meeting. Your bank, broker, trust or other nominee will NOT be able to vote your Shares on the proposals unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares. You may be able to vote by telephone or through the internet if your bank, broker, trust or other nominee offers these options. If you wish to vote by attending the special meeting via the virtual meeting website and your Shares are held in the name of a bank, broker, trust or other nominee, you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other nominee of record authorizing you to vote at the special meeting. Obtaining a legal proxy may take several days.

Q:
What if I fail to instruct my bank, broker, trust or other nominee how to vote?

A:
Your bank, broker, trust or other nominee will NOT be able to vote your Shares on the proposals unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares. Because the Merger Agreement Proposal requires the affirmative vote of holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date, the failure to provide your bank, broker, trust or other nominee with voting instructions will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. Furthermore, your Shares will not be included in the calculation of the number of Shares present at the special meeting for purposes of determining whether a quorum is present.

Q:
May I change my vote after I have mailed my proxy card or after I have submitted my proxy by telephone or through the internet?

A:
Yes. You may revoke your proxy or change your vote at any time before it is voted at the special meeting. You may revoke your proxy by delivering a signed written notice of revocation stating that the proxy is revoked and bearing a date later than the date of the proxy delivered to Colleen E. Haley, Corporate Secretary, Dun & Bradstreet, Inc., 5335 Gate Parkway, Jacksonville, FL 32256. You may also revoke your proxy or change your vote by submitting another proxy by telephone or through the internet in accordance with the instructions on the enclosed proxy card. You may also submit a later-dated proxy card relating to the same Shares. If you voted by completing, signing, dating and returning the enclosed proxy card, you should retain a copy of the voter control number found on the proxy card in the event that you later decide to revoke your proxy or change your vote by telephone or through the internet. Alternatively, your proxy may be revoked or changed by attending the special meeting via the virtual meeting website and voting at the meeting. However, simply attending the special meeting without voting will not revoke or change your proxy. “Street name” holders of Shares should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.

If you have instructed a bank, broker, trust or other nominee to vote your Shares, you must follow the instructions received from your bank, broker, trust or other nominee to change your vote.
All properly submitted proxies received by us before the special meeting that are not revoked or changed prior to being exercised at the special meeting will be voted at the special meeting in accordance with the instructions indicated on the proxies or, if no instructions were provided, “FOR” each of the proposals.
Q:
What does it mean if I receive more than one proxy card?

A:
If you receive more than one proxy card, it means that you hold Shares that are registered in more than one account. For example, if you own your Shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those Shares because they are held in a different form of record ownership. Therefore, to ensure that all of your Shares are voted, you will need to submit your proxies by mailing in each proxy card you receive or by telephone or through the internet by using the different voter control number(s) on each proxy card.

Q:
What is householding and how does it affect me?

A:
The SEC permits companies to send a single set of certain disclosure documents to any household at which two or more stockholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, each stockholder continues to receive a separate notice of the meeting and proxy card. This householding process reduces the volume of duplicate information and reduces printing and mailing expenses. If your family has multiple accounts holding Shares, you may have already received a householding notification. For additional information, see the section entitled “Householding of Proxy Material,” beginning on page 116.

Q:
What happens if I sell my Shares before the special meeting?

A:
The Record Date for the special meeting is earlier than the expected date of completion of the Merger. If you own Shares as of the close of business on the Record Date but transfer your Shares prior to the special meeting, you will retain your right to vote at the special meeting, but the right to receive the Merger Consideration will pass to the person who holds your Shares as of immediately prior to the Effective Time.

Q:
May I exercise dissenters’ rights or rights of appraisal in connection with the Merger?

A:
Yes. In order to exercise your appraisal rights, you must follow the requirements set forth in Section 262 of the DGCL. Under Delaware law, holders of Shares of record who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL will have the right to seek appraisal of the fair value of their Shares as determined by the Delaware Court of Chancery if the Merger is completed. Appraisal rights only will be available to these holders if they deliver a written demand for an appraisal to Dun & Bradstreet prior to the vote on the Merger Agreement Proposal at the special meeting and they comply with the procedures and requirements set forth in Section 262 of the DGCL, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. For additional information, see the section entitled “Appraisal Rights,” beginning on page 107.

Q:
If I hold my Shares in certificated form, should I send in my stock certificates now?

A:
No. Shortly after the Merger is completed, you will be sent a letter of transmittal that includes detailed written instructions on how to return your stock certificates. You must return your stock certificates in accordance with such instructions in order to receive the Merger Consideration. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATE(S) NOW.

Q:
When is the Merger expected to be completed?

A:
We and Parent are working toward completing the Merger as quickly as possible. We currently anticipate that the Merger will be completed during the third quarter of 2025, but we cannot be certain when or if the conditions to the Merger will be satisfied or, to the extent permitted, waived. The Merger cannot be completed until the conditions to closing are satisfied (or, to the extent permitted, waived), including the adoption of the Merger Agreement by Dun & Bradstreet’s stockholders. For additional information, see the section entitled “The Merger Agreement — Conditions to the Merger,” beginning on page 86.

Q:
What happens if the Merger is not completed?

A:
If the Merger Agreement Proposal is not approved by the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date or if the Merger is not completed for any other reason, you will not receive any consideration from Parent or Merger Sub for your Shares. Instead, Dun & Bradstreet will remain a public company, and the Shares will continue to be registered under the Exchange Act and listed and traded on NYSE. We expect that our management will operate our business in a manner similar to that in which it is being operated today and that holders of Shares will continue to be subject to the same risks and opportunities to which they are currently subject with respect to their ownership of the Shares.

In addition, if the Merger Agreement is terminated under specified circumstances, the Company will be required to pay Parent the Company Termination Fee or a Go-Shop Termination Fee, as applicable. The Merger Agreement also provides that Parent will be required to pay the Company the Parent Termination Fee if the Merger Agreement is terminated due to certain reasons related to Parent’s breach or failure to close. For additional information, see the section entitled “The Merger Agreement — Termination Fees,” beginning on page 89.
For additional information, see the section entitled “The Merger — Consequences if the Merger is Not Completed,” beginning on page 55.

Q:
Where can I find the voting results of the special meeting?

A:
The Company will publish final voting results from the special meeting in a Current Report on Form 8-K to be filed with the SEC following the special meeting. For more information, please see the section entitled “Where You Can Find More Information,” beginning on page 117.

Q:
Are there any requirements if I plan on attending the special meeting?

A:
The special meeting will be held via live webcast only. Any holder of Shares as of the Record Date can virtually attend the special meeting by visiting www.virtualshareholdermeeting.com/DNB2025SM. The special meeting starts at 11:00 a.m., Eastern Time, on June 12, 2025. We encourage you to allow ample time for online check-in, which will open at 10:45 a.m., Eastern Time. If you hold your Shares in “street name,” in order to be able to enter the special meeting you will need the control number included with your voting instruction card and voting instructions you received from your broker, bank, trust or other nominee of your Shares.

Q:
Where can I find more information about Dun & Bradstreet?

A:
Dun & Bradstreet files periodic reports, proxy statements and other information with the SEC. Our SEC filings are available to the public at the SEC’s website at www.sec.gov. For a more detailed description of the information available, see the section entitled “Where You Can Find More Information,” beginning on page 117.

Q:
Who can help answer my questions?

A:
For additional questions about the Merger, assistance in submitting proxies or voting Shares, or additional copies of this proxy statement or the enclosed proxy card, please contact our proxy solicitor:

D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, New York 10005
Banks and Brokers Call: (646) 582-7109
All Others Call Toll Free: (866) 620-2536
Email: DNB@dfking.com
If your Shares are held for you by a bank, broker, trust or other nominee, you should also call your bank, broker, trust or other nominee for additional information.

THE MERGER
Overview
Dun & Bradstreet is seeking the adoption by its stockholders of the Merger Agreement. Under the terms of the Merger Agreement, subject to the satisfaction or waiver of specified conditions, Merger Sub will merge with and into Dun & Bradstreet. Dun & Bradstreet will survive the Merger as a wholly owned subsidiary of Parent. The Board has approved the Merger Agreement and unanimously recommends that Dun & Bradstreet stockholders vote “FOR” the Merger Agreement Proposal.
At the Effective Time, each Share that is issued and outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Dissenting Shares), will be cancelled, will cease to exist and will be automatically converted into the right to receive $9.15 in cash, without interest thereon and subject to deduction for any applicable withholding taxes.
Following the completion of the Merger, Dun & Bradstreet will cease to be a publicly traded company and will become a direct, wholly owned subsidiary of Parent.
Background of the Merger
The following is a summary of the principal events, meetings, negotiations, and actions that led to the execution and public announcement of the Merger Agreement. This summary does not purport to catalogue every interaction among the Company, the Board, the Company’s management or advisors, affiliates of Clearlake or any other parties or their respective advisors or representatives, but is instead a summary of material developments over the course of such discussions and negotiations.
The Board, together with the Company’s management and with the assistance of the Company’s advisors, regularly reviews and assesses the Company’s strategic direction, financial performance and business plans with a view towards strengthening the Company’s business and identifying opportunities to increase stockholder value, taking into account financial, industry, competitive and other applicable considerations. As part of this periodic review and assessment, from time to time during the two-year period prior to the Company’s entry into the Merger Agreement, the Board and the Company’s management received periodic inbound inquiries and considered potential strategic alternatives, including strategic acquisitions and divestitures, and engaged in business development and strategic discussions with other participants in the industry in which the Company operates in order to complement and expand the Company’s existing business and operations. As part of this review and assessment, representatives of the Company’s management have, from time to time, attended preliminary meetings with certain parties who expressed interest in meeting with the Company, and received certain inbound inquiries related to potential transactions involving the Company. During the two-year period prior to the Company’s entry into the Merger Agreement, none of these prior discussions progressed beyond preliminary phases, other than as described below.
In connection with such periodic review and assessment, including receipt of periodic inbound inquiries, at a special meeting on March 22, 2024, the Board reviewed, together with representatives of BofA Securities, the Company’s financial performance relative to its trading price, analyst and investor views of the Company, general market and industry conditions, the regulatory climate for transactions, and potential strategic alternatives that may be available to the Company, including the possibility of exploring a transaction with a third party. Representatives of BofA Securities presented a proposed timeline to conduct an informal market check to gauge if there was interest in a strategic transaction involving the Company and the process for negotiating such a transaction if there was such interest, as well as illustrative analyses of hypothetical transactions at various prices. After deliberations and discussions, and in part as a result of there being increased expressed and rumored interest in the Company, the Board was supportive of informally exploring whether third parties would be interested in discussing a potential strategic transaction with the Company in order to identify opportunities to increase stockholder value, including a potential sale of the Company. In connection with the foregoing, the Board authorized the Company’s management to work with and engage BofA Securities, based upon, among other factors, BofA Securities’ reputation, qualifications, expertise and experience in mergers and acquisitions, valuation, financing and capital markets, long-standing relationship with the Company and its familiarity with the Company and knowledge of the Company’s business and the industry in which the Company operates, to reach out to parties that might be interested in a potential strategic transaction with the Company and would be able to provide an attractive offer price, and to report back to the Board in due course. In connection with the retention of BofA Securities, the Board was aware that Cary Thompson, Executive Vice Chairman of Global Corporate and Investment Banking at BofA Securities, is a current or former director of certain other companies affiliated with William P. Foley II, Executive Chairman of the Company.
Between March 2024 and October 2024, representatives of BofA Securities, on behalf of the Company, conducted a broad informal outreach to those parties that the Company’s management, in consultation with BofA Securities, believed may be interested in potentially exploring a strategic transaction with the Company (the “Informal Outreach”), which together with inbound contacts and other parties engaged with prior to announcing the Transactions, resulted in BofA Securities and the Company’s management engaging with an aggregate of forty-four (44) parties.
During the second quarter of 2024 and through July 2024, the Company’s management held introductory awareness meetings with seven (7) strategic parties (including Party E, as discussed below) and nine (9) financial sponsors (including Party A, Party B and Party C, discussed below), and, based on discussions with such parties, provided limited non-public materials regarding the Company’s business and operations to, and conducted limited diligence sessions with, two (2) of the strategic parties (including Party E) and eight (8) of the financial sponsors, including Party A, Party B and Party C. All ten (10) parties who received non-public materials signed confidentiality agreements with the Company (without any standstill restrictions) prior to their receipt of such non-public materials.
On May 8, 2024, the Company received a proposal from Party A, a financial sponsor (“Party A”), for a preferred equity investment in the Company of up to $1.1 billion, the proceeds of which would be used as follows: (i) up to $700 million of the proceeds would be used by the Company to repurchase certain significant investors’ Shares at a price equal to the then-current market price per Share, and (ii) up to $400 million of the proceeds would be used to purchase the remaining Shares of such significant investors by way of a direct purchase of Shares from such significant investors by Party A at a price equal to the then-current market price of the Shares (the “Party A May Proposal”). The terms of the preferred equity included, among other things, a ten (10) year maturity, a dividend rate of 5-7%, payable in cash or in kind (subject to certain step-ups), the ability to increase the dividend after five (5) years, and commensurate Board representation and governance rights based on ownership levels. This proposal was not specifically requested in connection with the Informal Outreach.
On June 19, 2024, the Company received an updated proposal from Party A for a preferred equity investment in the Company of up to $700 million, the proceeds of which would be used to redeem certain significant investors’ Shares at a price of $12.50 per Share, following which the remaining Shares held by such significant investors would be converted or exchanged into preferred stock at a reference price of $12.50 per Share. The terms of the preferred equity were the same as those in the Party A May Proposal.
On July 16, 2024, Party A delivered to representatives of BofA Securities a further updated proposal for a preferred equity investment in the Company of up to $1.0 billion, the terms of which included that such equity would be convertible at a 20-25% premium to market, have a coupon of 5-7% payable in cash or in kind at the Company’s option (subject to certain step-ups), and be redeemable by the Company after six (6) years, the proceeds of which would be used to redeem certain significant investors’ Shares (the “Party A July Proposal”). The Party A July Proposal also provided that such significant investors may also have been able to roll certain of their remaining Shares into the preferred equity investment. Party A requested a thirty (30) day exclusivity period in connection with the Party A July Proposal.
On July 18, 2024, Party B, a financial sponsor (“Party B”), delivered to representatives of BofA Securities a non-binding written proposal to acquire all of the Shares for a purchase price between $11.00 – $12.50 per Share in cash (the “Party B Proposal”), which proposal expressly included that it was based on limited due diligence and subject to Party B’s further due diligence. The Party B Proposal represented a 17.4% to 33.4% premium to the Company’s 30-day volume weighted average price (“VWAP”) on July 18, 2024 of $9.37.
On July 24, 2024, the Board held a regularly scheduled meeting, attended by the Company’s management and representatives of BofA Securities, at which, among other things, the Board and representatives of BofA

Securities discussed preliminary financial considerations with respect to the Party A July Proposal and the Party B Proposal. The Board also discussed other strategic alternatives that might be available to the Company, including a sale of the entire Company through a formal strategic review process, and the progress of the Informal Outreach. Following deliberations and discussions, the Board determined that, based on the Company’s prospects and financial performance, the analyses presented by the Company’s management and its advisors, including BofA Securities, and the Board’s discussions to date, the Party A July Proposal did not represent sufficient value to all of the Company’s stockholders, given its focus on the Company’s significant investors, and it was in the best interests of the Company and its stockholders not to accept or prioritize the Party A July Proposal, but instead to continue to engage in discussions with all parties interested in a strategic transaction and to continue the Company’s review of strategic alternatives, including the Informal Outreach.
In late July 2024, the Company’s management contacted two (2) potential parties, a strategic party and financial sponsor, both of which signed confidentiality agreements without any standstill restrictions, but neither of which proceeded in the strategic review process further than initial discussions with the Company’s management. For the avoidance of doubt, both such parties are included in the aggregate forty-four (44) parties that were engaged with overall.
On August 1, 2024, the closing price per Share was $10.29.
During the trading day on August 2, 2024, it was reported in the media that the Company was exploring strategic alternatives, including a potential sale, and that it was working with BofA Securities to evaluate takeover interest from potential buyers, including private equity firms.
The closing price per Share on August 2, 2024 was $11.82.
On August 5, 2024, in response to the aforementioned media reports, the Company issued a press release stating that the Company had received inbound interest from third parties and had retained BofA Securities to assist with those inquiries.
Following the August 2024 media report through March 2025, BofA Securities had discussions with those parties contacted during the Informal Outreach which had a continuing interest in a strategic transaction with the Company, including Party B and Party C, and also engaged with four (4) additional parties (two (2) strategic parties, including Party D (as discussed below), and two (2) financial sponsors, including Clearlake) regarding a potential strategic transaction with the Company, which additional parties, for the avoidance of doubt, are included in the aggregate forty-four (44) parties that were engaged with overall.
Between August 2024 and January 2025, the Company’s management held presentations regarding the Company’s business and financial performance with seven (7) strategic parties (the five (5) of which who had not participated in the Informal Outreach executed confidentiality agreements with the Company without any standstill restrictions prior to such presentations), four (4) of which also conducted preliminary diligence sessions with the Company’s management, including Party D and Party E. The Company’s management also held presentations regarding the Company’s business and financial performance with six (6) financial sponsors (the two (2) of which who had not participated in the Informal Outreach executed confidentiality agreements with the Company without any standstill restrictions prior to such presentations), including Clearlake, Party B and Party C, all of which also conducted additional preliminary diligence sessions with the Company’s management. In this time period the Company’s management also conducted preliminary diligence sessions with one (1) additional financial sponsor, who did not attend a presentation with the Company’s management, and also held a preliminary awareness meeting with one (1) additional strategic party (with each such additional party having entered into a confidentiality agreement with the Company that did not include any standstill restrictions prior to such applicable preliminary diligence sessions or awareness meeting).
On August 12, 2024, a representative of Clearlake called a representative of BofA Securities to express interest in receiving materials about the Company and participating in the strategic review process following the August 2, 2024 media reports.
On August 16, 2024, BofA Securities conducted a call with representatives from Clearlake to discuss the details of a potential strategic transaction with the Company.

On September 6, 2024, Clearlake executed a confidentiality agreement with the Company, which did not include any standstill restrictions.
On September 11, 2024, the Company’s management held a presentation with Clearlake regarding the Company’s business and financial performance. Clearlake was also granted access to certain due diligence materials of the Company in connection with its review of a potential strategic transaction.
On September 25, 2024, a financial sponsor delivered to the Company a proposal for a preferred equity investment in the Company of $1 billion to $1.25 billion, the proceeds of which would be used to fund the Company’s acquisition of Shares from certain significant investors at a 5.0% discount to the then-current market price of the Shares. This proposal was unsolicited and not requested in connection with the Informal Outreach. The Company’s management discussed such proposal and, based on prior Board discussions, believed that a sale of the entire Company would likely be viewed more favorably by the Board.
On October 22, 2024, the Board held a regularly scheduled meeting, attended by the Company’s management and representatives of BofA Securities, at which the Board received an update on the status of the Informal Outreach, including the outreach that had occurred to date. The Board discussed with representatives of BofA Securities the parties then-engaging in discussions with BofA Securities and the Company’s management and contemplating submission of non-binding indications of interest, including Clearlake, Party B and Party C, the level of diligence provided by the Company to date, and the expected timing for non-binding indications of interest. After discussion, the Board decided to appoint a transaction committee of the Board (the “Transaction Committee”), consisting of William P. Foley II, Anthony Jabbour, the Chief Executive Officer of the Company, and Thomas M. Hagerty, to receive regular updates regarding the strategic review process, engage with the Company’s management and BofA Securities regarding the strategic review process and related discussions, including to provide the Company’s management with efficient feedback related thereto, report back to the Board on developments, and to make recommendations to the Board with respect to the strategic review process and/or any potential transaction(s) related thereto or arising therefrom.
In connection with the foregoing, on October 28, 2024, the Board, by unanimous written consent, designated the Transaction Committee for the limited purpose of engaging with the Company’s management and BofA Securities to facilitate a strategic review process with potential strategic parties and financial sponsors, and designated Messrs. Foley, Jabbour and Hagerty as the members of the Transaction Committee. The Transaction Committee was authorized to, among other things, receive regular or ad hoc updates from and engage with the Company’s management or BofA Securities regarding such strategic review process and discussions held with potential strategic parties or financial sponsors relating thereto, and to make recommendations to the Board with respect to any actions to be taken with respect to such strategic review process or any potential transaction(s) related thereto or arising therefrom, but expressly did not give the Transaction Committee authority to approve any transaction without further authorization from the Board, as necessary or appropriate.
On October 30, 2024, representatives of BofA Securities sent a process letter to the eight (8) interested parties then-remaining in the strategic review process (comprising three (3) strategic parties, including Party D, and five (5) financial sponsors, including Clearlake, Party B and Party C), requesting that each such party submit a non-binding written indication of interest with respect to a strategic transaction with the Company no later than November 25, 2024. At such time, all other parties from the Informal Outreach, including Party A, had either become inactive in the process, were not interested in an acquisition of the Company, were not prepared to provide reasonably sufficient value to all of the Company’s stockholders, were in the early stages of due diligence and not prepared to provide an indication of interest, or had expressly declined to participate in the strategic review process for a variety of reasons, including due to competing priorities, lack of fit with current investment strategy, transaction size, exit strategies, and valuation. On November 20, 2024, the Transaction Committee met with the Company’s management and representatives of BofA Securities to discuss the strategic alternative review process, during which BofA Securities provided updates on the process, including the level of interest initially expressed by potential counterparties. The members of the Transaction Committee discussed and considered the timing and other details of the Company’s strategic review process.
On November 26, 2024, the Company received initial non-binding written indications of interest from (i) Clearlake to acquire all of the Shares for a purchase price of $12.00 per Share in cash, which represented a 1.0% premium to the Company’s 30-day VWAP on November 26, 2024 of $11.88, contingent upon completion of confirmatory due diligence and (ii) Party C, a financial sponsor (“Party C”), to acquire all of the Shares for a purchase price of $12.00 per Share in cash, which represented a 1.0% premium to the Company’s 30-day VWAP on November 26, 2024 of $11.88, contingent upon completion of confirmatory due diligence. On the same day, the Company also received a verbal revised non-binding indication of interest from Party B to acquire all of the Shares for a purchase price of $10.29 per Share in cash, which represented a 13.4% discount to the Company’s 30-day VWAP on November 26, 2024 of $11.88, contingent upon completion of confirmatory due diligence.
On November 26, 2024, the Transaction Committee held a meeting, attended by the Company’s management and representatives of BofA Securities, during which BofA Securities updated the Transaction Committee on the status of the strategic review process, and the Transaction Committee discussed and evaluated the non-binding proposals received from Clearlake, Party B and Party C, including the value of such proposals relative to the Company’s stock price prior to the August 2, 2024 media reports and the Company’s then-current stock price. Representatives of BofA Securities also updated the Transaction Committee on its discussions with potential strategic parties who continued to express interest in a transaction with the Company, but none of which had yet submitted a proposal. The Transaction Committee and representatives of BofA Securities discussed next steps in the process, including strategies for further discussions with interested potential financial and strategic parties, certain alternative transaction structures to a sale of all the Shares and the value that such alternatives could have to the Company and its stockholders, and the appropriate reference stock price in determining the value of any potential transaction to the Company’s stockholders. Following discussion, it was determined that BofA Securities should work with the remaining parties in the strategic review process to try and improve their valuations in order to provide a compelling price at which the Board would consider transacting. Following the Transaction Committee meeting, representatives of BofA Securities engaged with the parties then-remaining in the strategic review process, including Clearlake, Party B and Party C, consistent with the foregoing determination. Following receipt of such message, Party B did not submit any further proposals to the Company.
On December 4, 2024, the Transaction Committee held a meeting, attended by the Company’s management and representatives of BofA Securities, at which the Transaction Committee received an update on the status of the strategic review process, including the outreach and due diligence that had occurred to date. Representatives of BofA Securities reported on discussions with potential financial sponsor parties, including Clearlake and Party C, who continued to be interested in pursuing a transaction with the Company. Mr. Jabbour discussed with the Transaction Committee continued interest from certain potential strategic parties, including Party D and Party E, as well as certain transaction structuring considerations given that the strategic parties were interested in acquiring portions of the Company’s business, but not all of the Shares.
Between December 2024 and January 2025, at the direction of the Transaction Committee, the Company and its advisors further engaged with the five (5) potential counterparties then-remaining in the strategic review process, three (3) of which were strategic parties and two (2) of which were Clearlake and Party C, both financial sponsors. In connection with this engagement, these five (5) parties participated in due diligence calls with the Company’s management and received additional non-public information regarding the Company, in each case, to assist with such parties’ evaluation and review of a potential transaction with the Company.
On December 18, 2024, the Transaction Committee held a meeting, attended by the Company’s management and representatives of BofA Securities, at which the Transaction Committee received an update on the status of the strategic review process. Representatives of BofA Securities reported on discussions with Clearlake and Party C, who continued to be interested in pursuing a transaction with the Company. Mr. Jabbour discussed with the Transaction Committee continued interest from certain potential strategic parties, including Party D and Party E. Representatives of BofA Securities provided an update on diligence requests and functional diligence discussions conducted to date with the interested parties, and discussed next steps, including expected timing for updated proposals from the financial sponsors and non-binding indications of interest from the strategic parties, given the amount of due diligence each had completed to date.

Beginning on December 18, 2024 and ending on March 21, 2025, in connection with Clearlake’s due diligence review of the Company, Clearlake, the Company’s management team and representatives of Sidley Austin LLP (“Sidley”), outside legal counsel to Clearlake, held various due diligence meetings on subject areas such as accounting, finance, strategy, product and technology, human resources, information technology, international business, business segments, level financials, intellectual property, corporate, regulatory, tax, data privacy, real estate, sanctions and compliance. Each of the other potential counterparties then-remaining in the strategic review process were also offered the opportunity to conduct due diligence meetings with the Company’s management team.
On January 13, 2025, the Transaction Committee held a meeting, attended by the Company’s management and representatives of BofA Securities, at which the Transaction Committee received an update on the status of the strategic review process. Representatives of BofA Securities reported on discussions with Clearlake and Party C, who continued to be interested in pursuing a transaction with the Company. Mr. Jabbour discussed with the Transaction Committee continued interest from certain potential strategic parties, including Party D and Party E. Representatives of BofA Securities provided an update on diligence requests and functional diligence discussions conducted to date with various interested parties, and discussed next steps, including expected timing for updated proposals from the financial sponsors and non-binding indications of interest from the strategic parties.
Later on January 13, 2025, representatives of BofA Securities delivered a second round process letter to four (4) parties, which included Clearlake, Party C and two (2) strategic parties, including Party E, then-remaining in the strategic process, requesting that, as applicable, each financial sponsor party submit a final written proposal accompanied by a mark-up of a draft merger agreement, and each strategic party submit an indication of interest with respect to a strategic transaction with the Company, in each case no later than February 3, 2025.
On January 17, 2025, the Company made a draft merger agreement, which was prepared by Weil, Gotshal & Manges LLP (“Weil”), outside legal counsel to the Company, available to Clearlake and Party C.
On January 27, 2025, the Transaction Committee held a meeting, attended by the Company’s management and representatives of BofA Securities, at which the Transaction Committee received an update on the status of the strategic review process, including the outreach and due diligence that had occurred to date. Representatives of BofA Securities reported on discussions with Clearlake and Party C, who continued to be interested in pursuing a transaction with the Company. Representatives of BofA Securities provided an update on expectations for final proposals from the potential financial sponsors and indications of interest from potential strategic parties due February 3, 2025.
Later on January 27, 2025, “Party D”, a data and technology company and one of the strategic companies in the strategic review process, contacted the Company and provided a verbal non-binding indication of interest to acquire the Company’s Master Data Management business at a 10x — 14x transaction EBITDA multiple (or approximately $3.1 billion to $4.3 billion), in cash, subject to continued due diligence.
On February 2, 2025, “Party E”, a software and data company and one of the strategic companies in the strategic review process, provided a verbal non-binding indication of interest to the Company to acquire the Company’s Sales & Marketing Solutions business for $2.5 billion in cash, subject to continued due diligence.
On February 4, 2025, Clearlake communicated to BofA Securities that Clearlake would consider submitting a proposal either to acquire the Company’s Finance & Risk business or to acquire all of the Shares, but would only do so concurrently with a divestiture of the Company's Master Data Management business.
On February 5, 2025, the Transaction Committee held a meeting, attended by the Company’s management and representatives of BofA Securities, at which the Transaction Committee received an update on the status of the strategic review process, including the feedback received from parties who declined to move forward in the process, which included competing priorities, lack of fit with current investment strategy, transaction size, exit strategies, and valuation. The Transaction Committee discussed with the Company’s management and representatives of BofA Securities that no written proposals to acquire all of the Shares had been submitted following the issuance of the second round process letter, notwithstanding the stated February 3, 2025 deadline, but that discussions were continuing with five (5) parties, consisting of two (2) financial sponsors, Clearlake and Party C, with Party C continuing to actively perform due diligence on the Company’s results from the fourth quarter of 2024, and three (3) strategic parties, Party D, Party E and a strategic company that had expressed interest in acquiring the Company’s Finance & Risk business. Representatives of BofA Securities also discussed with the Transaction Committee the verbal, non-binding proposals received from each of Party D and Party E, and the fact that Clearlake had indicated it would consider submitting a proposal either to acquire the Company’s Finance & Risk business or to acquire all of the Shares, but would only do so concurrently with a divestiture of the Company’s Master Data Management business.
On February 6, 2025, Bloomberg News reported that Veritas Capital Fund Management was in talks to acquire the Company.
Also on February 6, 2025, the Board held a regularly scheduled meeting, attended by the Company’s management and representatives of BofA Securities, at which the Board received an update on the status of the strategic review process, including the outreach and due diligence that had occurred to date, the initial indications of interest that had been received for various transactions, as well as feedback received from parties who declined to proceed in the process, including that such parties declined to proceed due to competing priorities, lack of fit with current investment strategy, transaction size, exit strategies, and valuation. The Board discussed with the Company’s management and representatives of BofA Securities that no written proposals had been submitted following the second round process letter, notwithstanding the stated February 3, 2025 deadline, but that discussions were continuing with five parties, including Party C, who continued to actively perform due diligence on the Company’s results from the fourth quarter of 2024, and Clearlake, who had indicated that it would consider submitting a proposal either to acquire the Company’s Finance & Risk business or to acquire all of the Shares, but would only do so concurrently with a divestiture of the Company’s Master Data Management business. The representatives of BofA Securities also updated the Board on the discussions with potential strategic parties, none of which were interested in acquiring all of the Shares, and reviewed with the Board the implied values of the alternative structures under discussion with such parties. The representatives of BofA Securities also discussed with the Board and the Company’s management the historical trading prices of the Shares over the prior three (3) years, including the Share price increase following the August media report and subsequent confirmation by the Company of the Company’s strategic alternative review, as well as how the Company has historically traded at a lower multiple than its peers. After deliberations and discussions, including with respect to the risks and benefits of the various transactions, including the status of the credit markets, the execution challenges posed by the regulatory environment and, with respect to the proposals that involved acquisitions of certain businesses of the Company, the risks and uncertainty inherent in separating the Company’s businesses given the fact that they have historically operated on a combined basis, and challenges associated with the remaining businesses operating on a standalone basis following the closing of such a transaction, the Board determined that it was in the best interests of the Company and its stockholders to continue with the strategic review process and directed BofA Securities to work with the remaining parties in the process to try and improve their respective valuations and submit updated proposals. Following the Board meeting, representatives of BofA Securities contacted the five (5) parties then-remaining in the strategic review process to convey the foregoing message.
On February 10, 2025, the Transaction Committee held a meeting, attended by the Company’s management and representatives of BofA Securities, at which the Transaction Committee received an update on the status of the strategic review process, including the continued due diligence being performed by Party C and the timing of its expected completion, as well as the continued discussions with Party D regarding the possible acquisition of a portion of the Company’s business, and the expected timing for written proposals from such parties.
On February 21, 2025, following the Company’s reporting of fourth quarter and full year 2024 financial results which disclosed earnings per share and revenue for the quarter below consensus estimates and a decrease in the Company’s stock price of approximately 10.5%, Clearlake submitted a revised non-binding written proposal to acquire all of the Shares for a purchase price of between $10.50 and $11.00 per Share in cash, contingent upon a concurrent divestiture of the Company’s Master Data Management business for at least $6 billion, and subject to further due diligence related to the separation of such business (the “Clearlake February Proposal”).
On February 23, 2025, Party E provided an updated verbal non-binding indication of interest to the Company to acquire the Company’s Sales & Marketing Solutions business for $3 billion in cash, subject to continued due diligence.
On February 24, 2025, the Transaction Committee held a meeting, attended by the Company’s management and representatives of BofA Securities, at which the Transaction Committee received an update on the status of the strategic review process and an overview of the Clearlake February Proposal, and discussed with the Company’s management and the representatives of BofA Securities the benefits and considerations of the Clearlake February Proposal, including the execution risks related to a concurrent sale of the Company’s Master Data Management business, particularly given the differences in valuation between the value required in Clearlake’s February Proposal and other indications of interest the Company had received for such business. Representatives of BofA Securities also discussed with the Transaction Committee the diligence conducted by Party C, and reported on discussions with four (4) potential strategic parties, including the proposals previously submitted by Party D and Party E, the continuing discussions with the strategic company that had expressed interest in acquiring the Company’s Finance & Risk business, and discussions with an additional strategic party which indicated it was unlikely to pursue a transaction in the near term but was potentially interested in an investment in the Company. The Transaction Committee discussed the proposed transaction values and implied valuations for each indication of interest, the level of diligence performed to date by each potential counterparty, the advisors retained by the potential counterparties, as well as the benefits and considerations of each indication of interest, including, with respect to the proposals to acquire a portion of the Company’s business, the execution risk related to the challenge of separating the applicable business from the Company, the risk of such a separation to the Company’s remaining businesses and regulatory risks associated with such proposals. Following these discussions, the Transaction Committee directed BofA Securities to communicate to Clearlake that a transaction contingent upon a concurrent sale of the Company’s Master Data Management business introduced too much execution risk but to continue to engage in discussions with all of the interested parties, including Clearlake, on the Company’s behalf.
On March 7, 2025, BofA Securities was authorized to provide Clearlake with permission to discuss potentially working with Party D for Party D to acquire the Company’s Master Data Management business. However, following such outreach from Clearlake, Party D declined to proceed with such an arrangement at that time.
On March 10, 2025, the Transaction Committee held a meeting, attended by the Company’s management and representatives of BofA Securities, at which the Transaction Committee received an update from representatives of BofA Securities regarding the ongoing discussions with various strategic and financial sponsors, including Clearlake and Party C. Representatives of BofA Securities confirmed to the Transaction Committee that no potential counterparty had submitted a proposal to purchase all of the Shares (other than as set forth in the Clearlake February Proposal) following the second round process letter, and discussed with the Transaction Committee the feedback received from certain of the counterparties, including certain concerns regarding the Company’s business identified by Party C following its investment committee meeting. Representatives of BofA Securities also discussed with the Transaction Committee the fact that the potential strategic parties, including Party D and Party E, had only been interested in acquiring certain of the Company’s assets, and the Transaction Committee discussed the execution risks associated with such transactions, as well as the operational risks to the remaining businesses following such transactions. After deliberations and discussions, including with respect to the risks and benefits of the various transactions, the Transaction Committee directed BofA Securities and the Company’s management to work with the remaining parties in the process to try and improve their respective valuations and submit updated proposals.
On March 17, 2025, Clearlake submitted a non-binding verbal proposal to the Company to acquire all of the Shares for a purchase price of $8.25 per Share in cash (the “Clearlake March 17 Proposal”), a 2.4% premium to the closing price per Share of $8.06 on March 14, 2025. On March 17, 2025, the Board held a special meeting, attended by the Company’s management, at which the Board received an update on the status of the strategic review process, including the outreach and due diligence that had occurred to date. The Company’s management discussed with the Board that none of the five (5) strategic parties remaining in the strategic process were interested in acquiring all of the Shares, that conversations with such strategic parties had not progressed to any written proposals, and the implied values of the alternative structures under discussion with such strategic parties. The Board discussed with the Company’s management that there were two (2) financial sponsors actively participating in the transaction process, Clearlake and Party C, and discussed the Clearlake March 17 Proposal, including the risks and benefits of such transaction and the offer price relative to the Company’s then-current trading price. Given the value represented by the Clearlake March 17 Proposal, the ongoing engagement with Party C and the lack of proposals for a transaction for all of the Shares from any strategic parties, the Board discussed various alternatives to drive value to the Company’s stockholders, including a share buyback program, potential divestitures, and potential separations of certain of the Company’s businesses for distribution in whole or in part to the Company’s stockholders and, in the applicable cases, how the transaction alternatives compared to the Company’s prospects continuing to operate on a standalone basis. The Board discussed the risks and benefits of such transactions, including how the Company may be valued after such transactions, execution risks associated with such transactions, operational risks to the different businesses following such transactions, particularly given that they historically operated on a combined basis, and the potential tax impact to the Company’s stockholders of such transactions, in each case, as compared to the Company as a stand-alone business. The Board also discussed the fact that it had been publicly disclosed that the Company had been evaluating strategic alternatives for over seven (7) months and the uncertainty of how the Shares would trade if no transaction resulted from such review, particularly given the fact that the Company had historically traded at a lower multiple than its peers. After deliberations and discussions, the Board determined that it was in the best interests of the Company and its stockholders to continue with the strategic review process, including to continue to engage with Clearlake regarding the Clearlake March 17 Proposal, as well as with respect to any other proposals that may be received by the Company. The Board then authorized the Company’s management to direct BofA Securities to inform Clearlake that the Clearlake March 17 Proposal did not represent sufficient value to the Company stockholders and to work with Clearlake and the remaining parties in the strategic process to try and improve their valuations and submit updated proposals or submit initial formal proposals, as applicable. The Board also directed the Company’s management to instruct BofA Securities to perform additional analysis regarding the other potential strategic alternatives identified during the meeting. Following the Board meeting, representatives of BofA Securities contacted all remaining parties, including Clearlake, to implement the foregoing.
On March 18, 2025, following completion of its due diligence, Clearlake submitted a non-binding written proposal to acquire all of the Shares for a purchase price of $8.50 per Share in cash, a 2.9% premium to the closing price per Share of $8.26 on March 17, 2025, which proposal terminated by its terms at 5:00 p.m. Eastern Time on March 19, 2025 (the “Clearlake March 18 Proposal”). Clearlake indicated that it had completed its due diligence and was prepared to proceed with negotiation of a definitive merger agreement. Over the course of the next 24 hours, representatives of BofA Securities and Clearlake had multiple discussions regarding the Clearlake March 18 Proposal, during which Clearlake verbally increased its proposal to $8.75, then to $8.85 and then to $8.90 per Share in cash, which represented a 6.7% premium to the closing price per Share of $8.34 on March 18, 2025.
On March 19, 2025, the Board held a meeting attended by members of the Company’s management and representatives of BofA Securities, at which the Board received an update on the status of the strategic review process, including the fact that none of the strategic parties had submitted any proposals in writing, and each had ceased conducting due diligence. The Board discussed the Company’s current trading price and trading history since the August 2, 2024 media reports, and the Company’s long-term business forecast. A representative of BofA Securities discussed with the Board the then current credit markets and a financial sponsor’s, including Clearlake’s, ability to obtain financing for a transaction with the Company. The Board also discussed with the Company’s management and BofA Securities the benefits of including a “go-shop” provision in a merger agreement in the event the Company were to enter into a transaction with any of the interested parties. The Board discussed with representatives of BofA Securities and the Company’s management the Clearlake March 18 Proposal compared to the other strategic alternatives previously identified by the Board to drive value to the Company’s stockholders, as well as how best to respond to Clearlake with respect to its offer given the expiration date and the fact that Party C continued to be interested in a transaction with the Company, but had not submitted a formal proposal. Following discussion, the Board authorized BofA Securities to provide a verbal counter-offer to Clearlake of $9.00 per Share with no exclusivity, but delegated to the Transaction Committee the authority to determine whether to grant

Clearlake exclusivity, and to inform both Clearlake and Party C that time was of the essence to present their respective best offers to acquire all of the Shares. The Board also authorized the Company’s management to coordinate with outside legal counsel and other advisors as necessary or appropriate to negotiate a merger agreement and other definitive transaction documents with Clearlake while pricing discussions continued. Representatives of BofA Securities informed Clearlake and Party C of the foregoing the same day.
Later on March 19, 2025, Clearlake submitted a further revised non-binding written proposal to acquire all of the Shares for a purchase price of $9.00 per Share. The proposal requested an exclusivity period to negotiate a transaction with the Company.
On March 20, 2025, following discussion with the Transaction Committee, Clearlake and the Company entered into an exclusivity agreement providing for exclusive negotiations with respect to a transaction through 11:59 p.m., Eastern Time, on March 23, 2025, with one (1) extension through 11:59 p.m., Eastern Time on March 24, 2025, if the parties were continuing to work in good faith towards the execution of a potential transaction (the “Exclusivity Agreement”).
On March 20, 2025, following execution of the Exclusivity Agreement, the Company received a non-binding written proposal from Party C to acquire all of the Shares for a purchase price of $9.00 per Share. The proposal requested a seven (7)-day exclusivity period to negotiate a transaction with the Company. Along with their proposal, representatives of Party C provided representatives of Weil with their initial comments to the initial draft of the merger agreement. The initial comments included a full removal of the go-shop period, among other changes.
Also on March 20, 2025, representatives of Sidley and Weil held a videoconference meeting to discuss the draft merger agreement and related matters, including Clearlake’s request that at least both of THL and Cannae (defined below) execute customary voting and support agreements in support of the transaction with Parent.
Later on March 20, 2025, representatives of Sidley provided representatives of Weil with their initial comments to the draft merger agreement, and provided drafts of related transaction documents. From March 20, 2025 through March 23, 2025, the Company, Clearlake, and their respective legal advisors negotiated the Merger Agreement and related transaction documents. Significant areas of discussion and negotiation included: (i) the level of conditionality in the Merger Agreement, including with respect to domestic and foreign regulatory filings; (ii) the treatment and vesting of the Company’s equity awards; (iii) regulatory efforts standards and the standard for possible divestitures or other remedies in connection with applicable antitrust and foreign investment laws; (iv) the termination fees payable by the Company or Parent, as applicable, in certain circumstances, including with respect to the Go-Shop Period; and (v) the scope of the representations and warranties and covenants of the parties, including the ability of the Company to pay its ordinary course dividend during the interim period.
Also on March 21, 2025, representatives of Weil provided representatives of Sidley with a proposed form of voting and support agreement and confirmed that the Company would provide the same to THL and Cannae to confirm they would execute such voting and support agreements. From March 21, 2025 to March 23, 2025, the Company, Clearlake and their respective legal advisors negotiated the voting and support agreements with Parent and each of Thomas H. Lee Equity Fund VIII, L.P., Thomas H. Lee Parallel Fund VIII, L.P., THL Executive Fund VIII, L.P., THL Fund VIII Coinvestment Partners, L.P., THL Equity Fund VIII Investors (D&B), L.P., THL Managers VIII, LLC (collectively, “THL”), and Cannae.
On March 21, 2025, Bloomberg News and other media outlets reported that the Company was nearing a transaction with Clearlake, with the Company valued around $4 billion and a purchase price of $9.00 per Share.
Later on March 21, 2025, the Company received an updated non-binding written proposal from Party C to acquire all of the Shares for a purchase price of $9.15 per Share. The proposal requested a four (4)-day exclusivity period to negotiate a transaction with the Company.
On March 23, 2025, Clearlake informed representatives of BofA Securities that it would increase its offer to acquire the Company to $9.15 per Share in cash if, among other things, the Company would agree to not pay its ordinary dividend for future quarters prior to the closing of the transaction with Clearlake.

Later on March 23, 2025, the Board held a meeting attended by members of the Company’s management and representatives of BofA Securities and Weil, at which the Board discussed the potential transaction with Clearlake. Representatives of BofA Securities reviewed with the Board its financial analyses of the merger consideration, as well as illustrative separation alternatives available to the Company based upon the asset purchase proposals that had been made to the Company in connection with the strategic review process. At the conclusion of its presentation, BofA Securities rendered to the Board its oral opinion, subsequently confirmed in writing that, as of March 23, 2025 and based upon and subject to the various assumptions and limitations and other matters set forth in such written opinion, the merger consideration of $9.15 per Share in cash, without interest thereon, to be received pursuant to and in accordance with the terms of the draft of the Merger Agreement by the holders of Shares (other than Excluded Shares and Dissenting Stockholders), was fair, from a financial point of view, to such holders. For a detailed discussion of BofA Securities’ opinion, please see below under the section entitled “The Merger — Opinion of BofA Securities, Inc.” beginning on page 43. Representatives of Weil then reviewed with the members of the Board their fiduciary duties and a summary of the key terms of the Merger Agreement. Following the presentations by BofA Securities and Weil, and after further discussing Clearlake’s proposal, the Board discussed a variety of benefits and considerations regarding the potential transaction (see below under the section entitled “The Merger — Reasons for the Merger,” beginning on page 34). At the conclusion of the discussions, the Board unanimously (i) approved and declared advisable the Merger Agreement and the Transactions, including the Merger, upon the terms and conditions set forth in the Merger Agreement, (ii) determined that the Merger was fair to, and in the best interests of, the Company and the Company’s stockholders, and (iii) resolved to recommend to the Company’s stockholders the adoption of the Merger Agreement. The Board also approved the Company’s entry into the VSAs. The Board then authorized the Company’s management to, together with the Company’s advisors finalize the negotiation of the outstanding items in the transaction documentation with Clearlake in accordance with the Board’s guidance, and delegated to the Transaction Committee the authority to approve such final terms to the extent they differed from the Board’s guidance.
On March 23, 2025, following the conclusion of the aforementioned Board meeting, concurrently with the delivery of the VSAs, the Company and Parent executed the Merger Agreement. In the morning of March 24, 2025, prior to the opening of trading of the Shares on NYSE, the Company and Clearlake issued a joint press release announcing the Transactions and the execution of the Merger Agreement.
Beginning on March 24, 2025, in accordance with the “go-shop” provisions of the Merger Agreement, representatives of BofA Securities reached out to or received inbound interest from a total of sixty one (61) parties, including thirty one (31) financial sponsors, including Party C (fifteen (15) of such thirty one (31) financial sponsors had been previously contacted as part of the Company’s prior strategic review process), and thirty (30) strategic parties (twenty six (26) of whom had been previously contacted as part of the Company’s prior strategic review process), to invite such parties to consider a potential acquisition of the Company. While four (4) additional confidentiality agreements were executed (none of which contained any standstill restrictions), and opportunities to conduct due diligence on the Company were offered to each new counterparty, as well as to those counterparties who had previously executed confidentiality agreements and expressed interest in continuing to evaluate the Company, only Party C engaged in further due diligence and meetings with the Company’s management during the thirty (30)-day Go-Shop Period. In the evening on April 22, 2025, Party C informed a representative of BofA Securities that it would not be submitting a proposal during the Go-Shop Period. On April 22, 2025, at 11:59 p.m. Eastern Time, the Go-Shop Period provided for in the Merger Agreement expired.
Recommendation of the Board
At a meeting of the Board on March 23, 2025, after careful consideration, including detailed discussions with the Company’s management and its legal advisor and financial advisor, the Board unanimously:
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approved and declared advisable the Merger Agreement and the Transactions, including the Merger, upon the terms and conditions set forth therein;

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authorized and approved the execution, delivery and performance of the Merger Agreement and the consummation by Dun & Bradstreet of the Transactions, including the Merger, upon the terms and subject to the conditions set forth therein;

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determined that the Merger is fair to, and in the best interests of, Dun & Bradstreet and its stockholders;

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directed the Merger Agreement be submitted to a vote at a special meeting of Dun & Bradstreet stockholders; and

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resolved to recommend to Dun & Bradstreet’s stockholders the adoption of the Merger Agreement.

Accordingly, the Board unanimously recommends that, at the special meeting, you vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal, and (iii) “FOR” the Adjournment Proposal.
Reasons for the Merger
After careful consideration, with the assistance of independent financial and legal advisors, as well as the Company’s management team, the Board unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) resolved to recommend to the stockholders of the Company the adoption of the Merger Agreement. The Board recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
In evaluating the Merger, the Board consulted with independent financial and legal advisors, as well as the Company’s management team, and considered a number of factors that supported its decision to approve the Merger Agreement (not necessarily in order of relative importance) and the Merger, including the following:
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Cash Consideration; Certainty of Value.   The Board considered the fact that the Merger Consideration is all cash, which provides the Company’s stockholders immediate certainty of value and liquidity for their Shares and enables the Company’s stockholders to realize value that has been created by the Company and does not expose them to any future risks related to the business or the financial markets generally, as compared to the Company remaining independent (especially when viewed against the potential risks and uncertainties inherent in Dun & Bradstreet’s business, including risks related to management’s standalone plan, a challenging regulatory environment, global macroeconomic uncertainty and changing competitive dynamics). Specifically, among other things, the Board considered:

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the fact that the Merger Consideration represents a premium value for the Company’s stockholders, including an 8% premium to the Company’s price per Share as of the unaffected date of March 20, 2025;

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the trading history of the Company and the Merger Consideration relative to such history;

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the fact that the Company had publicly announced it had received inbound interest, had hired a financial advisor to assist with such inquiries, and had engaged in related discussions for almost one (1) year, with eight (8) months of such year having been a public evaluation; and

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the belief that the Merger Consideration represents the highest price that Clearlake was willing to pay considering the negotiations between the parties.

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Value Relative to Stand-Alone Prospects of the Company.   The Board considered the fact that the Merger Consideration compares favorably to the potential value of the Company and the Shares if the Company were to remain as a stand-alone entity after taking into account the risks and uncertainties associated with this alternative, in light of a number of factors, including:

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assessing the Company’s business, assets and prospects, its competitive position and historical and projected financial performance and the nature of the business data and analytics industry in which the Company operates, including recent industry trends, increases in industry regulation and changing competitive dynamics;

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the impact of macroeconomic conditions on the Company’s financial results and its ability to operate as a global business and expand internationally;

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the strategic alternatives reasonably available to the Company on a stand-alone basis, and the risks and uncertainties associated with those alternatives;

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constraints that may affect the Company’s ability to implement and execute its strategic plans;

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the Board’s belief that the public markets had not historically valued the Company in a manner commensurate with the results of its financial performance, including the fact that the trading price of the Shares had declined over time, despite the Company’s continued organic growth, and that the Company historically traded at a lower multiple than its peers;

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the potential impact of increased competition in the markets in which the Company operates or may operate in the future; and

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the possibility that the Company’s competitors may be more successful in gaining access to talent and resources and the negative result that such competitive pressure may have on the ability of the Company to execute on its core business objectives.

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The Strategic Review Process:   The Board also considered:

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that a strategic review was publicly announced, a broad strategic review process was conducted and that the Company, together with BofA, communicated with forty four (44) potential strategic and financial sponsor parties believed by the Company and BofA to be most likely to be interested in, and capable of entering into, a transaction to acquire all of the outstanding Shares;

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that of the forty four (44) potential counterparties contacted, twenty one (21) entered into confidentiality agreements with the Company and all such parties were granted due diligence access to the Company;

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that two of the potential acquirers that engaged in discussions regarding a potential acquisition of the Company submitted an indication of interest with regard to the acquisition of the entire Company;

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the fact that, if any third parties were interested in exploring a transaction with the Company, such potential acquirers would be able to submit a proposal to the Company during the Go-Shop Period; and

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that Clearlake’s indication to the Board that the $9.15 per Share merger consideration was the highest price that Clearlake was willing to offer, and that such offer had been increased because of the negotiating efforts of the Board and the Company’s advisors, and the Board’s belief, after discussion with its advisors and based on the course of negotiations with Clearlake, that $9.15 per Share was the maximum price that Clearlake would offer.

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Negotiation Process.   The Board considered the fact that the terms of the Merger Agreement were the result of robust arm’s-length negotiations conducted by the Company with the assistance of its independent financial advisor and outside legal counsel.

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Opinion of Financial Advisor.   The Board considered the oral opinion of BofA Securities, Inc., subsequently confirmed by delivery of its written opinion, dated March 23, 2025 that, as of such date, and based upon and subject to the limitations, qualifications and assumptions set forth therein, the offer price of $9.15 in cash per Share to be paid to the holders of Shares (other than in respect of Excluded Shares and Dissenting Shares) pursuant to the Merger Agreement was fair from a financial point of view to such Company stockholders, as more fully described below under the section of this proxy statement entitled “The Merger — Opinion of BofA Securities, Inc.,” beginning on page 43, and the full text of the opinion, which is attached as Annex D to this proxy statement and is incorporated by reference in this proxy statement in its entirety.

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Terms of the Merger Agreement.   The Board considered the terms and conditions of the Merger Agreement, including:

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the Company’s right, subject to certain conditions, to (i) solicit, initiate, encourage, or facilitate any inquiries or proposals that could lead to an Acquisition Proposal, (ii) engage in discussions or negotiations regarding any Acquisition Proposal, (iii) provide non-public information related to the Company or its subsidiaries in connection with an Acquisition Proposal, and (iv) enter into an Alternative Acquisition Agreement, upon payment of the Go-Shop Termination Fee during the Go-Shop Period;
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the provisions allowing the Board to make a Change in Recommendation prior to obtaining the stockholder approval in specified circumstances relating to a Superior Proposal or an Intervening Event; subject to Parent’s right to terminate the Merger Agreement and receive payment of the Company Termination Fee;

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the provision allowing the Board to terminate the Merger Agreement to enter into a Superior Proposal, subject to certain conditions (including certain rights of Parent to match the Superior Proposal and payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable);

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that affiliates of Parent are providing the Limited Guaranty with respect to their portion of the payment of the Parent Termination Fee that may be owed by Parent pursuant to the Merger Agreement, as well as certain reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, in each case subject to the terms of the Merger Agreement and the Limited Guaranty;

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the Board’s belief, after discussion with the Company’s advisors, that (i) the Go-Shop Termination Fee, which constituted approximately 1.5% of the Company’s equity value in the Merger and (ii) the Company Termination Fee, which constitutes approximately 3% of the Company’s equity value in the Merger, would not preclude a Superior Proposal from being made;

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Parent having obtained committed debt financing from reputable financial institutions and committed equity financing from affiliated funds of the Parent in an aggregate amount sufficient to fund the required amounts;

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the provision obligating Parent and Merger Sub to use reasonable best efforts to do, or cause to be done all things necessary, proper or advisable to obtain the proceeds of the debt and equity financing on terms (including the “market flex” provisions) and conditions no less favorable to Parent than those described in the commitment letters;

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the likelihood that the Merger would be consummated, including the limited number and nature of the conditions to complete the Merger (including regulatory conditions), and the provisions of the Merger Agreement requiring Parent to, subject to certain exceptions, use its reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under the Merger Agreement and applicable law to obtain as expeditiously as possible all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any governmental entity in order to consummate the Merger or the Transactions; and

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the availability of statutory appraisal rights under Delaware law in connection with the Merger.

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Opportunity for the Company’s Stockholders to Vote.   The Board considered the fact that the Merger would be subject to the approval of the Company’s stockholders, and the Company’s stockholders would be free to evaluate the Merger and vote for or against the adoption of the Merger Agreement at the special meeting.

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Timing of Completion.   The Board considered the anticipated timing of the consummation of the Transactions, including the Merger, and the structure of the Merger and concluded that the Transactions, including the Merger, could be completed in a reasonable timeframe and in an orderly manner. The Board also considered that the potential for closing the Merger in a reasonable timeframe could reduce the period during which the Company’s business would be subject to the potential uncertainty of closing the Transactions and related disruption.

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Operating Flexibility.   The fact that the Merger Agreement provides the Company sufficient operating flexibility to conduct its business in the ordinary course consistent with past practices until the earlier of the consummation of the Merger and the termination of the Merger Agreement (as more fully described in the section entitled “The Merger Agreement — Covenants Regarding Conduct of Business by the Company Prior to Merger,” beginning on page 70).

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Specific Performance.   The Company’s ability, under circumstances specified in the Merger Agreement, to seek specific performance of Parent and Merger Sub’s obligation to cause the Merger to occur and to prevent other breaches of the Merger Agreement.

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Commitment by Cannae and THL.   The Board considered the commitments of Cannae and THL in their VSAs to, among other things, vote or cause to be voted at the special meeting any Shares owned by them (other than with respect to any Transferrable Shares) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions (a) contemplated by the Merger Agreement or (b) necessary or desirable in furtherance of the Transactions, including the Merger, and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled (as more fully described in the section entitled “Voting and Support Agreements,” beginning on page 93).

In the course of its deliberations, the Board also considered certain risks and other potentially negative factors concerning the Transactions, including:
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No Stockholder Participation in Future Growth or Earnings.   The Board considered the fact that the nature of the Merger as an all cash transaction means that the Company would no longer exist as an independent public company following the consummation of the Merger and that the Company’s stockholders will not participate in future earnings or growth of Parent and will not benefit from any appreciation in value of the Surviving Corporation.

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Closing Conditions and Financing.   The Board considered the fact that there can be no assurance that all conditions to the parties’ obligations to consummate the Merger will be satisfied even if the Merger Agreement is adopted by the Company’s stockholders, as well as the risk that the equity or debt financing contemplated by the Commitment Letters will not be obtained, resulting in Parent and Merger Sub not having sufficient funds to complete the Transactions.

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Risks Associated with Parent and Merger Sub.   The Board considered the fact that Parent and Merger Sub are newly formed entities with essentially no assets and the Limited Guaranty, provided by each of the Investors, guarantees Parent’s and Merger Sub’s obligations under the Merger Agreement only with respect to payment of the Parent Termination Fee payable by Parent and certain other reimbursement obligations, subject to the Reimbursement and Enforcement Cap.

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Interim Operating Risks.   The Board considered the restrictions placed on the conduct of the Company’s business prior to the completion of the Merger pursuant to the terms of the Merger Agreement, which, despite providing sufficient flexibility for the Company to operate its business in the ordinary course consistent with past practices, could delay or prevent the Company from undertaking business opportunities that may arise or any other action it would otherwise take with respect to the operations of the Company absent the pending completion of the Merger.

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Risk Associated with Failure to Consummate the Merger.   The Board considered the possibility that the Transactions, including the Merger, might not be consummated, and the fact that if the Merger is not consummated:

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the Company’s directors, senior management and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the Transactions;

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the Company will have incurred significant transaction costs;

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the Company’s continuing business relationships with customers, partners and employees may be adversely affected;

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the trading price of Shares could be materially and adversely affected; and

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the market’s perceptions of the Company’s prospects could be adversely affected.

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No Solicitation and Termination Fee.   The Board considered the fact that subject to certain exceptions, the Merger Agreement precludes the Company from soliciting or entertaining alternative acquisition proposals and requires the Company to pay Parent the Company Termination Fee or the Go-Shop Termination Fee in certain circumstances, as applicable.

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Remedies.   The Board considered the fact that the Company’s remedies in the event that the Merger Agreement is terminated may be limited to the Parent Termination Fee, payable by Parent under certain circumstances and certain associated enforcement costs and reimbursement obligations, which may be inadequate to compensate the Company for any damage caused.

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Effects of Transaction Announcement.   The Board considered the effect of the public announcement of the Merger Agreement, including effects on the Company’s stock price, and the Company’s ability to attract and retain key personnel during the pendency of the Transactions, as well as the potential for legal proceedings, judgments or settlements following the announcement of the Transactions and the associated costs, burden and inconvenience involved in defending those proceedings, judgments and settlements.

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Timing Risks.   The Board considered the amount of time it could take to complete the Merger, including that completion of the Merger depends on factors outside of the Company’s or Parent’s control (including the approval of the Merger by the Company’s stockholders), and the risk that the pendency of the Merger for an extended period of time following the announcement of the execution of the Merger Agreement could divert the Company’s management’s attention and have an adverse impact on the Company, including its client and other business relationships.

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Taxable Consideration.   The Board considered the fact that the exchange of Company common stock for cash in the Merger generally will be a taxable transaction for U.S. federal income tax purposes.

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Other Risks.   The Board considered the other risks described in and incorporated by reference in this proxy statement, see “Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2024 incorporated by reference herein and the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” beginning on page 95.

The Board concluded that the uncertainties, risks, and potentially negative factors relevant to the Merger were outweighed by the potential benefits of the Merger.
In addition to considering the factors described above, the Board also considered that some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Board was aware of these interests and considered them at the time it approved the Merger Agreement and made its recommendation to the Company’s stockholders. See the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger,” beginning on page 50.
The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive, but includes the material positive and negative factors considered by the Board. In view of the wide variety of factors considered in connection with its evaluation of the Merger Agreement and the Transactions, including the Merger, and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination and recommendation. In addition, individual directors may have given different weights to different factors. The Board did not undertake to make any specific determination as to whether, or to what extent, any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The Board based its recommendation on the totality of the information presented, including the factors described above. This explanation of the reasoning of the Board and certain information presented in this section is forward-looking in nature and should be read in light of the factors set forth in the section of this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Information,” beginning on page 95.
Certain Financial Projections Utilized in Connection with the Merger
Although Dun & Bradstreet periodically provides guidance to the public regarding its financial performance for the then-current fiscal year, Dun & Bradstreet does not, as a matter of course, publicly disclose other financial forecasts or internal projections as to future performance, results of operations, earnings or other results, due to, among other reasons, the uncertainty, unpredictability and subjectivity of these forecasts and the associated underlying assumptions.

However, following the Informal Outreach and in connection with the Board’s consideration of a potential strategic transaction, in September 2024, Dun & Bradstreet’s management prepared certain unaudited financial projections regarding Dun & Bradstreet’s future performance for fiscal years 2025 through 2029 (the “September Projections”). The September Projections were provided to Parent in connection with Parent’s due diligence review of Dun & Bradstreet and evaluation of the Transactions, including the Merger. In addition, in January 2025 and in connection with its annual business plan review, Dun & Bradstreet’s management prepared updated unaudited financial projections for fiscal year 2025 revenue and Adjusted EBITDA, taking into account the Company’s fourth quarter 2024 performance. Such projections included a baseline case (the “January Baseline Projections”) and an alternative case reflecting certain increased growth assumptions as compared to the January Baseline Projections (the “January Alternative Projections” and, together with the January Baseline Projections, the “January Projections”). The Company provided the January Projections to Parent in connection with Parent’s due diligence review of Dun & Bradstreet and evaluation of the Transactions, including the Merger.
In March 2025, Dun & Bradstreet’s management team updated the September Projections for fiscal years 2025 through 2029, taking into account, among other things, Dun & Bradstreet’s actual fourth quarter 2024 performance and its impact on the subsequent years, as well as then-current market and industry conditions (the “March Projections,” and together with the September Projections and the January Projections, the “Financial Forecasts”).
The Financial Forecasts are not being included in this proxy statement to influence any stockholder’s decision on how to vote with respect to the Merger Agreement Proposal or for any other purpose, including whether or not to seek appraisal rights with respect to a stockholder’s Shares, but instead are being included solely because the September Projections and the January Projections were made available to Parent in connection with its review and evaluation of the Transactions, including the Merger, and the March Projections were made available to the Board in connection with its evaluation of the proposed Merger and the other alternatives it considered, and were approved by the Board to be used by BofA Securities in connection with the rendering of its opinion to the Board and the performance of the related financial analyses, as described in the section entitled “The Merger — Opinion of BofA Securities, Inc.,” beginning on page 43.
Dun & Bradstreet is including in this proxy statement a summary of the Financial Forecasts, which have not previously been audited or publicly disclosed, in order to provide stockholders of Dun & Bradstreet with access to information that was made available to Parent and the Board for the purposes described above.
The Financial Forecasts are not facts and should not be relied upon as necessarily indicative of actual future results, and readers of this proxy statement are cautioned not to place undue reliance on the prospective financial information. Neither Dun & Bradstreet’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the Financial Forecasts, nor have they expressed any opinion or any other form of assurance on the Financial Forecasts or the achievability of the results reflected in the Financial Forecasts, and they assume no responsibility for, and disclaim any association with, the Financial Forecasts. The Financial Forecasts may differ from published analyst estimates and the Financial Forecasts do not take into account any events or circumstances after the date they were prepared, including the announcement of the Merger (nor, relatedly, any failure of the Merger to be consummated).
Although presented with numerical specificity, the Financial Forecasts are subjective in many respects and, thus, are subject to interpretation and reflect numerous variables, estimates and financial, operating and commercial assumptions made by Dun & Bradstreet management that Dun & Bradstreet management believed were reasonable at the time prepared, taking into account relevant information available to management at that time. Important factors that may affect actual results and cause the Financial Forecasts not being achieved include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the inability to complete the Merger due to the failure to obtain stockholder approval of the Merger Agreement, the Merger or the principal terms thereof or the failure to satisfy other conditions to the completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transactions, the effect of uncertainties related to macroeconomic and geopolitical factors such as inflation, fluctuating interest rates, adverse developments that affect financial institutions or the financial services industry generally, increased volatility in the equity and debt capital markets, the risk of expansion of regional conflicts on the U.S. and global markets, and risks and uncertainties pertaining to Dun & Bradstreet’s business, including the factors listed under “Risk Factors” section beginning on page 16 in Dun & Bradstreet’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025, which are incorporated by reference into this proxy statement. In addition, the Financial Forecasts may be affected by Dun & Bradstreet’s ability to achieve strategic goals, objectives and targets over the applicable period. The assumptions upon which the Financial Forecasts are based necessarily involve judgments with respect to, among other things, industry performance and competition, general business, economic, regulatory, market and financial conditions, and other future events, and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which Dun & Bradstreet operates, and the risks and uncertainties described under the section entitled “Cautionary Statement Regarding Forward-Looking Statements,” beginning on page 95, all of which are difficult or impossible to predict accurately and many of which are beyond Dun & Bradstreet’s control. The Financial Forecasts also reflect assumptions that are subject to change and are susceptible to multiple interpretations and periodic revisions based on actual results, revised prospects for Dun & Bradstreet’s business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated when such forecasts were prepared. In addition, given that the Financial Forecasts pertain to multiple years, by their nature, they become subject to greater uncertainty with each successive year beyond their preparation. The estimates and assumptions in early periods have a compounding effect on the projections shown for later periods. Thus, any failure of an estimate or assumption to be reflective of actual results in an early period would have a greater effect on projected results failing to be reflective of actual events in later periods. Accordingly, there can be no, and Dun & Bradstreet cannot provide, any assurance that the Financial Forecasts will be realized, and actual results will differ, and may differ materially, from those shown.
The inclusion of the Financial Forecasts in this proxy statement should not be regarded as an indication that any of Dun & Bradstreet, BofA Securities, Parent, Merger Sub or any of their respective affiliates, officers, directors, advisors or other representatives considered or consider the Financial Forecasts necessarily predictive of actual future events, and the Financial Forecasts should not be relied upon as such. None of Dun & Bradstreet, BofA Securities, Parent, Merger Sub or any of their respective affiliates, officers, directors, advisors or other representatives can give any assurance as to the actual results that will be achieved or how they may differ from the Financial Forecasts, and Dun & Bradstreet undertakes no obligation to update or otherwise revise or reconcile the Financial Forecasts to reflect circumstances existing after the date such Financial Forecasts were generated or to reflect the occurrence of future events even in the event that any or all of the assumptions underlying the Financial Forecasts are shown to be in error. The inclusion of the Financial Forecasts in this proxy statement does not constitute an admission or representation by Dun & Bradstreet, BofA Securities, Parent, Merger Sub or any of their respective affiliates, officers, directors, advisors or other representatives that the information presented is material. None of Dun & Bradstreet, or, to the knowledge of Dun & Bradstreet, Parent or Merger Sub, intends to make publicly available any update or other revisions to the Financial Forecasts, unless required by applicable law. None of Dun & Bradstreet, BofA Securities, Parent, Merger Sub or any of their respective affiliates, officers, directors, advisors or other representatives has made or makes any representation to any stockholder or other person regarding the ultimate performance of Dun & Bradstreet compared to the information contained in the Financial Forecasts or that forecasted results will be achieved. The Financial Forecasts are subjective in many respects and are thus subject to interpretation.
The Financial Forecasts were not prepared with a view toward public disclosure or toward complying with the U.S. General Accepted Accounting Principles (“GAAP”), nor were they prepared with a view toward compliance with the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and any non-GAAP financial measures as used by Dun & Bradstreet may not be comparable to similarly titled amounts used by other companies. Furthermore, there are certain limitations in non-GAAP financial measures, because they exclude charges and credits that are required to be included in a GAAP presentation. Accordingly, these non-GAAP financial measures should be considered together with, and not as an alternative to, financial measures prepared in accordance with GAAP.
Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Unlevered Free Cash Flow, included in the Financial Forecasts, are “non-GAAP financial measures,” which are financial performance measures that are not calculated in accordance with GAAP. Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Unlevered Free Cash Flow from the March Projections were utilized by BofA Securities in connection with its opinion and by the Board in connection with its evaluation of the Merger. The SEC rules that would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure do not apply to non-GAAP financial measures included in disclosures relating to a proposed business combination such as the Merger if the disclosure is included in a document such as this proxy statement. In addition, reconciliations of non-GAAP financial measures to the most directly comparable GAAP measure were not provided to or relied upon by BofA Securities for purposes of its opinion or by the Board in connection with their evaluation of the Merger. Accordingly, Dun & Bradstreet has not provided in this proxy statement a reconciliation of non-GAAP financial measures to the relevant GAAP financial measures.
The following table presents a summary of the September Projections (in millions, other than per share values):
	2025E	2026E	2027E	2028E	2029E
Revenue	$2,564	$2,729	$2,911	$3,116	$3,344
Adjusted EBITDA(1)	$1,014	$1,102	$1,203	$1,318	$1,448
Adjusted Net Income(2)	$485	$554	$630	$714	$806
Adjusted EPS(3)	$1.11	$1.26	$1.43	$1.61	$1.81
Unlevered Free Cash Flow(4)	$388	$515	$630	$714	$806

(1)
Adjusted EBITDA is calculated as net income (loss), but excluding the following items: (i) depreciation and amortization; (ii) interest expense and income; (iii) income tax benefit or provision; (iv) other non-operating expenses or income; (v) equity in net income of affiliates; (vi) net income attributable to non-controlling interests; (vii) equity-based compensation; (viii) restructuring charges; (ix) merger, acquisition and divestiture-related operating costs; (x) transition costs primarily consisting of non-recurring expenses associated with investments to transform the Company’s technology and back-office infrastructure, including investment in the architecture of the Company’s technology platforms and cloud-focused infrastructure; and (xi) certain other non-recurring adjustments such as legal expense associated with significant legal and regulatory matters and impairment charges.

(2)
Adjusted Net Income is calculated as net income (loss) adjusted for the following items: (i) incremental amortization resulting from the application of purchase accounting; (ii) equity-based compensation; (iii) restructuring charges; (iv) merger, acquisition and divestiture-related operating costs; (v) transition costs primarily consisting of non-recurring expenses associated with investments to transform the Company’s technology and back-office infrastructure, including investment in the architecture of the Company’s technology platforms and cloud-focused infrastructure; (v) merger, acquisition and divestiture-related non-operating costs; (vi) debt refinancing and extinguishment costs; (vii) non-operating pension-related income (expenses) including certain costs and income associated with our pension and postretirement plans, consisting of interest cost, expected return on plan assets and amortized actuarial gains or losses and prior service credits; (viii) non-cash gain and loss resulting from the modification of the Company’s interest rate swaps; (ix) certain other non-recurring charges such as legal expense associated with significant legal and regulatory matters; (x) impairment charges; and (xi) tax effects of non-GAAP adjustments and other tax effect adjustments related to the tax impact of statutory tax rate changes on deferred taxes and other discrete items.

(3)
Adjusted EPS is calculated as Adjusted Net Income divided by the weighted average number of Shares outstanding for the period plus the dilutive effect of Shares potentially issuable in connection with Dun & Bradstreet’s equity awards outstanding under its stock incentive plan.

(4)
Unlevered Free Cash Flow is calculated as Adjusted EBITDA burdened for stock-based compensation and unburdened for (i) amortization of acquired intangibles and one-time expenses, (ii) taxes, at a rate of 22.5%, (iii) changes in net working capital, (iv) capital expenditures and (v) cash activity related to the accounts receivable securitization facility obligation of $215 million.

The following table presents a summary of the January Baseline Projections (in millions):
2025E
Revenue	$2,464
Adjusted EBITDA(1)	$970

(1)
Adjusted EBITDA is calculated as net income (loss), but excluding the following items: (i) depreciation and amortization; (ii) interest expense and income; (iii) income tax benefit or provision; (iv) other non-operating expenses or income; (v) equity in net income of affiliates; (vi) net income attributable to non-controlling interests; (vii) equity-based compensation; (viii) restructuring charges; (ix) merger, acquisition and divestiture-related operating costs; (x) transition costs primarily consisting of non-recurring expenses associated with investments to transform the Company’s technology and back-office infrastructure, including investment in the architecture of the Company’s technology platforms and cloud-focused infrastructure; and (xi) certain other non-recurring adjustments such as legal expense associated with significant legal and regulatory matters and impairment charges.

The following table presents a summary of the January Alternative Projections (in millions):
2025E
Revenue	$2,482
Adjusted EBITDA(1)	$988

(1)
Adjusted EBITDA is calculated as net income (loss), but excluding the following items: (i) depreciation and amortization; (ii) interest expense and income; (iii) income tax benefit or provision; (iv) other non-operating expenses or income; (v) equity in net income of affiliates; (vi) net income attributable to non-controlling interests; (vii) equity-based compensation; (viii) restructuring charges; (ix) merger, acquisition and divestiture-related operating costs; (x) transition costs primarily consisting of non-recurring expenses associated with investments to transform the Company’s technology and back-office infrastructure, including investment in the architecture of the Company’s technology platforms and cloud-focused infrastructure; and (xi) certain other non-recurring adjustments such as legal expense associated with significant legal and regulatory matters and impairment charges.

The following table presents a summary of the March Projections (in millions, other than per share values):
	2025E	2026E	2027E	2028E	2029E
Revenue	$2,476	$2,580	$2,704	$2,845	$3,001
Adjusted EBITDA(1)	$970	$1,021	$1,083	$1,157	$1,243
Adjusted Net Income(2)	$449	$494	$544	$598	$646
Adjusted EPS(3)	$1.02	$1.12	$1.23	$1.34	$1.45
Unlevered Free Cash Flow(4)	$485	$534	$589	$645	$714

(1)
Adjusted EBITDA is calculated as net income (loss), but excluding the following items: (i) depreciation and amortization; (ii) interest expense and income; (iii) income tax benefit or provision; (iv) other non-operating expenses or income; (v) equity in net income of affiliates; (vi) net income attributable to non-controlling interests; (vii) equity-based compensation; (viii) restructuring charges; (ix) merger, acquisition and divestiture-related operating costs; (x) transition costs primarily consisting of non-recurring expenses associated with investments to transform the Company’s technology and back-office infrastructure, including investment in the architecture of the Company’s technology platforms and cloud-focused infrastructure; and (xi) certain other non-recurring adjustments such as legal expense associated with significant legal and regulatory matters and impairment charges.
(2)
Adjusted Net Income is calculated as net income (loss) adjusted for the following items: (i) incremental amortization resulting from the application of purchase accounting; (ii) equity-based compensation; (iii) restructuring charges; (iv) merger, acquisition and divestiture-related operating costs; (v) transition costs primarily consisting of non-recurring expenses associated with investments to transform the Company’s technology and back-office infrastructure, including investment in the architecture of the Company’s technology platforms and cloud-focused infrastructure; (v) merger, acquisition and divestiture-related non-operating costs; (vi) debt refinancing and extinguishment costs; (vii) non-operating pension-related income (expenses) including certain costs and income associated with our pension and postretirement plans, consisting of interest cost, expected return on plan assets and amortized actuarial gains or losses and prior service credits; (viii) non-cash gain and loss resulting from the modification of the Company’s interest rate swaps; (ix) certain other non-recurring charges such as legal expense associated with significant legal and regulatory matters; (x) impairment charges; and (xi) tax effects of non-GAAP adjustments and other tax effect adjustments related to the tax impact of statutory tax rate changes on deferred taxes and other discrete items.

(3)
Adjusted EPS is calculated as Adjusted Net Income divided by the weighted average number of Shares outstanding for the period plus the dilutive effect of Shares potentially issuable in connection with Dun & Bradstreet’s equity awards outstanding under its stock incentive plan.

(4)
Unlevered Free Cash Flow is calculated as Adjusted EBITDA burdened for stock-based compensation and unburdened for (i) amortization of acquired intangibles and one-time expenses, (ii) taxes, at a rate of 22.5%, (iii) changes in net working capital, (iv) capital expenditures and (v) cash activity related to the accounts receivable securitization facility obligation of $215 million.

Various judgments and assumptions were made when preparing the Financial Forecasts, including, among others, (i) a blended customer retention rate of 96%, based on historical figures, (ii) no acquisitions or divestitures, (iii) no effects from changes in foreign exchange rates, (iv) growth rates based on the expected future impact of prior investments and (v) an adjusted effective tax rate of 22.5%.
For the reasons described above and in light of the foregoing factors and the uncertainties inherent in the Financial Forecasts, readers of this proxy statement are cautioned not to place undue, if any, reliance on the Financial Forecasts.
DUN & BRADSTREET DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH FORECASTS ARE NOT REALIZED.
Opinion of BofA Securities, Inc.
The Company has retained BofA Securities to act as the Company’s financial advisor in connection with the Merger. BofA Securities is an internationally recognized investment banking firm which is regularly engaged in the valuation of businesses and securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. The Company selected BofA Securities to act as the Company’s financial advisor in connection with the Merger on the basis of, among other things, BofA Securities’ familiarity with the Company and its business, its reputation in the investment community and its knowledge and experience in the Company’s industry and public company transactions similar to the Merger.
On March 23, 2025, BofA Securities delivered to the Board its oral opinion, which was confirmed by the delivery of a written opinion, dated March 23, 2025, to the effect that, as of the date of the opinion and based on and subject to various assumptions and limitations described in its opinion, the Merger Consideration to be paid to the holders of Shares (other than Excluded Shares and Dissenting Shares) was fair, from a financial point of view, to such holders.
The full text of BofA Securities’ written opinion to the Board, which describes, among other things, the assumptions made, procedures followed, factors considered and limitations on the review undertaken, is attached as Annex D to this document and is incorporated by reference herein in its entirety. The following summary of BofA Securities’ opinion is qualified in its entirety by reference to the full text of the opinion. BofA Securities delivered its opinion to the Board for the benefit and use of the Board (in its capacity as such) in connection with and for purposes of its evaluation of the Merger Consideration from a financial point of view. BofA Securities’ opinion does not address any other aspects or implications of the Merger, including, without limitation, the form or structure of the Merger, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise, and no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Securities’ opinion does not address any other aspect of the Merger and does not constitute a recommendation to any stockholder of the Company as to how to vote or act in connection with the proposed Merger or any other matter.
In connection with rendering its opinion, BofA Securities:
(1)
reviewed certain publicly available business and financial information relating to the Company;

(2)
reviewed certain internal financial and operating information with respect to the business, operations and prospects of the Company furnished to or discussed with BofA Securities by the management of the Company, including the March Projections;

(3)
discussed the past and current business, operations, financial condition and prospects of the Company with members of senior management of the Company;

(4)
reviewed the trading history for the Shares and a comparison of that trading history with the trading histories of other companies BofA Securities deemed relevant;

(5)
compared certain financial and stock market information of the Company with similar information of other companies BofA Securities deemed relevant;

(6)
compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions BofA Securities deemed relevant;

(7)
considered the results of BofA Securities’ efforts to solicit, at the direction of the Company, indications of interest and definitive proposals from third parties with respect to a possible acquisition of the Company;

(8)
reviewed a draft, dated March 23, 2025, of the Merger Agreement (the “Draft Agreement”); and

(9)
performed such other analyses and studies and considered such other information and factors as BofA Securities deemed appropriate.

In arriving at its opinion, BofA Securities assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with BofA Securities and relied upon the assurances of the management of the Company that it was not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the March Projections, BofA Securities was advised by the Company, and assumed, that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgment of the management of the Company as to the future financial performance of the Company. BofA Securities relied, at the direction of the Company, upon the assessments of the management of the Company as to the potential impact of market, governmental and regulatory trends and developments relating to or affecting the Company and its business. BofA Securities did not make or was not provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor did it make any physical inspection of the properties or assets of the Company. BofA Securities did not evaluate the solvency or fair value of the Company or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. BofA Securities assumed, at the direction of the Company, that the Merger would be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on the Company or the contemplated benefits of the Merger. BofA Securities also assumed, at the direction of the Company, that the final executed version of the Merger Agreement would not differ in any material respect from the Draft Agreement reviewed by BofA Securities.
BofA Securities expressed no view or opinion as to any terms or other aspects or implications of the Merger (other than the Merger Consideration to the extent expressly specified in its opinion), including, without limitation, the form or structure of the Merger, or any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. BofA Securities’ opinion was limited to the fairness, from a financial point of view, to the holders of Shares (other than Excluded Shares and Dissenting Shares), of the Merger Consideration to be received by such holders in the Merger and no opinion or view was expressed with respect to any consideration received in connection with the Merger by the holders of any other class of securities, creditors or other constituencies of any party. In addition, no opinion or view was expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Merger Consideration or otherwise. Furthermore, no opinion or view was expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to the Company or in which the Company might engage or as to the underlying business decision of the Company to proceed with or effect the Merger. BofA Securities did not express any view or opinion with respect to, and BofA Securities relied at the direction of the Company upon, the assessments of representatives of the Company regarding legal, regulatory, accounting, tax and similar matters relating to the Company, Parent and the Merger (including the contemplated benefits of the Merger), as to which BofA Securities understands that the Company obtained such advice as it deemed necessary from qualified professionals. Furthermore, BofA Securities expressed no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any other matter. Except as described above, the Company imposed no other limitations on the investigations made or procedures followed by BofA Securities in rendering its opinion.
BofA Securities’ opinion was necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to BofA Securities as of, the date of its opinion. It should be understood that subsequent developments may affect its opinion, and BofA Securities does not have any obligation to update, revise or reaffirm its opinion. The issuance of BofA Securities’ opinion was approved by a fairness opinion review committee of BofA Securities.
The following represents a brief summary of the material financial analyses presented by BofA Securities to the Board in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by BofA Securities, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by BofA Securities. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by BofA Securities.
Company Financial Analyses.
Selected Publicly Traded Companies Analysis.   BofA Securities reviewed publicly available financial and stock market information for the Company and the following four publicly traded companies in the information services and marketing services industries:
Clarivate Plc
Informa plc
IQVIA Holdings Inc.
ZoomInfo Technologies Inc.
BofA Securities reviewed, among other things, the enterprise value (“EV”) of the selected publicly traded companies, calculated as equity values based on closing stock prices of the shares of the applicable selected company on March 21, 2025, plus (i) debt and debt-like items, preferred stock and minority interests, and less (ii) cash and cash equivalents, as a multiple of calendar year 2025 and 2026 estimated as net income (loss), but excluding (i) depreciation and amortization; (ii) interest expense and income; (iii) income tax benefit or provision; (iv) stock-based compensation expenses; and (v) certain other non-recurring adjustments and impairment charges (“Adjusted EBITDA”). The mean and median of the multiples obtained by dividing the EV by the calendar year 2025 estimated Adjusted EBITDA for the selected publicly traded companies were 10.1x and 10.6x, respectively, and the mean and median of the multiples obtained by dividing the EV by the calendar year 2026 estimated Adjusted EBITDA for the selected publicly traded companies were 9.6x and 10.0x, respectively.
BofA Securities also reviewed, among other things, per share equity values, based on closing stock prices on March 21, 2025, of the shares of the selected publicly traded companies, as a multiple of calendar year 2025 and 2026 estimated net income (loss) adjusted for (i) stock-based compensation expenses, (ii) amortization of intangible assets and (iii) certain other non-recurring charges and impairment charges, divided by the weighted average of outstanding common shares for the period plus the dilutive effect of common shares potentially issuable under outstanding securities convertible into common shares (“Adjusted EPS”). The mean and median of the multiples obtained by dividing the closing stock price on March 21, 2025 by the calendar year 2025 estimated Adjusted EPS for the selected publicly traded companies were 11.7x and 12.4x, respectively, and the mean and median of the multiples obtained by dividing the closing stock price on March 21, 2025 by the calendar year 2026 estimated Adjusted EPS for the selected publicly traded companies were 10.8x and 11.7x, respectively.
BofA Securities then applied calendar year 2025 and 2026 estimated Adjusted EBITDA multiples of 7.4x to 9.0x and 7.2x to 8.5x, respectively, derived from the selected publicly traded companies, to the Company’s calendar years 2025 and 2026 estimated Adjusted EBITDA of $970 million and $1,021 million, respectively, as set forth in the March Projections, to calculate ranges of implied EVs for the Company. In determining the value of the calendar year 2025 and 2026 multiples to apply, BofA Securities took into consideration, among other things, the observed data for the selected publicly traded companies and the differences in the financial profiles of the Company and the selected publicly traded companies, including that the Company had a multiple of the EV divided by the estimated next twelve months (“NTM”) Adjusted EBITDA, as of March 21, 2025, of 2.4x, 3.0x, and 4.3x lower than the one year, two year, and three year average multiples, respectively, for the selected publicly traded companies. Estimated financial data of the selected publicly traded companies and of the Company were based on publicly available research analysts’ estimates. BofA Securities then calculated implied per share equity value reference ranges for the Company by deducting the Company’s estimated (i) net debt of $3,321 (consisting of debt of approximately $3,548 million less $228 million in cash and cash equivalents), (ii) non-controlling interest of $16 million, (iii) after-tax pension obligations of $81 million and (iv) an accounts receivable securitization facility obligation of $215 million, from such EVs and dividing the result by the number of fully-diluted outstanding Shares (calculated using the treasury stock method, based on information provided by the management of the Company).
BofA Securities also applied calendar year 2025 and 2026 estimated Adjusted EPS multiples of 6.3x to 10.0x and 5.9x to 9.0x, respectively, derived from the selected publicly traded companies, to the Company’s calendar year 2025 and 2026 estimated Adjusted EPS of $1.02 per share and $1.12 per share, respectively, as set forth in the March Projections. In determining the value of the calendar year 2025 and 2026 multiples to apply, BofA Securities took into consideration, among other things, the observed data for the selected publicly traded companies and the differences in the financial profiles of the Company and the selected publicly traded companies, including that the Company had a multiple of EV divided by estimated NTM Adjusted EPS, as of March 21, 2025, of 2.6x, 4.0x, and 4.5x lower than the one year, two year, and three year average multiples, respectively, for the selected publicly traded companies. BofA Securities then calculated implied per share equity value reference ranges for the Company by multiplying the Adjusted EPS multiples by the estimated Adjusted EPS, as set forth in the March Projections. This analysis indicated the following approximate implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Ranges for the Company				Merger Consideration
2025E EV/ Adjusted EBITDA	2026E EV/ Adjusted EBITDA	2025E Adjusted EPS	2026E Adjusted EPS
$7.90 – $11.40	$8.30 – $11.25	$6.45 – $10.25	$6.60 – $10.10	$9.15
No company used in this analysis is identical or directly comparable to the Company. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which the Company was compared. Estimated financial data of the selected publicly traded companies were based on publicly available research analysts’ estimates, and estimated financial data of the Company were based on the March Projections.
Selected Precedent Transactions Analysis.   BofA Securities reviewed, to the extent publicly available, financial information relating to the following 10 selected transactions involving companies in the information services and marketing services industries:
Date Announced	Acquiror(s)	Target
Jan. 2025	H.I.G. Capital, LLC	Kantar Group Ltd. — Kantar Media
Dec. 2024	Omnicom Group Inc.	The Interpublic Group of Companies, Inc.
Feb. 2024	First Advantage Corporation	Sterling Check Corp.
Feb. 2024	General Atlantic, L.P.; Stone Point Capital LLC	HireRight Holdings Corporation
Mar. 2022	Elliott Investment Management L.P.; Brookfield Asset Management Inc.	Nielsen Holdings plc
Mar. 2021	ION Group; GIC Private Limited	Cerved Group S.p.A.
Feb. 2021	Stone Point Capital LLC; Insight Partners	CoreLogic, Inc.
Nov. 2020	Advent International	Nielsen Holdings Plc. — Nielsen Global Connect
July 2019	Bain Capital, LP	Kantar Group Ltd.
Apr. 2019	Publicis Groupe S.A.	Epsilon Data Management, LLC
BofA Securities reviewed transaction values, calculated as the EV implied for the target company based on the consideration payable in the selected transaction, as a multiple of the target company’s preceding twelve months Adjusted EBITDA (“LTM Adjusted EBITDA”). The mean and median of the multiples obtained by dividing EV by the LTM Adjusted EBITDA for the selected transactions were 9.6x and 8.8x, respectively.
BofA Securities then applied LTM Adjusted EBITDA multiples of 7.0x to 9.5x, derived from the selected transactions, to the Company’s calendar year 2024 Adjusted EBITDA of $927 million to calculate ranges of implied EVs for the Company. BofA Securities then calculated implied per share equity value reference ranges for the Company by deducting the Company’s estimated net debt of $3,321 (consisting of debt of approximately $3,548 million less $228 million in cash and cash equivalents), (ii) non-controlling interest of $16 million, (iii) after-tax pension obligations of $81 million and (iv) accounts receivable securitization facility obligation of $215 million, from such EVs and dividing the result by the number of fully-diluted outstanding Shares (calculated using the treasury stock method, based on information provided by the management of the Company). This analysis indicated the following approximate implied per share equity value reference ranges for the Company, rounded to the nearest $0.05, as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Ranges for the Company	Merger Consideration
EV/LTM Adjusted EBITDA
$6.35 – $11.55	$9.15
No company, business or transaction used in this analysis is identical or directly comparable to the Company or the Merger. Accordingly, an evaluation of the results of this analysis is not entirely mathematical. Rather, this analysis involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the acquisition or other values of the companies, business segments or transactions to which the Company and the Merger were compared. Estimated financial data of the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Estimated financial data of the Company were based on the March Projections.

Discounted Cash Flow Analysis.   BofA Securities performed a discounted cash flow analysis of the Company to calculate the estimated present value of the standalone unlevered, after-tax free cash flows that the Company was forecasted to generate during the Company’s fiscal years 2025 through 2029 based on the March Projections. BofA Securities calculated terminal values for the Company by applying a range of perpetuity growth rates of 2.00% to 2.50%, based on BofA Securities’ professional judgement and experience, to the Company’s estimated standalone normalized unlevered, after-tax free cash flows for fiscal year 2029. The cash flows and terminal values were then discounted to present value as of December 31, 2024, assuming a mid-year convention for cash flows, using discount rates ranging from 9.50% to 11.50%, which were based on an estimate of the Company’s weighted average cost of capital, as estimated by BofA Securities based on its professional judgment and experience. This analysis indicated the following approximate implied per share equity value reference ranges for the Company as compared to the Merger Consideration:
Implied Per Share Equity Value Reference Range for the Company	Merger Consideration
$7.55 – $12.90	$9.15
Other Factors.
In rendering its opinion, BofA Securities also reviewed and considered other factors, including:
•
The closing stock price of the Shares as of March 20, 2025 (the day prior to news reports about a potential transaction on March 21, 2025), historical closing trading prices of the Shares during the 52-week period ended March 21, 2025, which ranged from $7.89 to $12.75, as compared to the closing price per Share as of March 21, 2025, of $8.73;

•
the average closing stock price of the Shares and the selected publicly traded companies at certain points during the three-year period ended March 21, 2025 as a multiple of the Company’s and the selected publicly traded companies’ respective preceding twelve months Adjusted EPS;

•
an illustrative analysis of the implied value of the Shares and the common stock of a newly-formed entity (“Spinco”) after the separation of the Company’s International segment from its remaining businesses, the contribution of the International segment to Spinco and a tax-free issuance of the International segment’s common stock to the Company’s stockholders, taking into account one-time and incremental costs, which indicated a total implied per share equity value range of $6.55 to $9.06 for the Company; and

•
the premia paid in selected precedent public company acquisitions occurring between February 3, 2014 and July 21, 2023, measured in relation to each target company’s (a) closing share price on the day prior to the last unaffected date prior to the announcement of the transaction, (b) closing share price on the day 30 days prior to the announcement of the applicable transaction (or on the day prior to the last unaffected date prior to the announcement of the transaction, when applicable) and (c) the highest closing share price during the 52-week period ending on the day prior to the announcement of the applicable transaction (or on the day prior to the last unaffected date prior to the announcement of the transaction, when applicable).

Miscellaneous.
As noted above, the discussion set forth above is a summary of the material financial analyses presented by BofA Securities to the Board in connection with its opinion and is not a comprehensive description of all analyses undertaken by BofA Securities in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to partial analysis or summary description. BofA Securities believes that its analyses summarized above must be considered as a whole. BofA Securities further believes that selecting portions of its analyses and the factors considered or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying BofA Securities’ analyses and opinion. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that such analysis was given greater weight than any other analysis referred to in the summary.

In performing its analyses, BofA Securities considered industry performance, general business and economic conditions and other matters, many of which are beyond the control of the Company and Parent. The estimates of the future performance of the Company and Parent in or underlying BofA Securities’ analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by BofA Securities’ analyses. These analyses were prepared solely as part of BofA Securities’ analysis of the fairness, from a financial point of view, of the Merger Consideration and were provided to the Board in connection with the delivery of BofA Securities’ opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the estimates used in, and the ranges of valuations resulting from, any particular analysis described above are inherently subject to substantial uncertainty and should not be taken to be BofA Securities’ view of the actual values of the Company.
The type and amount of consideration payable in the Merger was determined through negotiations between the Company and Parent, rather than by any financial advisor, and was approved by the Board. The decision to enter into the Merger Agreement was solely that of the Board. As described above, BofA Securities’ opinion and analyses were only one of many factors considered by the Board in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Board or the Company’s management with respect to the Merger or the Merger Consideration.
The Company has agreed to pay BofA Securities for its services in connection with the Merger an aggregate fee currently estimated to be approximately $54 million, $4 million of which was payable in connection with its opinion and the remainder of which is contingent upon the completion of the Merger. The Company also has agreed to reimburse BofA Securities for certain of its expenses incurred in connection with BofA Securities’ engagement and to indemnify BofA Securities, any controlling person of BofA Securities and each of their respective directors, officers, employees, agents and affiliates against specified liabilities, including liabilities under the federal securities laws.
BofA Securities and its affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of their businesses, BofA Securities and its affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of (i) the Company and certain of its affiliates, including Cannae Holdings, Inc. (“Cannae”), a shareholder of the Company, and certain of Cannae’s affiliates, and (ii) Clearlake Capital Group, L.P. (“Clearlake”), an affiliate of Parent, and certain of Clearlake’s affiliates and portfolio companies.
BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to the Company, Cannae and certain of their respective affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a book-running manager, bookrunner and/or underwriter for certain debt and equity offerings of Cannae and/or certain of its affiliates, (ii) having acted or acting as a book-running manager, bookrunner, dealer manager and/or global coordinator for certain block trades by the Company, Cannae and/or certain of their respective affiliates, (iii) having acted or acting as an administrative agent, collateral agent, bookrunner and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of the Company, Cannae and/or certain of their respective affiliates, (iv) having provided or providing certain derivatives, foreign exchange and other trading services to the Company, Cannae and/or certain of their respective affiliates, and (v) having provided or providing certain treasury management products and services to the Company, Cannae and/or certain of their respective affiliates. In addition, we and/or certain of our affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with the Company and/or certain of its affiliates. From March 1, 2023 through February 28, 2025, BofA Securities and its affiliates derived aggregate revenues from the Company, Cannae and certain of their respective affiliates of approximately $22 million for investment and corporate banking services.

As of March 23, 2025, the date of BofA Securities’ fairness opinion, BofA Securities and its affiliates were working with the Company, Cannae and certain of their respective affiliates on one or more investment and corporate banking matters unrelated to the Transactions and BofA Securities believes, based on the information available to it as of the date of its fairness opinion, that the aggregate revenues BofA Securities and its affiliates will derive from the Company, Cannae and certain of their respective affiliates for those concurrent investment and corporate banking services will be less than the fee payable to BofA Securities for its services in connection with the Transactions. In addition, in the ordinary course of its respective businesses, BofA Securities and its affiliates (including members of BofA Securities’ deal team working with the Company on the Transactions) has pitched, is currently pitching, and/or will continue to pitch, additional investment and corporate banking services unrelated to the Transactions to the Company, Cannae and certain of their respective affiliates but how much, if any, additional investment and corporate banking business and revenues will result from those efforts is subject to numerous factors beyond the control of BofA Securities and its affiliates.
In addition, BofA Securities and its affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Clearlake and certain of its affiliates and portfolio companies and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to Clearlake and/or certain of its affiliates and portfolio companies in connection with certain M&A transactions, (ii) having acted or acting as a book-running manager, bookrunner, placement agent and/or underwriter for certain debt and equity offerings of Clearlake and/or certain of its affiliates and portfolio companies, (iii) having acted or acting as an administrative agent, collateral agent, bookrunner and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of Clearlake and/or certain of its affiliates and portfolio companies (including acquisition financing), (iv) having provided or providing certain derivatives, foreign exchange and other trading services to Clearlake and/or certain of its affiliates and portfolio companies, and (v) having provided or providing certain treasury management products and services to Clearlake and/or certain of its affiliates and portfolio companies. In addition, we and/or certain of our affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with Clearlake and/or certain of its affiliates and portfolio companies. From March 1, 2023 through February 28, 2025, BofA Securities and its affiliates derived aggregate revenues from Clearlake and certain of its affiliates and portfolio companies of approximately $60 million for investment and corporate banking services.
As of March 23, 2025, the date of BofA Securities’ fairness opinion, BofA Securities and its affiliates were working with Clearlake and certain of its affiliates and portfolio companies on one or more investment and corporate banking matters unrelated to the Transactions and BofA Securities believes, based on the information available to it as of the date of its fairness opinion, that the aggregate revenues BofA Securities and its affiliates will derive from Clearlake and certain of its affiliates and portfolio companies for those concurrent investment and corporate banking services will be less than the fee payable to BofA Securities for its services in connection with the Transactions. In addition, in the ordinary course of its respective businesses, BofA Securities and its affiliates (including members of BofA Securities’ deal team working with the Company on the Transactions) has pitched, is currently pitching, and/or will continue to pitch, additional investment and corporate banking services unrelated to the Transactions to Clearlake and certain of its affiliates and portfolio companies but how much, if any, additional investment and corporate banking business and revenues will result from those efforts is subject to numerous factors beyond the control of BofA Securities and its affiliates.
As of the close of trading on March 21, 2025, the last trading day prior to BofA Securities delivering its fairness opinion, BofA Securities and its affiliates held on a non-fiduciary basis (i) outstanding common stock of the Company having a market value of approximately $1 million as of such date, representing less than 0.5% of the outstanding common stock of the Company as of such date, (ii) outstanding common stock of Cannae having a market value of approximately $6 million as of such date, representing less than 1% of the outstanding common stock of Cannae as of such date, and (iii) no common equity of Clearlake.
Interests of Directors and Executive Officers in the Merger
In considering the recommendation of the Board that you vote “FOR” the proposal to adopt the Merger Agreement, you should be aware that our directors and executive officers have interests that may be different from, or in addition to, the interests of Dun & Bradstreet stockholders generally. The Board was aware of these interests and considered them at the time it approved the Merger Agreement and recommended that Dun & Bradstreet’s stockholders adopt the Merger Agreement.
Dun & Bradstreet’s non-executive directors for purposes of the discussion below are Ellen R. Alemany, Douglas K. Ammerman, Chinh E. Chu, Thomas M. Hagerty, Keith J. Jackson, Kirsten M. Kliphouse, Richard N. Massey, James A. Quella and Ganesh B. Rao.
Dun & Bradstreet’s executive officers for purposes of the discussion below are William P. Foley, II (Executive Chairman), Anthony M. Jabbour (Chief Executive Officer), Bryan T. Hipsher (Chief Financial Officer), Virginia Green Gomez (President, North America), Neeraj Sahai (President, International) and Joe A. Reinhardt III (Chief Legal Officer).
For information regarding beneficial ownership of Shares by each of the Company’s current non-executive directors and executive officers and all of such directors and executive officers as a group, please see the section entitled “Security Ownership of Certain Beneficial Owners,” beginning on page 112.
Treatment of Outstanding Equity Awards
Each of our executive officers except Mr. Foley hold shares of Unvested Company Restricted Stock (and accrued cash dividends) that will be converted into equity awards with respect to HoldCo Common Stock upon the completion of the Merger. Each of our non-executive directors and Mr. Foley hold Director Restricted Stock Awards (and accrued cash dividends) that will be cancelled and converted into the right to receive RS Consideration. For a more detailed discussion regarding the treatment of equity awards in connection with the Merger, see the section of this proxy statement entitled “The Merger Agreement —Treatment of Company Equity Awards; Company ESPP,” beginning on page 64. As of May 9, 2025 (the latest practicable date to determine such amounts before the filing of this proxy statement), and assuming that (i) all Company Restricted Stock is valued based on the merger consideration of $9.15 per Share and (ii) the Merger had closed on June 30, 2025 (taking into account any vesting of outstanding awards that occurs prior to such date), which is the assumed closing date only for purposes of this compensation-related disclosure, the estimated value of the Company Restricted Stock held by each executive officer and non-executive director is as follows.
Executive Officer and Director Equity Awards Summary Table(1)
Name	Restricted Stock (#)(2)	Restricted Stock ($)	Accrued Cash Dividend ($)	Estimated Total Cash Consideration ($)
Executive Officers
William P. Foley, II	176,317	1,613,301	57,688	1,670,989
Anthony M. Jabbour	2,332,937	21,346,374	360,859	21,707,233
Bryan T. Hipsher	901,709	8,250,637	127,037	8,377,674
Virginia Green Gomez	885,976	8,106,680	118,384	8,225,064
Neeraj Sahai	912,198	8,346,612	132,806	8,479,418
Joe A. Reinhardt III	557,014	5,096,678	75,793	5,172,471
Non-Executive Directors
Ellen R. Alemany	23,810	217,862	—	217,862
Douglas K. Ammerman	23,810	217,862	—	217,862
Chinh E. Chu	23,810	217,862	—	217,862
Thomas M. Hagerty	23,810	217,862	—	217,862
Keith J. Jackson	23,810	217,862	—	217,862
Kirsten M. Kliphouse	23,810	217,862	—	217,862
Richard N. Massey	23,810	217,862	—	217,862
James A. Quella	23,810	217,862	—	217,862
Ganesh B. Rao	23,810	217,862	—	217,862

(1)
For further details regarding the treatment of Unvested Company Restricted Stock in connection with the Merger, see “The Merger Agreement — Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page 64. None of the executive officers or non-executive directors of Dun & Bradstreet are holders of Unvested Company RSUs.

(2)
Mr. Hagerty and Mr. Rao hold their equity for the benefit of Thomas H. Lee Partners, L.P.

Treatment of the Company ESPP
As further described in the section entitled “The Merger Agreement — Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page 64, all Matching Credits (as defined in the Company ESPP) that would be allocated to each participant’s account under the Company ESPP assuming that the participant remained an “eligible person” (as defined in the Company ESPP) through each Matching Date (as defined in the Company ESPP), without regard to the occurrence of the annual anniversary of each applicable Quarter End (as defined in the Company ESPP), for all of the participant’s contributions prior to the Effective Time, and disregarding the holding period and any other restrictions or limitations, will be credited to such participant’s account on an accelerated basis immediately prior to the Closing and distributed in cash on the first administratively practicable payroll date following the Effective Time.
For an estimate of the amount of Matching Credits that would accelerate and be payable to each of our named executive officers at the Effective Time with respect to their participant contributions to the Company ESPP as of June 30, 2025, see the section entitled “Summary of Potential Transaction Payments to Named Executive Officers — Named Executive Officer Merger-Related Compensation,” beginning on page 54.
Employment Agreements
Dun & Bradstreet has entered into employment agreements with each of its executive officers other than Mr. Foley (each, an “Employment Agreement”). Upon a termination of employment by Dun & Bradstreet without “cause” or by the executive officer for “good reason” (as such terms are defined in each Employment Agreement), the executive officers are entitled to severance payments and benefits in accordance with the terms and conditions of the applicable Employment Agreement.
The severance payments and benefits under each Employment Agreement are as follows:
•
A prorated annual bonus based on the actual incentive the executive officer would have earned for the year of termination;

•
A lump sum payment equal to 200% (250% in the case of Mr. Jabbour) of the sum of the executive officer’s (a) annual base salary and (b) the target bonus opportunity in the year in which the termination of employment occurs;

•
COBRA coverage (so long as the executive pays the full monthly premiums) for a period of eighteen months (three years in the case of Mr. Jabbour) or, if earlier, until eligible for comparable benefits from another employer, plus a lump sum cash payment equal to the sum of eighteen monthly COBRA premium payments (36 monthly COBRA premium payments in the case of Mr. Jabbour);

•
In the case of Mr. Jabbour, the right to convert any life insurance provided by Dun & Bradstreet into an individual policy, plus a lump sum cash payment equal to 36 months of premiums; and

•
In the case of Mr. Jabbour, all equity-based incentive awards granted by Dun & Bradstreet that were outstanding but not vested as of the date of termination shall become immediately vested and/or payable.

Each executive officer’s receipt of the severance payments and benefits under the Employment Agreements are contingent on the executive officer timely executing and not revoking a release of claims in favor of Dun & Bradstreet, if requested by Dun & Bradstreet.
For an estimate of the value of the severance amounts described above that would be payable to each of the named executive officers, see “Summary of Potential Transaction Payments to Named Executive Officers — Named Executive Officer Merger-Related Compensation,” beginning on page 54.

Bonus Pool
Pursuant to the terms of the Merger Agreement, Dun & Bradstreet is permitted to grant bonuses to members of management, as determined by Mr. Jabbour, in an aggregate amount up to $10 million (the “Bonus Pool”). Awards under the Bonus Pool may be paid in cash or equity for such purposes as Mr. Jabbour shall determine, including retention. In addition, Mr. Jabbour’s Employment Agreement provides that, in the event Dun & Bradstreet is sold during the employment term, Mr. Jabbour is eligible to receive a discretionary bonus in an amount determined by the compensation committee in its sole discretion. Any such bonus to Mr. Jabbour would be considered as part of the Bonus Pool. As of the date of this proxy statement, Dun & Bradstreet has not allocated any amounts under the Bonus Pool to any of its executive officers or non-executive directors.
Agreements with HoldCo Following the Merger
Since the filing of the preliminary proxy statement, Clearlake has expressed its preference that Dun & Bradstreet’s executive officers and senior management remain employed by Dun & Bradstreet following the Merger, but no terms of any such employment have been discussed and, as of the date of this proxy statement, other than as described above, none of Dun & Bradstreet’s executive officers have entered into any new agreement, arrangement or understanding with HoldCo or any of its affiliates regarding the terms and conditions of compensation, incentive pay or employment with Dun & Bradstreet after the Merger. Although no agreements have been entered into at this time with any of Dun & Bradstreet’s executive officers, prior to or following the completion of the Merger, it is possible that new agreements and/or amendments to existing employment or compensation arrangements may be entered with HoldCo or one of its affiliates regarding their employment with the Surviving Corporation after the Merger.
Director and Officer Indemnification and Insurance
Pursuant to the terms of the Merger Agreement, each current or former director or officer of Dun & Bradstreet will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the Merger. For a more detailed description of the provisions of the Merger Agreement relating to director and officer indemnification and insurance, please see the section entitled “The Merger Agreement — Director and Officer Indemnification and Insurance,” beginning on page 79.
Summary of Potential Transaction Payments to Named Executive Officers
The information set forth below is required by Item 402(t) of Regulation S-K regarding compensation that is based on or otherwise relates to the Merger that Dun & Bradstreet’s named executive officers could receive in connection with the Merger, as described more fully in the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger,” beginning on page 50. Holders of Shares as of the Record Date are being asked to approve, on a non-binding, advisory basis, such compensation. Because the vote to approve such compensation is advisory only, it will not be binding on any of Dun & Bradstreet, the Board, Parent or HoldCo. Accordingly, if the Merger Agreement Proposal is approved by Dun & Bradstreet stockholders and the Merger is consummated, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the tables below and above in the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger,” beginning on page 50.
The potential payments in the tables below are quantified in accordance with Item 402(t) of Regulation S-K. The estimated values are based on (i) an assumption that the Merger had been consummated on June 30, 2025, (ii) the per Share merger consideration of $9.15, (iii) the named executive officers’ base salaries as in effect as of the date of this proxy statement and (iv) an assumption that each named executive officer experiences a qualifying termination of employment immediately following the consummation of the Merger under circumstances that entitle such named executive officer to receive change-in-control severance payments as described in the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger — Employment Agreements,” beginning on page 52. As such, the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before the consummation of the Merger. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
Named Executive Officer Merger-Related Compensation
Name	Cash ($)(1)	Equity ($)(2)	Perquisites/ Benefits ($)(3)	Total ($)
Anthony M. Jabbour	8,500,000	21,707,233	168,490	30,375,722
Bryan T. Hipsher	2,250,000	8,377,674	89,268	10,716,942
Virginia Green Gomez	2,375,000	8,225,064	42,393	10,642,457
Neeraj Sahai	2,375,000	8,479,418	26,016	10,880,434
Joe A. Reinhardt III	2,250,000	5,172,471	89,268	7,511,739

(1)
The amounts in this column reflect the cash severance payment under the Employment Agreements, equal to a percentage (250% in the case of Mr. Jabbour and 200% in the case of Mr. Hipsher, Ms. Gomez, Mr. Sahai and Mr. Reinhardt) of the sum of the named executive officer’s (a) annual base salary and (b) the target bonus opportunity in the year in which the termination of employment occurs. Also included is an estimated prorated bonus payment for each named executive officer under the Employment Agreements (see above under “The Merger — Interests of Directors and Executive Officers in the Merger — Employment Agreements,” beginning on page 52). The amounts in this column do not reflect any potential payments out of the Bonus Pool since such amounts are not determinable at this time (see the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger — Bonus Pool,” beginning on page 53).

(2)
Amounts shown reflect the potential value that each named executive officer could receive in connection with the accelerated vesting of Unvested Company Restricted Stock following a “double-trigger” termination event. For further details regarding the treatment of Dun & Bradstreet equity awards in connection with the Merger, see “The Merger Agreement — Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page 64.”

(3)
The amounts shown reflect the estimated value of payments and/or reimbursements to which each named executive officer would be entitled upon a qualifying termination of employment under the Employment Agreements, including pursuant to COBRA, and in the case of Mr. Jabbour, any life insurance coverage provided by Dun & Bradstreet (see the section entitled “The Merger — Interests of Directors and Executive Officers in the Merger — Employment Agreements,” beginning on page 52). Also included are the Company ESPP Matching Credits to which each named executive officer is entitled in connection with the Merger (see above under “The Merger — Interests of Directors and Executive Officers in the Merger — Treatment of Company ESPP,” beginning on page 52).

The following table breaks down the amounts in this column by COBRA premiums, Company ESPP matching credits and life insurance premiums:
Name	COBRA Premiums ($)	ESPP Matching Credits ($)	Life Insurance Premiums ($)
Anthony M. Jabbour	74,394	93,750	346
Bryan T. Hipsher	42,393	46,875	—
Virginia Green Gomez	42,393	—	—
Neeraj Sahai	26,016	—	—
Joe A. Reinhardt III	42,393	46,875	—
Certain Effects of the Merger
Following the Merger, all of the Company’s equity interests will be legally and beneficially owned by Parent, and none of the Company’s current stockholders will, by virtue of the Merger, have any ownership interest in, or be a stockholder of, the Surviving Corporation or Parent after the completion of the Merger. As a result, the Company’s current stockholders will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of the Shares. Following the Merger, Parent will benefit from any increase in the Company’s enterprise value and also will bear the risk of any decrease in the Company’s enterprise value.
For information regarding the effects of the Merger on the Company’s outstanding equity awards, see the sections entitled “The Merger — Interests of Directors and Executive Officers in the Merger,” beginning on page 50, and “The Merger Agreement — Treatment of Outstanding Equity Awards; Company ESPP,” beginning on page 64.
The Shares are currently registered under the Exchange Act and trade on NYSE under the symbol “DNB.” Following the completion of the Merger, the Shares will no longer be traded on NYSE or any other public market. In addition, the registration of the Shares under the Exchange Act will be terminated, and the Company will no longer be required to file periodic and other reports with the SEC with respect to such Shares. Termination of registration of the Shares under the Exchange Act will reduce the information required to be furnished by the Company to the Company’s stockholders and the SEC, and would make certain provisions of the Exchange Act, such as the requirement to file annual and quarterly reports pursuant to Section 13(a) or 15(d) of the Exchange Act, the short-swing trading provisions of Section 16(b) of the Exchange Act and the requirement to furnish a proxy statement in connection with stockholders’ meetings pursuant to Section 14(a) of the Exchange Act, no longer applicable to the Company to the extent that they apply solely as a result of the registration of the Shares under the Exchange Act.
Consequences if the Merger is Not Completed
If the Merger Agreement Proposal is not approved by the Company’s stockholders, or if the Merger is not completed for any other reason, you will not receive any consideration from Parent or Merger Sub for your Shares. Instead, Dun & Bradstreet will remain a public company and the Shares will continue to be listed and traded on NYSE. We expect that our management will operate our business in a manner similar to that in which it is being operated today and that holders of Shares will continue to be subject to the same risks and opportunities as they currently are subject to with respect to their ownership of the Shares. If the Merger is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of the Shares, including the risk that the market price of the Shares may decline to the extent that the current market price of the Shares reflects a market assumption that the Merger will be completed and, if that were to occur, it is uncertain when, if ever, the price would return to the price at which the Shares trade as of the date of this proxy statement. If the Merger Agreement Proposal is not approved by the Company’s stockholders, or if the Merger is not completed for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely impacted.
In addition, if the Merger Agreement is terminated under specified circumstances, the Company will be required to pay the Parent the Company Termination Fee or the Go-Shop Termination Fee (as applicable). The Merger Agreement also provides that Parent will be required to pay Dun & Bradstreet the Parent Termination Fee if the Merger Agreement is terminated due to certain reasons related to Parent’s breach or failure to close. For additional information, see the section entitled “The Merger Agreement — Termination Fees,” beginning on page 89.
You should also read and consider carefully the other information in this proxy statement, the Annexes to this proxy statement and the documents incorporated by reference herein, including the risk factors contained in the Company’s Annual Report on Form 10-K and other SEC filings. See the section entitled “Where You Can Find More Information,” beginning on page 117.
Material U.S. Federal Income Tax Consequences of the Merger
The following discussion is a summary of certain material U.S. federal income tax consequences of the disposition of Shares by stockholders of the Company. This summary is for general information purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. Holders. This summary is based on current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing, proposed and temporary regulations thereunder and administrative and judicial interpretations thereof in effect as of the date hereof, all of which are subject to change, possibly with retroactive effect. Any such change could affect the accuracy of the statements and conclusions set forth in this discussion. The Company has not sought, and does not intend to seek, any ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS.
This summary is limited to stockholders of the Company who hold their Shares as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This summary does not describe any of the tax consequences arising under the laws of any state, local or non-U.S. tax jurisdiction and does not consider any aspects of U.S. federal tax law other than income taxation (e.g., state, gift or alternative minimum tax, the Medicare net investment income surtax, or any withholding considerations under the Foreign Account Tax Compliance Act of 2010 (including regulations issued thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith)). In addition, it does not address consequences relevant to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:
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banks and certain other financial institutions;

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mutual funds;

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insurance companies;

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brokers or dealers in securities, currencies, or commodities;

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dealers or traders in securities subject to a mark-to-market method of accounting;

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regulated investment companies and real estate investment trusts;

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tax-qualified retirement plans;

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tax-exempt organizations, governmental agencies, instrumentalities, or other governmental organizations and pension funds;

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holders that are holding Shares as part of a “straddle,” hedge, constructive sale, or other integrated transaction or conversion transaction or similar transactions;

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U.S. Holders whose functional currency is not the U.S. dollar;

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partnerships, other entities classified as partnerships for U.S. federal income tax purposes, “S corporations,” or any other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

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expatriated entities subject to Section 7874 of the Code;

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U.S. expatriates and former citizens or long-term residents of the United States;

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holders that own or have owned (directly, indirectly, or constructively) five percent or more of Shares (by vote or value);

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holders required to accelerate the recognition of any item of gross income with respect to their shares as a result of such income being recognized on an applicable financial statement;

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grantor trusts;

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“controlled foreign corporations,” “passive foreign investment companies,” and corporations that accumulate earnings to avoid U.S. federal income tax;

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persons who hold or received Shares pursuant to the exercise of any employee stock option, in connection with a restricted stock unit award or company performance stock unit award or otherwise in a compensatory transaction;

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holders that own an equity interest in Parent following the Merger;

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holders that hold their Shares through a bank, financial institution, or other entity, or a branch thereof, located, organized, or resident outside the United States; and

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holders who properly exercise appraisal rights with respect to their Shares.

If a partnership, or another entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds Shares, the U.S. federal income tax treatment of its partners or members generally will depend upon the status of the partner or member and the partnership’s activities. Accordingly, partnerships or other entities treated as partnerships for U.S. federal income tax purposes that hold Shares, and partners or members in those entities, are urged to consult their tax advisors regarding the specific U.S. federal income tax consequences to them of the Merger.
This discussion does not address the tax consequences of acquisitions or dispositions of Shares outside the Merger, or transactions pertaining to options or other equity awards of the Company in connection with the Merger.
THIS DISCUSSION IS INTENDED ONLY AS A GENERAL SUMMARY OF THE MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES TO U.S. HOLDERS. U.S. HOLDERS AND OTHER BENEFICIAL OWNERS OF SHARES ARE URGED TO CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES, INCLUDING FEDERAL ESTATE, GIFT AND OTHER NON-INCOME TAX CONSEQUENCES, AND TAX CONSEQUENCES UNDER APPLICABLE U.S. TAX TREATIES AND STATE, LOCAL OR NON-U.S. TAX LAWS, INCLUDING POSSIBLE CHANGES IN SUCH LAWS.
U.S. Holders
This section applies to U.S. Holders. For purposes of this summary, the term “U.S. Holder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is or is treated as any of the following:
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an individual who is a citizen or resident of the United States;

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a corporation, or an entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, any state thereof or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust, if (i) a United States court is able to exercise primary supervision over the trust’s administration and one or more United States persons (within the meaning of Section 7701(a)(30) of the Code) have authority to control all of the trust’s substantial decisions or (ii) the trust has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The exchange of Shares for cash pursuant to the Merger will be a taxable transaction to U.S. Holders for U.S. federal income tax purposes. In general, a U.S. Holder who receives cash in exchange for Shares pursuant to the Merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (i) the amount of cash received and (ii) the U.S. Holder’s adjusted tax basis in the Shares surrendered for cash pursuant to the Merger. Gain or loss will be determined separately for each block of Shares (that is, Shares acquired at the same cost in a single transaction) surrendered for cash pursuant to the Merger. Such gain or loss would be long-term capital gain or loss, provided that the holding period for such block(s) of Shares are more than one year at the time of consummation of the Merger. Long-term capital gains recognized by certain non-corporate U.S. Holders are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses by a U.S. Holder is subject to certain limitations.
Non-U.S. Holders
This section applies to “Non-U.S. Holders.” For purposes of this summary, a “Non-U.S. Holder” means a beneficial owner of Shares that is not a U.S. Holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes. Non-U.S. Holders are urged to consult their tax advisors to determine the U.S. federal, state, local, non-U.S. and other tax consequences that may be relevant to them in light of their particular circumstances.
A Non-U.S. Holder will not be subject to U.S. federal income tax on gain realized in connection with the Merger, unless:
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the gain is effectively connected with a trade or business of such Non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base maintained by such Non-U.S. Holder in the United States);

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the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the disposition of Shares pursuant to the Merger and certain other requirements are met; or

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the Shares constitute a United States real property interest (“USRPI”) by reason of Company’s status as a United States real property holding corporation (“USRPHC”) for U.S. federal income tax purposes and one or more other conditions are satisfied.

Gain described in the first bullet point above generally will be subject to U.S. federal income tax on a net income basis at the regular rates. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on such effectively connected gain, as adjusted for certain items.
A Non-U.S. Holder described in the second bullet point above generally will be subject to U.S. federal income tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on gain realized in connection with the Merger, which may be offset by U.S. source capital losses of the Non-U.S. Holder (even though the individual is not considered a resident of the United States), provided the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.
With respect to the third bullet point above, although the Company has not made a definitive determination, the Company believes that it is not currently, and has not been during the preceding five years ending on the date of the Merger, a USRPHC. Because the determination of whether Company is a USRPHC depends on the fair market value of Company’s USRPIs relative to the fair market value of Company’s non-USRPIs and other business assets, there can be no assurance that Company is not, and has not been during the preceding five years ending on the date of the Merger, a USRPHC. Even if the Company is a USRPHC, gain arising from the sale or other taxable disposition of Shares by a Non-U.S. Holder will not be subject to U.S. federal income tax if the Shares are “regularly traded,” as defined by applicable Treasury Regulations, on an established securities market and such Non-U.S. Holder owned, actually and constructively, 5% or less of the Share of the Company throughout the shorter of the five-year period ending on the date of the sale or other taxable disposition or the Non-U.S. Holder’s holding period. Non-U.S. Holders are urged to consult their tax advisors about the consequences that could result if Company is or were to become a USRPHC.
Information Reporting and Backup Withholding
Information reporting and backup withholding may apply to the proceeds received by a holder pursuant to the Merger. Backup withholding generally will not apply to a U.S. Holder that furnishes a correct taxpayer identification number and certifies under penalty of perjury that such U.S. Holder is not subject to backup withholding on IRS Form W-9 (or a substitute or successor form). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or a credit against the holder’s U.S. federal income tax liability, provided that the Required Information is timely furnished to the IRS.
The tax discussion set forth above is included for general information only and is not tax advice. You are urged to consult your tax advisor to determine the particular tax consequences to you of the Merger, including the applicability and effect of U.S. federal, state, local, non-U.S. and other tax laws and treaties.
Regulatory Approvals
Under the Merger Agreement, completion of the Merger is conditioned on the expiration or termination of the waiting period applicable to the completion of the Merger under the HSR Act.
On April 17, 2025, the Company and Parent filed their respective notification and report forms under the HSR Act with respect to the Merger with the FTC and the DOJ, which triggered the start of the HSR Act waiting period. Effective May 8, 2025, the U.S. Premerger Notification Office of the Federal Trade Commission granted the Parties’ request for early termination of the HSR Act waiting period.
Completion of the Merger is further subject to the receipt of antitrust and/or foreign investment approvals and/or clearances in the United Kingdom, Austria, Sweden and the European Union, as well as approval from the UK Financial Conduct Authority. The condition relating to the United Kingdom has already been satisfied by the submission of a briefing paper and the receipt of confirmation from the United Kingdom’s Competition and Markets Authority that it has no further questions.
At any time before or after the Merger is completed, the FTC, the DOJ, U.S. state attorneys general as well as non-U.S. regulatory bodies could take action under antitrust laws and/or foreign investment laws in opposition to the Merger, including seeking to enjoin completion of the Merger, condition adoption of the Merger Agreement upon the divestiture of assets of Parent, the Company or their respective subsidiaries or impose restrictions on Parent’s post-Merger operations or other conditions. Private parties also may seek to take legal action under the U.S. federal or state antitrust laws under some circumstances.
For a description of the Company’s and Parent’s respective obligations under the Merger Agreement with respect to regulatory approvals, see the section entitled “The Merger Agreement — Efforts to Complete the Merger,” beginning on page 77.
Payment of Merger Consideration
Prior to the Effective Time, Parent will designate, with the Company’s prior written approval, the Paying Agent to exchange the Shares for the Merger Consideration. At or prior to the Effective Time, Parent will deposit or cause to be deposited with the Paying Agent, the Exchange Fund. Promptly after the Effective Time (and in any event within two (2) business days after the Effective Time), Parent will cause the Paying Agent to mail to each holder of record of certificates representing any of the Shares outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Shares owned by Dissenting Stockholders): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration, and specifying that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates (or affidavits of loss in lieu of the certificates) and (ii) instructions for use in effecting the surrender of the certificates (or affidavits of loss in lieu of the certificates). Upon the surrender of a certificate (or affidavit of loss in lieu of the certificate) to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such certificate will be entitled to receive in exchange for such certificate an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required tax withholding) equal to the cash amount that such holder is entitled to receive as the Merger Consideration, and the certificate so surrendered will be cancelled. No interest will be paid or accrued on any amount payable to holders of certificates. In the event of a transfer of ownership of Shares represented by a certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the certificate may be issued or paid to such a transferee if the certificate representing such Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable, in each case, reasonably acceptable to Parent. Any compensatory amounts payable pursuant to the Merger Agreement will be made through the Surviving Corporation’s payroll procedures on the next administratively practicable payroll date following the Effective Time.
In the event that any certificate is lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to the Surviving Corporation) of that fact by the person claiming such certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation, the posting by such person of a bond in customary amount and upon such terms as may be required by Parent as an indemnity against any claim that may be made against it, the Paying Agent will issue in exchange for such lost, stolen or destroyed certificate the cash that would have been issuable or payable (after giving effect to any required tax withholdings) had such lost, stolen or destroyed certificate been surrendered.
Promptly after the Effective Time (and in any event within two (2) business days after the Effective Time), Parent will cause the Paying Agent to (i) mail to each registered holder of uncertificated Shares (other than in respect of Excluded Shares and Shares owned by Dissenting Stockholders) materials advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration and (ii) deliver the cash that such holder is entitled to receive in respect of its Shares (after giving effect to any required tax withholdings), without interest thereon.

After the completion of the Merger, holders of Shares will cease to have any rights as a stockholder of the Company other than the right to receive the Merger Consideration upon the terms and subject to the conditions set forth in the Merger Agreement.
The Paying Agent will return to Parent or the Surviving Corporation, as designated by Parent, all funds in its possession that remains unclaimed by the stockholders of the Company at the one-year anniversary of the Effective Time. After that time, if a Company stockholder has not received payment of the Merger Consideration, such former stockholders may look only to the Surviving Corporation for payment of the Merger Consideration, subject to applicable abandoned property, escheat and other similar laws.
Financing of the Merger
The Merger is not subject to any financing condition. Parent estimates that the total funds necessary to complete the Merger and pay the Merger Consideration will be approximately $7,800,000,000, including estimated transaction fees and expenses. Parent expects these amounts to be funded through a combination of committed debt financing from specified lenders, consisting of a senior secured 364-day bridge facility in an aggregate principal amount of $5,750,000,000 and $2,300,000,000 from the Equity Commitment Letter. In addition to the committed debt and equity financing, Parent continues to explore alternative financing arrangements to complete the Merger and pay the Merger Consideration.
Equity Financing
In connection with the Merger, Parent delivered to the Company the Equity Commitment Letter, pursuant to which the Investors have committed, subject to the terms and conditions contained therein, to contribute, immediately prior to the Closing, to Parent (directly, or indirectly) Equity Financing in an aggregate amount of $2,300,000,000 in connection with the funding of the Merger.
The obligation of the Investors to provide the Equity Financing is subject to a number of conditions, including (i) the satisfaction in full or waiver by Parent (with the prior consent of the Investors) of each of the conditions to Parent’s obligations to consummate the Closing set forth in Article 7 of the Merger Agreement (in each case, other than any conditions that, by their nature, are to be satisfied by actions taken at the Closing), (ii) the substantially contemporaneous or prior funding of the debt financing contemplated by the Debt Commitment Letter (or, if Alternative Financing (as defined in the section entitled “The Merger Agreement — Financing Cooperation,” beginning on page 81) is being used in accordance with the Merger Agreement, the cash proceeds of such Alternative Financing) subject only to the funding of the aggregate commitment contemplated by the Equity Commitment Letter and (iii) the substantially contemporaneous consummation of the Closing.
Debt Financing
Parent has obtained debt financing commitments consisting of a senior secured 364-day bridge facility in an aggregate principal amount of $5,750,000,000, the proceeds of which will be used to enable Parent to consummate the Merger and the Transactions, including (a) the payoff, redemption, repurchase, defeasance, discharge, refinance or termination of all existing third-party indebtedness for borrowed money of the Company and its subsidiaries under (1) the Credit Agreement, dated as of February 8, 2019, by and among The Dun & Bradstreet Corporation, a Delaware corporation, Star Intermediate III, LLC, a Delaware limited liability company, the lenders party thereto from time to time and Bank of America, N.A., as administrative agent, swing line lender and L/C issuer (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) and (2) at Parent’s option, the Receivables Purchase Agreement, dated as of September 9, 2022, by and among Dun & Bradstreet Receivables LLC, as seller, the persons from time to time party thereto as purchasers, PNC Bank, National Association, as administrative agent, Dun & Bradstreet, Inc., as servicer, and PNC Capital Markets LLC, as structuring agent (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing A/R Securitization Agreement”), (b) the repurchase, redemption, satisfaction or discharge of any or all of the outstanding aggregate principal amount of The Dun & Bradstreet Corporation’s 5.000% Senior Unsecured Notes due 2029 (the “Company Notes”), and, in the case of clauses (a) and (b), the release of any guarantees relating thereto and the release of any liens or other security thereunder, if applicable, and (c) the payment of all fees and expenses and the undertaking of its other obligations at Closing upon the terms contemplated by the Merger Agreement. The Debt Commitment Parties have committed to provide Parent, severally, but not jointly, with debt financing on the Closing Date in connection with the consummation of the Merger and the Transactions, in the amounts and on the terms and subject to the conditions set forth in the Debt Commitment Letter. The obligations of the Debt Commitment Parties to provide the debt financing under the Debt Commitment Letter are subject to certain customary conditions.
Each of Parent and Merger Sub has agreed to use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to obtain the proceeds of the financing on terms and conditions no less favorable to Parent, Merger Sub, the Company or any of the holders of Shares, as applicable, than those contained in the Equity Commitment Letter and the Debt Commitment Letter (including any “market flex” and “secured demand” provisions), subject to the terms set forth in the Merger Agreement.
Limited Guaranty
On the terms and subject to the conditions set forth in the Limited Guaranty, each Investor has guaranteed the due and punctual payment and discharge (directly or indirectly) of (i) the Parent Termination Fee, if and when payable pursuant to the Merger Agreement and (ii) any other amounts payable by Parent, if and when payable pursuant to the Merger Agreement, up to the Reimbursement and Enforcement Cap (the Reimbursement and Enforcement Cap, together with the Parent Termination Fee, the “Guaranteed Obligations”).
Subject to specified exceptions, the Limited Guaranty will terminate upon the earliest to occur of (i) the Closing, (ii) the indefeasible payment to the Company or its affiliates of the Guaranteed Obligations and (iii) the date that is ninety (90) days following the valid termination of the Merger Agreement in accordance with its terms, unless prior to such date (a) the Company delivered a written notice with respect to non-payment of any of the Guaranteed Obligations and (b) the Company commenced an action against the Investors or Parent alleging any of the Guaranteed Obligations are due and owing from the Investors pursuant to the terms of the Limited Guaranty, in which case the Limited Guaranty will survive solely with respect to such amounts of such Guaranteed Obligations so alleged to be owing. The Limited Guaranty will also terminate, subject to specified exceptions, in the event the Company asserts in any action (1) that certain provisions of the Limited Guaranty are illegal, invalid or unenforceable in whole or in part or (2) any theory of liability against the Investors or any Investor affiliate with respect to the Transactions.

THE MERGER AGREEMENT
The summary of the material provisions of the Merger Agreement set forth below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and which is incorporated by reference in this proxy statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement carefully in its entirety.
The Merger Agreement is described in this proxy statement and included as Annex A only to provide you with information regarding its terms and conditions and not to provide any other factual information regarding the Company, Parent or Merger Sub or their respective businesses. Such information can be found elsewhere in this proxy statement or, in the case of the Company, in the public filings that the Company makes with the SEC, which are available without charge through the SEC’s website at www.sec.gov. See the section entitled “Where You Can Find More Information,” beginning on page 117.
The representations, warranties and covenants made in the Merger Agreement by the Company, Parent and Merger Sub are qualified and subject to important limitations agreed to by the Company, Parent and Merger Sub in connection with negotiating the terms of the Merger Agreement. In particular, in your review of the representations and warranties contained in the Merger Agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the Merger Agreement may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the Merger Agreement. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC and in some cases were qualified by disclosures that were made by the Company and Parent, which disclosures are not reflected in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this proxy statement, may have changed since the date of the Merger Agreement and subsequent developments or new information qualifying a representation or warranty may have been included in this proxy statement.
The Merger
Upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, Merger Sub will be merged with and into Dun & Bradstreet and the separate corporate existence of Merger Sub will thereupon cease. Dun & Bradstreet will be the Surviving Corporation and a wholly owned subsidiary of Parent, and the separate corporate existence of Dun & Bradstreet with all its rights, privileges, immunities, powers and franchises will continue unaffected by the Merger, except as set forth in the section entitled “The Merger Agreement — Organizational Documents; Directors and Officers,” beginning on page 63. The Merger will have the effects specified in the DGCL.
Effective Time of the Merger
Unless the Merger Agreement has been terminated in accordance with its terms, the Closing will take place as soon as reasonably practicable, and in no event later than three (3) business days, following the day on which the last to be satisfied or waived of each of the conditions set forth in the Merger Agreement is satisfied or waived (other than those conditions that, by their terms, are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions). Notwithstanding the foregoing, if the Marketing Period (as described in “The Merger Agreement — Marketing Period,” beginning on page 63) has not ended at the time of the satisfaction or waiver of the conditions set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), the Closing will instead occur on the date that is the earlier to occur of (a) any business day during the Marketing Period as may be specified by Parent on no less than two (2) business days’ prior written notice to the Company and (b) one (1) business day following the final day of the Marketing Period, in each case, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement. The date on which the Closing occurs is referred to as the “Closing Date.”

Concurrently with the Closing, the Company and Parent will cause a certificate of merger with respect to the Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in the DGCL. The Effective Time of the Merger will be on the date and time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or such later date or time as otherwise agreed to by the Company and Parent in writing and set forth in the Certificate of Merger in accordance with the DGCL.
Marketing Period
The “Marketing Period,” a time allotted to Parent and Merger Sub for purposes of marketing the debt financing, will be the fifteen (15) consecutive business day period (provided, that (a) such fifteen (15) consecutive business day period will not commence prior to May 5, 2025, (b) any U.S. market holidays and SEC holidays will not be included in the calculation of such period and June 20, 2025 and November 28, 2025 will not be included in the calculation of such period (but for the avoidance of doubt, the exclusion of such dates will not restart the Marketing Period), (c) the period will have ended on or prior to August 15, 2025 or if such period has not ended prior to August 15, 2025, then such period will not commence prior to September 2, 2025 and (d) the period will have ended on or prior to December 12, 2025, or if such period has not ended on or prior to December 12, 2025, then such period will not commence prior to January 5, 2026) commencing on the business day on which Parent has been delivered certain required financial information (the “Required Financial Information”) and during which period (i) such Required Financial Information is and remains compliant, and (ii) nothing has occurred and no condition exists that would cause any of the specified conditions set forth in the Merger Agreement to fail to be satisfied (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) assuming the Closing were to be scheduled for any time during such fifteen (15) consecutive business day period; provided, that the Marketing Period will end on any earlier date on which the debt financing or any Alternative Financing is obtained.
If the Company in good faith reasonably believes that it has delivered the Required Financial Information to Parent that is compliant, it is entitled to deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case, the Marketing Period will be deemed to have commenced on the date specified in such notice unless Parent, in good faith, reasonably believes that the Company has not completed delivery of the Required Financial Information and, within two (2) business days after receipt of such notice from the Company, delivers a written notice to the Company to that effect (stating with specificity which portions of the Required Financial Information the Company has not delivered), but without prejudice to the Company’s right to assert that such Required Financial Information was in fact delivered. Notwithstanding the foregoing, the Marketing Period will not commence and will not be deemed to have commenced if, prior to the completion of the Marketing Period (i) the Company’s auditor will have withdrawn, or have notified the Company in writing that they intend to withdraw, any audit opinion contained in the Required Financial Information, in which case the Marketing Period will not be deemed to commence unless and until a new unqualified audit opinion is issued with respect thereto by the auditor or another independent public accounting firm reasonably acceptable to Parent or (ii) the Company issues a public statement indicating its intent to, or determines that it is required to, restate any historical financial statements of the Company or that any such restatement is under consideration, in which case the Marketing Period will not be deemed to commence unless and until such restatement has been completed and the relevant financial statements have been amended or the Company has announced that it has concluded that no restatement will be required in accordance with GAAP.
Organizational Documents; Directors and Officers
At the Effective Time, the certificate of incorporation of the Surviving Corporation will be amended to read as the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time until thereafter amended, except (i) that references to the name of Merger Sub will be replaced by the name of the Surviving Corporation and (ii) for such changes as agreed by the parties and are necessary to comply with the director and officer indemnification and insurance obligations described in “The Merger Agreement —
Director and Officer Indemnification and Insurance,” beginning on page 79.
Additionally, at the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time will become the bylaws of the Surviving Corporation until thereafter amended, except

(i) that references to the name of Merger Sub will be replaced by the name of the Surviving Corporation and (ii) for such changes as are agreed by the parties and necessary to comply with the director and officer indemnification and insurance obligations described in “The Merger Agreement — Director and Officer Indemnification and Insurance,” beginning on page 79.
The Merger Agreement provides that, at the Effective Time, (x) the directors of Merger Sub immediately prior to the Effective Time will become the initial directors of the Surviving Corporation from and after the Effective Time and (y) the officers of Merger Sub immediately prior to the Effective Time will become the initial officers of the Surviving Corporation from and after the Effective Time.
Merger Consideration Received by Dun & Bradstreet Stockholders
At the Effective Time, each Share, issued and outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Dissenting Shares) will be converted into the right to receive the Merger Consideration.
Excluded Shares
At the Effective Time, each Share owned by (a) Parent or Merger Sub or any of their respective subsidiaries and (b) the Company as treasury stock, will be cancelled without payment of any consideration thereof.
Shares Held by Dissenting Stockholders
All Shares that are issued and outstanding immediately prior to the Effective Time and held by Dissenting Stockholders will be cancelled without payment of any consideration thereof. Instead, at the Effective Time, the Shares held by such Company stockholders will thereafter represent only the right to receive the fair value of such Share in accordance with Section 262 of the DGCL. Any Shares held by such Company stockholders who fail to properly perfect or who have effectively withdrawn or lost the right to dissent under Section 262 of the DGCL or who a court of competent jurisdiction has finally determined is not entitled to relief provided by Section 262 of the DGCL with respect to any Shares, will no longer be considered Shares of such Dissenting Stockholder and will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration, net of any applicable withholding taxes and without interest.
The Company is required to provide Parent with written notice as promptly as practicable of any written demands for appraisal, attempted withdrawals of such demands and any other instruments served pursuant to applicable law and received by the Company relating to stockholders’ right of appraisal. Absent the prior written consent of Parent, the Company is prohibited from voluntarily making any payment with respect to any demands for appraisal, from settling or offering to settle any such demands or from approving any withdrawal of any such demands. Parent will have the right to participate in and direct and control all negotiations and proceedings with respect to any such demands. Any amounts required to be paid to a Dissenting Stockholder will be paid by the Surviving Corporation.
Merger Sub Common Stock
At the Effective Time, each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one share of common stock, par value $0.0001, of the Surviving Corporation.
Treatment of Outstanding Equity Awards; Company ESPP
The Merger Agreement provides that each outstanding equity award will be treated as follows:
Treatment of Stock Options
At the Effective Time, each Company Option granted under the Company Stock Plan, whether vested or unvested, will terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and have no further force or effect. From and after the Effective Time, each Company Option will no longer be exercisable by the former holder thereof.
Treatment of Unvested Company RSUs
At the Effective Time, each Unvested Company RSU granted under the Company Stock Plan subject to time-based or performance-based vesting conditions will be assumed and converted into a Rollover RSU, with the same time-based (only) vesting as the applicable Unvested Company RSU. The Rollover RSU will reflect the right to receive a number of shares of Holdco Common Stock equal to the number of Shares subject to the Unvested Company RSU multiplied by the Exchange Ratio. In addition, each Rollover RSU will continue to be entitled to all accumulated but unpaid dividend equivalent rights with respect to the corresponding Unvested Company RSU through the Closing Date, with such amounts to be paid as, if and when such Rollover RSU vests. Each Unvested Company RSU so assumed and converted will otherwise continue to be subject to the terms and conditions of the Company Stock Plan and applicable award agreements (including Accelerated RSU Terms), with such Accelerated RSU Terms being extended through the life of the time-based vesting schedule applicable to the Rollover RSU), with such changes as are necessary to reflect that the Company Stock Plan will be administered and held by Holdco following the Effective Time; provided, however, that the Rollover RSUs will be amended to (i) following the date on which the applicable Rollover RSUs vest (or are otherwise required to be sold or converted into other securities), permit the holder thereof to sell to Holdco at any time the shares underlying such Rollover RSUs at a price per share equal to the Merger Consideration (with such sale being consummated as promptly as practicable, but in no event longer than three (3) business days) and (ii) permit Holdco to redeem the Rollover RSUs and the shares underlying such Rollover RSUs at any time at a price per share equal to the Merger Consideration (as the same may be adjusted to reflect the number of shares subject to the Rollover RSUs based on the Exchange Ratio as provided above). The treatment of the Unvested Company RSUs will apply to any other equity award into which the Unvested Company RSUs may be converted.
Treatment of Vested Company RSUs
At the Effective Time, each Vested Company RSU granted under the Company Stock Plan and each Director RSU granted under the Company Stock Plan outstanding as of immediately prior to the Effective Time, will terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in the amount equal to the RSU Consideration. The Surviving Corporation will pay all or any portion of the RSU Consideration related to the Vested Company RSUs that becomes due and payable, net of any taxes withheld, through the Surviving Corporation’s payroll on the first administratively practicable payroll date following such date on which the RSU Consideration becomes due and payable. The Surviving Corporation will pay the RSU Consideration related to the Director RSUs through the Company’s accounts payable as soon as administratively practicable following the Effective Time.
Treatment of Unvested Company Restricted Stock
Immediately prior to the Effective Time, each Unvested Company Restricted Stock will be assumed and converted into Rollover Restricted Stock, with the same time-based (only) vesting as the applicable Unvested Company Restricted Stock. The Rollover Restricted Stock will reflect the number of shares of Holdco Common Stock equal to the number of Shares subject to the Unvested Company Restricted Stock multiplied by the Exchange Ratio. In addition, each share of Rollover Restricted Stock will continue to be entitled to all accumulated but unpaid dividend equivalent rights with respect to the corresponding Unvested Company Restricted Stock through the Closing Date, with such amounts to be paid as, if and when such Rollover Restricted Stock vests. Each share of Unvested Company Restricted Stock so assumed and converted will otherwise continue to be subject to the terms and conditions of the Company Stock Plan and applicable award agreements (including any Accelerated RS Terms), with such Accelerated RS Terms being extended through the life of the time-based vesting schedule applicable to the Rollover Restricted Stock), with such changes as are necessary to reflect that the Company Stock Plan will be administered and held by Holdco following the Effective Time; provided, however, that the Rollover Restricted Stock will be amended to (i) following the date on which the applicable Rollover Restricted Stock vest (or are otherwise required to be sold or converted into other securities), permit the holder thereof to sell to Holdco at any time the shares underlying such Rollover Restricted Stock at a price per share equal to the Merger Consideration and (ii) permit Holdco to redeem the Rollover Restricted Stock at any time at a price per share equal to the Merger Consideration (as the same may be adjusted to reflect the number of shares subject to the Unvested Company Restricted Stock based on the Exchange Ratio as provided above). The treatment of the Unvested Company Restricted Stock will apply to any other equity award into which the Unvested Company Restricted Stock may be converted.
Treatment of Vested Company Restricted Stock
Immediately prior to the Effective Time, each Vested Company Restricted Stock and each Director Restricted Stock Award granted under the Company Stock Plan outstanding immediately prior to the Effective Time, will be cancelled and converted automatically into the right to receive a lump sum cash payment in the amount equal to the RS Consideration. The Surviving Corporation will pay all or any portion of the RS Consideration related to the Vested Company Restricted Stock that becomes due and payable, net of any taxes withheld, through the Surviving Corporation’s payroll on the first administratively practicable payroll date following such date on which the RS Consideration becomes due and payable. The Surviving Corporation will pay the RS Consideration related to the Director Restricted Stock through the Company’s accounts payable as soon as administratively practicable following the Effective Time.
Treatment of the Company ESPP
The Company agreed to adopt resolutions and take such other actions as may be required to prevent each individual participating in the Company ESPP as of the date of the Merger Agreement from increasing his or her payroll contribution rate pursuant to the Company ESPP from the rate in effect as of the date of the Merger Agreement or making separate non-payroll contributions to the Company ESPP on or following the date of the Merger Agreement, except as may be required by Law. No individual who was not participating in the Company ESPP as of the date of the Merger Agreement will be allowed to commence participation in the Company ESPP following the date thereof. Prior to the Effective Time, the Company will take all actions that may be necessary to, effective upon the consummation of the Merger, cause the following treatment: (i) each participant’s accumulated Participant Contributions (as defined in the Company ESPP) will be used to purchase Shares no later than immediately prior to the Effective Time in accordance with the terms of the Company ESPP; provided that any Participant Contributions to a participant’s account as of immediately prior to the Effective Time that are insufficient to purchase one whole Share immediately prior to the Effective Time will be distributed in cash to such participant on the first administratively practicable payroll date following the Effective Time, (ii) the Shares purchased thereunder shall be cancelled at the Effective Time and converted into the right to receive the Merger Consideration (which shall be paid out of the Exchange Fund in accordance with the Merger Agreement, without interest), and (iii) all Matching Credits (as defined in the Company ESPP) that would be allocated to each participant’s Account (as defined in the Company ESPP) assuming that the participant remained an Eligible Person (as defined in the Company ESPP) through each Matching Date (as defined in the Company ESPP), without regard to the occurrence of the annual anniversary of each applicable Quarter End (as defined in the Company ESPP), for all Participant Contributions prior to the Effective Time, and disregarding the Holding Period Requirement (as defined in the Company ESPP) and any other applicable restrictions or limitations, will be credited (or deemed credited) on an accelerated basis immediately prior to the Closing Date and distributed in cash to such participant on the first administratively practicable payroll date following the Effective Time. The Company will cause the Company ESPP to terminate immediately prior to and effective as of the Effective Time (but subject to the consummation of the Merger).
Conversion of Shares; Exchange of Certificates
Exchange Procedures
At or prior to the Effective Time, Parent will deposit, or cause to be deposited, with the Paying Agent, for the benefit of the holders of Shares, the Exchange Fund. No later than five (5) business days prior to the Closing Date, Parent is required to enter into an agreement with the Paying Agent, in form and substance reasonably satisfactory to the Company (which confirmation of satisfaction will not be unreasonably withheld, conditioned or delayed), to effect the applicable terms of the Merger Agreement.

Promptly after the Effective Time (and in any event within two (2) business days after the Effective Time), Parent will cause the Paying Agent to mail to each holder of record of certificates representing any of the Shares outstanding immediately prior to the Effective Time (other than in respect of Excluded Shares and Shares owned by Dissenting Stockholders): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration, and specifying that delivery will be effected, and risk of loss and title to the certificates will pass, only upon delivery of the certificates (or affidavits of loss in lieu of the certificates) and (ii) instructions for use in effecting the surrender of the certificates (or affidavits of loss in lieu of the certificates). Upon the surrender of a certificate (or affidavit of loss in lieu of the certificate) to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such certificate will be entitled to receive in exchange for such certificate an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required tax withholding) equal to the cash amount that such holder is entitled to receive as the Merger Consideration, and the certificate so surrendered will be cancelled. No interest will be paid or accrued on any amount payable to holders of certificates. In the event of a transfer of ownership of Shares represented by a certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the certificate may be issued or paid to such a transferee if the certificate representing such Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable, in each case, reasonably acceptable to Parent. Any compensatory amounts payable pursuant to the Merger Agreement will be made through the Surviving Corporation’s payroll procedures on the next administratively practicable payroll date following the Effective Time.
You should not send in your certificate(s) with your proxy card. A letter of transmittal with instructions for the surrender of certificates will be mailed to Company stockholders if the Merger is completed.
Lost, Stolen and Destroyed Certificates
In the event that any certificate is lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to the Surviving Corporation) of that fact by the person claiming such certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation, the posting by such person of a bond in customary amount and upon such terms as may be required by Parent as an indemnity against any claim that may be made against it, the Paying Agent will issue in exchange for such lost, stolen or destroyed certificate the cash that would have been issuable or payable (after giving effect to any required tax withholdings) had such lost, stolen or destroyed certificate been surrendered.
Uncertificated Shares
Promptly after the Effective Time (and in any event within two (2) business days after the Effective Time), Parent will cause the Paying Agent to (i) mail to each registered holder of uncertificated Shares (other than in respect of Excluded Shares and Shares owned by Dissenting Stockholders) materials advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration and (ii) deliver the cash that such holder is entitled to receive in respect of its Shares (after giving effect to any required tax withholdings), without interest thereon.
Representations and Warranties
The Company, on the one hand, and Parent and Merger Sub, on the other hand, have each made representations and warranties to each other in the Merger Agreement.
The representations and warranties referenced below and included in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, and may be subject to limitations agreed upon by the parties, including being qualified by disclosures filed with or furnished to the SEC and confidential disclosures made by the parties to each other, including in the disclosure letter delivered by the Company in connection with the Merger Agreement (the “Company Disclosure Letter”). The representations and warranties contained in the Merger Agreement should not be relied upon as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub, or any of their respective subsidiaries, affiliates or businesses. The representations and warranties of each of the parties to the Merger Agreement will expire at the Effective Time.
Representations and Warranties of the Company
The Company has made customary representations and warranties to Parent and Merger Sub in the Merger Agreement regarding aspects of the Company’s business and various other matters pertinent to the Merger. The topics covered by its representations and warranties include the following:
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due organization, good standing and qualification to do business of the Company and its subsidiaries;

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the capital structure of, and the absence of restrictions with respect to the equity interests of, the Company and its subsidiaries;

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the Company’s authority to enter into, and, subject to the Company stockholder’s adoption of the Merger Agreement, consummate the Transactions;

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the recommendation and approval of the Merger Agreement by the Board;

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the governmental and regulatory approvals required to complete the Merger, and the absence of conflicts with, or violations of, laws, organizational documents or contracts to which the Company or any of its subsidiaries is a party, in each case as a result of the Company’s execution or delivery of the Merger Agreement or the performance by the Company of its covenants under the Merger Agreement, or the consummation by the Company of the Transactions;

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the Company’s SEC filings since January 1, 2022 and the financial statements contained in those filings;

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the absence of certain changes or events since January 1, 2024 and that since January 1, 2024 and through the date of the Merger Agreement, other than with respect to the negotiation and execution of the Merger Agreement and the consummation of the transactions contemplated thereby, the Company and its subsidiaries conducted their respective businesses in the ordinary course of such businesses in all material respects;

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the absence of pending or to the Company’s knowledge threatened litigation or outstanding judgments;

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the absence of any undisclosed liabilities;

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employee benefits matters;

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labor matters;

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compliance with laws and possession of licenses;

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certain material contracts;

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takeover laws;

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environmental matters;

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tax matters;

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intellectual property matters;

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data privacy matters;

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insurance policies and coverage;

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real property matters;

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the absence of affiliate transactions since January 1, 2022;

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the absence of broker’s and finder’s fees in connection with the Transactions; and

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the opinion from the Company’s financial advisor.

Material Adverse Effect
Some of the Company’s representations and warranties are qualified by the concept of a “material adverse effect.” Under the terms of the Merger Agreement, a “Company Material Adverse Effect” on the Company means any change, event, development, circumstance or effect that, individually or taken together with any other change, event development, circumstance or effect, has or would reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise), properties, liabilities, operations or results of operations of the Company and its subsidiaries, taken as a whole; provided, that none of the following will be deemed, either alone or in combination, to constitute, and there will not be taken into account in determining whether there has been a Company Material Adverse Effect any adverse change, event, development, circumstance or effect to the extent arising from or attributable or relating to:
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changes in, or events generally affecting, the U.S. or global financial, securities or capital markets;

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general economic or political conditions in the United States or any foreign jurisdiction in which the Company or any of its subsidiaries operate, including any changes in currency exchange rates, interest rates, monetary policy, inflation or commodity prices;

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changes in, or events generally affecting, the industries in which the Company or any of its subsidiaries operate;

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any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, fires, volcanic eruptions, epidemics, pandemics or disease outbreak (including COVID-19) or any acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war or any escalation or worsening thereof;

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any failure, in and of itself, by the Company or any of its subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period;

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a decline in the price of the Shares, or a change in the trading volume of the Shares, on NYSE, provided that the exceptions in this bullet and the one above will not prevent or otherwise affect a determination that any change, event, effect, circumstance or development underlying such failure or decline or change (if not otherwise falling within any of the exclusions in the other bullets of this section) has resulted in, or contributed to, a Company Material Adverse Effect;

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changes in law;

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changes in GAAP (or authoritative interpretation thereof);

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the taking of any specific action expressly required by the Merger Agreement or taken with Parent’s written consent or the failure to take any specific action expressly prohibited by the Merger Agreement and as for which Parent declined to consent;

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the announcement or pendency of the Merger Agreement and the Merger, including the specific impact thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom the Company has a relationship or employees (including any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees caused by the specific impact thereof) other than, in each case, for purposes of certain representations or warranties;

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cybersecurity attacks;

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any computer hacking, data breaches, ransomware, cybercrime or cyberterrorism effecting or impacting or outage of any termination by a web-hosting platform or data center provider providing services to the Company or any of its subsidiaries or their respective businesses;

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any litigation brought by stockholders of the Company alleging breach of fiduciary duty or inadequate disclosure in connection with the Merger Agreement or any of the Transactions or any demand or proceeding for appraisal or the fair value of the Shares in connection with the Transactions (it being understood that this exception will apply to the effects arising out of or relating to the bringing of such litigation and not those arising out of or resulting from an actual breach (or other claim) that is the subject thereof);

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the departure or threatened departure of, or adverse change or threatened adverse change in, the relationship of the Company or any of its subsidiaries with its employees;

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the availability or cost of equity, debt or other financing to Parent, Merger Sub or the Surviving Corporation;

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supply chain disruptions; or

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Parent or Merger Sub’s breach of the Merger Agreement or the Investors’ breach of the Equity Commitment Letter.

However, notwithstanding the foregoing, the changes, effects, circumstances or developments set forth in bullets one, two, three, four, seven, eight, eleven, twelve and sixteen will be taken into account in determining whether a “Company Material Adverse Effect” has occurred to the extent such changes, effects, circumstances or developments have a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, effects, circumstances or developments will be taken into account in determining whether a “Company Material Adverse Effect” has occurred.
Representations and Warranties of Parent and Merger Sub
Parent and Merger Sub made customary representations and warranties to the Company in the Merger Agreement, including representations and warranties relating to the following:
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the organization, good standing and qualification to do business of Parent and Merger Sub;

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Parent’s ownership of Merger Sub’s capital stock and Merger Sub’s lack of operating activities and assets and liabilities other than those incident to its formation and pursuant to the Merger Agreement and the Transactions, including the Merger;

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each of Parent’s and Merger Sub’s authority to enter into, and consummate the Transactions;

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the governmental and regulatory approvals required to complete the Merger, and the absence of conflicts with, or violations of, laws, organizational documents or contracts to which Parent or Merger Sub is a party, in each case as a result of Parent’s and Merger Sub’s execution or delivery of the Merger Agreement or the performance by Parent and Merger Sub of their respective covenants under the Merger Agreement, or the consummation by Parent and Merger Sub of the Transactions;

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the absence of pending or to Parent’s knowledge threatened litigation or outstanding judgments;

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the absence of broker’s and finder’s fees in connection with the Transactions;

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the financial ability of Parent to consummate the Merger, the Equity Commitment Letter and the Debt Commitment Letter (collectively, the “Commitment Letters”); and

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the solvency of the Surviving Corporation immediately after giving effect to the Transactions.

Covenants Regarding Conduct of Business by the Company Prior to Merger
Under the Merger Agreement, the Company agreed as to itself and its subsidiaries that, from and after the execution of the Merger Agreement and prior to the earlier of (a) the Effective Time or (b) the valid termination of the Merger Agreement, except (i) as required by applicable law, (ii) as Parent otherwise approves in writing (such approval not to be unreasonably withheld, conditioned or delayed), (iii) as expressly set forth in the Company Disclosure Letter, or (iv) as expressly provided for in the Merger Agreement, the Company will use its commercially reasonable efforts to conduct its business and the business of its subsidiaries in the ordinary course of business consistent with past practice in all material respects, and, in addition, the Company will not and will not permit any of its subsidiaries to:
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(i) amend its certificate of incorporation or bylaws (or comparable governing documents), other than amendments to the governing documents of any wholly owned subsidiary of the Company that would not (A) prevent, delay or impair the Merger or the other Transactions or (B) otherwise be material to the Company and its subsidiaries taken as a whole, (ii) split, combine, subdivide, recapitalize or reclassify its outstanding shares of capital stock (except for any such transaction by a wholly owned subsidiary of the Company which remains a wholly owned subsidiary after consummation of such transaction and that would not prevent, delay or impair the Merger or the other Transactions or otherwise be material to the Company and its Subsidiaries taken as a whole), (iii) declare, set aside, accrue, authorize or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any shares of its capital stock (except for any dividends or distributions paid by a direct or indirect wholly owned subsidiary of the Company to another direct or indirect wholly owned subsidiary of the Company or to the Company) or (iv) purchase, repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than (1) pursuant to the exercise of Company Options or the forfeiture of, or withholding of taxes with respect to, Company Options, Company Restricted Stock, or Company RSUs or (2) purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned subsidiary of the Company by the Company or any other wholly owned subsidiary of the Company);
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merge or consolidate with any other person, or restructure, reorganize or completely or partially liquidate (other than mergers among, or the restructuring, reorganization or liquidation of any wholly owned subsidiaries of the Company in the ordinary course of business that would not prevent, delay or impair the Merger or the other Transactions), or create any non-wholly owned subsidiary of the Company;

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except as required by applicable law, or as required by contract, (i) materially increase the cash compensation payable to any director, officer, employee, consultant or individual independent contractor of the Company or any of its subsidiaries, in each case, other than in the ordinary course of business consistent with past practice (provided, that any increase in cash compensation made outside of the ordinary course of business shall only be made following consultation with Parent), (ii) materially increase the material fringe or other material benefits, or pay any bonus other than in the ordinary course, payable to any director, officer, employee, consultant or individual independent contractor of the Company or any of its subsidiaries with annual base cash compensation in excess of $300,000 per year (provided, that any increase in fringe or other benefits outside of the ordinary course of business shall only be made following consultation with Parent), (iii) grant any increase in change in control, retention, severance or termination pay with respect to any director, officer, employee, consultant or individual independent contractor of the Company or any of its subsidiaries, (iv) establish, adopt, enter into, terminate or materially amend, or take any action to accelerate the vesting, payment or funding of any compensation, or benefits under, any material Company benefit plan, (v) enter into any employment, consulting, or termination agreement with any director, officer, employee, consultant or individual independent contractor of the Company or any of its subsidiaries whose annual base cash compensation exceeds $300,000 or (vi) enter into any change in control, retention or similar agreement with any director, officer, employee, consultant or individual independent contractor of the Company or any of its subsidiaries;

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incur any indebtedness, guarantee, endorse, assume or otherwise become liable or responsible for any indebtedness of another person or issue any rights to acquire any indebtedness, except (i) in the ordinary course of business, borrowings under the Company’s revolving credit facility as in effect as of the date of the Merger Agreement, including pursuant to the Company’s Existing Credit Agreement or as contemplated in the Company Notes not in excess of $150,000,000, (ii) in replacement of existing indebtedness which has matured or is scheduled to mature, in each case after the date of the Merger Agreement, on then prevailing market terms or on terms substantially consistent with or more beneficial to the Company and its subsidiaries, taken as a whole, than the indebtedness being replaced, (iii) inter-company indebtedness among the Company and its wholly owned subsidiaries in the ordinary course of business consistent with past practice, (iv) (A) to the extent not drawn upon and payments are not triggered thereby, letters of credit, bank guarantees, security or performance bonds or similar credit support instruments and (B) overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business consistent with past practice or (v) hedging in compliance with the hedging strategy of the Company as of the date of the Merger Agreement in the ordinary course of business consistent with past practice and not for speculative purposes;

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make or commit to any capital expenditures other than in the ordinary course of business consistent with past practice and which do not exceed, in the aggregate, for the period between the date of the Merger Agreement and the Closing Date, 110% of the capital expenditures provided for in the budget for fiscal year 2025 provided to Parent prior to the execution of the Merger Agreement;

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other than sales of inventory in the ordinary course of business consistent with past practice, transfer, lease, license, sell, assign, mortgage, pledge, place a lien upon or otherwise dispose of any properties or assets (including capital stock of any of its subsidiaries but not including any intellectual property), with a fair market value in excess of $5,000,000 individually or $15,000,000 in the aggregate (other than transactions among the Company and its wholly owned subsidiaries);

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issue, deliver, sell, grant, transfer, or encumber, or authorize the issuance, delivery, sale, grant, transfer or encumbrance of, any shares of its capital stock or other equity or voting interests or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any shares of its capital stock or other equity or voting interests, including Shares (including, for the avoidance of doubt, any restricted stock units or performance restricted stock units as contemplated under the Company Stock Plan), except (i) for any Shares issued pursuant to Company Options and Company RSUs outstanding on the date of the Merger Agreement in accordance with the existing terms of such awards (as modified by the Merger Agreement) and the Company Stock Plan that are outstanding on the date of the Merger Agreement; provided, however, that, if the Company has the right to settle any company plan or employee benefit agreement, trust, plan, fund or other agreement (including with respect to any Company Option or Company RSU) in cash, the Company shall not settle such Company benefit plan or employee benefit agreement, trust, plan, fund or other agreement in Company equity securities instead of cash and (ii) by wholly owned subsidiaries to the Company or to any other wholly owned subsidiary of the Company;

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other than in the ordinary course of business, spend or commit to spend in excess of $5,000,000 individually or $15,000,000 in the aggregate to acquire any assets or other property, whether by merger, consolidation, purchase of property or assets or otherwise (valuing any non-cash consideration at its fair market value as of the date of the agreement for such acquisition);

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acquire or agree to acquire (whether by merger, consolidation, purchase of property or assets or otherwise) any third person or business or any material equity interest in such person, or enter into any material joint venture, legal partnership or similar arrangement with any third person;

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acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property;

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make any material change with respect to its financial accounting policies or procedures, except as required by changes in GAAP (or any interpretation thereof) or by applicable law;

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abandon any material existing line of business or enter into any new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business as of the date of the Merger Agreement;

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other than in the ordinary course of business consistent with past practice, make any loans, advances or capital contributions to, or investments in, any person (other than loans, advances or capital contributions to the Company or any direct or indirect wholly owned subsidiary of the Company);

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(i) amend or modify in any material respect (and in a manner adverse to the Company and its subsidiaries) or terminate (excluding terminations upon expiration of the term thereof in accordance with the terms thereof) certain material contracts or waive, release or assign any material rights, claims or benefits under certain material contracts or (ii) enter into certain material contracts unless it is on terms substantially consistent with, or on terms more favorable to the Company or its subsidiaries (and to Parent and its subsidiaries following the Closing) than, either a contract it is replacing or a form of such material contract made available to Parent prior to the date of the Merger Agreement; provided that the foregoing will not prohibit or restrict the ability of the Company or its subsidiaries to take any action described in this bullet in the ordinary course of business consistent with past practice with respect to contracts or material contracts; provided, further that for the avoidance of doubt, this bullet will not prohibit or restrict any employee benefit plan (including any employment agreement);

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settle any action, suit, case, litigation, claim, hearing, arbitration, investigation or other proceedings before or threatened to be brought before a governmental entity, other than settlements if the amount of any such settlement is not in excess of $2,500,000 individually or $5,000,000 in the aggregate, in each case in excess of amounts available under the Company’s applicable insurance policy, provided that such settlements do not involve any non-de minimis injunctive or equitable relief or impose non-de minimis restrictions on the business activities of the Company and its subsidiaries or Parent and its subsidiaries;

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other than with respect to transactions between or among the Company and its wholly owned subsidiaries, (i) make or change any material tax election or make any material change to any annual tax accounting period; (ii) settle or compromise any material tax claim or assessment; (iii) consent to any extension or waiver of any limitation period with respect to any material tax claim or assessment; (iv) initiate or enter into any closing, voluntary disclosure or similar agreement relating to taxes; (v) surrender any right to claim a material refund of taxes or a material offset or other material reduction in liability for taxes; or (vi) request any ruling or similar guidance with respect to material taxes;

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(i) sell, assign, transfer, lease, license, encumber, abandon or permit to lapse any material intellectual property owned or purported to be owned by the Company or any of its subsidiaries the book value of which is in excess of $5,000,000 in the aggregate (except for licenses granted in the ordinary course of business), or (ii) disclose material trade secrets of the Company or any of its subsidiaries to a third party (other than in the ordinary course of business to a third party bound by confidentiality obligations);

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enter into any affiliate transaction;

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effectuate a “plant closing” or “mass layoff” (each as defined in the United States Worker Adjustment and Retraining Notification Act) affecting in whole or in part any site of employment, facility, operating unit or employee;

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enter into any collective bargaining agreement or other contract with a labor union or other labor organization with respect to any employee of the Company or any of its subsidiaries or recognize any union or other labor organization as the bargaining representative for any employee of the Company or any of its subsidiaries or establish any trade union or other employee representative body;

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adopt or implement any stockholder rights plan or similar arrangement; or

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agree, resolve or commit to do any of the foregoing.

Acquisition Proposals
Go-Shop; No Solicitation or Negotiation
During the Go-Shop Period, the Company and its affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) had the right to, directly or indirectly:
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solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal, including by granting a limited waiver, amendment or release under any pre-existing “standstill” or other similar provision solely to the extent necessary to allow for an acquisition proposal or amendment to an acquisition proposal to be made by such person to the Company or the Board on a confidential basis;

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participate in any discussions or negotiations with any person regarding any acquisition proposal; or

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subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement (as defined below), provide any non-public information concerning the Company or any of its subsidiaries to any person in connection with any acquisition proposal; provided, however, that the Company will promptly (and in any event within twenty-four (24) hours) provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its subsidiaries that is provided to any such person or its representatives that was not previously provided to Parent or its representatives.
From the execution date of the Merger Agreement until the termination of the Go-Shop Period, the Company was obligated to notify Parent in writing as promptly as reasonably practicable (and in any event within twenty-four (24) hours) of any acquisition proposal received by the Company, its subsidiaries or any of their respective Representatives (which notice was required to include (x) the identity of the person (or group of persons) making such acquisition proposal, (y) copies of drafts of proposed agreements, term sheets, letters of intent or any other written terms or proposals related thereto provided to the Company or any of its Representatives and (z) a written summary of the material terms and conditions of any acquisition proposal not made in writing).
Subject to certain exceptions described below or as related to any Excluded Party, from the termination of the Go-Shop Period until the earlier to occur of the Effective Time and the valid termination of the Merger Agreement, the Company will not, and will cause its subsidiaries and its and their respective directors, officers and employees to and direct its and their and other respective Representatives not to, directly or indirectly:
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solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an acquisition proposal;

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participate in any discussions or negotiations with any person regarding any acquisition proposal; or

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provide any non-public information concerning the Company or any of its subsidiaries to any person in connection with any acquisition proposal.

Except as related to any Excluded Party, from the termination of the Go-Shop Period until the earlier to occur of the Effective Time and the valid termination of the Merger Agreement, the Company will, and will cause its subsidiaries and its and their respective directors, officers and employees to and direct its and their and other Representatives to:
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immediately cease and cause to be terminated any discussions and negotiations with any person (other than Parent, Merger Sub and their respective representatives) conducted prior and up to the termination of the Go-Shop Period with respect to any acquisition proposal, or proposal that could reasonably be expected to lead to an acquisition proposal, and cease providing any information to any such person or its representatives;

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with respect to any person with whom such discussions or negotiations have been terminated, promptly (and in any event within forty-eight (48) hours) request that such person and its representatives return or destroy, in accordance with the terms of the applicable confidentiality agreement, any information furnished by or on behalf of the Company and take all necessary action to secure its rights and ensure the performance of any such person’s obligations under any applicable confidentiality agreement, (3) promptly (and in any event within forty-eight (48) hours) terminate all access granted to any person and its representatives to any physical or electronic data rooms relating (or other diligence access) and (4) not terminate, waive, amend or modify any provision of any existing confidentiality or standstill agreement with respect to a potential acquisition proposal; provided that the foregoing will not restrict the Company from permitting a person to request the waiver of a “standstill” or similar obligation or from granting such a waiver, in each case, to the extent the Board determines in good faith that, after consultation with its outside legal counsel, the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law.

Fiduciary Exception to No Solicitation Provision
Notwithstanding anything to the contrary in the non-solicitation provisions of the Merger Agreement described above, until the adoption of the Merger Agreement by the Company’s stockholders, the Company may, in response to an unsolicited, bona fide written acquisition proposal (i) provide access to non-public information regarding the Company or any of its subsidiaries to the person who made such acquisition proposal; provided that such information has previously been made available to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such person and that, prior to furnishing any such non-public information, there is a customary confidentiality agreement with the Company that is either (a) in effect as of the execution and delivery of the Merger Agreement or (b) executed, delivered and effective after the execution and delivery of the Merger Agreement, in either case, containing provisions that require any counterparty thereto (and any of its affiliates and representatives named therein) that receives non-public information of or with respect to the Company and its subsidiaries to keep such information confidential; provided, that, in each case, the provisions contained in the executed confidentiality agreement are no less restrictive in any material respect on such person as the terms of the confidentiality agreement between the Company and Clearlake Capital Group, L.P. (an “Acceptable Confidentiality Agreement”) and (ii) engage or participate in any discussions or negotiations with any such person regarding such acquisition proposal if, and only if, prior to taking any action described in clause (i) or (ii) above, (1) the Board determines in good faith, after consultation with outside legal counsel, that (A) based on the information then available and after consultation with a financial advisor of nationally recognized reputation, such acquisition proposal either constitutes a superior proposal or would reasonably be expected to lead to a superior proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law and (2) with respect to clause (ii), the Company provides written notice to Parent at least twenty-four (24) hours prior to first engaging or participating in any discussions or negotiations with any such person regarding such acquisition proposal.
The Merger Agreement provides that, following termination of the Go-Shop Period until the earlier to occur of the Effective Time and the valid termination of the Merger Agreement, the Company will promptly (and, in any event, within twenty-four (24) hours) notify Parent if (i) any written or other bona fide inquiries, proposals or offers with respect to an acquisition proposal or that could reasonably be expected to lead to an acquisition proposal are received by the Company, (ii) any non-public information is requested in connection with any written or other bona fide inquiries, proposals or offers with respect to an acquisition proposal or that could reasonably be expected to lead to an acquisition proposal from the Company or (iii) any discussions or negotiation with respect to an acquisition proposal or that could reasonably be expected to lead to an acquisition proposal are sought to be initiated or continued with the Company, indicating, in connection with such notice, the name of such person and the material terms and conditions of any proposals or offers (including any amendment thereto) and thereafter will keep Parent reasonably informed, on a reasonably current basis, of the status and terms of any such proposals or offers and the status of any such discussions or negotiations (including delivery to Parent within twenty-four (24) hours of copies of all written communications delivered by or on behalf of such person in connection with such proposal or offer).
No Change in Recommendation or Alternative Acquisition Agreement
The Merger Agreement provides that, except as described below, the Board (or any committee thereof) will not (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the recommendation of the Board to the Company’s stockholders to adopt the Merger Agreement or approve, recommend or otherwise declare advisable any acquisition proposal, (ii) fail to include the recommendation of the Board to the Company’s stockholders to adopt the Merger Agreement in this proxy statement, (iii) fail to recommend against any acquisition proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act, (iv) approve or recommend, or publicly propose to enter into an Alternative Acquisition Agreement (as defined below) (each of the foregoing clauses (i) – (iv), a “Change in Recommendation”) or (v) cause or permit the Company or any of its subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (other than an Acceptable Confidentiality Agreement) (an “Alternative Acquisition Agreement”) relating to any acquisition proposal.
Superior Proposal Exception to Change in Recommendation Provision or Entry into an Alternative Acquisition Agreement
Following receipt of a bona fide written acquisition proposal by the Company after the date of the Merger Agreement that the Board determines in good faith, after consultation with its outside legal counsel and financial advisor, constitutes a superior proposal, the Board may, at any time prior to the adoption of the Merger Agreement by the Company’s stockholders, make a Change in Recommendation or terminate the Merger Agreement in accordance with its termination provisions in order to enter into the Alternative Acquisition Agreement with respect to such superior proposal, or authorize, resolve, agree or propose publicly to take any such action, if all of the following conditions are met:
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the Company has (i) provided to Parent three (3) business days’ prior written notice, which will state expressly (a) that it has received a written acquisition proposal that constitutes a superior proposal, (b) the material terms and conditions of the acquisition proposal (including the consideration offered therein and the identity of the person or group making the acquisition proposal) and will have contemporaneously provided an unredacted copy of the Alternative Acquisition Agreement and all other documents (other than immaterial documents) related to the superior proposal (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such superior proposal will require a new notice and an additional two (2) business day period) and (c) that, subject to the next bullet, the Board has determined to make a Change in Recommendation or to terminate the Merger Agreement in order to enter into the Alternative Acquisition Agreement, as applicable and (ii) prior to making such a Change in Recommendation or terminating the Merger Agreement, as applicable, engaged in good faith with Parent (to the extent Parent wishes to engage and does so engage) during such notice period, which may be on a non-exclusive basis, to consider any adjustments committed to in writing by Parent to the terms and conditions of the Merger Agreement such that the Alternative Acquisition Agreement ceases to constitute a superior proposal; and

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the Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel, that, in light of such superior proposal and taking into account any revised terms committed to in writing by Parent, such superior proposal continues to constitute a superior proposal and that the failure to make such Change in Recommendation or to so terminate the Merger Agreement, as applicable, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable law.

Intervening Event Exception to Change in Recommendation Provision
Notwithstanding anything to the contrary set forth in the provisions restricting Changes in Recommendation or the Company entering into Alternative Acquisition Agreements in the Merger Agreement, upon the occurrence of any Intervening Event, the Board may, at any time prior to the adoption of the Merger Agreement by the Company’s stockholders, make a Change in Recommendation, if all of the following conditions are met:
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the Company has (i) provided to Parent three (3) business days’ prior written notice, which will (a) set forth in reasonable detail information describing the Intervening Event and the rationale for the Change in Recommendation and (b) state expressly that, subject to the next bullet, the Board has determined to make a Change in Recommendation and (ii) prior to making such a Change in Recommendation, engaged in good faith with Parent (to the extent Parent wishes to engage and does so engage) during such notice period to consider any adjustments proposed in writing by Parent to the terms and conditions of the Merger Agreement such that the failure of the Board to make a Change in Recommendation in response to the Intervening Event in accordance with the next bullet would no longer reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law; and

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the Board will have determined in good faith, after consultation with its outside legal counsel, that in light of such Intervening Event and taking into account any revised terms committed to in writing by Parent, the failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable law.

Obligations with Respect to this Proxy Statement and the Special Meeting
As promptly as practicable, and in any event within thirty-five (35) days after the date of the Merger Agreement, the Company was required to prepare and file this proxy statement in preliminary form. The Company and Parent were also each required to use their reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the proxy statement by the SEC. The Company was required to cause the definitive proxy statement to be mailed as promptly as possible after the earlier of (i) the date the staff of the SEC advises that it has no further comments thereon or that the Company may commence mailing the proxy statement and (ii) expiration of the ten (10)-day waiting period contemplated by Rule 14a-6(a) under the Exchange Act.
The Company is required, as promptly as reasonably practicable in accordance with applicable law and the Company’s certificate of incorporation and bylaws, to establish a record date for, duly call and give notice of, and use its reasonable best efforts to convene a meeting of the holders of Shares to consider and vote upon the adoption of the Merger Agreement.
Efforts to Complete the Merger
The Company and Parent will, subject to the exceptions to the non-solicitation provisions of the Merger Agreement described above, cooperate with each other and use, and will cause their respective subsidiaries and controlled affiliates to use, their respective reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under the Merger Agreement and applicable laws to consummate and make effective the Transactions as expeditiously as possible, and in no event later than December 23, 2025 (the “Termination Date”) including (i) preparing and filing all documentation to effect all necessary notices, reports, information and other filings (and in any event, by filing within twenty (20) business days after the date of the Merger Agreement the notifications, filings and other information required to be filed under the HSR Act, and as promptly as practicable after the date of the Merger Agreement the other notifications, filings and other information required to be filed under any other laws relating to foreign investment and in relation to approval from the UK Financial Conduct Authority with respect to the Transactions) and to obtain as expeditiously as possible all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any governmental entity in order to consummate the Merger or any of the other Transactions, (ii) satisfying the conditions to consummating the Merger, (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the Merger Agreement or the consummation of the Merger, (iv) obtaining (and cooperating with each other in obtaining) any consent, approval of, waiver or any exemption by, any non-governmental third party, in each case, to the extent necessary, proper or advisable in connection with the Merger and (v) executing and delivering any reasonable additional instruments necessary to consummate the Transactions and to fully carry out the purposes of the Merger Agreement.
Subject to the following paragraph, in the event that the Company and Parent receive a request for information or documentary material pursuant to the HSR Act, any other antitrust laws or laws relating to foreign investment or in relation to approval from the UK Financial Conduct Authority, including a request for additional information and documentary material, unless otherwise agreed to by Parent and the Company in writing, the Company and Parent will use their reasonable best efforts to submit an appropriate response to, and to certify compliance with, such request as promptly as practicable, and counsel for both parties will closely cooperate during the entirety of any such request review process. None of the parties, including their respective subsidiaries and controlled affiliates, will take, cause or permit to be taken, or omit to take, any action which such party reasonably expects to materially delay or prevent consummation of the contemplated Transactions, unless otherwise agreed to by the parties.
In furtherance of the foregoing, from the date of the Merger Agreement until the Effective Time, Parent will not, directly or indirectly (but subject in all respects to the immediately preceding sentence) acquire or agree to acquire by merger or consolidation with, or by purchasing the assets of or equity in, any person, if the entering into of a definitive agreement relating to or the consummation of such a transaction would reasonably be expected to prevent or delay past the Termination Date (as defined below) the satisfaction of the governmental consent condition to the Closing. Neither the Company nor Parent, without each other party’s prior written consent, will (i) withdraw or refile any filing made under the HSR Act or any other antitrust laws or laws relating to foreign investment, (ii) enter into any timing, settlement or similar agreement, or otherwise agree or commit to any arrangement, that would have the effect of extending, suspending, lengthening or otherwise tolling the expiration or termination of the waiting period applicable to the contemplated Transactions under the HSR Act or any other antitrust laws or laws relating to foreign investment or (iii) enter into any timing or similar agreement, or otherwise agree or commit to any arrangement, that would bind or commit the parties not to consummate the contemplated Transactions (or that would otherwise prevent or prohibit the parties from consummating the contemplated Transactions).
Parent and the Company will cooperate with respect to the antitrust laws and laws relating to foreign investment and will have joint decision making authority with respect to the appropriate course of action with respect to obtaining the consents, approvals, permits, waiting period expirations or authorizations of any governmental entity required to consummate the Merger prior to the Termination Date. No party to the Merger Agreement or its counsel will independently participate in any substantive call or meeting relating to the antitrust laws or laws relating to foreign investment with any governmental entity in respect of such filings, investigation, or other inquiry without first giving the other party or its counsel prior notice of such call or meeting and, to the extent permitted by such governmental entity, the opportunity to attend and participate. In furtherance of the foregoing and to the extent permitted by applicable law:
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each party will notify the other, as far in advance as practicable, of any filing or material or substantive communication or inquiry it or any of its subsidiaries intends to make with any governmental entity relating to the Transactions;

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prior to submitting any such filing, excluding a Notification and Report Form filed pursuant to the HSR Act, or making any such communication or inquiry, such party will provide the other party and its counsel a reasonable opportunity to review, and will consider in good faith the comments of the other party in connection with, any such filing, communication or inquiry;

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promptly following the submission of such filing or making such communication or inquiry, provide the other party with a copy of any such filing or, if in written form, communication or inquiry, or a summary of any oral communication; and

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consult with the other party in connection with any inquiry, hearing, investigation or litigation by, or negotiations with, any governmental entity relating to the Merger, including the scheduling of, and strategic planning for, any meetings with any governmental entity relating thereto.

Parent, including its subsidiaries and controlled affiliates, will use its reasonable best efforts to resolve such objections, if any, as may be asserted by any governmental entity in connection with the HSR Act, any other applicable antitrust laws or laws relating to foreign investment with respect to the Transactions and to avoid the entry of, or effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order in any suit or proceeding, that would otherwise have the effect of preventing the consummation of the Transactions.
If any administrative or judicial proceeding, including any such proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger or any other of the Transactions as violative of any antitrust law or laws relating to foreign investment, Parent will use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the Merger.
Access to Information
Upon reasonable advance notice (and in any event not less than twenty-four (24) hours’ notice), and except as may otherwise be required by applicable law, (i) the Company will, and will cause its subsidiaries and its and its subsidiaries’ directors, officers and employees to, and will direct its and their other Representatives to, afford Parent and its representatives reasonable access, during normal business hours during the period prior to the Effective Time, to the Company’s and its subsidiaries’ properties, assets, books and records and (ii) during such period, the Company will, and will cause its subsidiaries to, furnish promptly to Parent all information concerning its or any of its subsidiaries’ capital stock, business and personnel as may reasonably be requested by Parent in connection with the Merger and the Transactions, including for purposes of integration planning; provided, that no investigation will affect or be deemed to modify any representation or warranty made by the Company; and provided further, that the foregoing will not require the Company to permit any invasive environmental sampling or any inspection or to disclose any information, to the extent that (a) in the reasonable good faith judgment of the Company, any applicable law requires the Company or its subsidiaries to restrict or prohibit access to any such information or disclosure thereof would expose the Company to an unreasonable risk of liability for disclosure of sensitive or personal information, (b) in the reasonable good faith judgment of the Company, the information is subject to confidentiality obligations to a third party or its disclosure would violate the terms of any confidentiality agreement or other contract that is binding on the Company or any of its subsidiaries, or (c) disclosure of any such information or document would result in the waiver or loss of attorney-client privilege, work product doctrine or any other legal privilege; provided further, that with respect to the foregoing clauses (a) through (c), the Company will use its commercially reasonable efforts to (1) obtain the required consent of any such third party to provide such disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the Company and (3) in the case of clauses (a) and (c), implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable law or jeopardizing such privilege. Any investigation pursuant to the forgoing right of access will be conducted in such a manner as not to interfere unreasonably with the conduct of the business of the Company. All requests for information made pursuant to the foregoing right of access will be directed to an executive officer of the Company or such person as may be designated by any such executive officer.
Director and Officer Indemnification and Insurance
The Merger Agreement provides that from and after the Effective Time, Parent will and will cause the Surviving Corporation to, indemnify, defend and hold harmless each present and former director and officer of the Company or any of its subsidiaries, determined as of the Effective Time (the “Indemnified Parties”) against any and all costs (including settlement costs) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including the Merger Agreement and the Transactions)), arising out of or based on, in whole or in part, the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another person prior to the Effective Time, in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under the laws of the State of Delaware, any applicable indemnification agreement to which such person is a party, the Company’s certificate of incorporation or bylaws in effect on the date of the Merger Agreement to indemnify such person (and Parent and the Surviving Corporation will also advance expenses as incurred to the fullest extent permitted under applicable law; provided that the person to whom expenses are advanced will provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such person is not entitled to indemnification). Parent will, and will cause the Surviving Corporation to, ensure that the organizational documents of the Surviving Corporation and its subsidiaries, will, for a period of six (6) years from and after the Effective Time, contain provisions no less favorable, in the aggregate, with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of the Company and its subsidiaries than are presently set forth in the Company’s certificate of incorporation and bylaws (or equivalent organizational and governing documents of any subsidiary). The right of indemnification of an Indemnified Party pursuant to the Merger Agreement will not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such Indemnified Party.
Prior to the Effective Time, the Company will and, if the Company is unable to, Parent will cause the Surviving Corporation as of the Effective Time to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the Effective Time from an insurance carrier with the same or better rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable, in the aggregate, as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with the Merger Agreement or the Transactions); provided, however that in no event will the Company be required to expend for such policies an annual premium in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance. If the Company for any reason fails to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation will, and Parent will cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date of the Merger Agreement with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of the Merger Agreement, or the Surviving Corporation will, and Parent will cause the Surviving Corporation to, purchase comparable D&O Insurance for such six (6)-year period with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of the Merger Agreement; provided, however that in no event will the Company expend, or Parent or the Surviving Corporation be required to expend for such policies, an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance; and, provided further, that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount.
Employee Benefits
Parent has agreed that each employee of the Company or its subsidiaries who continues to remain employed with the Company or its subsidiaries following the Closing (a “Continuing Employee”) will, during the period commencing at the Effective Time and ending on the first anniversary of the Effective Time (the “Continuation Period”), be provided with (i) a base salary or base wage that is no less favorable than the base salary or base wage provided to such Continuing Employee by the Company and its subsidiaries immediately prior to the Effective Time, (ii) target annual cash bonus opportunities, that are no less favorable than the target annual cash bonus opportunities provided to such Continuing Employee by the Company and its subsidiaries immediately prior to the Effective Time and (iii) employee benefits (excluding equity or equity-based incentive compensation, deferred compensation and long term incentive compensation) that are substantially comparable in the aggregate to those provided by the Company and its subsidiaries to such Continuing Employees as of immediately prior to the Effective Time. Additionally, Parent has agreed that each Continuing Employee will, during the period commencing at the Effective Time and ending on the first anniversary of the Effective Time, be provided with severance benefits that are no less favorable than the severance benefits provided by the Company and its subsidiaries to such Continuing Employee immediately prior to the Effective Time. Parent will and will cause the Surviving Corporation to honor and assume all obligations under employment agreements and severance plans listed on the Company Disclosure Letter with their terms as in effect immediately prior to the Effective Time, subject to the terms of such agreements and plans.
Parent will or will cause the Surviving Corporation to provide that no pre-existing conditions, exclusions or waiting periods will apply to Continuing Employees under the benefit plans provided for those employees immediately following the Effective Time except to the extent such condition or exclusion was applicable to an individual Continuing Employee prior to the Effective Time. With respect to the plan year during which the Effective Time occurs, Parent will provide each Continuing Employee with credit for deductibles and out-of-pocket requirements paid prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements under any Parent plan in which such Continuing Employee is eligible to participate following the Closing Date, except in the case of Continuing Employees located outside of the United States, where prohibited by applicable law.
From and after the Closing Date, Parent will or will cause the Surviving Corporation to, provide credit to Continuing Employees for their service recognized by the Company and its subsidiaries as of the Effective Time for purposes of eligibility, vesting, continuous service, determination of service awards, vacation, paid time off, and severance entitlements to the same extent and for the same purposes as such service was credited under the Company employee benefit plans, provided that such service will not be recognized to the extent that such recognition (i) would result in a duplication of benefits or (ii) with respect to Continuing Employees outside the United States, where prohibited by applicable law.
The employee benefits provisions of the Merger Agreement described in this section will not be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective subsidiaries to terminate any Continuing Employee for any reason; (ii) require Parent, the Surviving Corporation or any of their respective subsidiaries to continue any Company employee benefit plan or prevent the amendment, modification or termination thereof after the Effective Time; (iii) create any third party beneficiary rights in any person; or (iv) establish, amend or modify any benefit plan, program, agreement or arrangement.
Financing Cooperation
Parent or Merger Sub, as applicable, will use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable to obtain financing for the purpose of consummating the Transactions, including the Merger, including to:
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negotiate definitive financing agreements with respect to the financing (the “Definitive Financing Agreements”) on terms and conditions no less favorable to Parent, Merger Sub, the Company or any of the holders of Shares, as applicable, (whether by making any such conditions or other contingencies less likely to be satisfied on a timely basis or otherwise) than those contained in the applicable Commitment Letters (including any “market flex” and “securities demand” terms and conditions) or impose any new or additional condition or other contingency relating to the receipt of funding of the financing;

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enter into Definitive Financing Agreements with respect thereto and, upon the satisfaction or waiver of the conditions set forth in the Merger Agreement (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), consummate the financing at or prior to the Closing;

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satisfy on a timely basis all covenants and conditions applicable to Parent in the Commitment Letters;

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maintain in effect the Commitment Letters until the funding of the applicable financing thereunder; and

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if the conditions under the Commitment Letters are satisfied, cause the financing to be funded in full on or prior to the date the Closing is required to occur.

Parent has agreed to keep the Company fully informed in writing on a current basis in reasonable detail with respect to the status of the financing. Without limiting the generality of the foregoing, Parent and Merger Sub have agreed to give the Company prompt notice of (i) any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any breach or default) on the part of any party to any Commitment Letter of which Parent or Merger Sub becomes aware, (ii) the receipt by Parent or Merger Sub of any written notice or other written communication from any person with respect to any actual or potential breach, default or material dispute (for the avoidance of doubt, excluding ordinary course negotiations) by or involving any party under any Commitment Letter or Definitive Financing Agreement and (iii) any actual or purported withdrawal, modification, termination, rescission or repudiation of any Commitment Letter or Definitive Financing Agreement.
Subject to the terms and conditions of the Merger Agreement, including certain exceptions with respect to any Alternative Financing and amendments, modifications or supplements to add lenders, lead arrangers, bookrunners, syndication agents or similar entities as parties to the Debt Commitment Letter, neither Parent nor Merger Sub will agree to or permit any amendment or modification to be made to, or any waiver of any provision or remedy under, any Commitment Letter if such amendment, modification or waiver would or would reasonably be expected to (i) reduce the aggregate amount of financing (in each case, except as expressly permitted therein) to an amount less than the aggregate amount (after netting out applicable fees, expenses, original issue discount and similar premiums and charges provided under the Debt Commitment Letter, and assuming that all rights to flex the terms of the debt financing are exercised to their maximum extent) that will enable Parent to (a) consummate the Transactions on the terms contemplated by the Merger Agreement, including the payoff, satisfaction and discharge or defeasance by Parent of the Existing Credit Agreement, the Existing A/R Securitization Agreement (if such agreement is not amended), the Company Notes, the release of any guarantees relating thereto and the release of any liens or other security thereunder if so requested by Parent and (b) pay all related fees and expenses and undertake its other obligations at Closing upon the terms contemplated by the Merger Agreement (such aggregate amount, the “Required Amount”), taking into account any then available debt and equity financing; (ii) expand the conditions or other contingencies relating to the receipt or funding of the financing, amend or modify any of the conditions or other contingencies relating to the receipt or funding of the financing (whether by making any of such conditions or other contingencies less likely to be satisfied on a timely basis or otherwise) or impose new or additional conditions or other contingencies relating to the receipt or funding of the financing, in each case, in a manner that would reasonably be expected to (A) materially prevent or delay the Effective Time or the date on which the financing would be obtained or (B) make the timely funding of the financing less likely to occur; or (iii) adversely impact the ability of Parent or Merger Sub to enforce its rights under the Commitment Letters or Definitive Financing Agreements.
In the event that any portion of the debt financing becomes unavailable on the terms and conditions contemplated in the Commitment Letters, regardless of the reason therefor, Parent will use its reasonable best efforts to, or at the option of Parent, Parent or Merger Sub, may obtain alternative debt financing or preferred equity financing from the same or alternative sources (in an amount at least equal to the Required Amount (taking into account any then available debt and equity financing)) (the “Alternative Financing”). Parent will provide the Company with a copy of any new financing commitment letter with respect to any Alternative Financing (and any fee letter in connection therewith. Such Alternative Financing commitment letter will not include any conditions to the consummation of such Alternative Financing that are materially more onerous than the conditions set forth in the Amended and Restated Debt Commitment Letter delivered on April 11, 2025, provided that such Alternative Financing commitment letter may include a customary marketing period or any other conditions that are not reasonably likely to (i) materially prevent or delay the Effective Time or the date on which the financing would be obtained or (ii) make the timely funding of the financing less likely to occur. In the event Alternative Financing is obtained, (a) references in the Merger Agreement to the financing will also be deemed to refer to such Alternative Financing, (b) if one or more commitment letters or definitive financing agreements are entered into or proposed to be entered into in connection with such Alternative Financing, references in the Merger Agreement to the Commitment Letters and the Definitive Financing Agreements will also be deemed to refer to such commitment letters and definitive financing agreements relating to such Alternative Financing, (c) references in the Merger Agreement to the lenders shall include the debt financing sources providing financing pursuant to such Alternative Financing, and (d) all obligations of Parent and Merger Sub pursuant to the financing cooperation provisions in the Merger Agreement shall be applicable thereto to the same extent as Parent’s and Merger Sub’s obligations with respect to the financing.
Notwithstanding anything to the contrary contained in the Merger Agreement, in no event will the reasonable best efforts of Parent be deemed or construed to require, Parent to (i) seek the Equity Financing from any source other than those counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter or (ii) pay any fees or any interest rates applicable to the debt financing in excess in the aggregate of those contemplated by the Debt Commitment Letter (including the “market flex” provisions), or agree to any “market flex” term less favorable to Parent or Company than such corresponding “market flex” term contained in or contemplated by the Debt Commitment Letter as of the date of the Merger Agreement (in either case, whether to secure waiver of any conditions contained therein or otherwise). Notwithstanding the foregoing, compliance by Parent and Merger Sub with the foregoing paragraph will not relieve Parent or Merger Sub of their obligations to consummate the Merger or other Transactions whether or not the financing is available.
The Company has agreed to, and has agreed to cause its subsidiaries to, in each case, use reasonable best efforts to provide to Parent all cooperation reasonably requested by Parent and customarily provided to the borrowers or issuers in financings of the type contemplated by the Amended and Restated Debt Commitment Letter delivered on April 11, 2025, and at Parent’s sole expense, in connection with Parent’s arrangement and obtaining the debt financing, including:
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prior to and during the Marketing Period, at reasonable times and upon reasonable advance written notice, preparation for and participation in a reasonable number of meetings (in each case, which may be held by conference call), conference calls, road shows, presentations, due diligence sessions, drafting sessions and sessions with rating agencies and prospective lenders (including customary one-on-one meetings with the parties acting as lead arrangers or agents for, and prospective lenders of, any debt financing) or other reasonable and customary debt financing activities, in each case, by officers of customary seniority and expertise of the Company, in each case, at the time and locations to be mutually agreed;
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prior to and during the Marketing Period, cooperating with the marketing efforts of Parent and the lenders relating to the debt financing, including providing reasonable assistance with the preparation of materials for rating agency presentations, prospectuses, private placement memoranda, offering memoranda, information memoranda and packages (including, in each case, using reasonable best efforts to procure permission for the use of industry reports and data referenced therein), a confidential information memorandum and similar documents required in connection with the debt financing, including the marketing and syndication thereof (if applicable);

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as promptly as reasonably practicable, furnishing Parent with (i) the Required Financial Information and, (ii) such other pertinent and customary financial information with respect to the Company and its subsidiaries, as may be reasonably requested by Parent to the extent that such information is of the type and form customarily included in a bank information memoranda or an offering memorandum with respect to a private placement of high yield debt securities pursuant to Rule 144A under the Securities Act, as applicable, and is historically prepared by the Company and its subsidiaries and customary and reasonable assistance (but not preparation of) in the preparation by Parent of pro forma financial information and pro forma financial statements (it being understood that Parent shall be responsible for the preparation of any pro forma calculations, any post-Closing or other pro forma cost savings, capitalization, ownership or other pro forma adjustments that may be included therein);

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assisting with the negotiation and preparation of, and executing and delivering, any customary credit agreements, indentures, purchase agreements, amendments, collateral documents, other definitive financing agreements, customary officer’s certificates and other certificates or documents with respect to the debt financing (including schedules thereto) as may be reasonably requested by Parent, including, without limitation, any schedules or exhibits thereto and the furnishing of any customary financing deliverables; provided that such agreements do not become effective until the Closing;

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furnishing Parent promptly, and in any event at least five (5) business days prior to the Closing Date (to the extent requested at least eight (8) business days prior to the Closing Date), with all documentation and other information that the Lenders determine is required by any governmental entity under applicable “know your customer”, beneficial ownership and anti-money laundering rules and regulations, including the USA PATRIOT Act;

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facilitating the pledge of and obtaining perfection in collateral and the provision of guarantees, in each case, the effectiveness of which shall be conditioned upon the occurrence of the Closing;

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executing and delivering customary authorization letters authorizing the distribution of information to prospective lenders with respect to the debt financing that contain a customary representation that the public side versions of such documents do not include material non-public information about the Company or its subsidiaries or their securities and as to the accuracy of the information contained in such documents and identify any portion of such information that constitutes material, non-public information regarding the Company or its subsidiaries or their securities; and

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in connection with any offering of high yield debt securities as part of the debt financing, (i) use commercially reasonable efforts to cause the independent registered public accountants of the Company to cooperate with the debt financing, including by issuing a customary comfort letter (including customary “negative assurance” comfort and change period comfort) upon the “pricing” and “closing” of the debt securities included in the debt financing (subject to the completion by such accountants of customary procedures relating thereto), to provide drafts thereof reasonably in advance of “pricing” and “closing” upon request of Parent and to assist with the due diligence activities and audit and review, as applicable, of the Required Financial Information and (ii) cooperate with the independent registered public accountants for the Company in connection with the issuance of such comfort letters (including by executing customary management representation letters) (it being understood that, except as otherwise provided in the Merger Agreement, neither the Company nor any of its subsidiaries will be required to enter into any agreement or commitment that would be effective prior to the Effective Time and that is not contingent on the occurrence of the Effective Time (other than customary authorization letters)).
Upon the earlier to occur of the Effective Time and the valid termination of the Merger Agreement, Parent will, promptly upon request of the Company, reimburse the Company for all reasonable out-of-pocket costs incurred by the Company or any of its subsidiaries in connection with such cooperation, including all fees and expenses of counsel and other advisors.
Parent will take all actions and do all things necessary, proper or advisable to obtain the Equity Financing, including by (i) maintaining in effect the Equity Commitment Letter, (ii) using reasonable best efforts to ensure the accuracy of all representations and warranties of Parent, if any, set forth in the Equity Commitment Letter, (iii) complying with its obligations under the Equity Commitment Letter, (iv) satisfying on a timely basis all conditions applicable to Parent in the Equity Commitment Letter that are within its control, (v) enforcing its rights under the Equity Commitment Letter and (vi) consummating the Equity Financing at or prior to the Closing, including by causing the Investors to fund the Equity Financing at the Closing.
Parent has agreed to indemnify and hold harmless each of the Company and its subsidiaries and their respective officers, directors, employees, agents, affiliates and Representatives (collectively, the “Financing Indemnitees”) from and against any and all losses suffered or incurred by them in connection with the arrangement of the financing and any information utilized in connection therewith, except to the extent such losses result from (i) information provided by or on behalf of the Company and its affiliates, (ii) the gross negligence or willful misconduct of such Financing Indemnitees or (iii) the Company’s willful breach of its obligations in connection with the financing.
None of the lenders will have any liability to the Company or any of its subsidiaries or affiliates relating to or arising out of the Merger Agreement, the debt financing or any of the agreements entered into in connection with any debt financing or any of the transactions contemplated thereby or in the Merger Agreement or the performance of any services thereunder, whether at law or equity, in contract, in tort or otherwise, and neither the Company nor any of its subsidiaries or affiliates will have any rights or claims against any of the lenders under the Merger Agreement, the debt financing or any of the related agreements or transactions; provided, that nothing in this paragraph will limit the rights of the Company and its affiliates from and after the Effective Time under any debt commitment letter or the definitive debt documents executed in connection with the syndication and marketing of the debt financing (but not, for the avoidance of doubt, under the Merger Agreement) to the extent the Company or its affiliates are party thereto; provided, further, that prior to the Closing, neither the Company nor any of its affiliates will be entitled to specific performance under any commitment letter or similar agreement entered into by Parent for any debt financing against the lenders.
The Company and its subsidiaries have consented to the use of their logos in connection with the debt financing so long as such logos are used solely in a manner that is customary for such purpose and not intended to or reasonably likely to harm, disparage or otherwise adversely affect the Company or its subsidiaries or the reputation or goodwill of the Company or its subsidiaries.
Company Notes
Prior to the Closing Date, at the request and expense of Parent, the Company will as promptly as practicable following receipt of such request or, at a time reasonably requested by Parent, use its reasonable best efforts to (i) commence one or more tender offers, exchange offers or consent solicitations or change of control offers (each, a “Noteholder Action”) for any or all of the outstanding aggregate principal amount of the Company Notes prior to the Closing Date, the settlement of which, in each case, will be contingent on the Closing or (ii) redeem or satisfy and discharge any or all of the Company Notes (a “Redemption”), as of the Effective Time, in each case, on price terms that are acceptable to Parent (and, in the case of a Redemption, subject to a redemption premium no greater than that specified in the Company Notes or the indenture governing the Company Notes (the “Company Notes Indenture”) and such other customary terms and conditions as are reasonably acceptable to the Company and Parent.
To the extent reasonably requested by Parent, the Company will, in accordance with the applicable redemption and other provisions of the Company Notes and the Company Notes Indenture, (x) take any actions reasonably necessary or appropriate to be taken to issue conditional redemption notices, notices of conditional offers to purchase or exchange the Company Notes or notices of satisfaction and discharge, or consent solicitations which close at or following the Effective Time, or other documents necessary to commence any Noteholder Action for the Company Notes and (y) use reasonable best efforts to take any other actions reasonably requested by Parent to facilitate the redemption and satisfaction and discharge of the Company Notes or to cause the trustee to proceed with such Noteholder Action for the Company Notes, and take any such action as is reasonably necessary (including the delivery of any required legal opinions by counsel to the Company) to cause the trustee or other applicable agent to send the notices of offers to purchase or redemption, consent solicitation statement or other documents necessary to commence such a transaction, to the holders of the Company Notes on or prior to the Closing Date, as applicable.
The Company will not be required to commence any Noteholder Action or Redemption until Parent has drafted all necessary and appropriate documentation related to any Noteholder Action or Redemption and provided advanced review and reasonable opportunity to the Company and its counsel to comment and make reasonable changes to such documents. If at any time prior to the completion of any Noteholder Action any information in the related offer documents should be discovered by the Company, on the one hand, or Parent, on the other, which should be set forth in an amendment or supplement to such documents, so that the offer documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, the party that discovers such information will use commercially reasonable efforts to promptly notify the other party, and an appropriate amendment or supplement prepared by Parent describing such information shall be disseminated by or on behalf of the Company to the holders of the Company Notes. Notwithstanding anything to the contrary, any Noteholder Action or Redemption will be conducted in compliance with any applicable provisions of the Company Notes Indenture and with applicable law (in all material respects), including SEC rules and regulations, and the Company will not be required to commence and conduct any Noteholder Action or Redemption that is not in compliance with the Company Notes Indenture and applicable laws.
So long as the Company has received sufficient immediately available funds provided by or at the direction of Parent for the full payment of the Company Notes validly tendered, the Company will waive any of the conditions to any Noteholder Action (other than that the Merger will have been consummated and that there will be no final order, decree, judgment, injunction, ruling or other non-appealable action prohibiting consummation of any Noteholder Action) as may be reasonably requested by Parent in writing and will not, without the written consent of Parent, waive any condition to any Noteholder Action or make any changes to any such Noteholder Action other than as agreed between Parent and the Company. Any dealer manager, information agent, depositary or other agent retained in connection with any Noteholder Action for the Company Notes will be selected by Parent and be reasonably acceptable to the Company and the fees and out-of-pocket expenses of such agents will be paid directly by Parent. Notwithstanding the foregoing, neither the Company nor any of its subsidiaries will be required to give a notice of redemption that is not conditioned on the occurrence of the Closing.
Other Covenants and Agreements
The Company and Parent have made certain other covenants to and agreements with each other regarding various other matters including:
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public statements and disclosure concerning the Merger Agreement and the Transactions;

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anti-takeover or other similar laws;

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control of their respective operations prior to the Effective Time;

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Company stockholder litigation relating to the Merger Agreement or the Transactions;

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pay-off of the Company’s obligations under its Existing Credit Agreement;

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payoff or amendment of the Existing A/R Securitization Agreement;

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the Company’s ability to take all actions reasonably necessary or advisable to cause any dispositions (or deemed dispositions) of equity securities of the Company (including derivative securities) in connection with the Transactions by each individual who is a director or executive officer of the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act; and
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cooperation to delist the Shares from NYSE and deregister such Shares under the Exchange Act as soon as possible following the Effective Time.

Conditions to the Merger
Conditions to Each Party’s Obligations (“Mutual Closing Conditions”)
The respective obligations of the parties to the Merger Agreement to effect the Merger are subject to the satisfaction (or mutual waiver if permitted by law) at or prior to the Closing of each of the following conditions:
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adoption of the Merger Agreement by the Company’s stockholders in accordance with applicable law and the Company’s certificate of incorporation and bylaws;

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the waiting period applicable to the Merger under the HSR Act having expired or been terminated and the other filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods, clearances or authorizations set forth in the Company Disclosure Letter having been filed, occurred or been obtained, as applicable (the “Consent Condition”); and

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no governmental entity of competent jurisdiction having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger (the “No Order Condition”).

Conditions to Parent’s and Merger Sub’s Obligations (“Parent’s and Merger Sub’s Closing Conditions”)
The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent permitted by law, waiver by Parent at or prior to the Closing of the following additional conditions:
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the Company’s representations and warranties contained in the Merger Agreement related to the Company’s capital structure must be true and correct, subject only to de minimis inaccuracies, as of the date of the Merger Agreement and as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date);

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the Company’s representation and warranty contained in the Merger Agreement related to the absence of certain changes must be true and correct in all respects as of the date of the Merger Agreement and as of the Closing Date;

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certain of the Company’s representations and warranties contained in the Merger Agreement related to the Company’s organization, good standing and qualification to do business, corporate authority and broker’s and finder’s fees must be true and correct in all material respects as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date);

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each of the Company’s other representations and warranties contained in the Merger Agreement must be true and correct as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty must be true and correct as of such particular date), except where the failure of such representations and warranties to be so true and correct (without regard to materiality, Company Material Adverse Effect or similar qualifications contained within such representations and warranties), individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect;

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the Company must have performed and complied with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement at or prior to the Closing;

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since the date of the Merger Agreement there must not have occurred a Company Material Adverse Effect; and

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Parent must have received a signed certificate by a senior executive officer of the Company at the Closing stating that the conditions set forth in the six bullets immediately above have been satisfied.

Conditions to the Company’s Obligations (“Company’s Closing Conditions”)
The Company’s obligations to effect the Merger are also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following additional conditions:
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each of the representations and warranties of Parent and Merger Sub contained in the Merger Agreement related to organization, good standing and qualification to do business, ownership of Merger Sub and corporate authority and approval, must be true and correct in all material respects as of the Closing Date (in each case, except to the extent that any such representation and warranty speaks as of a specified date, in which case such representation and warranty will be so true and correct as of such particular date);

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each of Parent and Merger Sub’s other representations and warranties contained in the Merger Agreement must be true and correct in all respects as of the Closing Date (in each case, except to the extent that any such representation and warranty speaks as of a specified date, in which case such representation and warranty will be true and correct in all material respects as of such particular date), except where the failure of such representations and warranties to be true and correct (without regard to materiality, “Parent Material Adverse Effect” or similar qualifications contained within such representations and warranties), individually or in the aggregate, has not and would not reasonably be expected to prevent, materially delay, materially impair or interfere with, or materially adversely affect the ability of Parent or Merger Sub to consummate the Transactions on a timely basis;

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each of Parent and Merger Sub must have performed and complied with in all material respects all obligations required to be performed by or complied with by it under the Merger Agreement at or prior to the Closing; and

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the Company must have received a signed certificate by an officer of Parent at the Closing stating that the conditions set forth in the three bullets immediately above have been satisfied.

To the extent permitted by applicable law, each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, may waive the conditions to the performance of its respective obligations under the Merger Agreement and effect the Merger even though one or more of these conditions has not been met. The Company cannot give any assurance that all of the conditions of the Merger will be either satisfied or waived or that the Merger will occur.
Termination of the Merger Agreement
Termination Rights Exercisable by Either Party
The Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of the Merger Agreement by the Company’s stockholders, by the mutual written consent of Parent and the Company.
In addition, the Merger Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Parent or the Company by written notice to the other party if:
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the Merger has not been consummated by the Termination Date, whether such date is before or after the date of adoption of the Merger Agreement by the stockholders of the Company; provided, that if as of the Termination Date the Consent Condition or No Order Condition (solely to the extent related to matters set forth in the Consent Condition) will have not been satisfied or waived (to the extent permitted), but all other conditions to Closing set forth in the Merger Agreement will have been satisfied, or would be satisfied if Closing were to occur on such date, the Termination Date will automatically be extended until March 23, 2026 (the “Extended Termination Date” and, if so extended, the Extended Termination Date then will be the Termination Date); provided, further that the right to so terminate the Merger Agreement will not be available to any party if such party’s breach of or failure to perform its obligations under the Merger Agreement materially contributed to, or resulted in, the failure to consummate the Transactions by the Termination Date, except that Parent’s and Merger Sub’s failure to close solely as a result of the unavailability of the debt financing to be funded at the Closing, which failure will not have resulted from a breach by Parent or Merger Sub of the Merger Agreement or any agreement with respect to such debt financing, will not limit Parent’s termination right (the termination right described in this bullet, the “Termination Date Termination Right”);
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the stockholders of the Company not adopting the Merger at the special meeting or at any adjournment or postponement thereof (the “Stockholder No Vote Termination Right”); or

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any law promulgated by a governmental entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger has become final and non-appealable, whether before or after the adoption of the Merger Agreement by the stockholders of the Company.

The right to terminate the Merger Agreement pursuant to the above circumstances will not be available to any party that has breached in any material respect any of its obligations under the Merger Agreement in any manner that has materially contributed to, or resulted in, the failure of the Merger to be consummated.
Company Termination Rights
The Company may also terminate the Merger Agreement and abandon the Merger at any time prior to the Effective Time by written notice to Parent if:
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at any time prior to the Effective Time, whether or not the Company’s stockholders have adopted the Merger Agreement, there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in the Merger Agreement, or any such representation and warranty becomes untrue after the date of the Merger Agreement, such that the conditions set forth in the first three bullets of the Company’s Closing Conditions would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written notice to Parent from the Company describing such breach or failure in reasonable detail and (ii) the Termination Date; provided that the Company will not have the right to terminate the Merger Agreement described in this bullet if the Company is then in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions set forth in the first five bullets of Parent’s and Merger Sub’s Closing Conditions would not be satisfied (the termination right described in this bullet, the “Breach Company Termination Right”);

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at any time prior to the adoption of the Merger Agreement by the Company’s stockholders, in order to enter into an Alternative Acquisition Agreement in accordance with the go-shop or non-solicit provisions of the Merger Agreement (see the section entitled “The Merger Agreement — Acquisition Proposals — Go-Shop; No Solicitation or Negotiation,” beginning on page 73); provided that (i) the Company shall have received a superior proposal; (ii) the Board authorized the Company to enter into an Alternative Acquisition Agreement to consummate the transactions contemplated by that superior proposal in connection with the termination of the Merger Agreement; (iii) the Company did not breach in any material respect the go-shop and non-solicitation provisions of the Merger Agreement with respect to such superior proposal; and (iv) prior to or concurrently with such termination, the Company pays to Parent the Company Termination Fee or the Go-Shop Termination Fee, as applicable (see the section entitled “The Merger Agreement — Termination Fees,” beginning on page 89), required to be paid (the termination right described in this bullet, the “Superior Proposal Termination Right”); or

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(i) all of the Mutual Closing Conditions and Parent’s and Merger Sub’s Closing Conditions have been satisfied or waived (other than those conditions that by their nature are to be, and can be, satisfied by actions taken at the Closing), (ii) Parent fails to consummate the Merger on the date on which the Closing should have occurred pursuant to the Merger Agreement, (iii) the Company has irrevocably confirmed to Parent in writing that (a) all of the Mutual Closing Conditions and Company’s

Closing Conditions have been and continue to be satisfied (other than those conditions that by their nature are to be, but will be at such time, satisfied by actions taken at the Closing) or will be waived by the Company and (b) it is ready, willing and able to consummate the Closing on the date of such written notice and throughout the immediately subsequent three (3) business day period and (iv) Parent fails to consummate the Merger within three (3) business days following receipt of such written notice (it being understood that, notwithstanding anything to the contrary in the Merger Agreement, Parent will not be permitted to terminate the Merger Agreement during such three (3) business day period) (the termination right described in this bullet, the “Failure to Close Company Termination Right”).
Parent Termination Rights
Parent may also terminate by written notice the Merger Agreement and abandon the Merger at any time prior to the Effective Time if:
•
there has been a breach of any representation, warranty, covenant or agreement made by the Company in the Merger Agreement, or any such representation and warranty becomes untrue after the date of the Merger Agreement, such that the conditions set forth in the first five bullets of Parent’s and Merger Sub’s Closing Conditions would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written notice to the Company from Parent describing such breach or failure in reasonable detail and (ii) the Termination Date; provided that Parent will not have the right to terminate the Merger Agreement described in this bullet if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements under the Merger Agreement such that the conditions set forth in the first three bullets of the Company’s Closing Conditions would not be satisfied (the termination right described in this bullet, the “Breach Parent Termination Right”); or

•
there has been a Change in Recommendation; provided that Parent will no longer be entitled to terminate the Merger Agreement after the adoption of the Merger Agreement by the Company’s stockholders (the “Change in Recommendation Termination Right”).

Effect of Termination
If the Merger Agreement is terminated and the Merger is abandoned pursuant to the terms of the Merger Agreement, the Merger Agreement, (other than as set forth below) will become void and of no effect with no liability on the part of any party to the Merger Agreement (or any of its respective affiliates); provided, however, that no termination will relieve any party to the Merger Agreement from any liability:
•
for damages resulting from the willful breach of the Merger Agreement prior to such termination by any party to the Merger Agreement or from actual fraud (which liability may not necessarily be limited to reimbursement of out-of-pocket fees, costs or expenses incurred in connection with the Transactions, and may include damages based on loss of the economic benefit of the Transactions to the parties to the Merger Agreement and the holders of Shares); or

•
any party to the Merger Agreement from any liability with respect to the Go-Shop Termination Fee, Company Termination Fee and Parent Termination Fee.

Termination Fees
The Company has agreed to pay Parent the Company Termination Fee if:
•
Parent terminates the Merger Agreement pursuant to the Change in Recommendation Termination Right;

•
Parent or the Company terminates the Merger Agreement pursuant to the Stockholder No Vote Termination Right and prior to such termination there was a material and willful breach of the go-shop or non-solicitation provisions;

•
the Company terminates the Merger Agreement pursuant to the Superior Proposal Termination Right; provided, that (i) such termination occurs on or after the termination of the Go-Shop Period and (ii) the parties to the Alternative Acquisition Agreement are not Excluded Parties; or

•
(i) the Merger Agreement is validly terminated (a) by Parent or the Company pursuant to the Termination Date Termination Right prior to the adoption of the Merger Agreement by the Company’s stockholders or the Stockholder No Vote Termination Right or (b) by Parent pursuant to the Breach Parent Termination Right, (ii) prior to any such valid termination referred to in clause (i) of this sentence, but after the date of the Merger Agreement, a bona fide acquisition proposal will have been publicly made to the Company or the Board, publicly announced or made directly to the Company’s stockholders generally and, in each case, not withdrawn prior to (1) the date that is at least five (5) days prior to the date on which the Company stockholders’ special meeting is held in the event of termination of the Merger Agreement pursuant to the Stockholder No Vote Termination Right or (2) termination of the Merger Agreement in the event of termination pursuant to the Termination Date Termination Right or the Breach Parent Termination Right and (iii) within twelve (12) months after the date of termination in either of the cases referred to in clauses (i)(a) and (i)(b) above, the Company consummates such acquisition proposal, then the Company will be obligated to pay the Company Termination Fee to Parent concurrently upon the consummation of such transaction; provided that solely for the purpose of this bullet, the term “acquisition proposal” has the meaning assigned to such term in the Merger Agreement except that the references to “twenty (20%) or more” will be deemed to be references to “fifty percent (50%) or more.”

The Company agreed to pay the Go-Shop Termination Fee if:
•
the Company had terminated the Merger Agreement pursuant to the Superior Proposal Termination Right; provided that such termination (i) occurred during the Go-Shop Period or (ii) the Company terminated to enter into an Alternative Acquisition Agreement with an Excluded Party.

Parent has agreed to pay the Company the Parent Termination Fee if the Merger Agreement is terminated:
•
by the Company pursuant to the Breach Company Termination Right or the Failure to Close Company Termination Right; or

•
by Parent pursuant to the Termination Date Termination Right at a time when the Company could have terminated the Merger Agreement pursuant to the Breach Company Termination Right or the Failure to Close Company Termination Right.

Miscellaneous
Specific Performance
The parties to the Merger Agreement have acknowledged and agreed that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the obligations, undertakings, covenants or agreements of the parties to the Merger Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Company, on the one hand, and Parent and Merger Sub, on the other hand, will be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of the Merger Agreement by the other, and to enforce specifically the terms and provisions of the Merger Agreement by a decree of specific performance without the necessity of proving actual harm or damages or posting a bond or other security therefor, this being in addition to any other remedy to which such party is entitled at law or in equity, and each party has agreed that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at law or in equity. Without limitation of the foregoing, the parties have further acknowledged and agreed that prior to the Closing, the Company will be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by Parent and Merger Sub under the Merger Agreement in addition to any other remedy to which the Company is entitled at law or in equity, including the Company’s right to terminate the Merger Agreement and seek money damages (including to seek damages based on loss of the expected economic benefits of the transaction to the Company). Each party to the Merger Agreement has further agreed that it will not take any position in any legal proceeding concerning the Merger Agreement that is contrary to the terms of the specific performance provisions of the Merger Agreement. Parent has agreed to cause Merger Sub and each of their respective affiliates to perform their respective obligations under the Merger Agreement.
The parties to the Merger Agreement have explicitly agreed that, notwithstanding the specific performance provisions described in the paragraph immediately above, the Company will be entitled to specific performance of Parent’s obligation to cause the Equity Financing to be funded in accordance with the terms of the Equity Commitment Letter to fund the transactions contemplated by the Merger Agreement and consummate the Closing only in the event that (i) all conditions described in the first two bullets of the Mutual Closing Conditions have been and continue to be satisfied or waived (other than those that by their terms are to be satisfied at the Closing) and Parent fails to consummate the Merger on the date the Closing should have occurred pursuant to the Merger Agreement, (ii) the financing provided for by the Debt Commitment Letter (or, if Alternative Financing is being used, pursuant to the new commitment letter with respect thereto) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing, (iii) the Company has delivered an irrevocable written notice to Parent that all Mutual Closing Conditions and Company Closing Conditions have been and continue to be satisfied or waived (other than those that by their terms are to be satisfied at the Closing) or that the Company is willing to waive any such unsatisfied conditions if the Closing is consummated and that it is ready, willing and able to consummate the Closing if specific performance is granted and the Equity Financing and debt financing are funded, and (iv) Parent fails to consummate the Merger within two (2) business days following receipt of such notice.
For the avoidance of doubt, in no event will the exercise of the Company’s or any of its subsidiaries’ right to seek specific performance reduce, restrict or otherwise limit the Company’s right to terminate the Merger Agreement pursuant to its terms or pursue all applicable remedies at law, including seeking payment of the Parent Termination Fee. Notwithstanding the foregoing, in no event will the Company or any of its affiliates, directly or indirectly, be permitted or entitled to receive both a grant of specific performance or other equitable relief to cause the Equity Financing to be funded (whether under the Merger Agreement or the Equity Commitment Letter) and the occurrence of the Closing, on the one hand, and payment of any monetary damages (including any monetary damages in lieu of specific performance), on the other hand.
Amendment of the Merger Agreement
Subject to the provisions of applicable law, at any time prior to the Effective Time, the Merger Agreement (including any schedule thereto) may be amended, modified or supplemented in writing by Parent, Merger Sub and the Company. Notwithstanding the foregoing, no amendments or modifications to provisions which the lenders or Investors are expressly made third-party beneficiaries will be permitted in a manner adverse to any lender or Investor without the prior written consent of such lender or Investor.
Waiver
Any provision of the Merger Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective.
Governing Law; Submission to Jurisdiction; No Jury Trial
The Merger Agreement is governed by Delaware law, without giving effect to principles of conflicts of law thereof. Each of the parties to the Merger Agreement has (i) consented to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if the Court of Chancery lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to the Merger Agreement or any of the Transactions, (ii) agreed that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agreed that it will not bring any action, suit, arbitration or proceeding by or before any governmental entity (each, an “Action”) relating to the Merger Agreement or any of the Transactions in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waived any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same, and (v) consented to service being made through the notice procedures set forth in the Merger Agreement. Each of the Company, Parent and Merger Sub agreed that service of any process, summons, notice or document by U.S. registered mail to the addresses set forth in the Merger Agreement will be effective service of process for any Action in connection with the Merger Agreement or the Transactions.
Each of Parent, Merger Sub and the Company waived any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to the Merger Agreement or the Transactions. Notwithstanding anything to the contrary contained in the Merger Agreement, the Company (on behalf of itself and its subsidiaries), Parent and Merger Sub waived any right to trial by jury with respect to any action related to any debt financing obtained by Parent or any of its subsidiaries in connection with the Merger or the performance thereof or the transactions contemplated thereby.
Expenses
Except as otherwise provided with respect to the termination fees discussed above, whether or not the Merger is consummated, all costs and expenses incurred in connection with the Merger Agreement and the Transactions contemplated by the Merger Agreement will be paid by the party incurring such expense, except that (i) the filing fee for this proxy statement and expenses incurred in connection with the printing and mailing of this proxy statement will be shared equally by Parent and the Company and (ii) Parent will be responsible for, and pay, one hundred percent (100%) of the filing fees incurred in connection with the filings required under the HSR Act and any other filings required or advisable to be made with any governmental entity in connection with the Merger.
All transfer, documentary, sales, use, stamp, registration and other similar taxes and fees (including penalties and interest) incurred in connection with the Merger (other than any applicable stock transfer taxes) will be paid by or on behalf of Parent when due and payable.

VOTING AND SUPPORT AGREEMENTS
Cannae VSA
This section describes the material terms of the Cannae VSA. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the Cannae VSA, a copy of which is attached as Annex B to this proxy statement and is incorporated by reference herein in its entirety. This summary does not purport to be complete and may not contain all of the information about the Cannae VSA. You are encouraged to read the Cannae VSA carefully and in its entirety.
Concurrently with the execution of the Merger Agreement on March 23, 2025, and as a condition and inducement to Parent, Merger Sub and the Company’s willingness to enter into the Merger Agreement, the Company, Cannae and Parent entered into the Cannae VSA with respect to Cannae’s Shares. As of the date of the execution of the Cannae VSA, Cannae owned 69,048,691 Shares, which constituted approximately 15.5% of the outstanding Shares as of May 9, 2025.
Pursuant to the Cannae VSA, Cannae has agreed to affirmatively vote or cause to be voted all of its Shares (other than with respect to any Transferrable Shares held by Cannae as of the date of the Merger Agreement that have been transferred pursuant to a Permitted Transfer) (a) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions (a) contemplated by the Merger Agreement or (b) necessary or desirable in furtherance of the Transactions, including the Merger and, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports, and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.
In the event the Board makes a Change in Recommendation against the Merger and the adoption of the Merger Agreement, Cannae may vote its Shares with respect to the above matters in any manner it chooses.
Further, Cannae agreed that any Shares that it purchases, or otherwise acquires record or beneficial ownership of, after the execution date of the Cannae VSA, would be subject to the terms and conditions of the Cannae VSA to the same extent as the Shares owned by Cannae on the date of the execution of the Cannae VSA.
In addition, Cannae agreed not to take certain actions, including not (i) tendering any of its Shares into any tender or exchange offer, (ii) transferring any of its Shares agreed (other than with respect to any Transferrable Shares held by Cannae as of the date of the Merger Agreement that have been transferred pursuant to a Permitted Transfer), (iii) granting any proxies or powers of attorney or (iv) taking any action that would make any representation or warranty of Cannae contained in the Cannae VSA untrue or incorrect in any material respect or have the effect of preventing or disabling Cannae from performing its obligations under the Cannae VSA in any material respect. However, the Cannae VSA permits Cannae to transfer up to 10,000,000 Shares prior to the consummation of the Transactions.
The Cannae VSA will terminate upon the earliest to occur of the Effective Time and the valid termination of the Merger Agreement in accordance with its terms.
THL VSA
This section describes the material terms of the THL VSA. The description in this section and elsewhere in this proxy statement is qualified in its entirety by reference to the complete text of the THL VSA, a copy of which is attached as Annex C to this proxy statement and is incorporated by reference herein in its entirety. This summary does not purport to be complete and may not contain all of the information about the THL VSA. You are encouraged to read the THL VSA carefully and in its entirety.
Concurrently with the execution of the Merger Agreement on March 23, 2025, and as a condition and inducement to Parent, Merger Sub and the Company’s willingness to enter into the Merger Agreement, the Company, THL and Parent entered into the THL VSA with respect to THL’s Shares. As of the date of the execution of the THL VSA, THL owned 22,583,313 Shares, which constituted approximately 5.1% of the outstanding Shares as of May 9, 2025.

Pursuant to the THL VSA, THL has agreed to affirmatively vote or cause to be voted all of its Shares (a) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions (a) contemplated by the Merger Agreement or (b) necessary or desirable in furtherance of the Transactions, including the Merger and, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports, and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled.
In the event the Board makes a Change in Recommendation against the Merger and the adoption of the Merger Agreement, THL may vote its Shares with respect to the above matters in any manner it chooses.
Further, THL agreed that any Shares that it purchases, or otherwise acquires record or beneficial ownership of, after the execution date of the THL VSA, would be subject to the terms and conditions of the THL VSA to the same extent as the Shares owned by THL on the date of the execution of the THL VSA.
In addition, THL agreed not to take certain actions, including not (i) tendering any of its Shares into any tender or exchange offer, (ii) transferring any of its Shares, (iii) granting any proxies or powers of attorney or (iv) taking any action that would make any representation or warranty of THL contained in the THL VSA untrue or incorrect in any material respect or have the effect of preventing or disabling THL from performing its obligations under the THL VSA in any material respect.
The THL VSA will terminate upon the earliest to occur of the Effective Time and the valid termination of the Merger Agreement in accordance with its terms.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement, and the documents to which we refer you in this proxy statement, as well as information included in oral statements or other written statements made or to be made by us, contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the effects of the proposed Merger and the anticipated timing of the Merger. Forward-looking statements are based on Dun & Bradstreet’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “predicts,” “potential,” “expects,” “may,” “could,” “might,” “likely,” “will,” “should” and similar references to future periods, or by the inclusion of forecasts or projections. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking.
Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. It is not possible to predict or identify all risk factors. Consequently, the risks and uncertainties include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on February 21, 2025, and the following, and should not be considered a complete discussion of all of our potential risks:
•
the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, including a termination under circumstances that could require the Company to pay a termination fee to Parent;

•
the inability to complete the Merger due to the failure to obtain stockholder or regulatory approvals for the adoption of the Merger Agreement or the failure to satisfy other conditions to completion of the Merger;

•
risks related to disruption of management’s attention from the Company’s ongoing business operations due to the Merger;

•
the failure of Parent to obtain the necessary debt financing arrangements set forth in the Debt Commitment Letter;

•
the effect of the announcement of the Merger on the Company’s relationships with its customers, operating results and business generally;

•
the risk that the Merger will not be consummated in a timely manner or at all, and the risk that if the Merger is not completed, the market price of the Shares could decline;

•
the ability to implement and execute our strategic plans to transform the business;

•
unfavorable global economic conditions including, but not limited to, volatility in interest rates, foreign currency markets, inflation and supply chain disruptions

•
the potential for political, social, or economic unrest, terrorism, hostilities or war, including economic uncertainty related to the ongoing conflict between Russia and Ukraine, the conflict in the Middle East and associated trends in macroeconomic conditions;

•
failure to prevent cybersecurity incidents or the perception that confidential information is not secure;

•
loss of access to data sources or ability to transfer data across the data sources in markets where we operate;

•
the risks related to acquiring and integrating businesses and divestitures of existing businesses;

•
the ability to retain members of the senior leadership team and attract and retain skilled employees;

•
the ability to attract and retain customers in a price sensitive environment;

•
access to financial markets and disruptions in global credit and financial systems, including diminished liquidity and credit availability, changes in interest rates and foreign currency exchange rates, foreign currency volatility, and swings in consumer confidence and spending;

•
changes in international trade agreements, including tariffs and trade restrictions;

•
changes in the legislative landscape in which the Company operates, including potential corporate tax reform, and the Company’s ability to adapt to those changes as well as adaptation by the third-parties the Company is dependent upon for supply and distribution;

•
the impact of legal proceedings, judgments or settlements, including those that may be instituted against Dun & Bradstreet, the Board, its executive officers and others following the announcement of the Transactions;

•
sufficiency of cash and access to liquidity; and

•
risk stemming from the use of artificial intelligence and machine learning models or the use of Dun & Bradstreet’s data in other artificial intelligence systems outside of Dun & Bradstreet’s control.

The foregoing list of factors should not be construed as exhaustive. Dun & Bradstreet can give no assurance that the expectations expressed or implied in the forward-looking statements contained herein will be attained. The statements made in this proxy statement are current as of the date of this proxy statement only. Dun & Bradstreet undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, whether as a result of new information, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

PARTIES TO THE MERGER
Company
Dun & Bradstreet Holdings, Inc. was incorporated in Delaware on September 18, 2018, under the name Star Intermediate I, Inc., by an investor consortium led by William P. Foley II at Bilcar, LLC; Thomas H. Lee Partners, L.P.; Cannae Holdings, Inc.; Black Knight, Inc. and CC Capital Partners, LLC. On March 12, 2020, the Company changed its name to Dun & Bradstreet Holdings, Inc. The principal office address of Dun & Bradstreet is c/o Corporate Secretary, 5335 Gate Parkway, Jacksonville, FL 32256. The telephone number at the principal office is (973) 921-6008.
Dun & Bradstreet, a leading global provider of business decisioning data and analytics, enables companies around the world to improve their business performance. Dun & Bradstreet’s data cloud fuels solutions and delivers insights that empower customers to accelerate revenue, lower cost, mitigate risk, and transform their businesses. Since 1841, companies of every size have relied on Dun & Bradstreet to help them manage risk and reveal opportunity.
The Company’s website address is www.dnb.com. The information provided on the Company’s website is not part of this proxy statement and is not incorporated by reference in this proxy statement by this or any other reference to the Company’s website in this proxy statement.
Additional information about Dun & Bradstreet is contained in the Company’s public filings, which are incorporated by reference in this proxy statement. See the section entitled “Where You Can Find More Information,” beginning on page 117, for more information.
Parent
Parent was incorporated in Delaware on March 20, 2025 solely for the purpose of engaging in the Transactions, including the Merger. Parent is a subsidiary of the Clearlake Entities. Parent has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor.
The principal office address of Parent is c/o Clearlake Capital Group, L.P., 233 Wilshire Blvd., Suite 800, Santa Monica, CA 90401, and its telephone number is (310) 400-8800.
Merger Sub
Merger Sub was incorporated in Delaware on March 20, 2025, as a direct, wholly owned subsidiary of Parent, solely for the purpose of engaging in the Transactions, including the Merger. Merger Sub is a subsidiary of the Clearlake Entities. Merger Sub has not carried on any activities on or prior to the date of this proxy statement, except for activities incidental to its formation and activities undertaken in connection with the Transactions, including the structuring and negotiation of the Transactions and arranging financing therefor. In connection with the Merger, Merger Sub will merge with and into Dun & Bradstreet and Merger Sub will cease to exist.
The principal office address of Merger Sub is c/o Clearlake Capital Group, L.P., 233 Wilshire Blvd., Suite 800, Santa Monica, CA 90401, and its telephone number is (310) 400-8800.

THE SPECIAL MEETING
We are furnishing this proxy statement as part of the solicitation of proxies by the Board for use at the special meeting and at any properly convened meeting following an adjournment or postponement of the special meeting.
Date, Time and Place of the Special Meeting
Dun & Bradstreet will hold the special meeting via live webcast on June 12, 2025, at 11:00 a.m. Eastern Time. To participate in the special meeting virtually through the internet, please visit www.virtualshareholdermeeting.com/DNB2025SM. We encourage you to allow ample time for online check-in, which will open at 10:45 a.m. Eastern Time. Please note that you will not be able to attend the special meeting in person.
Purpose of the Special Meeting
At the special meeting, holders of Shares as of the Record Date will be asked to consider and vote on:
1.
the Merger Agreement Proposal;

2.
the Merger-Related Compensation Proposal; and

3.
the Adjournment Proposal.

The Company’s stockholders must approve the Merger Agreement Proposal by the affirmative vote of holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date, in order for the Merger to occur. If the Company’s stockholders fail to approve the Merger Agreement Proposal, the Merger will not occur. A copy of the Merger Agreement is attached as Annex A to this proxy statement. You are encouraged to read the Merger Agreement carefully in its entirety.
The votes on the Adjournment Proposal and the Merger-Related Compensation Proposal are separate and apart from the vote on the Merger Agreement Proposal. Accordingly, a stockholder may vote in favor of the Adjournment Proposal and/or the Merger-Related Compensation Proposal and vote not to approve the Merger Agreement Proposal.
Recommendation of the Board
The Board evaluated the Merger in consultation with the Company’s management and legal and financial advisors and unanimously (i) approved and declared advisable the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) resolved to recommend to the stockholders of the Company the adoption of the Merger Agreement.
The Merger Agreement and the Transactions, including the Merger, have been unanimously approved by the Board. The Board recommends a vote (i) “FOR” the Merger Agreement Proposal, (ii) “FOR” the Merger-Related Compensation Proposal and (iii) “FOR” the Adjournment Proposal.
Record Date and Quorum
Each holder of record of Shares as of the close of business on the Record Date, is entitled to receive notice of, and to vote at, the special meeting. Each such holder will be entitled to one vote for each Share that it owned on the Record Date. As of May 9, 2025, there were 446,410,772 Shares issued and outstanding and entitled to vote at the special meeting.
The presence at the special meeting, by attendance via the virtual meeting website or by proxy, of the holders of a majority in voting power of the Shares entitled to vote at the meeting constitutes a quorum for the special meeting.
If you are a holder of Shares as of the Record Date and you vote by mail, by telephone or through the internet or at the special meeting via the virtual meeting website, then your Shares will be counted as part of the quorum. If you are a “street name” holder of Shares and you provide your bank, broker, trust or other nominee with voting instructions, then your Shares will be counted in determining the presence of a quorum. If you are a “street name” holder of the Shares and you do not provide your bank, broker, trust or other nominee with voting instructions, then your Shares will not be counted in determining the presence of a quorum.
A quorum is necessary to transact business at the special meeting. Once a Share entitled to vote at the special meeting is present via the virtual meeting website or represented by proxy at the special meeting, it will be counted for the purpose of determining a quorum at the special meeting and any adjournment of the special meeting, even if the Share is not voted, including any Shares for which a stockholder directs to abstain from voting. If a quorum is not present at the special meeting, then the Company may seek to adjourn the special meeting or the stockholders entitled to vote at the special meeting who are present in person or represented by proxy may adjourn the meeting until a quorum will be present in person or represented by proxy.
Vote Required for Approval
Merger Agreement Proposal.   The approval of the Merger Agreement Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date. Abstentions and failure to vote will have the same effect, assuming a quorum is present, as a vote “AGAINST” the Merger Agreement Proposal.
Merger-Related Compensation Proposal.   The approval of the Merger-Related Compensation Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the special meeting and entitled to vote thereat. Failure to vote will have no effect on approval of the proposal, assuming a quorum is present; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.
Adjournment Proposal.   The approval of the Adjournment Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the special meeting and entitled to vote thereat. Consequently, failure to vote will have no effect on approval of the proposal, assuming a quorum is present; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.
In addition, if a quorum is not present in person or represented by proxy at the special meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting until a quorum will be present in person or represented by proxy.
Obligations to Vote in Favor of the Merger
Concurrently with the execution of the Merger Agreement on March 23, 2025, and as a condition and inducement to Parent, Merger Sub and the Company’s willingness to enter into the Merger Agreement, the Company and Parent entered into the VSAs with each of Cannae, who owned approximately 13.5% of the issued and outstanding Shares as of May 9, 2025, and THL, who owned approximately 5.1% of the issued and outstanding Shares as of May 9, 2025, with respect to their Shares. Pursuant to the VSAs, each of Cannae and THL agreed to vote or cause to be voted any Shares owned by them (other than with respect to any Transferrable Shares held by Cannae as of the date of the Merger Agreement that are transferred pursuant to a Permitted Transfer) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions (a) contemplated by the Merger Agreement or (b) necessary or desirable in furtherance of the Transactions, including the Merger and, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports, and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled. In the event the Board has made a Change in Recommendation against the Merger and the adoption of the Merger Agreement, Cannae and THL may each vote their Shares with respect to the above matters in any manner they choose.
In addition, each of Cannae and THL agreed not to take certain actions, including not (i) tendering any of their Shares into any tender or exchange offer, (ii) transferring any Shares (other than with respect to any Transferrable Shares held by Cannae as of the date of the Merger Agreement that are transferred pursuant to a Permitted Transfer), (iii) granting any proxies or powers of attorney or (iv) taking any action that would make any representation or warranty of Cannae or THL, as applicable, contained in their respective VSAs untrue or incorrect in any material respect or have the effect of preventing or disabling Cannae or THL, as applicable, from performing their respective obligations under their VSAs in any material respect. For additional information, see the section entitled “Voting and Support Agreements,” beginning on page 93.
Shares Held by the Company’s Directors and Executive Officers
Our directors and executive officers have informed us that they currently intend to vote all of their respective Shares: (1) “FOR” the Merger Agreement Proposal; (2) “FOR” the Merger-Related Compensation Proposal; and (3) “FOR” the Adjournment Proposal.
As of May 9, 2025, the Record Date for the special meeting, our directors and executive officers directly owned, in the aggregate, 31,352,094 Shares entitled to vote at the special meeting, or collectively approximately 7.0% of all the outstanding Shares entitled to vote at the special meeting.
Effect of Abstentions; Broker Non-Votes
Merger Agreement Proposal.   The approval of the Merger Agreement Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date. Abstentions and failure to vote will have the same effect, assuming a quorum is present, as a vote “AGAINST” the Merger Agreement Proposal.
Merger-Related Compensation Proposal.   The approval of the Merger-Related Compensation Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the special meeting and entitled to vote thereat. Failure to vote will have no effect on approval of the proposal, assuming a quorum is present; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.
Adjournment Proposal.   The approval of the Adjournment Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the special meeting and entitled to vote thereat. Consequently, failure to vote will have no effect on approval of the proposal, assuming a quorum is present; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.
Under applicable stock exchange rules, all of the proposals in this proxy statement are non-routine matters. A bank, broker, trust or other nominee may exercise discretion in voting on routine matters, but may not exercise discretion, and therefore will not vote on non-routine matters, if instructions are not given. Accordingly, if your Shares are held in “street name,” a bank, broker, trust or other nominee will NOT be able to vote your Shares (referred to as a “broker non-vote”), and your Shares will not be counted in determining the presence of a quorum unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares.
How to Vote
Holders of Shares as of the Record Date have a choice of voting (i) by proxy by completing a proxy card and mailing it in the prepaid envelope provided, (ii) by calling a toll-free telephone number or (iii) through the internet or (iv) at the special meeting via the virtual meeting website. Please refer to your proxy card or the information forwarded by your bank, broker, trust or other nominee to see which options are available to you. The telephone and internet voting facilities for holders of Shares as of the Record Date will close at 11:59 p.m., Eastern Time on June 11, 2025.
If you submit your proxy by mail, by telephone or through the internet voting procedures, but do not include “FOR,” “AGAINST” or “ABSTAIN” on a proposal to be voted, your shares will be voted in “FOR” the Merger Agreement Proposal, “FOR” the Merger-Related Compensation Proposal and “FOR” the Adjournment Proposal. If you indicate “ABSTAIN” on a proposal to be voted, assuming a quorum is present, it will have the same effect as a vote “AGAINST” that proposal. If you wish to vote by proxy and your Shares are held by a bank, broker, trust or other nominee, you must follow the voting instructions provided to you by your bank, broker, trust or other nominee for your Shares to be voted at the special meeting. Your bank, broker, trust or other nominee will NOT be able to vote your Shares on the proposals unless you have properly instructed your bank, broker, trust or other nominee on how to vote your Shares.
If you wish to vote by attending the special meeting via the virtual meeting website and your Shares are held in the name of a bank, broker, trust or other nominee, you must obtain a legal proxy, executed in your favor, from the bank, broker, trust or other nominee of record authorizing you to vote at the special meeting. Obtaining a legal proxy may take several days.
If you do not submit a proxy or otherwise vote your Shares in any of the ways described above, it will have the same effect as a vote “AGAINST” the Merger Agreement Proposal, but will have no effect on the approval of the Merger-Related Compensation Proposal or the Adjournment Proposal, assuming a quorum is present at the special meeting.
YOU SHOULD NOT SEND IN YOUR STOCK CERTIFICATE(S) WITH YOUR PROXY CARD.
A letter of transmittal with instructions for the surrender of certificates will be mailed to Company stockholders if the Merger is completed.
If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, D.F. King & Co., Inc., toll-free at (866) 620-2536, or via email at DNB@dfking.com.
Revocation of Proxies
Any proxy given by a Dun & Bradstreet stockholder may be revoked at any time before it is voted at the special meeting by doing any of the following:
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by submitting another proxy by telephone or through the internet, in accordance with the instructions on the proxy card;

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by delivering a signed written notice of revocation bearing a date later than the date of the proxy to Colleen E. Haley, Corporate Secretary, 5335 Gate Parkway Jacksonville, FL 32256, stating that the proxy is revoked;

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by submitting a later-dated proxy card relating to the same Shares; or

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by attending the special meeting via the virtual meeting website and voting at the meeting (your attendance at the special meeting will not, by itself, revoke your proxy; you must vote at the special meeting via the virtual meeting website).

“Street name” holders of Shares should contact their bank, broker, trust or other nominee to obtain instructions as to how to revoke or change their proxies.
All properly submitted proxies received by us before the special meeting that are not revoked or changed prior to being exercised at the special meeting will be voted at the special meeting in accordance with the instructions indicated on the proxies or, if no instructions were provided, “FOR” each of the proposals.
Adjournments and Postponements
Although it is not currently expected, the special meeting may be adjourned or postponed one or more times to a later day or time if necessary or appropriate to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to approve such proposal. Your Shares will be voted on the Adjournment Proposal in accordance with the instructions indicated in your proxy or, if no instructions were provided, “FOR” the proposal.
If a quorum is not present at the special meeting, then the Company may seek to adjourn the special meeting or the stockholders entitled to vote at the special meeting who are present in person or represented by proxy may adjourn the meeting until a quorum will be present in person or represented by proxy. In addition, the Board may, after consultation with Parent, postpone the special meeting for the purpose of soliciting additional proxies or as otherwise permitted under the Merger Agreement.
Solicitation of Proxies
The Company is soliciting the enclosed proxy card on behalf of the Board. In addition to solicitation by mail, the Company and its directors, officers and employees may solicit proxies in person, by telephone or by electronic means. These persons will not be specifically compensated for doing this.
The Company has retained D.F. King & Co., Inc. to assist in the solicitation process. The Company will pay D.F. King & Co., Inc. a fee of approximately $20,000, and will reimburse D.F. King & Co., Inc. for reasonable out-of-pocket expenses.
The Company will ask banks, brokers, trusts and other nominees to forward the Company proxy solicitation materials to the beneficial owners of Shares held of record by such banks, brokers, trusts or other nominees. The Company will reimburse these banks, brokers, trusts or other nominees for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.
Questions and Additional Information
If you have more questions about the Merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please contact our proxy solicitor, D.F. King & Co., Inc., toll-free at (866) 620-2536, or via email at DNB@dfking.com.

PROPOSAL 1: THE MERGER AGREEMENT PROPOSAL
The Proposal
The Company is asking you to approve the Merger Agreement Proposal. You should carefully read this proxy statement in its entirety for more detailed information concerning the Merger Agreement and the Merger. In particular, you should read in its entirety the Merger Agreement, which is attached as Annex A to this proxy statement. In addition, see the sections entitled “The Merger,” beginning on page 23, and “The Merger Agreement,” beginning on page 62.
Voting and Support Agreements
Pursuant to the VSAs, Cannae, who owned approximately 13.5% of the issued and outstanding Shares, and THL, who owned approximately 5.1% of the issued and outstanding Shares, in each case as of May 9, 2025, agreed to vote or cause to be voted any Shares owned by them (other than with respect to any Transferrable Shares held by Cannae as of the date of the Merger Agreement that are transferred pursuant to a Permitted Transfer) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions (a) contemplated by the Merger Agreement or (b) necessary or desirable in furtherance of the Transactions, including the Merger and, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports, and against any action or agreement that would reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled. In the event the Board has made a Change in Recommendation against the Merger and the adoption of the Merger Agreement, Cannae and THL may each vote their Shares with respect to the above matters in any manner they choose. For more information, see the section entitled “Voting and Support Agreements,” beginning on page 93.
Vote Required and Board Recommendation
The approval of the Merger Agreement Proposal requires, assuming a quorum is present, the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote on such matter as of the Record Date. Abstentions and failure to vote will have the same effect, assuming a quorum is present, as a vote “AGAINST” the Merger Agreement Proposal.
Your vote is very important. If you fail to return your proxy, vote by telephone or through the internet or virtually attend the special meeting, your Shares will not be counted for purposes of determining whether a quorum is present at the special meeting and, assuming a quorum is present, will have the same effect as a vote “AGAINST” the Merger Agreement Proposal. If you, as Dun & Bradstreet stockholder, return a properly executed proxy card, but do not indicate instructions on your proxy card, your Shares represented by such proxy card will be voted “FOR” the Merger Agreement Proposal.
The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the Board. The Board recommends a vote “FOR” the Merger Agreement Proposal.

PROPOSAL 2: MERGER-RELATED COMPENSATION PROPOSAL
The Proposal
As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the Exchange Act, we are providing our holders of Shares as of the Record Date the opportunity to cast a vote to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Dun & Bradstreet’s named executive officers that is based on or otherwise relates to the Merger as disclosed in the section entitled “The Merger — Summary of Potential Transaction Payments to Named Executive Officers,” beginning on page 53, including the table in such section and accompanying footnotes.
Vote Required and Board Recommendation
As an advisory vote, this proposal is not binding upon Dun & Bradstreet or the Board, and approval of this proposal is not a condition to completion of the Merger. Because the Merger-related executive compensation to be paid in connection with the Merger is based on the terms of the Merger Agreement as well as the contractual arrangements between Dun & Bradstreet and the named executive officers, such compensation may be paid or become payable, regardless of the outcome of this advisory vote, if the Merger Agreement is adopted (subject only to the contractual conditions in the Merger Agreement applicable thereto as well as any applicable contractual arrangements between Dun & Bradstreet and the named executive officers). Accordingly, you are asked to vote on the following resolution:
“RESOLVED, that the stockholders of Dun & Bradstreet Holdings, Inc. approve, on an advisory, non-binding basis, the compensation that may be paid or become payable to the named executive officers of Dun & Bradstreet Holdings, Inc. that is based on or otherwise relates to the Merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading “The Merger — Summary of Potential Transaction Payments to Named Executive Officers.”
If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your Shares represented by such proxy card will be voted “FOR” the Merger-Related Compensation Proposal.
The approval of the Merger-Related Compensation Proposal, assuming a quorum is present, requires the affirmative vote of the holders of a majority in voting power of the Shares present in person or represented by proxy at the special meeting and entitled to vote thereat. The vote is advisory only and, therefore, not binding on the Company or Parent or any of their respective subsidiaries, and, if the Merger is completed, the compensation that is based on or otherwise relates to the Merger will be paid or become payable to our named executive officers even if this proposal is not approved. Failure to vote will have no effect on approval of the proposal, assuming a quorum is present; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.
The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the Board. The Board recommends a vote “FOR” the Merger-Related Compensation Proposal.

PROPOSAL 3: ADJOURNMENT PROPOSAL
The Proposal
The Company is asking you to approve one or more proposals to adjourn the special meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to this proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to approve such proposal. If the Company’s stockholders approve the Adjournment Proposal, the Company could adjourn the special meeting and any adjourned session of the special meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against the Merger Agreement Proposal (other than in respect of any proposal for which the vote has been taken and the polls have been closed at the special meeting). Among other things, approval of the Adjournment Proposal could mean that, even if the Company had received proxies representing a sufficient number of votes against the Merger Agreement Proposal such that the Merger Agreement Proposal would be defeated, the Company could adjourn the special meeting without a vote on the Merger Agreement Proposal and seek to convince the holders of those Shares to change their votes to votes in favor of any such proposal. Additionally, if a quorum is not present at the special meeting, then the Company may seek to adjourn the special meeting.
Vote Required and Board Recommendation
The approval of the Adjournment Proposal requires, assuming a quorum is present, the affirmative vote of holders of a majority in voting power of the Shares present in person or represented by proxy at the special meeting and entitled to vote thereat. In addition, if a quorum is not present in person or represented by proxy at the special meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting until a quorum will be present in person or represented by proxy. Failure to vote will have no effect on approval of the proposal, assuming a quorum is present; however, the abstention from voting will have the same effect as a vote “AGAINST” the proposal.
If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your Shares represented by such proxy card will be voted “FOR” the proposal to adjourn the special meeting to a later date or time if necessary or appropriate.
The Merger Agreement and the Transactions, including the Merger, have been unanimously approved and recommended by the Board. The Board recommends a vote “FOR” the Adjournment Proposal.

LITIGATION RELATED TO THE MERGER
As of the date of this proxy statement, five purported shareholders of the Company sent Demands generally alleging, among other things, that the proxy statement contains misstatements and/or omits material information. If additional similar Demands are received, absent new or different allegations that are material, the Company will not necessarily announce the receipt of such Demands.

APPRAISAL RIGHTS
Record holders of the Shares who comply with the procedures summarized below will be entitled to appraisal rights if the Merger is completed. Under Section 262 of the DGCL (which we refer to as “Section 262”), holders of Shares with respect to which appraisal rights are properly demanded and perfected and not withdrawn or lost are entitled, in lieu of receiving the Merger Consideration, to have the “fair value” of their Shares (exclusive of any element of value arising from the accomplishment or expectation of the Merger) at the Effective Time judicially determined and paid to them in cash by complying with the provisions of Section 262. Dun & Bradstreet is required to send a notice to that effect to each stockholder not less than 20 days prior to the special meeting. This proxy statement constitutes that notice to the record holders of the Shares.
The following is a brief summary of Section 262, which sets forth the procedures for demanding statutory appraisal rights. This summary, however, is not a complete statement of the applicable requirements, and is qualified in its entirety by reference to Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262. Failure to comply timely and properly with the requirements of Section 262 may result in the loss of your appraisal rights under the DGCL. If you hold your Shares through a bank, broker or other nominee and you wish to exercise appraisal rights, you should consult with your bank, broker or the other nominee. The following summary does not constitute any legal or other advice, nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262.
Stockholders of record who desire to exercise their appraisal rights must do ALL of the following: (i) not vote in favor of the adoption of the Merger Agreement, (ii) deliver in the manner set forth below a written demand for appraisal of the stockholder’s Shares to the Corporate Secretary of Dun & Bradstreet before the vote on the adoption of the Merger Agreement at the special meeting, (iii) continuously hold the Shares of record from the date of making the demand through completion of the Merger and (iv) otherwise comply with the requirements of Section 262.
Only a holder of record of Shares is entitled to demand an appraisal of the Shares registered in that holder’s name. A demand for appraisal must be executed by or for the stockholder of record. The demand should set forth, fully and correctly, the stockholder’s name as it appears on the certificates representing Shares. If Shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by the fiduciary. If the Shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an agent of two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner and expressly disclose that, in exercising the demand, the agent is acting as agent for the record owner or owners.
A record owner, such as a broker, who holds the Shares as a nominee for others may exercise appraisal rights with respect to the Shares held for all or less than all beneficial owners of Shares as to which the holder is the record owner. In that case, the written demand must set forth the number of Shares covered by the demand. Where the number of Shares is not expressly stated, the demand will be presumed to cover all Shares outstanding in the name of the record owner.
Beneficial owners who are not record owners and who intend to exercise appraisal rights should consult with the record holder to determine the appropriate procedures for having the record holder make a demand for appraisal with respect to the beneficial owner’s Shares. Any holder of the Shares held in “street name” who desires appraisal rights with respect to those Shares must take such actions as may be necessary to ensure that a timely and proper demand for appraisal is made by the record owner of the Shares. In addition, a beneficial owner may file a petition in such person’s own name provided that they have satisfied the applicable statutory requirements under Section 262.
Shares held through brokerage firms, banks and other financial institutions are frequently deposited with and held of record in the name of a nominee of a central security depository, such as Cede & Co., The Depository Trust Company’s nominee. A demand for appraisal with respect to such Shares must be made by or on behalf of the depository nominee and it must identify the depository nominee as the record owner.

Any beneficial holder of the Shares desiring appraisal rights with respect to such Shares which are held through a brokerage firm, bank or other financial institution is responsible for ensuring that the demand for appraisal is made by the record holder.
As required by Section 262, a demand for appraisal must be in writing and must reasonably inform Dun & Bradstreet of the identity of the record holder (which might be a nominee as described above) and of such holder’s intention to seek appraisal of the holder’s Shares.
Stockholders of record who elect to demand appraisal of their Shares must mail or deliver their written demand to:
Dun & Bradstreet Holdings, Inc.
5335 Gate Parkway, Jacksonville, FL 32256
Attention: Colleen E. Haley, Corporate Secretary
The written demand for appraisal should specify the stockholder’s name and mailing address. The written demand must reasonably inform Dun & Bradstreet that the stockholder intends thereby to demand an appraisal of his, her or its Shares. The written demand must be received by Dun & Bradstreet prior to the vote on the adoption of the Merger Agreement at the special meeting. Neither voting (via the virtual meeting website or by proxy) against, abstaining from voting on or failing to vote on the adoption of the Merger Agreement will alone suffice to constitute a written demand for appraisal within the meaning of Section 262. In addition, the stockholder must not vote its Shares in favor of adoption of the Merger Agreement. An executed proxy that does not contain voting instructions will, unless revoked, be voted in favor of adoption of the Merger Agreement and will cause the stockholder’s right of appraisal to be lost. Therefore, a stockholder who desires to exercise appraisal rights should either (x) refrain from executing and submitting the enclosed proxy card or (y) vote by proxy against the adoption of the Merger Agreement or affirmatively register an abstention with respect thereto.
Within 120 days after completion of the Merger, but not thereafter, either the Surviving Corporation or any stockholder who has timely and properly demanded appraisal of such stockholder’s Shares and who has complied with the requirements of Section 262 and is otherwise entitled to appraisal rights, or any beneficial owner for which a demand for appraisal has been properly made by the record holder, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the Surviving Corporation in the case of a petition filed by a stockholder, demanding a determination of the fair value of the Shares of all stockholders who have properly demanded appraisal. There is no present intent on the part of Dun & Bradstreet as the Surviving Corporation to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that the Surviving Corporation will file such a petition or that the Surviving Corporation will initiate any negotiations with respect to the fair value of such Shares. Accordingly, stockholders who desire to have their Shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262.
Within 120 days after completion of the Merger, any stockholder or beneficial owner who has complied with the applicable provisions of Section 262 will be entitled, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), to receive from the Surviving Corporation a statement setting forth the aggregate number of Shares not voting in favor of the Merger and with respect to which demands for appraisal were received by the Surviving Corporation and the number of holders of such Shares. Such statement must be mailed within ten (10) days after a written request therefor has been received by the Surviving Corporation or within ten (10) days after the expiration of the period for delivery of demands for appraisal, whichever is later.
If a petition for appraisal is duly filed by a Dun & Bradstreet stockholder or beneficial owner and a copy of the petition is delivered to the Surviving Corporation, then the Surviving Corporation will be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their Shares and with whom agreements as to the value of their Shares have not been reached. After notice to stockholders who have demanded appraisal, if such notice is ordered by the Delaware

Court of Chancery, the Delaware Court of Chancery will conduct a hearing upon the petition and determine those stockholders who have complied with Section 262 and who have become entitled to appraisal rights. The Delaware Court of Chancery may require the stockholders who have demanded an appraisal for their Shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder. The Delaware Court of Chancery must dismiss an appraisal proceeding as to all Dun & Bradstreet stockholders who assert appraisal rights unless (i) the total number of Shares entitled to appraisal exceeds 1% of the outstanding Shares of the class or series eligible for appraisal, or (ii) the value of the consideration provided in the Merger for such total number of Shares seeking appraisal exceeds $1,000,000, or (iii) the Merger was approved pursuant to Section 253 or Section 267 of the DGCL. Where proceedings are not dismissed, the appraisal proceeding will be conducted, as to the Shares owned by such stockholders, in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings.
After a hearing on such petition, the Delaware Court of Chancery will determine which stockholders are entitled to appraisal rights and thereafter will appraise the Shares owned by those stockholders, determining the fair value of the Shares exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest to be paid, if any, upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, and except as provided in subsection (h) of Section 262, interest from the date the Merger is completed through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharges) as established from time to time during the period between the date the Merger is completed and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the combined company may pay to each former Dun & Bradstreet stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided in Section 262 only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the Shares as determined by the Delaware Court of Chancery, and (ii) interests theretofore accrued, unless paid at that time. In determining fair value, the Delaware Court of Chancery is to take into account all relevant factors. In Weinberger v. UOP, Inc., et al., the Delaware Supreme Court stated that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered in an appraisal proceeding and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value the court may consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be determined “exclusive of any element of value arising from the accomplishment or expectation of the Merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered.”
Stockholders considering seeking appraisal should bear in mind that the fair value of their Shares determined under Section 262 could be more than, the same as, or less than the Merger Consideration they are entitled to receive pursuant to the Merger Agreement if they do not seek appraisal of their Shares, and that opinions of investment banking firms as to the fairness from a financial point of view of the consideration payable in a transaction are not opinions as to fair value under Section 262. Dun & Bradstreet reserves the right to assert, in any appraisal proceeding, that for purposes of Section 262, the “fair value” of a Share is less than the applicable Merger Consideration.
The cost of the appraisal proceeding may be determined by the Delaware Court of Chancery and charged upon the parties as the Delaware Court of Chancery deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. The Delaware Court of Chancery may order that all or a portion of the expenses incurred by such stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all Shares entitled to appraisal. In the absence of such a determination of assessment, each party bears its own expenses.
From and after the date of completion of the Merger, any stockholder who has duly demanded appraisal in compliance with Section 262 will not, after completion of the Merger, be entitled to vote for any purpose any Shares subject to such demand or to receive payment of dividends or other distributions on such Shares, except for dividends or distributions payable to stockholders of record at a date prior to completion of the Merger.
Within 10 days after the Effective Time, the Surviving Corporation must give notice of the date that the Merger became effective to each of Dun & Bradstreet stockholders who have perfected and not withdrawn a written demand for appraisal in accordance with Section 262. At any time within 60 days after completion of the Merger, any stockholder who has demanded appraisal and who has not commenced an appraisal proceeding or joined that proceeding as a named party will have the right to withdraw such stockholder’s demand for appraisal and to accept the cash to which the stockholder is entitled pursuant to the Merger. After this period, the stockholder may withdraw such stockholder’s demand for appraisal only with the written approval of the Surviving Corporation. If no petition for appraisal is filed with the Delaware Court of Chancery within 120 days after completion of the Merger, stockholders’ rights to appraisal will cease and all stockholders will be entitled only to receive the Merger Consideration as provided for in the Merger Agreement. No petition timely filed in the Delaware Court of Chancery demanding appraisal will be dismissed as to any stockholders without the approval of the Delaware Court of Chancery, and that approval may be conditioned upon such terms as the Delaware Court of Chancery deems just. However, the preceding sentence will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined the proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the Merger within 60 days after completion of the Merger.
The foregoing is a brief summary of Section 262 that sets forth the procedures for demanding statutory appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262.
Failure to comply strictly with all the procedures set forth in Section 262 may result in the loss of a stockholder’s statutory appraisal rights. Consequently, if you wish to exercise your appraisal rights, you are strongly urged to consult a legal advisor before attempting to exercise your appraisal rights.

MARKET PRICE AND DIVIDEND DATA
Company common stock is traded on NYSE under the symbol “DNB.”
As of the close of business on May 9, 2025, the Record Date, there were 446,410,772 Shares outstanding and entitled to vote, held by approximately 243 holders of record of Shares. Because many of the Shares are held by banks, brokers, trusts and other institutions on behalf of Company stockholders, we are unable to estimate the total number of stockholders represented by these record holders.
The closing price of the Shares on NYSE on March 20, 2025, the last trading day prior to news reports regarding a potential transaction with an affiliate of Parent, was $8.49, and on March 21, 2025, the last trading day prior to the public announcement of the execution of the Merger Agreement, was $8.73 per Share. On May 12, 2025, the most recent practicable date before this proxy statement was mailed to our stockholders, the closing price for the Shares on NYSE was $8.98 per Share.
If the Merger is completed, the Shares will be delisted from NYSE, will be deregistered under the Exchange Act, will cease to be publicly traded and the Company will no longer file periodic reports with the SEC.
You are encouraged to obtain current market prices of the Shares in connection with voting your Shares. Following the Merger, there will be no further market for Shares, and Shares will be delisted from NYSE, deregistered under the Exchange Act and cease to be publicly traded.
The Company has historically paid dividends on its Shares, however under the terms of the Merger Agreement, from and after the date of the Merger Agreement, prior to the Closing (or the earlier termination of the Merger Agreement), the Company is prohibited from declaring or paying any cash dividend or other distribution on the Shares without Parent’s prior written consent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
Unless otherwise noted, the following table sets forth information with respect to the beneficial ownership of Shares as of May 9, 2025 by (i) each person or group known by us to beneficially own (or have the right to acquire within 60 days) more than 5% of the outstanding Shares, (ii) each of our directors, (iii) each of our named executive officers (the “Named Executive Officers”) and (iv) all of our directors and executive officers as a group.
Unless otherwise indicated, each of our directors and “Named Executive Officers” has (a) the same business address as Dun & Bradstreet and (b) sole investment and voting power over all of the Shares that he or she beneficially owns. All Share numbers have been rounded to the nearest whole number.
Percentage ownership calculations are based on 446,410,772 Shares outstanding as of May 9, 2025.
Name	Number of Vested Company Options(1)	Number of Shares Beneficially Owned	Total(1)	Percent of Shares(2)
Beneficial Owners of More than 5%
Cannae Holdings, Inc. 1701 Village Center Circle Las Vegas, NV 89134(3)	—	60,048,691(3)	60,048,691(3)	13.5%
Thomas H. Lee Partners, L.P. 100 Federal Street Boston, MA 02110(4)	—	22,583,313(4)	22,583,313(4)	5.1%
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355(5)	—	32,954,187(5)	32,954,187(5)	7.4%
Directors and Named Executive Officers
Ellen R. Alemany(6)	—	70,149	70,149	*
Douglas K. Ammerman	—	83,354	83,354	*
Chinh E. Chu	2,080,000	23,810	2,103,810	*
William P. Foley, II(7)	2,080,000	10,600,868	12,680,868	2.8%
Thomas M. Hagerty(8)	—	18,052	18,052	*
Bryan T. Hipsher(9)	200,000	1,993,667	2,193,667	*
Anthony M. Jabbour(10)	920,000	12,193,334	13,113,334	2.9%
Keith J. Jackson	—	72,054	72,054	*
Kirsten M. Kliphouse	—	53,579	53,579	*
Richard N. Massey	—	448,874	448,874	*
James A. Quella	—	1,146,143	1,146,143	*
Ganesh B. Rao(8)	—	18,052	18,052	*
Virginia G. Gomez	—	1,411,969	1,411,969	*
Neeraj Sahai	185,000	1,837,793	2,022,793	*
Joe A. Reinhardt III	175,000	1,380,396	1,555,396	*
All directors and officers (15 persons as a group)	5,640,000	31,352,094	36,992,094	8.3%

*
Represents less than 1% of our common stock.

(1)
Includes Company Options that are exercisable within 60 days of May 9, 2025. Each Company Option, whether or not exercisable, is expected to terminate and be cancelled in connection with the Merger. See “The Merger Agreement — Treatment of Outstanding Equity Awards; Company ESPP” for more information.

(2)
Applicable percentages based on 446,410,772 Shares outstanding as of May 9, 2025 plus vested Company Options held by the applicable individual.

(3)
According to a Schedule 13D/A filed with the SEC on May 9, 2025, Cannae Holdings, Inc., Cannae Holdings, LLC and DNB Holdco, LLC have sole voting power for 0 Shares, shared voting power for 60,048,691 Shares, sole investment power for 0 Shares and shared investment power for 60,048,691 Shares.

(4)
According to a Schedule 13D/A filed with the SEC on March 25, 2025, (i) Thomas H. Lee Advisors, LLC, THL Equity Advisors VIII, LLC, Thomas H. Lee Partners, L.P., and THL Holdco, LLC have sole voting power for 0 Shares, shared voting power for 22,525,103 Shares, sole investment power for 0 Shares and shared investment power for 22,525,103 Shares; (ii) THL Managers VIII, LLC has sole voting power for 58,210 Shares, shared voting power for 22,525,103 Shares, sole investment power for 58,210 Shares and shared investment power for 22,525,103 Shares; (iii) Thomas H. Lee Equity Fund VIII, L.P. has sole voting power for 0 Shares, shared voting power for 6,142,612 Shares, sole investment power for 0 Shares and shared investment power for 6,142,612 Shares; (iv) Thomas H. Lee Parallel Fund VIII, L.P. has sole voting power for 0 Shares, shared voting power for 11,184,899 Shares, sole investment power for 0 Shares and shared investment power for 11,184,899 Shares; (v) THL Executive Fund VIII, L.P. has sole voting power for 0 Shares, shared voting power for 468,969 Shares, sole investment power for 0 Shares and shared investment power for 468,969 Shares; (vi) THL Fund VIII Coinvestment Partners, L.P. has sole voting power for 0 Shares, shared voting power for 730,006 Shares, sole investment power for 0 Shares and shared investment power for 730,006 Shares; and (vii) THL Equity Fund VIII Investors (D&B), L.P. has sole voting power for 0 Shares, shared voting power for 3,998,617 Shares, sole investment power for 0 Shares and shared investment power for 3,998,617 Shares.

(5)
According to a Schedule 13G/A filed with the SEC on November 12, 2024, The Vanguard Group has sole voting power for 0 Shares, shared voting power for 141,930 Shares, sole investment power for 32,467,786 Shares and shared investment power for 486,401 Shares.

(6)
Includes 13,240 shares held by the Alemany March 2024 GRAT #3.

(7)
Includes 8,109,644 shares held by Bilcar, LLC.

(8)
Held by Messrs. Hagerty and Rao for the benefit of funds affiliated with Thomas H. Lee Partners, L.P.

(9)
Includes 29,000 shares held by The Percy Stewart Trust.

(10)
Includes 2,565,139 shares held by the Anthony M. Jabbour Living Trust, 1,228,726 shares held by the Anthony M. Jabbour 2019 Dynasty Trust, 4,347,100 shares held by the Anthony M. Jabbour 2023 Grantor Retained Annuity Trust and 350,000 shares held by the JPM Foundation.

OTHER MATTERS
As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the special meeting other than as described in this proxy statement.

FUTURE STOCKHOLDER PROPOSALS
If the Merger is completed, the Company does not expect to hold an annual meeting of stockholders in 2025. If the Merger is not completed, the Company’s stockholders will continue to be entitled to attend and participate in the Company’s stockholder meetings.
Dun & Bradstreet’s stockholders may submit proposals on matters appropriate for stockholder action at meetings of Dun & Bradstreet’s stockholders in accordance with Rule 14a-8 of the Exchange Act. To be submitted for inclusion in the proxy statement for the 2025 annual meeting, stockholder proposals must satisfy all applicable requirements of Rule 14a-8 and must have been received by the Secretary of Dun & Bradstreet no later than the close of business on December 26, 2024. If the 2025 annual meeting is held on a date that is more than 30 calendar days before or after the anniversary date of the immediately preceding annual meeting, a stockholder proposal in accordance with Rule 14a-8 must be received by a reasonable time before Dun & Bradstreet begins to print and distribute its proxy solicitation for the 2025 annual meeting. Nothing in this paragraph will be deemed to require the Company to include in its proxy statement and proxy relating to the 2025 annual meeting any stockholder proposal that may be omitted from the proxy materials of the Company under applicable regulations of the Exchange Act in effect at the time such proposal is received.
Our bylaws provide that for a proposal to be properly brought before an annual meeting by a stockholder, notice of such proposal must be delivered to the Secretary of Dun & Bradstreet not less than one-hundred twenty (120) days prior to the anniversary of the date of the proxy statement for the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after the anniversary date of the immediately preceding annual meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was first made. As a result, notice of any proposal with respect to the 2025 annual meeting of stockholders submitted pursuant to these provisions of our bylaws, and containing the information required by our bylaws, must have been delivered to the Secretary of Dun & Bradstreet no later December 26, 2024.
Stockholder proposals and nominations should be sent to:
Corporate Secretary
Colleen E. Haley
Dun & Bradstreet Holdings, Inc.
5335 Gate Parkway, Jacksonville, FL 32256

HOUSEHOLDING OF PROXY MATERIAL
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders who reside at the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to stockholders residing at the same address, unless such stockholders have notified Dun & Bradstreet of their desire to receive multiple copies of this proxy statement. This process, which is commonly referred to as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of this proxy statement and wish to receive only one, please contact Broadridge at the telephone number or address below. Broadridge will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Broadridge toll free at 1-866-540-7095. You may also write to Broadridge, Householding Department, at 51 Mercedes Way, Edgewood, New York 11717. Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

WHERE YOU CAN FIND MORE INFORMATION
Our SEC filings are available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement, by going to the Investors page of our corporate website at www.dnb.com. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement, and therefore is not incorporated herein by reference.
Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete, and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference and may update and supersede the information in this proxy statement.
We also incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):
•
our Annual Report on Form 10-K for the year ended December 31, 2024 filed on February 21, 2025, as amended by our Annual Report on Form 10K/A filed with the SEC on April 30, 2025; and

•
our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025.

We also incorporate by reference into this proxy statement additional documents that the Company may file with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act from the date of this proxy statement to the date of the special meeting.
Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement.
Any statement contained in a document incorporated by reference into this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement or any other subsequently filed document that is incorporated by reference into this proxy statement modifies or supersedes the statement.
Copies of any of the documents we file with the SEC may be obtained free of charge either on our website, by contacting Colleen E. Haley, Corporate Secretary at Dun & Bradstreet, Inc., 5335 Gate Parkway, Jacksonville, FL 32256, or on the Investor Relations page of our corporate website at https://www.dnb.com, or by contacting D.F. King & Co., Inc., our proxy solicitor, at the contact information listed below or through the SEC website. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents. If you would like to request documents from us, please do so at least five (5) business days before the date of the special meeting in order to receive timely delivery of those documents prior to the special meeting.
D.F. King & Co., Inc.
48 Wall Street, 22nd Floor
New York, NY 10005
Banks and Brokers Call: (646) 582-7109
All Others Call Toll Free: (866) 620-2536
Email: DNB@dfking.com
THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD

RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 13, 2025. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A
EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER
among
DUN & BRADSTREET HOLDINGS, INC.,
DENALI INTERMEDIATE HOLDINGS, INC.
and
DENALI BUYER, INC.
Dated as of March 23, 2025

A-i

A-ii

A-iii

INDEX OF DEFINED TERMS
Defined Term	Section
“Accelerated RS Terms”	3.5(d)
“Accelerated RSU Terms”	3.5(b)
“Acceptable Confidentiality Agreement”	9.15
“Acquisition Proposal”	9.15
“Action”	9.5(b)(iii)
“Affiliate”	9.15
“Affiliate Transaction”	4.20
“Agreement”	Preamble
“Alternative Acquisition Agreement”	6.2(d)
“Alternative Financing”	6.19(d)
“Antitrust Laws”	9.15
“Applicable Date”	4.5(a)
“Applicable Jurisdiction”	7.1(c)
“A/R Securitization Payoff Letter”	6.17(b)
“Bankruptcy and Equity Exception”	4.3
“BofA Securities”	4.21
“Business Day”	9.15
“Bylaws”	2.2
“Capitalization Date”	4.2(a)
“Certificate”	3.1(a)(i)
“Certificate of Incorporation”	2.1
“Certificate of Merger”	1.3
“Change in Recommendation”	6.2(d)
“Closing”	1.2
“Closing Date”	1.2
“Code”	3.2(f)
“Commitment Letters”	5.7(a)(i)
“Company”	Preamble
“Company Balance Sheet”	4.8
“Company Bylaws”	4.1
“Company Certificate of Incorporation”	4.1
“Company Disclosure Letter”	ARTICLE IV
“Company ESPP”	3.5(a)
“Company Lease”	4.19
“Company Material Adverse Effect”	9.15
“Company Notes”	6.18
“Company Option”	3.5(a)
“Company Plan”	9.15
“Company Recommendation”	4.2(d)
“Company Related Parties”	8.5(g)
“Company Reports”	4.5(a)

A-iv

Defined Term	Section
“Company Requisite Vote”	4.2(d)
“Company Restricted Stock”	3.5(e)
“Company RSU”	3.5(b)
“Company Stock Plan”	3.5(a)
“Company Stockholders Meeting”	6.4(a)
“Company Termination Fee”	8.5(b)
“Compliant”	9.15
“Confidentiality Agreement”	9.7
“Consent”	4.4(a)
“Continuation Period”	6.9(a)
“Continuing Employee”	6.9(a)
“Contracts”	4.4(b)
“COVID-19”	9.15
“D&O Insurance”	6.11(b)
“Debt Commitment Letter”	5.7(a)(i)
“Debt Financing”	5.7(a)(i)
“Debt Payoff Letter”	6.17(a)
“Definitive Financing Agreements”	6.19(a)
“DGCL”	1.1
“Dissenting Stockholders”	3.1(a)(i)
“Effective Time”	1.3
“Environmental Law”	9.15
“Equity Commitment Letter”	5.7(a)(i)
“Equity Financing”	5.7(a)(i)
“Equity Investor”	5.7(a)(i)
“ERISA”	9.15
“Exchange Act”	4.4(a)
“Exchange Fund”	3.2(a)
“Exchange Ratio”	9.15
“Excluded Shares”	3.1(a)(i)
“Existing A/R Securitization Agreement”	6.17(b)
“Existing Credit Agreement”	6.17(a)
“Extended Termination Date”	8.2(a)
“FCA”	9.15
“FCA Approval”	9.15
“FCA Regulated Entity”	9.15
“FCPA”	4.11(b)
“FSMA”	9.15
“Financial Statements”	9.15
“Financing”	5.7(a)(i)
“Financing Indemnitees”	6.19(g)
“Foreign Company Plan”	4.9(e)
“Foreign Investment and Competition Laws”	4.4(a)

A-v

Defined Term	Section
“GAAP”	9.15
“Go-Shop Period”	6.2(a)
“Go-Shop Termination Fee”	8.5(b)
“Government Official”	9.15
“Governmental Entity”	4.4(a)
“Guarantor”	5.7(g)
“Holdco”	3.5(b)
“Holdco Common Stock”	3.5(b)
“HSR Act”	4.4(a)
“Indebtedness”	9.15
“Indemnified Parties”	6.11(a)
“Information Technology Systems”	9.15
“Intellectual Property”	9.15
“Intervening Event”	9.15
“Knowledge of the Company”	9.15
“Law”	9.15
“Leased Real Property”	4.19
“Lenders”	9.15
“Licenses”	4.11(a)
“Lien”	4.2(d)
“Limited Guarantee”	5.7(g)
“Marketing Period”	9.15
“Material Contracts”	4.12(p)
“Merger”	Recitals
“Merger Consideration”	3.1(a)(i)
“Merger Sub”	Preamble
“New Commitment Letter”	6.19(d)
“No-Shop Period Start Date”	6.2(a)
“NYSE”	9.15
“OFAC”	4.11(e)
“Order”	9.15
“Owned Real Property”	4.19
“Parent”	Preamble
“Parent Material Adverse Effect”	9.15
“Parent Related Parties”	8.5(g)
“Parent Termination Fee”	8.5(d)
“Paying Agent”	3.2(a)
“Payment”	8.5(f)
“PBGC”	4.9(d)
“Permitted Liens”	9.15
“Person”	9.15
“Personal Data”	9.15
“Preferred Shares”	4.2(a)

A-vi

Defined Term	Section
“Privacy Laws”	9.15
“Privacy Requirements”	9.15
“Processing”	9.15
“Proceedings”	4.7
“Proxy Statement”	6.3(a)
“Registered IP”	4.16(a)
“Regulatory Actions”	6.5(d)
“Reimbursement and Enforcement Cap”	8.5(h)
“Representatives”	6.2(a)
“Required Financial Information”	9.15
“Required Amount”	5.7(d)
“Rollover Restricted Stock”	3.5(d)
“Rollover RSU”	3.5(b)
“RSU Consideration”	3.5(c)
“RS Consideration”	3.5(e)
“Sarbanes-Oxley Act”	4.5(a)
“SEC”	4.5(a)
“Second Request”	6.5(b)
“Securities Act”	4.4(a)
“Security Incident”	9.15
“Shares”	3.1(a)(i)
“Solvent”	9.15
“Specified Acquisition”	6.5(b)
“Staff”	6.3(a)
“Subsidiary”	9.15
“Superior Proposal”	9.15
“Surviving Corporation”	1.1
“Takeover Statute”	4.13
“Tax”	9.15
“Tax Return”	9.15
“Taxable”	9.15
“Termination Date”	8.2(a)
“Treasury Regulations”	9.15
“Uncertificated Shares”	3.1(a)(i)
“Unvested Company Restricted Stock”	3.5(d)
“Unvested Company RSU”	3.5(b)
“Vested Company RSU”	3.5(c)
“Vested Company Restricted Stock”	3.5(e)
“Voting Agreements”	Recitals
“Willful Breach”	9.15

A-vii

AGREEMENT AND PLAN OF MERGER
This AGREEMENT AND PLAN OF MERGER (this “Agreement”), is entered into as of March 23, 2025, by and among Dun & Bradstreet Holdings, Inc., a Delaware corporation (the “Company”), Denali Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and Denali Buyer, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”).
RECITALS
WHEREAS, the board of directors of the Company, by resolutions duly adopted, has unanimously (a) approved and declared advisable this Agreement and the transactions contemplated hereby, including the merger of Merger Sub with and into the Company with the Company surviving the merger as the surviving corporation (the “Merger”), upon the terms and subject to the conditions set forth in this Agreement, (b) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (c) subject to Section 6.2, resolved to recommend to its stockholders the adoption of this Agreement;
WHEREAS, the board of directors of Parent, by resolutions duly adopted, has unanimously (a) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement and (b) determined that the Merger is fair to, and in the best interests of, Parent and its stockholder(s);
WHEREAS, the board of directors of Merger Sub, by resolutions duly adopted, has unanimously (a) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (b) determined that the Merger is fair to, and in the best interests of Merger Sub and its sole stockholder, (c) resolved to recommend to its sole stockholder the adoption of this Agreement and (d) directed that this Agreement be submitted to the sole stockholder of Merger Sub for its adoption;
WHEREAS, concurrently with the execution and delivery of this Agreement, certain Company Stockholders have entered into voting agreements with Parent and Merger Sub (the “Voting Agreements”), pursuant to which, among other things, such Persons have agreed, on the terms and subject to the conditions set forth in the Voting Agreements, to vote all of such Persons’ Shares in favor of the adoption of this Agreement and the approval of the Merger and the other transactions contemplated by this Agreement; and
WHEREAS, the Company, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.
NOW, THEREFORE, in consideration of the premises, and of the representations, warranties, covenants and agreements contained herein, the receipt and sufficiency of which is acknowledged and agreed, the parties hereto agree as follows:
ARTICLE I
THE MERGER; CLOSING; EFFECTIVE TIME
1.1   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of Merger Sub shall thereupon cease. The Company shall be the surviving corporation in the Merger (in such capacity, sometimes hereinafter referred to as the “Surviving Corporation”), and become a wholly owned Subsidiary of Parent, and the separate corporate existence of the Company with all its rights, privileges, immunities, powers and franchises shall continue unaffected by the Merger, except as set forth in ARTICLE II. The Merger shall have the effects specified in the Delaware General Corporation Law (the “DGCL”), this Agreement and the Certificate of Merger (as defined below).
1.2   Closing.   Unless this Agreement shall have been terminated pursuant to ARTICLE VIII and unless otherwise mutually agreed in writing by the parties hereto, the closing of the Merger (the “Closing”) shall be conducted remotely via the electronic exchange of documents and signatures at 10:00 a.m., Eastern Time, on a date that is as soon as reasonably practicable, and in no event later than three (3) Business Days, following the day on which the last to be satisfied or waived of each of the conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall have been satisfied or waived in accordance with this Agreement (the date on which the Closing occurs is referred to as the “Closing Date”). Notwithstanding the foregoing, if the Marketing Period has not ended at the time of the satisfaction or waiver of the conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), then the Closing shall occur instead on the date that is the earlier to occur of (i) any Business Day during the Marketing Period as may be specified by Parent on no less than two (2) Business Days’ prior written notice to the Company and (ii) one (1) Business Day following the final day of the Marketing Period, in each case, subject to the satisfaction or waiver of the conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions).
1.3   Effective Time.   Concurrently with the Closing, the Company and Parent will cause a Certificate of Merger with respect to the Merger (the “Certificate of Merger”) to be executed, acknowledged and filed with the Secretary of State of the State of Delaware as provided in the DGCL. The Merger shall become effective on the date and at the time when the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed upon by the Company and Parent in writing and set forth in the Certificate of Merger in accordance with the DGCL (the “Effective Time”).
ARTICLE II
ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS
OF THE SURVIVING CORPORATION
2.1   The Certificate of Incorporation.   At the Effective Time, the certificate of incorporation of the Surviving Corporation (the “Certificate of Incorporation”) shall be amended to read as the certificate of incorporation of Merger Sub in effect immediately prior to the Effective Time, except (a) that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation and (b) for such changes as are agreed by the parties and necessary to comply with Section 6.11 and the terms of this Agreement, and as such shall be the Certificate of Incorporation until thereafter amended as provided therein or by applicable Law, subject to Section 6.11.
2.2   The Bylaws.   At the Effective Time, the bylaws of Merger Sub in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Corporation (the “Bylaws”), except (a) that references to the name of Merger Sub shall be replaced by the name of the Surviving Corporation and (b) for such changes as are agreed by the parties and necessary to comply with Section 6.11, and as such shall be the Bylaws until thereafter amended as provided therein or by applicable Law, subject to Section 6.11.
2.3   Directors of Surviving Corporation.   The parties hereto shall take all actions necessary so that the directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation to hold office until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.
2.4   Officers of the Surviving Corporation.   The parties hereto shall take all actions necessary so that the officers of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the DGCL, the Certificate of Incorporation and the Bylaws.
ARTICLE III
EFFECT OF THE MERGER ON SECURITIES;
EXCHANGE
3.1   Effect on Capital Stock.
(a)   At the Effective Time, as a result of the Merger and without any action on the part of the holder of any securities of the Company, Parent or Merger Sub, except as otherwise agreed between the holder of such securities and Parent:

(i)   Merger Consideration.   Each share of common stock, par value $0.0001, of the Company (the “Shares” and each a “Share”) issued and outstanding immediately prior to the Effective Time (other than Shares owned by (x) Parent or Merger Sub or any of their respective Subsidiaries, (y) the Company as treasury stock (each such Share referred to in clauses (x) and (y) above, an “Excluded Share” and, collectively, the “Excluded Shares”) and (z) stockholders (“Dissenting Stockholders”) who have perfected and not withdrawn a demand for appraisal rights in accordance with Section 262 of the DGCL) shall be converted into the right to receive $9.15 per Share in cash, without interest thereon (the “Merger Consideration”). At the Effective Time, all of the Shares (other than Excluded Shares and Shares owned by Dissenting Stockholders) shall cease to be outstanding, shall be cancelled and shall cease to exist, and (A) each certificate (a “Certificate”) formerly representing any of the Shares (other than the Excluded Shares and Shares owned by Dissenting Stockholders) and (B) each book-entry account formerly representing any uncertificated Shares (“Uncertificated Shares”) (other than Excluded Shares and Shares owned by Dissenting Stockholders) shall thereafter represent only the right to receive the Merger Consideration, and the holders thereof shall cease to have any rights with respect to such Shares other than the right to receive the Merger Consideration upon surrender thereof in accordance with Section 3.2, and each Certificate and Uncertificated Share formerly representing Shares owned by Dissenting Stockholders shall thereafter represent only the right to receive the payment of which reference is made in Section 3.3.
(ii)   Cancellation of Excluded Shares and each Share owned by Dissenting Stockholders.    Subject to Section 3.3, each Excluded Share and each Share owned by Dissenting Stockholders outstanding as of immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Company, Parent, Merger Sub or the holder thereof, cease to be outstanding, shall be cancelled without payment of any consideration therefor and shall cease to exist.
(b)   Merger Sub.   Each share of common stock, par value $0.0001, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.0001, of the Surviving Corporation.
3.2   Exchange of Certificates.
(a)   Paying Agent.   At or prior to the Effective Time, Parent shall deposit, or cause to be deposited, with a paying agent selected by Parent with the Company’s prior written approval, which shall not be unreasonably withheld, conditioned or delayed (the “Paying Agent”), for the benefit of the holders of Shares, an aggregate amount of cash comprising approximately the amounts required to be delivered pursuant to Section 3.1(a) in respect of Shares (other than Excluded Shares and Shares owned by Dissenting Stockholders) (such aggregate amount of cash being hereinafter referred to as the “Exchange Fund”). The Paying Agent shall invest the Exchange Fund as directed by Parent; provided that (i) such investments shall be an obligation of, or guaranteed by, the United States of America, in commercial paper obligations rated A-1 or P-1 or better by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation, respectively, or in certificates of deposit, bank repurchase agreements or bankers’ acceptances of commercial banks and (ii) no such investment (or losses thereon) shall affect the amount of Merger Consideration payable to the holders of Shares pursuant to Section 3.1(a). To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for any other reason below the level required to make prompt cash payment of the Merger Consideration as contemplated hereby, Parent shall promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient to make all cash payments required pursuant to Section 3.1(a). No later than five (5) Business Days prior to the Closing Date, Parent shall enter into an agreement with the Paying Agent, in form and substance reasonably satisfactory to the Company (which confirmation of satisfaction shall not be unreasonably withheld, conditioned or delayed), to effect the applicable terms of this Agreement. Parent shall cause the Paying Agent to make, and the Paying Agent shall make, delivery of the Merger Consideration from the Exchange Fund in accordance with this Agreement.
(b)   Exchange Procedures.   Promptly after the Effective Time (and in any event within two (2) Business Days thereafter), Parent shall cause the Paying Agent to mail to each holder of record of a Certificate representing Shares outstanding immediately prior to the Effective Time (other than Excluded Shares and Shares owned by Dissenting Stockholders): (i) a letter of transmittal in customary form advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger

Consideration, and specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 3.2(e)) and (ii) instructions for use in effecting the surrender of such Certificates (or affidavits of loss in lieu of such Certificates as provided in Section 3.2(e)). Upon the surrender of a Certificate (or affidavit of loss in lieu thereof as provided in Section 3.2(e)) to the Paying Agent in accordance with the terms of such transmittal materials, the holder of such Certificate shall be entitled to receive in exchange therefor an amount in immediately available funds (or, if no wire transfer instructions are provided, a check, and in each case, after giving effect to any required Tax withholding provided in Section 3.2(f)) equal to the cash amount that such holder is entitled to receive pursuant to Section 3.1(a), and the Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on any amount payable to holders of Certificates. In the event of a transfer of ownership of Shares represented by a Certificate that is not registered in the transfer records of the Company, a check for any cash to be paid upon due surrender of the Certificate may be issued or paid to such a transferee if the Certificate formerly representing such Shares is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence that any applicable stock transfer Taxes have been paid or are not applicable, in each case, reasonably acceptable to Parent (not to be unreasonably withheld, delayed or conditioned). Any compensatory amounts payable pursuant to this Agreement shall be made through the Surviving Company’s payroll procedures on the next administratively practicable payroll date following the Effective Time. None of Parent, Merger Sub, the Company or the Surviving Corporation shall have any liability for the transfer Taxes and other similar Taxes described in the foregoing sentence.
(c)   Transfers.   From and after the Effective Time, there shall be no transfers on the stock transfer books of the Company of the Shares that were outstanding immediately prior to the Effective Time.
(d)   Termination of Exchange Fund.   Any portion of the Exchange Fund (including the proceeds of any investments of the Exchange Fund) that remains unclaimed by the stockholders of the Company for twelve (12) months after the Effective Time shall be delivered, at Parent’s option, to Parent or the Surviving Corporation. Any holder of Shares (other than Excluded Shares) who has not theretofore complied with this ARTICLE III shall thereafter look only to Parent for delivery of any payment of cash (after giving effect to any required Tax withholdings as provided in Section 3.2(f)) upon due surrender of its Certificates (or affidavits of loss in lieu of the Certificates as provided in Section 3.2(e)), without any interest thereon. Notwithstanding the foregoing, none of the Surviving Corporation, Parent, the Paying Agent or any other Person shall be liable to any former holder of Shares for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar Laws. To the fullest extent permitted by Law, immediately prior to the date any Merger Consideration would otherwise escheat to or become the property of any Governmental Entity, such Merger Consideration shall become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.
(e)   Lost, Stolen or Destroyed Certificates.   In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit (in form and substance satisfactory to the Surviving Corporation) of that fact by the Person claiming such Certificate to be lost, stolen or destroyed to the Paying Agent or the Surviving Corporation, the posting by such Person of a bond in customary amount and upon such terms as may be required by Parent as an indemnity against any claims that may be made against it, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the cash that would have been issuable or payable pursuant to the provisions of this ARTICLE III (after giving effect to any required Tax withholdings as provided in Section 3.2(f)) had such lost, stolen or destroyed Certificate been surrendered.
(f)   Withholding Rights.   Each of Parent, Merger Sub, the Surviving Corporation and the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the United States Internal Revenue Code of 1986, as amended (the “Code”), or any other applicable state, local or foreign Tax Law. To the extent that amounts are so deducted or withheld by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, such deducted or withheld amounts shall be timely remitted by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as applicable, to the applicable Governmental Entity. To the extent that amounts are so deducted or withheld and timely remitted to the applicable Governmental Entity by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be. Except to the extent such withholding (i) is in respect of amounts treated as compensation for tax purposes or (ii) results from the failure to provide a validly executed IRS Form W-9 or W-8, Parent, Merger Sub, the Surviving Corporation or the Paying Agent, as the case may be, shall use commercially reasonable efforts to provide, at least fifteen (15) days prior to making any deduction or withholding pursuant to this Section 3.2(f), written notice to the Company of any anticipated deduction or withholding (together with the legal basis thereof) and shall cooperate in good faith to obtain any available exemption from, or reduction of, such deduction or withholding.
(g)   Uncertificated Shares.   Promptly after the Effective Time (and in any event within two (2) Business Days thereafter), Parent shall cause the Paying Agent to (i) mail to each registered holder of Uncertificated Shares (other than in respect of Excluded Shares and Shares owned by Dissenting Stockholders) materials advising such holder of the effectiveness of the Merger and the conversion of its Shares into the right to receive the Merger Consideration and (ii) deliver the cash that such holder is entitled to receive in respect of its Shares pursuant to Section 3.1(a) (after giving effect to any required Tax withholdings as provided in Section 3.2(f)), without interest thereon.
3.3   Dissenters’ Rights.   Notwithstanding anything to the contrary herein, no Dissenting Stockholder shall be entitled to receive cash pursuant to the provisions of this ARTICLE III unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the DGCL, and any Dissenting Stockholder shall be entitled to receive only the payment provided by Section 262 of the DGCL with respect to Shares owned by such Dissenting Stockholder. If, after the Effective Time, any Person who otherwise would be deemed a Dissenting Stockholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to dissent under Section 262 of the DGCL or if a court of competent jurisdiction shall finally determine that the Dissenting Stockholder is not entitled to relief provided by Section 262 of the DGCL with respect to any Shares, such Shares shall thereupon be treated as though such Shares had been converted, as of the Effective Time, into the right to receive the Merger Consideration without interest and less any required Tax withholding. The Company shall give Parent written notice as promptly as practicable of any written demands for appraisal, attempted withdrawals of such demands, and any other instruments served pursuant to applicable Law received by the Company relating to stockholders’ rights of appraisal. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisal, offer to settle or settle any such demands or approve any withdrawal of any such demands. Parent shall have the right to participate in and direct and control all negotiations and proceedings with respect to any such demands. Any amounts required to be paid in respect of any Shares held by a Dissenting Stockholder shall be paid by the Surviving Corporation.
3.4   Adjustments to Prevent Dilution.   In the event that the Company changes the number of Shares or securities convertible or exchangeable into or exercisable for any such Shares, in each case issued and outstanding prior to the Effective Time as a result of a distribution, reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, subdivision, or other similar transaction, the Merger Consideration shall be equitably adjusted to eliminate the effects of such event on the Merger Consideration; provided that nothing in this Section 3.4 shall be construed to permit the Company or any of its Subsidiaries or any other Person to take any action that would otherwise be prohibited by the terms of this Agreement.
3.5   Treatment of Equity Awards.
(a)   Treatment of Stock Options.   At the Effective Time, with respect to each outstanding option to purchase Shares (other than rights to purchase Shares under the Company ESPP) (a “Company Option”) granted under the Dun & Bradstreet 2020 Omnibus Incentive Plan (the “Company Stock Plan”), whether vested or unvested, such Company Option shall terminate and be cancelled as of immediately prior to the Effective Time, without any consideration being payable in respect thereof, and have no further force or effect. From and after the Effective Time, each Company Option shall no longer be exercisable by the former holder thereof.

(b)   Treatment of Unvested Restricted Stock Units.   At the Effective Time, each unvested restricted stock unit subject to time-based or performance-based vesting conditions that is not a Director RSU (a “Unvested Company RSU”) granted under the Company Stock Plan outstanding as of immediately prior to the Effective Time, shall be assumed and converted into a restricted stock unit of common stock (the “Holdco Common Stock”) of the indirect parent of Parent (“Holdco”, and such restricted stock unit, a “Rollover RSU”), with the same time-based (only) vesting as the applicable Unvested Company RSU. The Rollover RSU shall reflect the right to receive a number of shares of Holdco Common Stock equal to the number shares of Company Common Stock subject the Unvested Company RSU multiplied by the Exchange Ratio. In addition, each Rollover RSU shall continue to be entitled to all accumulated but unpaid dividend equivalent rights with respect to the corresponding Unvested Company RSU through the Closing Date, with such amounts to be paid as, if and when such Rollover RSU vests. Each Unvested Company RSU so assumed and converted shall otherwise continue to be subject to the terms and conditions of the Company Stock Plan and applicable award agreements (including any terms and conditions related to accelerated vesting upon a termination of employment following the Merger (“Accelerated RSU Terms”), with such Accelerated RSU Terms being extended through the life of the time-based vesting schedule applicable to the Rollover RSU), with such changes as are necessary to reflect that the Company Stock Plan will be administered and held by Holdco following the Effective Time; provided, however, that the Rollover RSUs shall be amended to (i) following the date on which the applicable Rollover RSUs vest (or are otherwise required to be sold or converted into other securities), permit the holder thereof to sell to Holdco at any time the shares underlying such Rollover RSUs at a price per share equal to the Merger Consideration (with such sale being consummated as promptly as practicable, but in no event longer than three (3) Business Days) and (ii) permit Holdco to redeem the Rollover RSUs and the shares underlying such Rollover RSUs at any time at a price per share equal to the Merger Consideration (as the same may be adjusted to reflect the number of shares subject to the Rollover RSUs based on the Exchange Ratio as provided above). The terms provided above shall also apply to any other equity award into which the Rollover RSU may be converted.
(c)   Treatment of Vested Restricted Stock Units.   At the Effective Time, each vested restricted stock unit subject to time-based or performance-based vesting conditions other than a Director RSU (a “Vested Company RSU”) and each Director RSU granted under the Company Stock Plan outstanding as of immediately prior to the Effective Time, shall terminate and be automatically cancelled as of immediately prior to the Effective Time in exchange for the right to receive a lump sum cash payment in the amount equal to (A) the sum of (i) the number of Shares underlying such Vested Company RSU or Director RSU, as applicable, multiplied by (ii) the Merger Consideration, plus (B) all accumulated but unpaid dividend equivalent rights with respect to such Vested Company RSU or Director RSU, as applicable (the “RSU Consideration”). The Surviving Corporation shall pay all or any portion of the RSU Consideration related to the Vested Company RSUs that becomes due and payable, net of any Taxes withheld, through the Surviving Corporation’s payroll on the first administratively practicable payroll date following such date on which the RSU Consideration becomes due and payable. The Surviving Corporation shall pay the RSU Consideration related to the Director RSUs through the Company’s accounts payable as soon as administratively practicable following the Effective Time.
(d)   Treatment of Unvested Company Restricted Stock.   Immediately prior to the Effective Time, each unvested Share subject to time-based or performance-based vesting, repurchase or other lapse restriction that is not a Director Restricted Stock Award (the “Unvested Company Restricted Stock”) granted under the Company Stock Plan outstanding immediately prior to the Effective Time, shall be assumed and converted into shares of Holdco Common Stock (the “Rollover Restricted Stock”), with the same time-based (only) vesting as the applicable Unvested Company Restricted Stock. The Rollover Restricted Stock shall reflect the number of shares of Holdco Common Stock equal to the number shares of Company Common Stock subject to the Unvested Company Restricted Stock multiplied by the Exchange Ratio. In addition, each share of Rollover Restricted Stock shall continue to be entitled to all accumulated but unpaid dividend equivalent rights with respect to the corresponding Unvested Company Restricted Stock through the Closing Date, with such amounts to be paid as, if and when such Rollover Restricted Stock vests. Each share of Unvested Company Restricted Stock so assumed and converted shall otherwise continue to be subject to the terms and conditions of the Company Stock Plan and applicable award agreements (including any terms and conditions related to accelerated vesting upon a termination of employment following the Merger (“Accelerated RS Terms”), with such Accelerated RS Terms being extended through the life of the time-based vesting schedule applicable to the Rollover Restricted Stock), with such changes as are necessary to reflect that the Company Stock Plan will be administered and held by Holdco following the Effective Time, provided, however, that the Rollover Restricted Stock shall be amended to (i) following the date on which the applicable Rollover Restricted Stock vests (or is otherwise required to be sold or converted into other securities), permit the holder thereof to sell to Holdco at any time the shares underlying such Rollover Restricted Stock at a price per share equal to the Merger Consideration and (ii) permit Holdco to redeem the Rollover Restricted Stock at any time at a price per share equal to the Merger Consideration (as the same may be adjusted to reflect the number of shares subject to the Unvested Company Restricted Stock based on the Exchange Ratio as provided above). The terms provided above shall also apply to any other equity award into which the Unvested Company Restricted Stock may be converted.
(e)   Treatment of Vested Company Restricted Stock.   Immediately prior to the Effective Time, each vested Share subject to time-based or performance-based vesting, repurchase or other lapse restrictions other than a Director Restricted Stock Award (the “Vested Company Restricted Stock” and, together with the Unvested Company Restricted Stock, the “Company Restricted Stock”) and each Director Restricted Stock Award granted under the Company Stock Plan outstanding immediately prior to the Effective Time, shall be cancelled and converted automatically into the right to receive a lump sum cash payment in the amount equal to (A) the sum of (i) the number of shares of Vested Company Restricted Stock or Director Restricted Stock Award, as applicable, multiplied by (ii) the Merger Consideration, plus (B) all accumulated but unpaid dividend equivalent rights with respect to such Vested Company Restricted Stock or Director Restricted Stock Award, as applicable (the “RS Consideration”). The Surviving Corporation shall pay all or any portion of the RS Consideration related to the Vested Company Restricted Stock that becomes due and payable, net of any Taxes withheld, through the Surviving Corporation’s payroll on the first administratively practicable payroll date following such date on which the RSU Consideration becomes due and payable. The Surviving Corporation shall pay the RS Consideration related to the Director Restricted Stock through the Company’s accounts payable as soon as administratively practicable following the Effective Time.
(f)   Treatment of the Employee Stock Purchase Plan.   With respect to the Company’s Employee Stock Purchase Plan (the “Company ESPP”), as soon as practicable following the Effective Time, the board of directors of the Company (or a committee thereof) will adopt resolutions or take such other actions as may be required to provide that each individual participating in the ESPP on the date hereof will not be permitted to (x) increase his or her payroll contribution rate pursuant to the Company ESPP from the rate in effect as of the date hereof; or (y) make separate non-payroll contributions to the Company ESPP on or following the date hereof, except as may be required by Law. No individual who is not participating in the Company ESPP as of the date hereof will be allowed to commence participation in the Company ESPP following the date hereof. Prior to the Effective Time, the Company will take all actions that may be necessary to, effective upon the consummation of the Merger, cause the following treatment: (i) each participant’s accumulated Participant Contributions (as such term is defined in the Company ESPP) shall be used to purchase Shares no later than immediately prior to the Effective Time in accordance with the terms of the Company ESPP; provided that any Participant Contributions (as such term is defined in the Company ESPP) to a participant’s account as of immediately prior to the Effective Time that are insufficient to purchase one whole Share immediately prior to the Effective Time shall be distributed in cash to such participant on the first administratively practicable payroll date following the Effective Time, (ii) the Shares purchased thereunder shall be cancelled at the Effective Time and converted into the right to receive the Merger Consideration pursuant to Section 3.1 (which shall be paid out of the Exchange Fund in accordance with Section 3.2, without interest), and (iii) all Matching Credits (as such term is defined in the Company ESPP) that would be allocated to each participant’s Account (as such term is defined in the Company ESPP) assuming that the participant remained an Eligible Person (as such term is defined in the Company ESPP) through each Matching Date (as such term is defined in the Company ESPP), without regard to the occurrence of the annual anniversary of each applicable Quarter End (as such term is defined in the Company ESPP), for all Participant Contributions (as such term is defined in the Company ESPP) prior to the Effective Time, and disregarding the Holding Period Requirement (as such term is defined in the Company ESPP) and any other applicable restrictions or limitations, shall be credited (or deemed credited) on an accelerated basis immediately prior to the Closing Date and distributed in cash to such participant on the first administratively practicable payroll date following the Effective Time. The Company shall cause the Company ESPP to terminate immediately prior to and effective as of the Effective Time (but subject to the consummation of the Merger).
(g)   Further Action.   At or prior to the Effective Time, the Company, the board of directors of the Company and the compensation committee of the board of directors of the Company, as applicable, shall adopt any resolutions and take any actions which are reasonably necessary to effectuate the provisions of this Section 3.5. Prior to the Effective Time, the Company and Parent will cooperate in good faith to document any necessary changes to any Unvested Company RSUs or Unvested Company Restricted Stock necessary to implement the provisions of this Section 3.5.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as set forth in the corresponding sections or subsections of the disclosure letter delivered to Parent by the Company at the time of entering into this Agreement (the “Company Disclosure Letter”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Company Disclosure Letter shall be deemed to be disclosed with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement to the extent the qualifying nature of such disclosure with respect to such other section or subsection is reasonably apparent on the face of such disclosure) or (b) as disclosed in any Company Reports filed with the SEC on or after January 1, 2024 and prior to the second (2nd) Business Day prior to the date of this Agreement (excluding any disclosures (other than statements of historical fact) contained in any “Forward-Looking Statements”, “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk” sections of such Company Reports and any other disclosures included or referenced in any such Company Reports that are cautionary, predictive or forward looking in nature) (it being acknowledged and agreed that nothing disclosed in the Company Reports will be deemed to modify or qualify the representations and warranties set forth in Section 4.2 and the first sentence of Section 4.6), the Company hereby represents and warrants to Parent and Merger Sub as follows:
4.1   Organization, Good Standing and Qualification.
(a)   The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified or in good standing to do business and is in good standing as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such qualification, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger. Prior to the date of this Agreement, the Company has made available to Parent complete and correct copies of the Amended and Restated Certificate of Incorporation of the Company, dated July 2, 2020 (as further amended on June 12, 2024, the “Company Certificate of Incorporation”) and the Restated Bylaws of the Company, dated July 2, 2020 (the “Company Bylaws”). The Company is not in violation of the Company Certificate of Incorporation or the Company Bylaws in any material respect.
(b)   Each of the Company’s Subsidiaries is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization (to the extent such concept exists in such jurisdiction) and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified or in good standing to do business and is in good standing as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger. Prior to the date of this Agreement, the Company has made available to Parent true, correct and complete copies of the certificates of incorporation, bylaws and other similar organizational documents of each “significant subsidiary” (as defined in

Rule 1-02(w) of Regulation S-X promulgated by the SEC) of the Company. No Subsidiary of the Company is in violation of its charter, bylaws or other similar organizational documents, except for such violations as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
4.2   Capital Structure.
(a)   The authorized capital stock of the Company consists of (x) 2,000,000,000 Shares and (y) 25,000,000 preferred shares, par value $0.001 per share (the “Preferred Shares”). As of the close of business on March 20, 2025 (the “Capitalization Date”), (i) 446,430,167 Shares were issued and outstanding (11,101,917 of which were Company Restricted Stock), (ii) 1,848,280 Shares were held in the treasury of the Company, (iii) no Shares were held by any Subsidiary of the Company, (iv) no Preferred Shares were issued or outstanding and (v) 21,034,248 Shares were reserved for issuance under the Company Stock Plan (of which 10,801,369 Shares were subject to outstanding Company Options and 1,518,390 Shares were subject to outstanding Company RSUs, each as granted under the Company Stock Plan). All of the outstanding Shares have been duly authorized and validly issued and are fully paid and nonassessable (and free of preemptive rights, and were not issued in violation of any preemptive or other similar rights or applicable Law). As of the Capitalization Date, 362,503 Shares are reserved for issuance under the Company ESPP.
(b)   From the Capitalization Date to the execution of this Agreement, the Company has not issued any Shares, except pursuant to the exercise of Company Options, or the settlement of Company RSUs, in each case in accordance with their respective terms, and, since the Capitalization Date, except as expressly permitted by this Agreement for the period following the date of this Agreement, the Company has not granted any Company Options, Company Restricted Stock, or Company RSUs.
(c)   Except as set forth in Section 4.2(a), as of the date of this Agreement, there are no preemptive or outstanding (i) shares of capital stock or equity securities or obligations of the Company or its Subsidiaries convertible into or exchangeable for shares of capital stock or other equity or voting securities of the Company or its Subsidiaries or (ii) rights, options, warrants, conversion rights, stock appreciation rights, redemption rights, repurchase rights, agreements, arrangements, calls, rights of first refusal, rights of first offer, “phantom” stock rights, equity-based compensation, contingent value rights, subscriptions, commitments or rights of any kind that obligate the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity or voting securities of the Company or any of its Subsidiaries or any securities or obligations convertible into or exchangeable or exercisable for, or giving any Person a right to subscribe for or acquire from the Company or any of its Subsidiaries any equity or voting securities of the Company or any of its Subsidiaries. The Company does not have outstanding any bonds, debentures, notes or other obligations that grant the holders thereof the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Each Company Option, Company Restricted Stock and Company RSU was granted in accordance with the terms of the Company Stock Plan and all other applicable Law.
(d)   Section 4.2(d) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list identifying (i) each of the Company’s Subsidiaries and the ownership interest of the Company and its Subsidiaries in each such Subsidiary and (ii) any other Person in which the Company or any of its Subsidiaries holds capital stock or other equity interest (other than securities held by any employee benefit plan of the Company or any of its Subsidiaries or any trustee, agent or other fiduciary in such capacity under any such employee benefit plan). No Subsidiary of the Company owns any Shares. To the extent applicable in the relevant jurisdiction and for the applicable entity type, each of the outstanding shares of capital stock or other securities of each of the Company’s Subsidiaries has been duly authorized and validly issued and is fully paid and nonassessable (and were not issued in violation of applicable Law) and is owned by the Company or by a direct or indirect Subsidiary of the Company, free and clear of any lien, license, charge, pledge, security interest, claim or other encumbrance (each, a “Lien”) (except for Permitted Liens and Liens arising under applicable securities Laws).
(e)   Section 4.2(e) of the Company Disclosure Letter accurately sets forth the following information with respect to all Company Options, Company Restricted Stock, or Company RSUs outstanding as of 5:00 p.m., Eastern Time, on the Capitalization Date: (i) the name of the holder of such Company Option, Company Restricted Stock, or Company RSU; (ii) the number of Shares subject to such Company Option,

Company Restricted Stock, or Company RSU; (iii) if such award is a Company Option, the exercise price of such Company Option; (iv) the date on which such Company Option, Company Restricted Stock, or Company RSU was granted; (v) the date on which such Company Option, Company Restricted Stock, or Company RSU expires; and (vi) if such award is a Company RSU, the dates on which Shares are scheduled to be delivered, if different from the applicable vesting schedule. The exercise price of each outstanding Company Option is no less than the fair market value of a Share, as determined on the date of grant of such Company Option.
4.3   Corporate Authority and Approval.   The Company has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement, subject only to the adoption of this Agreement by the holders of a majority of the outstanding Shares (the “Company Requisite Vote”). This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (the “Bankruptcy and Equity Exception”). As of the date of this Agreement, the board of directors of the Company has by resolutions duly adopted, unanimously (a) (i) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement, (ii) determined that the Merger is fair to, and in the best interests of, the Company and its stockholders and (iii) subject to Section 6.2, resolved to recommend to its stockholders the adoption of this Agreement (the “Company Recommendation”) and (b) directed that this Agreement be submitted to the holders of Shares for their adoption.
4.4   Governmental Filings; No Violations.
(a)   Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3, (ii) the rules and regulations of the NYSE, (iii) the necessary filings, notices, reports, consents, registrations, approvals, permits, expirations of waiting periods, clearances or authorizations (any of the foregoing being a “Consent”) required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or any other applicable Laws designed to govern competition, trade regulation or foreign investment, or to prohibit, restrict or regulate action with the purpose or effect of monopolization, restraint of trade or foreign investment for the purposes of national security, public order or defense matters (collectively, the “Foreign Investment and Competition Laws”) in connection with the Merger, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Securities Act of 1933, as amended (the “Securities Act”) and (iv) FCA Approval, no filings, notices or reports are required to be made by the Company or its Subsidiaries with, nor are any Consents required to be obtained by the Company or its Subsidiaries from, any domestic, foreign or transnational governmental, competition or regulatory authority, court, arbitral tribunal agency, commission, body or other legislative, executive or judicial governmental entity or self-regulatory agency (each, a “Governmental Entity”) in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Merger and the other transactions contemplated hereby, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger.
(b)   Subject to the receipt of the consents, clearances, approvals, authorizations, expirations or terminations of any waiting period and other requirements set forth in Section 4.4(a) or on Section 4.4(a) of the Company Disclosure Letter, and except for the Existing Credit Agreement, Existing A/R Securitization Agreement and the Company Notes, the execution, delivery and performance of this Agreement by the Company do not, and the consummation by the Company of the Merger and the other transactions contemplated hereby will not, (i) constitute or result in, subject in the case of the consummation of the Merger, to obtaining the Company Requisite Vote, a breach or violation of, or contravention or a default under, the Company Certificate of Incorporation or the Company Bylaws, (ii) constitute or result in, with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets of the Company or any of its Subsidiaries pursuant to, any agreement, lease, license, contract, consent, settlement, note, mortgage, indenture, arrangement, understanding or other obligation (each, a “Contract” and, collectively, the “Contracts”) binding upon the Company or any of its Subsidiaries, or, (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby) the Consents referred to in Section 4.4(a) are made or obtained and receipt of the Company Requisite Vote, conflict with or violate any Law or License to which the Company or any of its Subsidiaries is subject, except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger.
4.5   Company Reports; Financial Statements.
(a)   The Company has filed or furnished, as applicable, on a timely basis, all forms, statements, certifications, reports and documents required to be filed or furnished by it with or to the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Exchange Act or the Securities Act since January 1, 2022 (the “Applicable Date”) (the forms, statements, reports and documents filed with or furnished to the SEC since the Applicable Date and those filed with or furnished to the SEC subsequent to the date of this Agreement, in each case as amended, the “Company Reports”). Each of the Company Reports, at the time of its filing or being furnished, complied as to form or, if not yet filed or furnished, will comply as to form, in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and any rules and regulations promulgated thereunder applicable to the Company Reports. As of their respective filing dates (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), the Company Reports did not, and any Company Reports filed with or furnished to the SEC subsequent to the date of this Agreement will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. There are no outstanding or unresolved comments in comment letters from the SEC or the Staff with respect to any of the Company Reports. To the Knowledge of the Company, none of the Company Reports is the subject of ongoing SEC review or outstanding SEC investigation. None of the Company’s Subsidiaries is required to file any forms, reports, registrations, statements or other documents with the SEC.
(b)   The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the NYSE.
(c)   The Company, and each of the Company’s Subsidiaries, maintains disclosure controls and procedures (as defined in, and required by, Rule 13a-15(e) or 15d-15(e) under the Exchange Act) that are sufficient to provide reasonable assurance that material information required to be disclosed by the Company in its filings with the SEC under the Exchange Act is recorded and reported on a timely basis to the individuals responsible for the preparation of the Company’s filings with the SEC under the Exchange Act. The Company maintains internal controls over financial reporting (as defined in, and required by, Rule 13a-15(f) or 15d-15(f), as applicable, under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Since the Applicable Date, the Company has not received any notification of (i) any “significant deficiencies” or “material weaknesses” in the design or operation of its internal controls over financial reporting, (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal control over financial reporting or (iii) any substantiated complaints regarding a material violation of accounting procedures, internal accounting controls or auditing matters, including from employees of the Company or its Subsidiaries regarding questionable accounting, auditing or legal compliance matters, in each case that would be reasonably expected to adversely affect the Company’s ability to record, process, summarize and report financial information. Since the Applicable Date, to the Knowledge of the Company, the Company and each of its officers and directors, have been and are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder. Each of the consolidated balance sheets included in or incorporated by reference into the Company Reports (including the related notes and schedules) fairly presents, in each case, in all material respects, the consolidated financial position of the Company and its Subsidiaries, as of the date of such balance sheet, and each of the consolidated statements of income, cash flows and changes in stockholders’ equity (deficit) included in or incorporated by reference into the Company Reports (including any related notes and schedules) fairly presents, in each case, in all material respects, the results of operations, retained earnings (loss) and changes in financial position, as the case may be, of the Company and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments that are not or will not be material in amount or effect), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein or in the notes thereto. Since the Applicable Date, there have been no changes in any of the Company’s accounting policies or in the methods of making accounting estimates or changes in estimates that, individually or in the aggregate, are material to the financial statements (including, any related notes thereto) of the Company and its Subsidiaries contained in the Company Reports, except as described in the Company Reports or except as may have been required or permitted by any Governmental Entity. The reserves reflected in such financial statements have been determined and established in accordance with GAAP and have been calculated in a consistent manner.
(d)   Neither the Company nor any of its Subsidiaries is, or has any commitment to become, a party to any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S K under the Securities Act), where the purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company Reports (including any audited financial statements and unaudited interim financial statements of the Company included therein).
4.6   Absence of Certain Changes.   Since January 1, 2024 and through the date of this Agreement, there has not been any change, event, occurrence, condition, effect, circumstance or development which has had or would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Since January 1, 2024 and through the date of this Agreement, other than with respect to the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby, the Company and its Subsidiaries have conducted their respective businesses in the ordinary course of such businesses in all material respects.
4.7   Litigation.   As of the date of this Agreement, there are no civil, criminal, or administrative actions, suits, demands, claims, arbitrations, mediations, hearings, examinations, notices of violation, investigations, proceedings, demand letters, settlements, or enforcement actions (“Proceedings”), pending or, to the Knowledge of the Company, threatened in writing by or against the Company or any of its Subsidiaries, except for those that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of any Order that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or that would prevent, materially delay or materially impair the ability of the Company to consummate the Merger.
4.8   No Undisclosed Liabilities.   There are no obligations or liabilities of the Company or any of its Subsidiaries, whether or not accrued, whether known or unknown, on- or off- balance sheet, contingent, absolute or otherwise other than (a) liabilities or obligations to the extent disclosed, reflected, reserved against or otherwise provided for in the consolidated balance sheet of the Company as of December 31, 2024 and the notes thereto set forth in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024 (the “Company Balance Sheet”), (b) liabilities or obligations incurred in the ordinary course of business consistent with past practice (none of which is a liability for breach of contract, breach of warranty, tort, infringement, violation of Law, or that relates to any cause of action, claim or other Proceeding) since December 31, 2024, (c) liabilities or obligations arising out of this Agreement or the transactions contemplated hereby or (d) liabilities or obligations that have not had and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger.

4.9   Employee Benefits.
(a)   Each material Company Plan as of the date of this Agreement is listed in Section 4.9 of the Company Disclosure Letter. True and complete copies of each of the material Company Plans (or, if unwritten, a written summary thereof) and, as applicable, the most recent actuarial and financial reports, the most recent summary plan description for each Company Plan and copies of all Internal Revenue Service determinations in the case of all Company Plans intended to qualify under Section 401(a) of the Code are publicly available or have been provided or made available to Parent on or prior to the date of this Agreement.
(b)   All Company Plans are in compliance with applicable Laws (including, if applicable, ERISA and the Code), except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.
(c)   Except as would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect, each Company Plan that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination, opinion or advisory letter from the Internal Revenue Service and, to the Knowledge of the Company, circumstances do not exist that are likely to result in the loss of the qualification of such plan under Section 401(a) of the Code. Each such Company Plan has been maintained, funded, operated and administered in accordance with its terms and the applicable provisions of ERISA and the Code and the regulations thereunder and all other applicable Laws and written Company Plan documents, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(d)   With respect to any Company Plan subject to the minimum funding requirements of Section 412 of the Code or Title IV of ERISA, (i) no liability under Title IV of ERISA has been incurred that is due or pending and that has not been satisfied in full and no condition exists that is likely to cause the Company or any ERISA Affiliate to incur any liability thereunder, other than liability for premiums due to the Pension Benefit Guaranty Corporation (the “PBGC”), (ii) no failure to satisfy the “minimum funding standards” within the meaning of section 302 of ERISA and Section 412 of the Code has occurred, (iii) no “reportable event” (as defined in Section 4043(c) of ERISA) for which the thirty (30)-day notice requirement has not been waived has occurred or is reasonably expected to result and (iv) there has been no determination that any such plan is, or is expected to be, in “at risk” status (within the meaning of Section 303 of ERISA). Neither the Company nor any ERISA Affiliate, within the past six (6) years, has ever maintained, sponsored, participated in, contributed to, or has any liability, whether actual or contingent in respect of (i) a “multiemployer plan” (within the meaning of Section (3)(37) of ERISA). Neither the Company nor any of its Subsidiaries, within the past six (6) years, has ever maintained, sponsored, participated in contributed to, or has any liability, whether actual or contingent in respect of (i) a “multiple employer plan” as defined in Section 413(c) of the Code or (ii) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA.
(e)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, with respect to each Company Plan that is subject to the Laws of a jurisdiction other than the United States (each, a “Foreign Company Plan”): (i) each Foreign Company Plan has been established, maintained and administered in all material respects in accordance with its terms and applicable Laws, and if intended to qualify for special tax treatment, meets all the requirements for such treatment; (ii) all employer and employee contributions to each Foreign Company Plan required by its terms or by applicable Law have been made or, if applicable, accrued in accordance with generally accepted accounting practices in the applicable jurisdiction and any other payments (including insurance premiums) otherwise due in respect of a Foreign Plan have been paid in full; and (iii) each Foreign Company Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.
(f)   All contributions or payments required to be made by the Company or its Subsidiaries under each Company Plan, as of the date of this Agreement, have been timely made and all obligations in respect of each Company Plan have been properly accrued and reflected in the most recent consolidated balance sheet filed or incorporated by reference in the Company Reports prior to the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(g)   As of the date of this Agreement, (i) there is no litigation pending or, to the Knowledge of the Company, threatened in writing relating to the Company Plans, and (ii) to the Knowledge of the Company, no Company Plan is currently under audit or review by any applicable Governmental Entity, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(h)   To the Knowledge of the Company, there have been no prohibited transactions as defined in Code Section 4975 or ERISA Section 406 with respect to any Company Plan.
(i)   Neither the Company nor any ERISA Affiliate or Company Plan has incurred any liability under sections 4971 through 4980H, 6055 or 6056 of the Code. No Company Plan provides material post-termination or retiree life insurance, health or welfare benefits to any Person, except as may be required by Section 4980B of the Code or any other applicable Law.
(j)   Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby would reasonably be expected to or will, either alone or in combination with any other event: (i) result in any material payment, forgiveness of indebtedness or distribution becoming due to any employee, director or other individual independent contractor of the Company or its Subsidiaries, (ii) materially increase any benefits or compensation under any Company Plan, (iii) result in the acceleration of the time of payment, vesting or funding of any such benefits, or (iv) result in any payment or benefit to any current or former employee, director or other individual independent contractor of the Company or its Subsidiaries who is a “disqualified individual” within the meaning of Section 280G of the Code that would reasonably be expected to be characterized as an “excess parachute payment” (as defined in Section 280G(b)(1) of the Code) as a result of the consummation of the transactions contemplated by this Agreement. The Company has no obligation, under a Company Plan or otherwise, to provide for a gross-up on any Taxes which may be imposed under Section 4999 or Section 409A of the Code.
4.10   Labor Matters.
(a)   As of the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) other than the works council and trade union arrangements set forth on Section 4.10(a) of the Company Disclosure Letter, on the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to or otherwise bound by work rules or a collective bargaining agreement with a labor union, (ii) neither the Company nor any of its Subsidiaries is the subject of any proceeding asserting that the Company or any of its Subsidiaries has committed an unfair labor practice or is seeking to compel the Company to bargain with any labor union or labor organization, (iii) there is not pending or, to the Knowledge of the Company, threatened in writing, any labor strike, walkout, work stoppage, slow-down or lockout affecting employees of the Company or its Subsidiaries. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, none of the employees of the Company or any of its Subsidiaries is represented by a labor union in connection with their employment by the Company or its Subsidiaries, and, to the Knowledge of the Company, there is no active organizing activity with respect to the formation of a collective bargaining unit occurring or threatened in writing involving employees of the Company or any of its Subsidiaries. The Company and its Subsidiaries have no notice or consultation obligations to any labor union, labor organization or works council, which is representing any employee, in connection with the execution of this Agreement or consummation of the transactions contemplated by this Agreement.
(b)   The Company and its Subsidiaries (i) are, and at all times during the past three (3) years have been, in compliance with all applicable Laws pertaining to employment, employment practices, and labor, including all contractual commitments and all such Laws relating to wages, hours, worker classification (either as exempt or non-exempt, or as a contractor versus employee), contractors, immigration, collective bargaining, discrimination/harassment/retaliation, civil rights, safety and health and workers’ compensation; (ii) have withheld and reported all amounts required by any applicable Law or Contract to be withheld and reported with respect to wages, salaries and other payments or compensation to any Company employee; (iii) have no Liability for any arrears of wages or any Taxes or any penalty for failure to comply with any of the foregoing; and (iv) have no Liability for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security or other benefits or obligations for any Company employee (other than routine payments to be made in the normal course of business and consistent with past practice), except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, as of the date of this Agreement, there are no pending, and there have not been during the past three (3) years, any Proceedings against the Company or any of its Subsidiaries, or to the Knowledge of the Company, threatened to be brought or filed, by or with any Person or any Governmental Entity or arbitrator in connection with the employment or engagement of any current or former employee, applicant, contractor, or other service provider of the Company or any of its Subsidiaries, including any claim relating to unfair labor practices, employment discrimination, harassment, retaliation, equal pay, wage or hours violations, unpaid wages, misclassification, unpaid commissions, wrongful termination or any other employment related matter arising under applicable Laws. During the past three (3) years neither the Company nor its Subsidiaries have implemented or effectuated a “plant closing,” “mass layoff,” partial “plant closing,” “relocation,” or “termination” (each as defined in the Worker Adjustment and Retraining Notification Act or similar state or local Law) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company or any of its Subsidiaries.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, the Company and its Subsidiaries have no material liability for the (i) classification of employees as exempt under the Fair Labor Standards Act and state and local wage and hour Laws, and (ii) classification of individuals who are or were performing services for the Company or its Subsidiaries that are or were classified as independent contractors, including for Tax, immigration, insurance coverage and employee benefits purposes, and the Company and its Subsidiaries has accurately reported their compensation on IRS Forms 1099 or other applicable reporting forms, when required to do so.
(e)   In the past three (3) years, (i) no substantiated allegations of sexual harassment or sexual misconduct have been made against any director or officer of the Company or its Subsidiaries as it relates to their performance of services to the Company or its Subsidiaries, and (ii) the Company and its Subsidiaries have not entered into any settlement agreement or conducted any material investigation related to allegations of sexual harassment or sexual misconduct by any director or officer of the Company or its Subsidiaries.
4.11   Compliance with Laws, Licenses.
(a)   The businesses of each of the Company and its Subsidiaries since the Applicable Date have not been, and are not being, conducted in violation of any applicable Law, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger. To the Knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or, as of the date of this Agreement, threatened in writing, nor has any Governmental Entity indicated an intention to conduct the same, except for such investigations or reviews the outcome of which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect or prevent, materially delay or materially impair the ability of the Company to consummate the Merger, the Company and its Subsidiaries possess each permit, license, certification, approval, registration, consent, authorization, franchise, concession, variance, exemption and Order issued or granted by a Governmental Entity (each, a “License” and collectively, the “Licenses”) necessary to own, lease and operate their properties and assets, and to conduct their respective businesses as currently conducted or as may be reasonably required under applicable Law.
(b)   The Company, its Subsidiaries and, to the Knowledge of the Company, their respective officers, directors, employees, consultants and agents and any other Person acting on its or their behalf are in compliance in all material respects with and since the Applicable Date have complied in all material respects with: (i) the provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended (15 U.S.C. § 78dd-1, et seq.) (“FCPA”) applicable to the Company, its Subsidiaries and such officers, directors, employees, consultants and agents and any other Person acting on its or their behalf and (ii) the provisions of all anti-bribery and anti-corruption Laws of each jurisdiction in which the Company and its Subsidiaries operate or have operated in since the Applicable Date and in which any agent thereof is conducting or has conducted business involving the Company or any of its Subsidiaries. Since the Applicable Date, to the Knowledge of the Company, the Company, its Subsidiaries and their respective officers, directors, employees, consultants and agents and any other Person acting on its or their behalf have not paid, offered or promised to pay, or authorized or ratified the payment, directly or to the Knowledge of the Company indirectly, of any monies or anything of value to any national, provincial, municipal or other Government Official or any political party or candidate for political office for the purpose of corruptly influencing any act or decision of such official to obtain or retain business, to direct business to any person, to improperly obtain or retain favorable treatment or to secure any other improper benefit or advantage, in each case in violation in any material respect of the FCPA or any Laws described in clause (ii).
(c)   The Company and its Subsidiaries have instituted and maintain policies and procedures reasonably designed to ensure compliance with the FCPA and other anti-bribery and anti-corruption Laws in each jurisdiction in which the Company and its Subsidiaries operate.
(d)   Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, manager or employee of the Company or any of its Subsidiaries (in his or her capacity as a director, manager or employee of the Company or any of its Subsidiaries), is, or since the Applicable Date, has been, subject to any actual, pending, or, to the Knowledge of the Company, threatened Proceedings, or made any voluntary disclosures to any Governmental Entity, involving the Company or any of its Subsidiaries relating to the FCPA or any other anti-bribery and anti-corruption Laws.
(e)   To the Knowledge of the Company, neither the Company nor any of its Subsidiaries is, or since the Applicable Date has been, engaged directly or indirectly in any transaction (i) with any government country, individual or entity that was, at the time, the target of any applicable Law relating to financial, economic or trade sanctions administered or enforced by the United States (including by the U.S. Department of the Treasury), the European Union and its Member States, the United Kingdom, or the United Nations Security Council, including any transactions with specially designated nationals or blocked persons designated by such Governmental Entities, or (ii) in violation of sanctions, export and import controls, or antiboycott Laws, including applicable regulations of the U.S. Department of Commerce, the U.S. Department of Treasury, and the U.S. Department of State, and all equivalent Laws administered by the relevant authorities in other applicable jurisdictions. The Company maintains systems of internal controls reasonably designed to ensure compliance in all material respects with applicable sanctions, export and import controls, or antiboycott Laws.
4.12   Material Contracts. Section 4.12 of the Company Disclosure Letter sets forth a list as of the date of this Agreement of each Contract to which either the Company or any of its Subsidiaries is a party or bound, pursuant to which the Company or such Subsidiary has current or future obligations, other than each Contract solely among the Company and its wholly owned Subsidiaries, that:
(a)   expressly provides that any of them will not compete with any other Person, or which expressly grants “most favored nation”, rights of first refusal or offer to the counterparty to such Contract, in each case that is material to the Company and its Subsidiaries, taken as a whole;
(b)   expressly limits in any material respect either the type of business in which the Company or its Subsidiaries may engage or the manner or locations or geographic areas in which any of them may so engage in any business;
(c)   requires the Company or its Subsidiaries (or, after the Effective Time, Parent or its Subsidiaries) to deal exclusively with any Person or group of related Persons, which Contract is material to the Company and its Subsidiaries, taken as a whole (other than any licenses or other Contracts entered into in the ordinary course);
(d)   is material to the formation, creation, operation, management or control of any partnership or joint venture, the book value of the Company’s investment in which exceeds $8,000,000;
(e)   is a Contract for the lease of real or personal property, in each case, providing for annual payments of $2,000,000 or more;
(f)   is required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act;

(g)   contains a put, call or similar right pursuant to which the Company or any of its Subsidiaries would be required to purchase or sell, as applicable, any equity interests of any Person, other than as would not be material in type or amount;
(h)   was entered into between the Company or any of its Subsidiaries and a Governmental Entity and is material to the business of the Company and its Subsidiaries, taken as a whole;
(i)   was entered into with Affiliates of the Company (other than the Company and its Subsidiaries), any director, any officer or any beneficial owner of ten percent (10%) or more of any class of equity interests of the Company or its Subsidiaries and that is not a Company Plan or that was entered into other than on arms’-length terms;
(j)   the Company Plans set forth on Section 4.9 of the Company Disclosure Letter;
(k)   any Contract (A) relating to the disposition or acquisition of assets by the Company or any of its Subsidiaries (other than dispositions of inventory in the ordinary course of business consistent with past practice) or any business (whether by merger, sale or purchase of assets, sale or purchase of stock or equity ownership interests or otherwise) for consideration in excess of $20,000,000; or (B) pursuant to which the Company or any of its Subsidiaries will, or has the right to, acquire any ownership interest in any Person (other than any Subsidiary of the Company) after the date of this Agreement, in each case, that contains ongoing obligations (other than customary confidentiality and indemnification obligations);
(l)   any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the borrowing of money or extension of credit, in each case, in a principal amount in excess of $50,000,000, other than (A) accounts receivables and payables in the ordinary course of business; (B) loans to wholly owned Subsidiaries of the Company in the ordinary course of business and consistent with past practice; and (C) extensions of credit to customers in the ordinary course of business;
(m)   any Contract: (A) that creates any material obligation under any interest rate, currency or commodity derivative or hedging transaction; or (B) pursuant to which the Company or any of its Subsidiaries creates or grants any material Lien (other than Permitted Liens) on any of its properties or other assets;
(n)   any settlement, conciliation or similar Contract that imposes material obligations on the Company or any of its Subsidiaries or that requires the Company or any of its Subsidiaries to pay consideration of more than $20,000,000 after the date hereof;
(o)   the engagement letter between the Company and BofA Securities for BofA Securities to act as the Company’s financial advisor in connection with the Merger; or
(p)   is a Contract not of a type (disregarding any dollar thresholds, materiality or other qualifiers, restrictions or other limitations applied to such Contract type) described in the foregoing clauses (a) through (i) that has or would reasonably be expected to involve payments or receipts in excess of $20,000,000 in any fiscal year (such Contracts required to be listed pursuant to clauses (a)-(o) above and this clause (p), the “Material Contracts”).
A true, correct and complete copy of each Material Contract, as amended as of the date of this Agreement, including all attachments, schedules and exhibits thereto, has been made available to Parent prior to the date of this Agreement. Each of the Material Contracts, is valid and binding on the Company or its Subsidiaries, as the case may be and, to the Knowledge of the Company, each other party thereto, and is in full force and effect, except for such failures to be valid and binding or to be in full force and effect as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party is in breach of or in default under any Material Contract, and no event has occurred that, with the lapse of time or the giving of notice or both, would constitute a default thereunder by the Company or any of its Subsidiaries, in each case, except for such breaches and defaults as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

4.13   Takeover Statutes.   No “fair price”, “moratorium”, “control share acquisition” or other similar anti-takeover statute or regulation (each, a “Takeover Statute”) or any anti-takeover provision in the Company Certificate of Incorporation or Company Bylaws is applicable to the Company, the Shares, the Merger or the other transactions contemplated by this Agreement. There is no stockholder rights plan, “poison pill” antitakeover plan or similar device in effect to which the Company is subject, party or otherwise bound.
4.14   Environmental Matters.   Except for such matters that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (a) each of the Company and its Subsidiaries is and has been since the Applicable Date in compliance with all Environmental Laws, which compliance includes obtaining, maintaining and complying with all permits, licenses or authorizations required by applicable Environmental Laws, (b) neither the Company nor any of its Subsidiaries is subject to any Proceeding pending, or to the Knowledge of the Company threatened in writing, alleging non-compliance with or liability under any Environmental Law and (c) neither the Company nor any of its Subsidiaries is subject to any outstanding obligations under any Order concerning liability or obligations relating to any Environmental Law.
4.15   Taxes.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(a)   The Company and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account all applicable extensions) all material Tax Returns required to be filed by any of them and all such filed Tax Returns are complete and accurate in all material respects and (ii) have timely paid all material Taxes that are required to be paid, whether or not shown as due on any Tax Returns (other than Taxes that are not yet delinquent).
(b)   No audit, examination, investigation or other Proceedings in respect of material Taxes of the Company or any of its Subsidiaries are presently in progress or have been asserted in writing that have not been fully resolved. No deficiency for any material Tax for which the period of assessment or collection remains open has been asserted or assessed by a Governmental Entity in writing against the Company or any of its Subsidiaries which deficiency has not been paid, finally settled or withdrawn. There are no written requests for rulings or determinations in respect of any Tax pending between the Company or any of its Subsidiaries, on the one hand, and any Governmental Entity, on the other hand.
(c)   Neither the Company nor any of its Subsidiaries (i) is a party to or bound by, or currently has any material liability pursuant to, any Tax sharing, allocation or indemnification agreement or obligation, other than any such agreement or obligation entered into in the ordinary course of business the primary purpose of which is unrelated to Taxes; (ii) has any liability for the Taxes of any Person other than the Company and its Subsidiaries pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law) as a transferee or successor, or otherwise by operation of Law; (iii) has been a member of an “affiliated group” (as defined in Section 1504 of the Code) or any analogous combined, consolidated, unitary or similar group under state, local or non-U.S. Law (other than a group the common parent of which is the Company or any of its Subsidiaries); or (iv) is party to any “closing agreement” (as described in Section 7121(a) of the Code or any corresponding or similar provision of state, local or non-U.S. Law).
(d)   During the two (2) years prior to the date of this Agreement, neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or any similar provision of state, local or non-U.S. Law).
(e)   Neither the Company nor any of its Subsidiaries has engaged in a “listed transaction” as set forth in Treasury Regulations Section 1.6011-4(b)(2) (or any similar provision of state, local or non-U.S. Law).
(f)   Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in (or use of an improper) method of accounting for a taxable period ending on or prior to the Closing Date under Section 481 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) prior to the Closing, (ii) prepaid amount received or deferred revenue realized outside of the ordinary course of business on or prior to the Closing Date, (iii) gain recognition agreement under Section 367 of the Code (or any corresponding or similar provision of state, local or non-U.S. Law) entered into on or prior to the Closing Date, or (iv) Section 965 of the Code.
(g)   Notwithstanding any other provision in this Agreement, (i) no representation or warranty is made with respect to the existence, availability, amount, usability or limitations (or lack thereof) of any net operating loss, net operating loss carryforward, capital loss, capital loss carryforward, basis amount or other Tax attribute (whether federal, state, local or foreign) of the Company after the Closing Date and (ii) except as provided in Section 4.15(c) and Section 4.15(f), the Company and any of its respective representatives or Affiliates make no representation or warranty with respect to Taxes of the Company or any of its Subsidiaries with respect to any period (or portion thereof) following the Closing.
4.16   Intellectual Property.
(a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all (i) material registered and pending applications of Intellectual Property (“Registered IP”) owned by the Company or any of its Subsidiaries as of the date of this Agreement (“Owned Intellectual Property”) is subsisting, (ii) to the Knowledge of the Company, in the jurisdiction(s) where such Registered IP is issued or registered (excluding, for the avoidance of doubt, any pending applications of Intellectual Property), is valid and enforceable, and (iii) to the Knowledge of the Company, all pending applications for Owned Intellectual Property are in good standing.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) each of the Company and its Subsidiaries owns, licenses or, to the Knowledge of the Company, otherwise has the right to use all Intellectual Property used in or necessary for the conduct of their respective businesses as currently conducted and (ii) the Company or one of its Subsidiaries is the sole owner of all Owned Intellectual Property, free and clear of all Liens (except Permitted Liens).
(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect: as of the date of this Agreement, (i) (x) neither the Company, nor any Subsidiary, nor the operation of the businesses of the Company and its Subsidiaries, is infringing, misappropriating, diluting, or otherwise violating the Intellectual Property rights of any third party and (y) neither the Company nor any of its Subsidiaries has received any written notice from a third party alleging the same during the one (1)-year period ending on the date of this Agreement, or is, subject to any pending proceedings, administrative claims, litigation, suits, actions or investigations alleging the same or claiming any invalidity or unenforceability of, or challenging the ownership or scope of, any Owned Intellectual Property and (ii) to the Knowledge of the Company, no third party is engaging in any activity that infringes, misappropriates, dilutes, or otherwise violates any Owned Intellectual Property, except for any such infringements that do not materially impair the ability of the Company or any its Subsidiaries to operate its business as conducted on the date of this Agreement.
(d)   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) the Information Technology Systems are in good repair and operating condition to perform all information technology operations to operate the businesses of the Company and its Subsidiaries as currently conducted, (ii) during the one (1)-year period ending on the date of this Agreement, such Information Technology Systems have not suffered a material malfunction or failure, and (iii) the Company and its Subsidiaries currently take commercially reasonable efforts to protect the confidentiality of their respective trade secrets and, to the Knowledge of the Company, during the one (1) year-period ending on the date of this Agreement, there has been no unauthorized disclosure to a third party of any trade secret of the Company or its Subsidiaries.
4.17   Data Privacy.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since the Applicable Date: (i) the Company and its Subsidiaries have had reasonable safeguards in place designed to protect all Personal Data in their possession or under their control against loss, theft or unauthorized disclosure; (ii) the Company and its Subsidiaries have materially complied with all Privacy Requirements; (iii) there have been no breaches involving any Personal Data in the Company’s or any of its Subsidiaries’ possession or control that have required notification to individuals; (iv) neither the Company nor any of its Subsidiaries has received any written notice of any claims of, or been charged with, the violation of any Privacy Laws; (v) none of the execution, delivery or performance of this Agreement nor any of the other agreements expressly contemplated by this Agreement, nor the consummation of any of the transactions contemplated by this Agreement or any such other agreements violate any Privacy Requirements; (vi) the Company and its Subsidiaries are not subject to any contractual or legal obligation that, following the Closing, would prevent the Company from Processing Personal Data in substantially the same manner as the Company and its Subsidiaries immediately before the Closing; and (vii) the Company and its Subsidiaries have not suffered and are not suffering a Security Incident, have not been and are not required to notify any Person of any Security Incident, and, to the Knowledge of the Company, have not been and are not adversely affected by any malicious code, ransomware or malware attacks, or denial-of-service attacks on any Information Technology Systems.
4.18   Insurance.   The Company has made available to Parent prior to the date of this Agreement true, correct and complete copies of all director and officer insurance policies held by the Company. The insurance policies held by the Company provide adequate coverage for all normal risks incident to the business of the Company and its Subsidiaries and their respective properties and assets, except for any such failures to maintain such policies that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. Each such policy is in full force and effect and all premiums due with respect to all such policies have been paid and, as of the date of this Agreement, no written notice of default or termination has been received by any of the Company or its Subsidiaries in respect thereof, with such exceptions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. As of the date of this Agreement, except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, since the Applicable Date, neither the Company nor any of its Subsidiaries have received any written notice or, to the Knowledge of the Company, other communication regarding any actual or possible (i) cancellation or invalidation of any such insurance policy other than in connection with ordinary renewals, (ii) refusal of any coverage or rejection of any claim under any insurance policy or (iii) adjustment in the amount of the premiums payable with respect to any insurance policy.
4.19   Real Property.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (a) the Company or one of its Subsidiaries has good and valid title to the real property owned by the Company and each of its Subsidiaries (the “Owned Real Property”) and to all of the buildings, structures and other improvements thereon, free and clear of all Liens (other than Permitted Liens) and (b) there are no pending or, to the Knowledge of the Company, threatened in writing condemnation, eminent domain or similar proceedings affecting any Owned Real Property. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect (i) the Company or one of its Subsidiaries has a good and valid leasehold interest in each real property leased by the Company or any of its Subsidiaries (the “Leased Real Property”) pursuant to the applicable Company Lease, free and clear of all Liens (other than Permitted Liens), (ii) each such lease, together with all amendments, guarantees, supplements and other modifications thereto relating to the Leased Real Property (each, a “Company Lease”) is in full force and effect, subject to the Bankruptcy and Equity Exception, and (iii) none of the Company or any of its Subsidiaries has received written notice of any material default under any Company Lease. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, there are no pending or, to the Knowledge of the Company, threatened in writing condemnation, eminent domain, or similar proceedings affecting any Leased Real Property.
4.20   Affiliate Transactions.   Since the Applicable Date, other than the transactions contemplated by this Agreement, there have been no transactions, or series of related transactions, agreements, arrangements or understandings, nor are there any currently proposed transactions, or series of related transactions, agreements, arrangements or understandings, in each case, between the Company or any of its Subsidiaries, on the one hand, and any director, officer, Affiliate or, to the Knowledge of the Company, beneficial owner of ten percent (10%) or more of any class of equity interests of the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any entity in which any such Person has a direct or indirect material interest, on the other hand (except for amounts due as normal salaries and bonuses (including directors’ fees) and in reimbursement of expenses in the ordinary course of business) (any such transaction, agreement, arrangement or understanding, an “Affiliate Transaction”).

4.21   Brokers and Finders.   The Company has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement, except that the Company has engaged BofA Securities, Inc. (“BofA Securities”) to act as the Company’s financial advisor in connection with the Merger.
4.22   Opinion of Financial Advisor.   The board of directors of the Company has received the opinion of BofA Securities to the effect that, as of the date of such opinion and based upon and subject to the various qualifications, assumptions, limitations and other matters set forth therein, the Merger Consideration to be received pursuant to, and in accordance with, the terms of this Agreement by holders of Shares (other than Excluded Shares and Shares held by Dissenting Stockholders) is fair, from a financial point of view, to such holders. An accurate and complete copy of the signed written version of such opinion will be made available to Parent solely for informational purposes and on a non-reliance basis promptly following the execution of this Agreement.
4.23   No Other Representations and Warranties.   Except for the representations and warranties of the Company contained in this ARTICLE IV, or in any certificate delivered in connection with this Agreement, the Company is not making and has not made, and no other Person is making or has made on behalf of the Company, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither the Company nor any person on behalf of the Company is making any express or implied representation or warranty with respect to the Company or any of its Subsidiaries or their respective businesses or with respect to any other information made available to Parent or Merger Sub in connection with the transactions contemplated by this Agreement. Except for the representations and warranties expressly set forth in this ARTICLE IV, or in any certificate delivered in connection with this Agreement, the Company hereby disclaims all liability and responsibility for all projections, forecasts, estimates, financial statements, financial information, appraisals, statements, promises, advice, data or information made, communicated or furnished (orally or in writing, including electronically) to Parent or any of Parent’s Affiliates or any Representatives of Parent or any of Parent’s Affiliates, including omissions therefrom. Without limiting the foregoing, the Company makes no representation or warranty of any kind whatsoever, express or implied, written or oral, at law or in equity, to Parent or any of its Affiliates or any Representatives of Parent of any of its Affiliates regarding the success, profitability or value of the Company.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub hereby represent and warrant to the Company as follows:
5.1   Organization, Good Standing and Qualification.   Each of Parent and Merger Sub is a legal entity duly organized, validly existing and in good standing under the Laws of its respective jurisdiction of organization and has all requisite corporate or similar power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted and is qualified to do business and is in good standing as a foreign legal entity (to the extent such concept is recognized under applicable Law) in each jurisdiction where the ownership, leasing or operation of its assets or properties or the conduct of its business requires such qualification, except where the failure to be so organized, qualified or in good standing, or to have such power or authority, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Prior to the date of this Agreement, Parent has made available to the Company complete and correct copies of the certificate of incorporation and bylaws of Parent and the certificate of incorporation and bylaws of Merger Sub, in each case as amended to and in effect on the date of this Agreement.
5.2   Ownership of Merger Sub.   The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.0001 per share, all of which are validly issued and outstanding. All of the issued and outstanding capital stock of Merger Sub is, and at the Effective Time will be, owned, directly or indirectly, by Parent. Merger Sub was formed solely for purposes of engaging in the transactions contemplated by this Agreement and has not conducted any business prior to the date of this Agreement and does not have any assets, liabilities or obligations of any nature other than those incident to its formation, and prior to the Effective Time will not have engaged in any business and will not have any assets, liabilities or obligations other than those arising pursuant to this Agreement and the transactions contemplated hereby, including the Merger.

5.3   Corporate Authority and Approval.   Each of Parent and Merger Sub have all requisite corporate power and authority and each has taken all corporate action necessary in order to execute, deliver and, subject to obtaining the approval contemplated by Section 6.15 of this Agreement in the case of Merger Sub, perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by Parent and Merger Sub and constitutes a valid and binding agreement of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Bankruptcy and Equity Exception. The approval and adoption of this Agreement by Parent as the sole stockholder of Merger Sub that is to be delivered pursuant to Section 6.15 is the only vote or approval required in order for Parent and Merger Sub to execute and deliver this Agreement, to perform their obligations under this Agreement, or to consummate the transactions contemplated hereby, including the Merger, on the terms and subject to the conditions of this Agreement. No approval by the stockholders of Parent is required in order for Parent to execute, deliver and perform its obligations under this Agreement or to consummate the transactions contemplated hereby on the terms and subject to the conditions of this Agreement.
5.4   Governmental Filings; No Violations.
(a)   Other than (i) the filing of the Certificate of Merger pursuant to Section 1.3, (ii) the necessary Consents required under the HSR Act or any Foreign Investment and Competition Laws in connection with the Merger, the Exchange Act and the Securities Act, and (iii) FCA Approval, no filings, notices or reports are required to be made by Parent or Merger Sub or their Subsidiaries with, nor are any Consents required to be obtained by Parent or Merger Sub or their Subsidiaries from any Governmental Entity in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby, except, in each case, those that the failure to make or obtain would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b)   The execution, delivery and performance of this Agreement by Parent and Merger Sub does not, and the consummation by Parent and Merger Sub of the Merger and the other transactions contemplated hereby will not, (i) constitute or result in a breach or violation of, or a default under, the certificate of incorporation or bylaws of Parent or certificate of incorporation or bylaws of Merger Sub, (ii) constitute or result in, with or without the lapse of time or the giving of notice or both, a breach or violation of, a default or termination or modification (or right of termination or modification) under, payment of additional fees under, the creation or acceleration of any obligations under, or the creation of a Lien on any of the assets of Parent or any of its Subsidiaries pursuant to any Contract binding upon Parent or any of its Subsidiaries, or, (iii) assuming (solely with respect to performance of this Agreement and consummation of the Merger and the other transactions contemplated hereby) the Consents referred to in Section 5.4(a) are made or obtained, conflict with or violate any Law or License to which Parent or any of its Subsidiaries is subject; except, in the case of clauses (ii) and (iii) above, for any such breach, violation, default, termination, modification, payment, requirement, creation, acceleration, Lien, conflict or violation that would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
5.5   Litigation.   As of the date of this Agreement, there are no Proceedings pending or, to the knowledge of Parent, threatened in writing against Parent or Merger Sub that seek to enjoin, or would reasonably be expected to have the effect of preventing or making illegal, any of the transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to (i) have a Parent Material Adverse Effect or (ii) materially and adversely affect the legality, validity or enforceability of any Financing. Neither Parent, nor Merger Sub or any of their respective Subsidiaries is a party to or subject to the provisions of any Order, award, stipulation or settlement of or with any Governmental Entity that would, individually or in the aggregate, reasonably be expected to (i) have a Parent Material Adverse Effect or (ii) materially and adversely affect the legality, validity or enforceability of any Financing.
5.6   Brokers and Finders.   Parent has not employed any broker or finder or incurred any liability for any brokerage fees, commissions or finders’ fees in connection with the Merger or the other transactions contemplated in this Agreement, except for Persons whose fees and expenses shall be paid by Parent or its Affiliates.

5.7   Financial Ability.
(a)   Parent has provided to the Company true, accurate and complete copies of:
(i)   a fully executed debt commitment letter (together with all annexes, schedules and exhibits thereto and any fee letters or engagement letters related thereto collectively, the “Debt Commitment Letter”) from the Lenders party thereto relating to the commitment of such Lenders to provide the debt financing for the purposes of consummating the transactions contemplated by this Agreement on the terms and conditions contemplated thereby, and to refinance certain outstanding indebtedness of the Company, including the Existing Credit Agreement and at the option of Parent, the Company Notes, and to pay all related fees and expenses (the “Debt Financing”) (except that the fee amounts, other economic terms, “market flex” and “securities demand” provisions (none of which would adversely affect the amount, conditionality, availability or termination of the Debt Financing) set forth therein have been redacted); and
(ii)   a fully executed equity commitment letter (together with all annexes, schedules and exhibits thereto, the “Equity Commitment Letter” and, together with the Debt Commitment Letter, the “Commitment Letters”) from Clearlake Capital Partners VII, L.P., a Delaware limited partnership, Clearlake Capital Partners VII (USTE), L.P., a Delaware limited partnership, Clearlake Capital Partners VII (Offshore), L.P., a Delaware limited partnership, Clearlake Capital Partners VIII, L.P., a Delaware limited partnership, Clearlake Capital Partners VIII (USTE), L.P., a Delaware limited partnership and Clearlake Capital Partners VIII (Offshore), L.P., a Delaware limited partnership (each, an “Equity Investor”) relating to the commitment of the Equity Investors to provide the full amount of the cash equity required by this Agreement, on the terms and subject to the conditions set forth herein and therein, to consummate the transactions contemplated by this Agreement and to pay related fees and expenses (the “Equity Financing”) (the Equity Financing, together with the Debt Financing, is collectively referred to as the “Financing”). The Equity Commitment Letter provides, and will continue to provide, that the Company is an express third party beneficiary of the Equity Commitment Letter and is entitled to enforce such agreement, and that Parent and the Equity Investors will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that there is adequate remedy at law in connection with the exercise of such third party beneficiary rights, in each case, in accordance with its terms and subject to the limitations set forth herein, including in Section 9.13 (Specific Performance).
(b)   The Commitment Letters are legal, valid and binding obligations of Parent and, to the knowledge of Parent, each of the other parties thereto, are in full force and effect, and are enforceable against Parent and, to the knowledge of Parent, each of the other parties thereto in accordance with their terms, subject to the Bankruptcy and Equity Exception. As of the date of this Agreement, (i) none of the Commitment Letters has been amended, restated, amended and restated or otherwise modified (and, except as permitted under this Agreement (including as expressly set forth in Section 6.19 with respect to any Alternative Financing), no such amendment, restatement, amendment and restatement or modification is contemplated by Parent, or to the knowledge of Parent, any other party thereto) and (ii) the respective commitments set forth in the Commitment Letters have not been withdrawn, rescinded, amended, restated, amended and restated or otherwise modified in any respect by Parent, Merger Sub or the Equity Investors or, to the knowledge of Parent, any other party thereto (and, except as permitted under this Agreement (including as expressly set forth in Section 6.19 with respect to any Alternative Financing), no such withdrawal, rescission, amendment, restatement, amendment and restatement or modification is contemplated by Parent, or to the knowledge of Parent, any other party thereto). As of the date of this Agreement, no event has occurred that, with or without notice, lapse of time, or both, would reasonably be expected to constitute a default or breach or a failure to satisfy a condition precedent on the part of Parent or Merger Sub or, to the knowledge of Parent, any other party thereto, under the terms and conditions of the Commitment Letters, other than any such default, breach or failure that has been waived by the Lenders or the Equity Investors, as the case may be, or otherwise cured in a timely manner by Parent or Merger Sub to the satisfaction of the Lenders or Equity Investors, as the case may be.
(c)   Except as expressly set forth in the Commitment Letters, there are no (i) conditions precedent to the obligations of the Lenders or the Equity Investors to provide the Financing or (ii) contingencies (including any condition or contingency relating to the availability of any “market flex” provisions) that would permit the Lenders or the Equity Investors to change the total amount of the Financing to an amount less than the Required Amount (taking into account any then available debt and equity financing) or impose any additional conditions precedent to the availability of the Financing. There are no side letters or other written agreements, arrangements or understandings to which Parent or any of its Affiliates is a party related to the funding or investing, as applicable, of the Financing that adversely affect the availability of the Financing.
(d)   Assuming the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, and taking into account the Marketing Period, Parent has, and will have at the Closing, immediately available funds in connection with the Financing in an aggregate amount (after netting out applicable fees, expenses, original issue discount and similar premiums and charges provided under the Debt Commitment Letter, and assuming that all rights to flex the terms of the Debt Financing are exercised to their maximum extent) that will enable Parent to (x) consummate the Merger and the other transactions contemplated hereby on the terms contemplated by this Agreement, including the payoff, satisfaction and discharge or defeasance by Parent of the Existing Credit Agreement, the Existing A/R Securitization Agreement (if the Existing A/R Securitization Agreement is not amended as contemplated by Section 6.17(b)(ii)), the Company Notes, the release of any guarantees relating thereto and the release of any Liens or other security thereunder if so requested by Parent and (y) pay all related fees and expenses and undertake its other obligations at Closing upon the terms contemplated by this Agreement (the “Required Amount”).
(e)   As of the date of this Agreement and assuming the satisfaction of the conditions set forth in Section 7.1 and Section 7.2, and the completion of the Marketing Period, Parent (both before and after giving effect to any “market flex” provisions contained in the Debt Commitment Letter) does not know of any (i) reason that any of the terms or conditions to the Financing will not be satisfied or that the Financing will not be available on the Closing Date, or (ii) reason that Parent will not have funds otherwise available at the Closing sufficient to satisfy its obligations hereunder. In no event shall the receipt or availability of any funds or financing by Parent or any Affiliate or any other financing or other transactions contemplated by this Agreement be a condition to any of Parent’s obligations hereunder.
(f)   Parent or its Affiliates have fully paid any and all commitment fees and other fees required by the Commitment Letters to be paid on or prior to the date of this Agreement, and will pay in full any other commitment fees and other fees required to be paid thereunder as and when they become payable. The Equity Commitment Letter contains all of the conditions precedent to the obligations of the parties thereunder to make the full amount of the Equity Financing available to Parent on the terms set forth therein.
(g)   Limited Guarantee.   Concurrently with the execution and delivery of this Agreement, Parent has delivered to the Company a limited guarantee, dated as of the date of this Agreement (the “Limited Guarantee”) pursuant to which Clearlake Capital Partners VII, L.P., a Delaware limited partnership, Clearlake Capital Partners VII (USTE), L.P., a Delaware limited partnership, Clearlake Capital Partners VII (Offshore), L.P., a Delaware limited partnership, Clearlake Capital Partners VIII, L.P., a Delaware limited partnership, Clearlake Capital Partners VIII (USTE), L.P., a Delaware limited partnership and Clearlake Capital Partners VIII (Offshore), L.P., a Delaware limited partnership (each, a “Guarantor”) has guaranteed the payment of (i) the Parent Termination Fee and the costs and expenses in connection with the enforcement thereof, in each case, to the extent such amount is due and payable pursuant to Section 8.5 (Parent Termination Fee) (but subject to the limitations therein) and (ii) the expense obligations of Parent to the extent due pursuant to Section 6.10(a) (Expenses) and (iii) the indemnification obligations of Parent to the extent due pursuant to Section 6.19(g) (Financing) (but subject to the Reimbursement and Enforcement Cap). The Limited Guarantee is in full force and effect and is a valid and binding obligation of the Guarantors and enforceable against the Guarantors in accordance with its terms and no event has occurred which, with or without notice, lapse of time or both, could constitute a default on the part of the Guarantors under the Limited Guarantee.
5.8   Solvency.   Neither Parent nor Merger Sub is entering into this Agreement or the Financing (or any Commitment Letters related thereto) with the intent to hinder, delay or defraud either present or future creditors of Parent, the Company or any of its Subsidiaries or any other Person. Immediately after giving effect to all of the transactions contemplated by this Agreement and the Commitment Letters, including the Financing and the making of the payments contemplated by this Agreement, and assuming (i) satisfaction of the conditions to Parent’s obligation to consummate the Merger as set forth herein, the accuracy of the representations and warranties of the Company set forth herein and the performance by the Company of its obligations hereunder, and (ii) that, immediately prior to the Effective Time, without giving effect to the Financing, the Company and its Subsidiaries, on a consolidated basis, are Solvent, the Surviving Corporation and each Subsidiary of the Surviving Corporation will be Solvent.
5.9   No Other Representations and Warranties.   Except for the representations and warranties of Parent and Merger Sub contained in this ARTICLE V, or in any certificate delivered in connection with this Agreement, neither Parent nor Merger Sub is making and has made, and no other Person is making or has made on behalf of Parent and Merger Sub, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and neither Parent nor Merger Sub nor any person on behalf of Parent and Merger Sub is making any express or implied representation or warranty with respect to Parent and Merger Sub or with respect to any other information made available to the Company in connection with the transactions contemplated by this Agreement.
5.10   Access to Information; Disclaimer.   Parent and Merger Sub each acknowledges and agrees that it (a) has had an opportunity to discuss the business of the Company and its Subsidiaries and with the management of the Company, (b) has had reasonable access to (i) certain books and records of the Company and its Subsidiaries and (ii) the documents provided by the Company for purposes of the transactions contemplated by this Agreement, (c) has been afforded the opportunity to ask questions of and receive answers from officers of the Company and (d) has conducted its own independent investigation of the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, and has not relied on any representation, warranty or other statement by any Person on behalf of the Company or any of its Subsidiaries, other than the representations and warranties of the Company contained in ARTICLE IV or in any certificate delivered in connection with this Agreement, and that all other representations and warranties are specifically disclaimed. Without limiting the foregoing, except for the representations and warranties set forth in ARTICLE IV or in any certificate delivered in connection with this Agreement, each of Parent and Merger Sub further acknowledges and agrees that none of the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives has made any representation or warranty concerning any estimates, projections, forecasts, business plans or other forward-looking information regarding the Company, its Subsidiaries or their respective businesses and operations. Each of Parent and Merger Sub hereby acknowledges that there are uncertainties inherent in attempting to develop such estimates, projections, forecasts, business plans and other forward-looking information with which Parent and Merger Sub are familiar, that Parent and Merger Sub are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts, business plans and other forward-looking information furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, business plans and other forward-looking information), and that Parent and Merger Sub will have no claim against the Company or any of its stockholders, directors, officers, employees, Affiliates, advisors, agents or other Representatives with respect thereto.
ARTICLE VI
COVENANTS
6.1   Interim Operations.   Except (v) as required by applicable Law, (w) as Parent may approve in writing (such approval not to be unreasonably withheld, conditioned or delayed), (x) as expressly disclosed in Section 6.1(a) of the Company Disclosure Letter or (y) as expressly provided for in this Agreement, the Company covenants and agrees as to itself and its Subsidiaries that, from and after the execution of this Agreement and prior to the earlier of (1) the Effective Time or (2) the valid termination of this Agreement in accordance with ARTICLE VIII (A) the Company shall use its commercially reasonable efforts to conduct its business and the business of its Subsidiaries in the ordinary course of business consistent with past practice in all material respects; provided, however that no action that is (i) specifically permitted by any of subclauses (a) through (v) of Section 6.1(B) shall be deemed a breach of this clause (A) or (ii) expressly disclosed in Section 6.1 of the Company Disclosure Letter with respect to any subclause of Section 6.1(B) shall be deemed a breach of any other subclause of Section 6.1(B) and (B) without limiting the generality of, and in furtherance of, the foregoing, the Company shall not and will not permit any of its Subsidiaries to:

(a)   (i) amend its certificate of incorporation or bylaws (or comparable governing documents), other than amendments to the governing documents of any wholly owned Subsidiary of the Company that would not (A) prevent, delay or impair the Merger or the other transactions contemplated by this Agreement or (B) otherwise be material to the Company and its Subsidiaries taken as a whole, (ii) split, combine, subdivide, recapitalize or reclassify its outstanding shares of capital stock (except for any such transaction by a wholly owned Subsidiary of the Company which remains a wholly owned Subsidiary after consummation of such transaction and that would not prevent, delay or impair the Merger or the other transactions contemplated by this Agreement or otherwise be material to the Company and its Subsidiaries taken as a whole), (iii) declare, set aside, accrue, authorize or pay any dividend or distribution payable in cash, stock or property (or any combination thereof) in respect of any shares of its capital stock (except for any dividends or distributions paid by a direct or indirect wholly owned Subsidiary of the Company to another direct or indirect wholly owned Subsidiary of the Company or to the Company or) or (iv) purchase, repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible or exchangeable into or exercisable for any shares of its capital stock (other than (1) pursuant to the exercise of Company Options or the forfeiture of, or withholding of Taxes with respect to, Company Options, Company Restricted Stock, or Company RSUs or (2) purchases, repurchases, redemptions or other acquisitions of securities of any wholly owned Subsidiary of the Company by the Company or any other wholly owned Subsidiary of the Company);
(b)   merge or consolidate with any other Person, or restructure, reorganize or completely or partially liquidate (other than mergers among, or the restructuring, reorganization or liquidation of any wholly owned Subsidiaries of the Company in the ordinary course of business that would not prevent, delay or impair the Merger or the other transactions contemplated by this Agreement) or create any non-wholly owned Subsidiary of the Company;
(c)   except as required by applicable Law, or as required by Contract (i) materially increase the cash compensation payable to any director, officer, employee, consultant or individual independent contractor of the Company or any of its Subsidiaries, in each case, other than in the ordinary course of business consistent with past practice (provided that any increase in cash compensation made outside of the ordinary course of business shall only be made following consultation with Parent), (ii) materially increase the material fringe or other material benefits, or pay any bonus other than in the ordinary course, payable to any director, officer, employee, consultant or individual independent contractor of the Company or any of its Subsidiaries with annual base cash compensation in excess of $300,000 per year (provided that any increase in fringe or other benefits outside of the ordinary course of business shall only be made following consultation with Parent), (iii) grant any increase in change in control, retention, severance or termination pay with respect to any director, officer, employee, consultant or individual independent contractor of the Company or any of its Subsidiaries, (iv) establish, adopt, enter into, terminate or materially amend, or take any action to accelerate the vesting, payment or funding of any compensation, or benefits under, any material Company Plan, (v) enter into any employment, consulting, or termination agreement with any director, officer, employee, consultant or individual independent contractor of the Company or any of its Subsidiaries whose annual base cash compensation exceeds $300,000 or (vi) enter into any change in control, retention or similar agreement with any director, officer, employee, consultant or individual independent contractor of the Company or any of its Subsidiaries;
(d)   incur any Indebtedness, guarantee, endorse, assume or otherwise become liable or responsible for any Indebtedness of another Person or issue any rights to acquire any Indebtedness, except (i) in the ordinary course of business, borrowings under the Company’s revolving credit facility as in effect as of the date hereof, including pursuant to the Company’s Existing Credit Agreement or as contemplated in the Company Notes not in excess of $150,000,000, (ii) in replacement of existing Indebtedness which has matured or is scheduled to mature, in each case after the date of this Agreement, on then prevailing market terms or on terms substantially consistent with or more beneficial to the Company and its Subsidiaries, taken as a whole, than the Indebtedness being replaced, (iii) inter-company Indebtedness among the Company and its wholly owned Subsidiaries in the ordinary course of business consistent with past practice, (iv) (A) to the extent not drawn upon and payments are not triggered thereby, letters of credit, bank guarantees, security or performance bonds or similar credit support instruments and (B) overdraft facilities or cash management programs, in each case issued, made or entered into in the ordinary course of business consistent with past practice, or (v) hedging in compliance with the hedging strategy of the Company as of the date of this Agreement in the ordinary course of business consistent with past practice and not for speculative purposes;
(e)   make or commit to any capital expenditures other than in the ordinary course of business consistent with past practice and which do not exceed in the aggregate, for the period between the date of this Agreement and the Closing Date, 110% of the capital expenditures provided for in the budget for fiscal year 2025 previously provided to Parent;
(f)   other than sales of inventory in the ordinary course of business consistent with past practice, transfer, lease, license, sell, assign, mortgage, pledge, place a Lien upon or otherwise dispose of any properties or assets (including capital stock of any of its Subsidiaries but not including any Intellectual Property), with a fair market value in excess of $5,000,000 individually or $15,000,000 in the aggregate (other than transactions among the Company and its wholly owned Subsidiaries);
(g)   issue, deliver, sell, grant, transfer, or encumber, or authorize the issuance, delivery, sale, grant, transfer or encumbrance of, any shares of its capital stock or other equity or voting interests or any securities convertible or exchangeable into or exercisable for, or any options, warrants or other rights to acquire, any shares of its capital stock or other equity or voting interests, including Shares (including, for the avoidance of doubt, any restricted stock units or performance restricted stock units as contemplated under the Company Stock Plan), except (i) for any Shares issued pursuant to Company Options and Company RSUs outstanding on the date of this Agreement in accordance with the existing terms of such awards (as modified by this Agreement) and the Company Stock Plan that are outstanding on the date hereof; provided, however, that, if the Company has the right to settle any Company Plan or employee benefit agreement, trust, plan, fund or other agreement (including with respect to any Company Option or Company RSU) in cash, the Company shall not settle such Company Benefit Plan or employee benefit agreement, trust, plan, fund or other agreement in Company equity securities instead of cash and (ii) by wholly owned Subsidiaries to the Company or to any other wholly owned Subsidiary of the Company;
(h)   other than in the ordinary course of business, spend or commit to spend in excess of $5,000,000 individually or $15,000,000 in the aggregate to acquire any assets or other property, whether by merger, consolidation, purchase of property or assets or otherwise (valuing any non-cash consideration at its fair market value as of the date of the agreement for such acquisition);
(i)   acquire or agree to acquire (whether by merger, consolidation, purchase of property or assets or otherwise) any third Person or business or any material equity interest in such Person, or enter into any material joint venture, legal partnership or similar arrangement with any third Person;
(j)   acquire, or agree to acquire, fee ownership (or its jurisdictional equivalent) of any real property;
(k)   make any material change with respect to its financial accounting policies or procedures, except as required by changes in GAAP (or any interpretation thereof) or by applicable Law;
(l)   abandon any material existing line of business or enter into any new line of business other than any line of business that is reasonably ancillary to and a reasonably foreseeable extension of any line of business as of the date of this Agreement;
(m)   other than in the ordinary course of business consistent with past practice, make any loans, advances or capital contributions to, or investments in, any Person (other than loans, advances or capital contributions to the Company or any direct or indirect wholly owned Subsidiary of the Company);
(n)   (i) amend or modify in any material respect (and in a manner adverse to the Company and its Subsidiaries) or terminate (excluding terminations upon expiration of the term thereof in accordance with the terms thereof) any Material Contract or waive, release or assign any material rights, claims or benefits under any Material Contract or (ii) enter into any Contract that would have been a Material Contract had it been entered into prior to the date of this Agreement unless it is on terms substantially consistent with, or on terms more favorable to the Company or its Subsidiaries (and to Parent and its Subsidiaries following the Closing) than, either a Contract it is replacing or a form of such Material Contract made available to Parent prior to the date hereof; provided that the foregoing shall not prohibit or restrict the ability of the Company or its Subsidiaries to take any action described in this Section 6.1(n) in the ordinary course of business consistent with past practice with respect to Contracts or Material Contracts; provided, further that for the avoidance of doubt, this Section 6.1(n) shall not prohibit or restrict any Company Plans;
(o)   settle any action, suit, case, litigation, claim, hearing, arbitration, investigation or other Proceedings before or threatened to be brought before a Governmental Entity, other than settlements if the amount of any such settlement is not in excess of $2,500,000 individually or $5,000,000 in the aggregate, in each case in excess of amounts available under the Company’s applicable insurance policy; provided that such settlements do not involve any non-de minimis injunctive or equitable relief or impose non-de minimis restrictions on the business activities of the Company and its Subsidiaries or Parent and its Subsidiaries;
(p)   other than with respect to transactions between or among the Company and its wholly owned Subsidiaries, (i) make or change any material Tax election or make any material change to any annual Tax accounting period; (ii) settle or compromise any material Tax claim or assessment; (iii) consent to any extension or waiver of any limitation period with respect to any material Tax claim or assessment; (iv) initiate or enter into any closing, voluntary disclosure or similar agreement relating to Taxes; (v) surrender any right to claim a material refund of Taxes or a material offset or other material reduction in liability for Taxes; or (vi) request any ruling or similar guidance with respect to material Taxes;
(q)   (i) sell, assign, transfer, lease, license, encumber, abandon or permit to lapse any material Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries the book value of which is in excess of $5,000,000 in the aggregate (except for licenses granted in the ordinary course of business), or (ii) disclose material trade secrets of the Company or any of its Subsidiaries to a third party (other than in the ordinary course of business to a third party bound by confidentiality obligations);
(r)   enter into any Affiliate Transaction;
(s)   effectuate a “plant closing” or “mass layoff” (each as defined in the United States Worker Adjustment and Retraining Notification Act) affecting in whole or in part any site of employment, facility, operating unit or employee;
(t)   enter into any collective bargaining agreement or other Contract with a labor union or other labor organization with respect to any employee of the Company or any of its Subsidiaries or recognize any union or other labor organization as the bargaining representative for any employee of the Company or any of its Subsidiaries or establish any trade union or other employee representative body;
(u)   adopt or implement any stockholder rights plan or similar arrangement; or
(v)   agree, resolve or commit to do any of the foregoing.
6.2   Acquisition Proposals.
(a)   Go-Shop; No Solicitation or Negotiation.
(i)   Notwithstanding anything to the contrary set forth in this Agreement, during the period (the “Go-Shop Period”) beginning on the date of this Agreement and continuing until 11:59 p.m., Eastern Time, on the date that is thirty (30) days following the date of this Agreement (the “No-Shop Period Start Date”), the Company and its Affiliates and their respective directors, officers, employees, investment bankers, attorneys, accountants and other advisors or representatives (collectively, “Representatives”) shall have the right to, directly or indirectly: (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal, including by granting a limited waiver, amendment or release under any pre-existing “standstill” or other similar provision solely to the extent necessary to allow for an Acquisition Proposal or amendment to an Acquisition Proposal to be made by such Person to the Company or the board of directors of the Company on a confidential basis; (B) participate in any discussions or negotiations with any Person regarding any Acquisition Proposal; or (C) subject to the entry into, and in accordance with, an Acceptable Confidentiality Agreement, provide any non-public information concerning the Company or any of its Subsidiaries to any Person in connection with any Acquisition Proposal; provided, however, that the Company will promptly (and in any event within twenty-four (24) hours) provide to Parent, or provide Parent access to, any such non-public information concerning the Company and any of its Subsidiaries that is provided to any such Person or its

Representatives that was not previously provided to Parent or its Representatives. From the date hereof until the No-Shop Period Start Date, the Company shall notify Parent in writing as promptly as reasonably practicable (and in any event within twenty-four (24) hours) of any Acquisition Proposal received by the Company, its Subsidiaries or any of their respective Representatives (which notice must include (x) the identity of the Person (or group of Persons) making such Acquisition Proposal, (y) copies of drafts of proposed agreements, term sheets, letters of intent or any other written terms or proposals related thereto provided to the Company or any of its Representatives and (z) a written summary of the material terms and conditions of any Acquisition Proposal not made in writing). On the No-Shop Period Start Date, the Company shall provide Parent a list identifying each Excluded Party as of the No-Shop Period Start Date. The Company shall keep Parent reasonably informed of all material developments, discussions and negotiations concerning any such Acquisition Proposal, and provide Parent with any material written supplements or written additions to any written Acquisition Proposal.
(ii)   Except as expressly permitted by this Section 6.2 or as related to any Excluded Party (but solely to the extent such Person or group remains an Excluded Party), from the No-Shop Period Start Date until the earlier to occur of the Effective Time and the valid termination of this Agreement in accordance with ARTICLE VIII, the Company shall not, and the Company shall cause its Subsidiaries and its and their directors, officers and employees to and direct its and their other respective Representatives not to, directly or indirectly: (A) solicit, initiate, knowingly encourage or knowingly facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to, an Acquisition Proposal; (B) participate in any discussions or negotiations with any Person regarding any Acquisition Proposal; or (C) provide any non-public information concerning the Company or any of its Subsidiaries to any Person in connection with any Acquisition Proposal. Except as related to any Excluded Party (but solely to the extent such Person or group remains an Excluded Party), from the No-Shop Period Start Date until the earlier to occur of the Effective Time and the valid termination of this Agreement in accordance with ARTICLE VIII, the Company shall, and the Company shall cause its Subsidiaries and its and their directors, officers and employees to and direct its and their respective other Representatives to, (1) immediately cease and cause to be terminated any discussions and negotiations with any Person (other than Parent, Merger Sub and their respective Representatives) conducted prior to the No-Shop Period Start Date with respect to any Acquisition Proposal, or proposal that could reasonably be expected to lead to an Acquisition Proposal, and cease providing any information to any such Person or its Representatives, (2) with respect to any Person with whom such discussions or negotiations have been terminated, promptly (and in any event within forty-eight (48) hours) request that such Person and its Representatives to return or destroy, in accordance with the terms of the applicable confidentiality agreement, any information furnished by or on behalf of the Company and shall take all necessary action to secure its rights and ensure the performance of any such Person’s obligations under any applicable confidentiality agreement, (3) promptly (and in any event within forty-eight (48) hours) terminate all access granted to any Person and its Representatives to any physical or electronic data rooms relating (or other diligence access) and (4) not terminate, waive, amend or modify any provision of any existing confidentiality or standstill agreement with respect to a potential Acquisition Proposal; provided that the foregoing shall not restrict the Company from permitting a Person to request the waiver of a “standstill” or similar obligation or from granting such a waiver, in each case, to the extent the Company’s board of directors determines in good faith that, after consultation with its outside legal counsel, the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable Law.
(b)   Fiduciary Exception to No Solicitation Provision.   Notwithstanding anything to the contrary in Section 6.2(a), but subject to compliance with this Section 6.2(b), from the No-Shop Period Start Date until the time that the Company Requisite Vote is obtained, the Company may, in response to an unsolicited, bona fide written Acquisition Proposal (i) provide access to non-public information regarding the Company or any of its Subsidiaries to the Person who made such Acquisition Proposal; provided that such information has previously been made available to Parent or is provided to Parent promptly (and in any event within twenty-four (24) hours) following the time such information is made available to such Person and that, prior to furnishing any such non-public information, the Company receives from the Person making such Acquisition Proposal an Acceptable Confidentiality Agreement and (ii) engage or participate in any discussions or negotiations with any such Person regarding such Acquisition Proposal if, and only if, prior to taking any action described in clause (i) or (ii) above, (1) the Company’s board of directors determines in good faith, after consultation with outside legal counsel, that (A) based on the information then available and after consultation with a financial advisor of nationally recognized reputation, such Acquisition Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and (B) the failure to take such action would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable Law and (2) with respect to clause (ii), the Company provides written notice to Parent at least twenty-four (24) hours prior to first engaging or participating in any discussions or negotiations with any such Person regarding such Acquisition Proposal.
(c)   Notice.   From the No-Shop Period Start Date until the earlier to occur of the Effective Time and the valid termination of this Agreement in accordance with ARTICLE VIII, the Company shall promptly (and, in any event, within twenty-four (24) hours) notify Parent if (i) any written or other bona fide inquiries, proposals or offers with respect to an Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal are received by the Company, (ii) any non-public information is requested in connection with any written or other bona fide inquiries, proposals or offers with respect to an Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal from the Company or (iii) any discussions or negotiation with respect to an Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal are sought to be initiated or continued with the Company, indicating, in connection with such notice, the name of such Person and the material terms and conditions of any proposals or offers (including any amendment thereto) and thereafter shall keep Parent reasonably informed, on a reasonably current basis, of the status and terms of any such proposals or offers and the status of any such discussions or negotiations (including delivery to Parent within twenty-four (24) hours of copies of all written communications delivered by or on behalf of such Person in connection with such proposal or offer).
(d)   No Change in Recommendation or Alternative Acquisition Agreement.   Except as provided in Section 6.2(e) and Section 6.2(f), the Company’s board of directors (or any committee thereof) shall not (i) withhold, withdraw, qualify or modify (or publicly propose or resolve to withhold, withdraw, qualify or modify), in a manner adverse to Parent, the Company Recommendation or approve, recommend or otherwise declare advisable any Acquisition Proposal, (ii) fail to include the Company Recommendation in the Proxy Statement, (iii) fail to recommend against any Acquisition Proposal that is a tender or exchange offer by a third party pursuant to Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act, (iv) approve or recommend, or publicly propose to enter into an Alternative Acquisition Agreement (each of the foregoing clauses (i)-(iv), a “Change in Recommendation”), (v) cause or permit the Company or any of its Subsidiaries to enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (other than an Acceptable Confidentiality Agreement) (an “Alternative Acquisition Agreement”) relating to any Acquisition Proposal.
(e)   Superior Proposal Exception to Change in Recommendation Provision or Entry into an Alternative Acquisition Agreement.   Notwithstanding anything to the contrary set forth in Section 6.2(d), following receipt of a bona fide written Acquisition Proposal by the Company after the date of this Agreement that the Company’s board of directors determines in good faith, after consultation with its outside legal counsel and financial advisor, constitutes a Superior Proposal, the Company’s board of directors may, at any time prior to the time the Company Requisite Vote is obtained, make a Change in Recommendation or terminate this Agreement in accordance with Section 8.3(b) in order to enter into the Alternative Acquisition Agreement with respect to such Superior Proposal in accordance with Section 6.2(e)(ii), or authorize, resolve, agree or propose publicly to take any such action, if all of the following conditions are met:
(i)   the Company shall have (A) provided to Parent three (3) Business Days’ prior written notice, which shall state expressly (1) that it has received a written Acquisition Proposal that constitutes a Superior Proposal, (2) the material terms and conditions of the Acquisition Proposal (including the consideration offered therein and the identity of the Person or group making the Acquisition Proposal) and shall have contemporaneously provided an unredacted copy of the Alternative Acquisition Agreement and all other documents (other than immaterial documents) related to the Superior Proposal (it being understood and agreed that any amendment to the financial terms or any other material term or condition of such Superior Proposal shall require a new notice and an additional two (2) Business Day period) and (3) that, subject to clause (ii) below, the Company’s board of directors has determined to make a Change in Recommendation or to terminate this Agreement in accordance with Section 8.3(b) in order to enter into the Alternative Acquisition Agreement, as applicable and (B) prior to making such a Change in Recommendation or terminating this Agreement in accordance with Section 8.3(b), as applicable, engaged in good faith with Parent (to the extent Parent wishes to engage and does so engage) during such notice period, which may be on a non-exclusive basis, to consider any adjustments committed to in writing by Parent to the terms and conditions of this Agreement such that the Alternative Acquisition Agreement ceases to constitute a Superior Proposal; and
(ii)   the Company’s board of directors shall have determined, in good faith, after consultation with its financial advisor and outside legal counsel, that, in light of such Superior Proposal and taking into account any revised terms committed to in writing by Parent, such Superior Proposal continues to constitute a Superior Proposal and that the failure to make such Change in Recommendation or to so terminate this Agreement in accordance with Section 8.3(b), as applicable, would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.
(f)   Intervening Event Exception to Change in Recommendation Provision.   Notwithstanding anything to the contrary set forth in Section 6.2(d), upon the occurrence of any Intervening Event, the Company’s board of directors may, at any time prior to the time the Company Requisite Vote is obtained, make a Change in Recommendation if all of the following conditions are met:
(i)   the Company shall have (A) provided to Parent three (3) Business Days’ prior written notice, which shall (1) set forth in reasonable detail information describing the Intervening Event and the rationale for the Change in Recommendation and (2) state expressly that, subject to clause (ii) below, the Company’s board of directors has determined to make a Change in Recommendation and (B) prior to making such a Change in Recommendation, engaged in good faith with Parent (to the extent Parent wishes to engage and does so engage) during such notice period to consider any adjustments committed to in writing by Parent to the terms and conditions of this Agreement such that the failure of the Company’s board of directors to make a Change in Recommendation in response to the Intervening Event in accordance with clause (ii) below would no longer reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law; and
(ii)   the Company’s board of directors shall have determined in good faith, after consultation with its outside legal counsel, that in light of such Intervening Event and taking into account any revised terms committed to in writing by Parent, the failure to make a Change in Recommendation would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law.
(g)   Certain Permitted Disclosure.   Nothing contained in this Section 6.2 shall prohibit the Company or the Company’s board of directors from (i) disclosing to the Company’s stockholders a position contemplated by Rule 14e-2(a), Rule 14d-9 (including the issuance, in and of itself, by the Company or the Company’s board of directors of a “stop, look and listen” statement pending disclosure of its position, as contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act) and Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the Company’s stockholders if the Company’s board of directors (or any authorized committee thereof) reasonably determines in good faith, after consultation with outside legal counsel, that the failure to make such disclosure would reasonably be expected to be inconsistent with the directors’ fiduciary duties under applicable Law or violate applicable Law; provided that this Section 6.2(g) shall not permit and shall not be deemed to permit the Company or the Company’s board of directors to make a Change in Recommendation except to the extent in accordance with Section 6.2(e) or Section 6.2(f).
6.3   Information Supplied.
(a)   The Company shall as promptly as practicable, and in any event within thirty-five (35) days after the date of this Agreement, prepare and file with the SEC a proxy statement on Schedule 14A (such proxy statement, including any amendment or supplement thereto, the “Proxy Statement”) in preliminary form relating to the Company Stockholders Meeting. The Company and Parent shall each use their reasonable best efforts to promptly provide responses to the SEC with respect to any comments received on the Proxy Statement by the SEC and the Company shall cause the definitive Proxy Statement to be mailed to the stockholders of the Company as promptly as possible after the earlier of (i) the date the staff of the SEC (the “Staff”) advises that it has no further comments thereon or that the Company may commence mailing the Proxy Statement and (ii) expiration of the ten (10)-day waiting period contemplated by Rule 14a-6(a) under the Exchange Act.
(b)   No filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon (other than any filing, amendment or supplement in connection with a Change in Recommendation). The Company shall promptly provide Parent with copies of all such filings, amendments or supplements to the extent not readily publicly available. Parent shall (i) furnish all information reasonably necessary or advisable to be included in the Proxy Statement concerning it and its Affiliates to the Company, (ii) provide such other assistance as may be reasonably requested by the Company in connection with the preparation of information to be included therein and (iii) otherwise reasonably assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments received from the SEC. On the date of filing with the SEC, the date of mailing to the stockholders of the Company of the Proxy Statement, and at the time of the Company Stockholder Meeting, the Proxy Statement will not (i) include any misstatement of a material fact or (ii) omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The information supplied by the Company or Parent, as applicable, for inclusion or incorporation by reference in the Proxy Statement will not, at the time that such Proxy Statement is filed with the SEC, (i) include any misstatement of a material fact or (ii) omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the receipt of the Company Requisite Vote, any information relating to the Company or Parent, or any of their respective Affiliates, directors or officers, is discovered by the Company or Parent which is required to be set forth in an amendment or supplement to the Proxy Statement such that the Proxy Statement would not (A) include any misstatement of a material fact or (B) omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then (x) the party that makes such discovery shall promptly notify the other parties and (y) the Company shall prepare (with Parent’s reasonable assistance) and file with the SEC an appropriate amendment or supplement describing such information and, to the extent required by applicable Law, disseminate such amendment or supplement to the stockholders of the Company. The Company shall notify Parent promptly of the receipt of any comments from the SEC or the Staff and of any request by the SEC or the Staff for amendments or supplements to the Proxy Statement or for additional information and shall supply Parent with copies of all material correspondence between it or any of its Representatives, on the one hand, and the SEC or the Staff, on the other hand, with respect to the Proxy Statement or the Merger. No response to any comments from the SEC or the Staff relating to the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon. The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder.
6.4   Company Stockholders Meeting.
(a)   The Company will as promptly as reasonably practicable in accordance with applicable Law and the Company Certificate of Incorporation and Company Bylaws, establish a record date for, duly call and give notice of, and use its reasonable best efforts to convene a meeting of holders of Shares to consider and vote upon the adoption of this Agreement (the “Company Stockholders Meeting”). Subject to the provisions of Section 6.2, the Company’s board of directors shall (i) include the Company Recommendation in the Proxy Statement, (ii) recommend at the Company Stockholders Meeting that the holders of Shares adopt this Agreement and (iii) use its reasonable best efforts to obtain and solicit such adoption. Notwithstanding the foregoing, if on or prior to the date on which the Company Stockholders Meeting is scheduled, the Company reasonably believes that (A) it will not receive proxies representing the Company Requisite Vote, whether or not a quorum is present or (B) it will not have enough Shares represented to constitute a quorum necessary to conduct the business of the Company Stockholders Meeting, the Company may, in its reasonable discretion, postpone or adjourn, or make one or more successive postponements or adjournments of, the Company Stockholders Meeting in consultation with Parent (provided that the Company may not postpone or adjourn the Company Stockholders Meeting more than one month in the aggregate pursuant to this sentence without Parent’s prior written consent (and in no event shall any such postponed or adjourned Company Stockholders Meeting be held later than three (3) Business Days prior to the Termination Date). In addition, notwithstanding the first sentence of this Section 6.4(a), the Company may (and if required by Parent on no more than two (2) occasions, shall for a reasonable period of time not to exceed ten (10) Business Days in the aggregate) postpone or adjourn the Company Stockholders Meeting to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined, after consultation with outside legal counsel, is reasonably likely to be required under applicable Law and for such supplemental or amended disclosure to be disseminated in a manner suitable under applicable Law and reviewed by stockholders of the Company prior to the Company Stockholders Meeting. Without the prior written consent of Parent, the adoption of this Agreement shall be the only matter (other than matters of procedure and matters required by applicable Law to be voted on by the Company’s stockholders in connection with the adoption of this Agreement) that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholders Meeting. The Company shall cooperate with and keep Parent reasonably informed regarding its solicitation efforts and voting results following dissemination of the definitive Proxy Statement. Notwithstanding the foregoing, the Company will not change the record date of the Company Stockholders Meeting without consulting Parent and considering Parent’s views in good faith.
(b)   Notwithstanding any Change in Recommendation, the Company shall nonetheless submit this Agreement to the holders of Shares for adoption at the Company Stockholders Meeting unless this Agreement is terminated in accordance with ARTICLE VIII prior to the Company Stockholders Meeting.
6.5   Filings; Other Actions; Notification and Cooperation.
(a)   The Company and Parent shall, subject to Section 6.2, cooperate with each other and use, and shall cause their respective Subsidiaries and controlled Affiliates to use, their respective reasonable best efforts to take (or cause to be taken) all actions, and do (or cause to be done) all things necessary, proper or advisable under this Agreement and applicable Laws to consummate and make effective the Merger and the other transactions contemplated by this Agreement as expeditiously as possible and in no event later than the Termination Date, including (i) preparing and filing all documentation to effect all necessary notices, reports, information and other filings (and in any event, by filing within twenty (20) Business Days after the date hereof the notifications, filings and other information required to be filed under the HSR Act and as promptly as practicable after the date hereof the notifications, filings and other information required to be filed under any Foreign Investment and Competition Laws and in relation to the FCA Approval with respect to the transactions contemplated hereby) and to obtain as expeditiously as possible all consents, registrations, approvals, permits, expirations of waiting periods and authorizations necessary or advisable to be obtained from any third party or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement, (ii) satisfying the conditions to consummating the Merger, (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger, (iv) obtaining (and cooperating with each other in obtaining) any consent, approval of, waiver or any exemption by, any non-governmental third party, in each case, to the extent necessary, proper or advisable in connection with the Merger and (v) executing and delivering any reasonable additional instruments necessary to consummate the transactions contemplated hereby and to fully carry out the purposes of this Agreement.
(b)   Subject to Section 6.5(c), in the event that the parties receive a request for information or documentary material pursuant to the HSR Act, any other Antitrust Laws or in relation to the FCA Approval, including a request for additional information and documentary material (a “Second Request”), unless otherwise agreed to by Parent and the Company in writing, the parties will use their reasonable best efforts to submit an appropriate response to, and to certify compliance with, such Second Request as promptly as practicable, and counsel for both parties will closely cooperate during the entirety of any such Second Request review process. None of the parties, including their respective Subsidiaries and controlled Affiliates, shall take, cause or permit to be taken, or omit to take, any action which such party reasonably expects to materially delay or prevent consummation of the contemplated transactions, unless otherwise agreed to by the parties. In furtherance of the foregoing, from the date of this Agreement until the Effective Time, Parent shall not, directly or indirectly (but subject in all respects to the immediately preceding sentence) acquire or agree to acquire, by merger or consolidation with, or by purchasing the assets of or equity in, any Person (a “Specified Acquisition”), if the entering into of a definitive agreement relating to or the consummation of such a Specified Acquisition would reasonably be expected to prevent or delay past the Termination Date the satisfaction of the condition to the Closing set forth in Section 7.1(b). None of the parties, without each other party’s prior written consent, shall (i) withdraw or refile any filing made under the HSR Act or any other Antitrust Laws, (ii) enter into any timing, settlement or similar agreement, or otherwise agree or commit to any arrangement, that would have the effect of extending, suspending, lengthening or otherwise tolling the expiration or termination of the waiting period applicable to the contemplated transactions under the HSR Act or any other Antitrust Laws or (iii) enter into any timing or similar agreement, or otherwise agree or commit to any arrangement, that would bind or commit the parties not to consummate the contemplated transactions (or that would otherwise prevent or prohibit the parties from consummating the contemplated transactions).
(c)   Parent and the Company shall cooperate with respect to the Antitrust Laws and shall have joint decision making authority with respect to the appropriate course of action with respect to obtaining the consents, approvals, permits, waiting period expirations or authorizations of any Governmental Entity required to consummate the Merger prior to the Termination Date. No party hereto or its counsel shall independently participate in any substantive call or meeting relating to the Antitrust Laws with any Governmental Entity in respect of such filings, investigation, or other inquiry without first giving the other party or its counsel prior notice of such call or meeting and, to the extent permitted by such Governmental Entity, the opportunity to attend and participate. In furtherance of the foregoing and to the extent permitted by applicable Law, (i) each party shall notify the other, as far in advance as practicable, of any filing or material or substantive communication or inquiry it or any of its Subsidiaries intends to make with any Governmental Entity relating to the matters that are the subject of this Section 6.5, (ii) prior to submitting any such filing, excluding a Notification and Report Form filed pursuant to the HSR Act, or making any such communication or inquiry, such party shall provide the other party and its counsel a reasonable opportunity to review, and shall consider in good faith the comments of the other party in connection with, any such filing, communication or inquiry, (iii) promptly following the submission of such filing or making such communication or inquiry, provide the other party with a copy of any such filing or, if in written form, communication or inquiry, or a summary of any oral communication and (iv) consult with the other party in connection with any inquiry, hearing, investigation or litigation by, or negotiations with, any Governmental Entity relating to the Merger, including the scheduling of, and strategic planning for, any meetings with any Governmental Entity relating thereto. In exercising the foregoing cooperation rights, the Company and Parent each shall act reasonably and as promptly as reasonably practicable. Notwithstanding the foregoing, materials provided pursuant to this Section 6.5 may be reasonably redacted as necessary to address reasonable privilege concerns or to comply with contractual arrangements or applicable Law. It is understood that Parent and Merger Sub shall be deemed a single party for purposes of this Section 6.5(c).
(d)   In furtherance and not in limitation of the covenants of the parties contained in this Section 6.5, Parent, including its Subsidiaries and controlled Affiliates, shall use its reasonable best efforts to resolve such objections, if any, as may be asserted by any Governmental Entity in connection with the HSR Act, any other applicable Antitrust Laws with respect to the transactions contemplated hereby and to avoid the entry of, or effect the dissolution of, any decree, order, judgment, injunction, temporary restraining order or other order in any suit or proceeding, that would otherwise have the effect of preventing the consummation of the transactions contemplated hereby. For the purposes of this Section 6.5, “reasonable best efforts” shall include taking any and all actions (such actions, the “Regulatory Actions”) necessary to obtain the consents, approvals, permits, waiting period expirations or authorizations of any Governmental Entity required to consummate the Merger and the other transactions contemplated hereby as expeditiously as possible, and in no event later than the Termination Date, including: (i) proposing, negotiating, committing to, effecting and agreeing to, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, hold separate, and other disposition of the businesses, assets, properties, products, product lines, services or equity interests of the Company or Parent or their respective Subsidiaries or controlled Affiliates, (ii) creating, terminating, or amending any existing or new relationships, ventures, contractual rights or obligations of Parent, the Company or their respective Subsidiaries or controlled Affiliates, (iii) otherwise taking or committing to take any action that would limit Parent’s freedom of action with respect to the operation of, or its ability to retain or hold, directly or indirectly, any businesses, assets, properties, products, product lines, services or equity interests of Parent or the Company (including any of their respective Subsidiaries or controlled Affiliates); provided that (x) such Regulatory Actions shall be conditioned upon and become effective only from and after the Effective Time, (y) the Company and its Subsidiaries shall not take any Regulatory Action without the prior written consent of Parent and (z) notwithstanding anything to the contrary contained herein, Parent and Merger Sub shall not be obligated under this Section 6.5 to take any Regulatory Action that would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Parent shall defend through litigation on the merits any claim asserted in court by any party in order to avoid entry of, or to have vacated or terminated, any decree, order or judgment (whether temporary, preliminary or permanent) that would prevent the Closing from occurring prior to the Termination Date; provided that such litigation in no way limits the obligation of Parent to, and to cause its controlled Affiliates to, use its reasonable best efforts, and to take any and all steps necessary, to eliminate each and every such impediment so as to be able to close the transactions contemplated hereby prior to the Termination Date.
(e)   In furtherance and not in limitation of the covenants of the parties contained in this Section 6.5, if any administrative or judicial Proceeding, including any such Proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger or any other transaction contemplated by this Agreement as violative of any Antitrust Law, subject to Section 6.5(d), Parent shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts the consummation of the Merger.
(f)   Information.   The Company and Parent each shall, upon request by the other, promptly furnish the other parties’ counsel with all information concerning itself, its Subsidiaries, Affiliates, directors, officers and stockholders and such other matters in each case as may be reasonably requested by the other party that is necessary or advisable in connection with (i) any statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party or any Governmental Entity in connection with the Merger and the other transactions contemplated by this Agreement and (ii) any Tax structuring or planning or other Tax matters.
(g)   Status.   The Company and Parent shall keep each other reasonably apprised of the status of matters relating to completion of the transactions contemplated hereby, including promptly furnishing the other with copies of any notice or other communications received by the Company or Parent, as the case may be, or any of their respective Subsidiaries or Affiliates from any third party or any Governmental Entity with respect to the Merger and the other transactions contemplated by this Agreement, other than immaterial communications.
6.6   Access; Consultation.
(a)   Upon reasonable advance notice (and in any event not less than twenty-four (24) hours’ notice), and except as may otherwise be required by applicable Law, (x) the Company shall, and shall cause its Subsidiaries and its and its Subsidiaries’ directors, officers and employees to, and shall direct its and their respective other Representatives to, afford Parent and its Representatives reasonable access, during normal business hours during the period prior to the Effective Time, to the Company’s and its Subsidiaries’ properties, assets, books and records and (y) during such period, the Company shall, and shall cause its Subsidiaries to, furnish promptly to Parent all information concerning its or any of its Subsidiaries’ capital stock, business and personnel as may reasonably be requested by Parent in connection with the Merger and the other transactions contemplated by this Agreement, including for purposes of integration planning; provided that no investigation pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty made by the Company; and provided, further that the foregoing shall not require the Company to permit any invasive environmental sampling or any inspection or to disclose any information pursuant to this Section 6.6, to the extent that (i) in the reasonable good faith judgment of the Company, any applicable Law requires the Company or its Subsidiaries to restrict or prohibit access to any such information or disclosure thereof would expose the Company to an unreasonable risk of liability for disclosure of sensitive or personal information, (ii) in the reasonable good faith judgment of the Company, the information is subject to confidentiality obligations to a third party or its disclosure would violate the terms of any confidentiality agreement or other Contract that is binding on the Company or any of its Subsidiaries or (iii) disclosure of any such information or document would result in the waiver or loss of attorney-client privilege, work product doctrine or any other legal privilege; provided, further that with respect to the foregoing clauses (i) through (iii) of this Section 6.6(a), the Company shall use its commercially reasonable efforts to

(1) obtain the required consent of any such third party to provide such disclosure, (2) develop an alternative to providing such information so as to address such matters that is reasonably acceptable to the Company and (3) in the case of clauses (i) and (iii), implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege. Any investigation pursuant to this Section 6.6 shall be conducted in such a manner as not to interfere unreasonably with the conduct of the business of the Company. All requests for information made pursuant to this Section 6.6 shall be directed to an executive officer of the Company or such Person as may be designated by any such executive officer.
(b)   The Company may, as it deems advisable and necessary, designate competitively sensitive material as “Outside Counsel Only Material” or with similar restrictions. Such material and the information contained therein shall be given only to the outside counsel of the recipient, pursuant to the terms of an agreement with respect thereto on terms that are reasonably acceptable to Parent and the Company and pursuant to which such information shall not be disclosed by such outside counsel to any directors, officers or employees of the recipient without the express prior permission of the Company or its legal counsel, and shall be subject to any additional confidentiality or joint defense agreement between the parties. All information exchanged pursuant to this Section 6.6, including all information or discussions resulting from any access provided pursuant to this Section 6.6 shall be subject to the Confidentiality Agreement, which shall survive any termination of this Agreement and continue in full force and effect in accordance with its terms.
(c)   To the extent that any of the information or material furnished pursuant to this Section 6.6 or otherwise in accordance with the terms of this Agreement may include material subject to the attorney-client privilege, work product doctrine or any other applicable privilege concerning pending or threatened legal proceedings or governmental investigations, the parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or its continued protection under the attorney-client privilege, work product doctrine or other applicable privilege. All such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine.
6.7   Stock Exchange De-listing and De-registration.   Prior to the Effective Time, the Company will cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law to cause (a) the de-listing of the Shares from the NYSE as soon as possible following the Effective Time and (b) the de-registration of the Shares under the Exchange Act as soon as possible thereafter.
6.8   Publicity.   The initial press release concerning this Agreement and the Merger will be a joint press release reasonably acceptable to the Company and Parent and will be issued promptly following the execution and delivery of this Agreement. Thereafter, the Company and Parent shall consult with each other prior to issuing or making, and provide each other the opportunity to review and comment on, any press releases or other public announcements (including participating in any media interviews or engaging in any meetings or calls with analysts, institutional investors or other similar Persons) with respect to the Merger and the other transactions contemplated by this Agreement and any filings with any third party or any Governmental Entity (including any national securities exchange) with respect thereto, except (a) as may be required by applicable Law or by obligations pursuant to any listing agreement with or rules of any national securities exchange or the NYSE, (b) any consultation that would not be reasonably practicable as a result of requirements of applicable Law, (c) any press release or public statement that in the good faith judgment of the applicable party is consistent with prior press releases issued or public statements made in compliance with this Section 6.8 or (d) as may be principally with respect to any Change in Recommendation expressly permitted by and made in accordance with this Agreement (or Parent’s response thereto). For the avoidance of doubt, Parent will not be obligated to engage in such consultation with respect to communications that are disclosures or communications by Parent, Merger Sub and their Affiliates to existing or prospective general or limited partners, equity holders, members, managers and investors of such

Person or any Affiliates of such Person, in each case, who are subject to customary confidentiality restrictions no less restrictive than the applicable Confidentiality Agreement.
6.9   Employee Benefits.
(a)   Parent agrees that each employee of the Company or its Subsidiaries who continues to remain employed with the Company or its Subsidiaries following the Closing (a “Continuing Employee”) shall, during the period commencing at the Effective Time and ending on the first anniversary of the Effective Time (the “Continuation Period”), be provided with (i) a base salary or base wage that is no less favorable than the base salary or base wage provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time, (ii) target annual cash bonus opportunities that are no less favorable than the target annual cash bonus opportunities provided to such Continuing Employee by the Company and its Subsidiaries immediately prior to the Effective Time and (iii) employee benefits (excluding equity or equity-based incentive compensation, deferred compensation and long term incentive compensation) that are substantially comparable in the aggregate to those provided by the Company and its Subsidiaries to such Continuing Employees as of immediately prior to the Effective Time. Additionally, Parent agrees that each Continuing Employee shall, during the period commencing at the Effective Time and ending on the first anniversary of the Effective Time, be provided with severance benefits that are no less favorable than the severance benefits provided by the Company and its Subsidiaries to such Continuing Employee immediately prior to the Effective Time. Parent shall or shall cause the Surviving Corporation to honor and assume all obligations under employment agreements and severance plans listed on Section 6.9(a) of the Company Disclosure Letter with their terms as in effect immediately prior to the Effective Time, subject to the terms of such agreements and plans.
(b)   Parent shall or shall cause the Surviving Corporation to provide that no pre-existing conditions, exclusions or waiting periods shall apply to Continuing Employees under the benefit plans provided for those employees immediately following the Effective Time except to the extent such condition or exclusion was applicable to an individual Continuing Employee prior to the Effective Time. With respect to the plan year during which the Effective Time occurs, Parent shall provide each Continuing Employee with credit for deductibles and out-of-pocket requirements paid prior to the Closing Date in satisfying any applicable deductible or out-of-pocket requirements under any Parent plan in which such Continuing Employee is eligible to participate following the Closing Date, except in the case of Continuing Employees located outside of the United States, where prohibited by applicable Law.
(c)   From and after the Closing Date, Parent shall or shall cause the Surviving Corporation to, provide credit to Continuing Employees for their service recognized by the Company and its Subsidiaries as of the Effective Time for purposes of eligibility, vesting, continuous service, determination of service awards, vacation, paid time off, and severance entitlements to the same extent and for the same purposes as such service was credited under the Company Plans, provided that such service shall not be recognized to the extent that such recognition (i) would result in a duplication of benefits or (ii) with respect to Continuing Employees located outside of the United States, where prohibited by applicable Law.
(d)   Notwithstanding anything to the contrary set forth in this Agreement, this Section 6.9 will not be deemed to (i) guarantee employment for any period of time for, or preclude the ability of Parent, the Surviving Corporation or any of their respective Subsidiaries to terminate any Continuing Employee for any reason; (ii) require Parent, the Surviving Corporation or any of their respective Subsidiaries to continue any Company Plan or prevent the amendment, modification or termination thereof after the Effective Time; (iii) create any third party beneficiary rights in any Person; or (iv) establish, amend or modify any benefit plan, program, agreement or arrangement.
6.10   Expenses; Transfer Taxes.
(a)   Except as otherwise provided in Section 6.15 and Section 8.5, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the Merger and the other transactions contemplated by this Agreement shall be paid by the party incurring such expense, except that (i) the filing fee for the Proxy Statement and expenses incurred in connection with the printing and mailing the Proxy Statement shall be shared equally by Parent and the Company and (ii) Parent will be responsible for, and pay, one hundred percent (100%) of the filing fees incurred in connection with the filings required under the HSR Act and any other filings required or advisable to be made with any Governmental Entity in connection with the Merger.
(b)   All transfer, documentary, sales, use, stamp, registration and other similar Taxes and fees (including penalties and interest) incurred in connection with the Merger (other than transfer taxes described in Section 3.2(b)) shall be paid by or on behalf of Parent when due and payable.
6.11   Indemnification; Directors’ and Officers’ Insurance.
(a)   From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify, defend and hold harmless each present and former director and officer of the Company or any of its Subsidiaries, determined as of the Effective Time (the “Indemnified Parties”), against any and all costs (including settlement costs) or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages, penalties or liabilities incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (including with respect to matters existing or occurring at or prior to the Effective Time (including this Agreement and the transactions and actions contemplated hereby)), arising out of or based on, in whole or in part, the fact that such Indemnified Party is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another Person prior to the Effective Time, in each case, whether threatened, pending or completed and whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under the Laws of the State of Delaware, any applicable indemnification agreement to which such Person is a party, the Company Certificate of Incorporation or Company Bylaws in effect on the date of this Agreement to indemnify such Person (and Parent and the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law; provided that the Person to whom expenses are advanced shall provide an undertaking to repay such advances if it is ultimately determined by final adjudication that such Person is not entitled to indemnification). Parent shall, and shall cause the Surviving Corporation to, ensure that the organizational documents of the Surviving Corporation and its Subsidiaries, shall, for a period of six (6) years from and after the Effective Time, contain provisions no less favorable, in the aggregate, with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of the Company and its Subsidiaries than are presently set forth in the Company Certificate of Incorporation and Company Bylaws (or equivalent organizational and governing documents of any Subsidiary). Any right of indemnification of an Indemnified Party pursuant to this Section 6.11 shall not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such Indemnified Party as provided herein.
(b)   Prior to the Effective Time, the Company shall and, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, obtain and fully pay for “tail” insurance policies with a claims period of at least six (6) years from and after the Effective Time from an insurance carrier with the same or better credit rating as the Company’s current insurance carrier with respect to directors’ and officers’ liability insurance and fiduciary liability insurance (collectively, “D&O Insurance”) with benefits and levels of coverage at least as favorable, in the aggregate, as the Company’s existing policies with respect to matters existing or occurring at or prior to the Effective Time (including in connection with this Agreement or the transactions or actions contemplated hereby); provided, however that in no event shall the Company be required to expend for such policies an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the Company for such insurance. If the Company for any reason fails to obtain such “tail” insurance policies as of the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, continue to maintain in effect for a period of at least six (6) years from and after the Effective Time the D&O Insurance in place as of the date of this Agreement with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of this Agreement, or the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, purchase comparable D&O Insurance for such six (6)-year period with benefits and levels of coverage at least as favorable, in the aggregate, as provided in the Company’s existing policies as of the date of this Agreement; provided, however that in no event shall the Company expend, or Parent or the Surviving Corporation be required to expend for such policies, an annual premium amount in excess of three-hundred percent (300%) of the annual premiums currently paid by the

Company for such insurance; provided, further that if the premium for such insurance coverage exceeds such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.
(c)   If Parent, the Surviving Corporation or any of their respective successors or assigns (i) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) shall transfer all or substantially all of its properties and assets to any Person, then and in each such case as a condition thereto, Parent or the Surviving Corporation (or their respective successors or assigns), as applicable, shall cause such Person to assume all of the obligations set forth in this Section 6.11.
(d)   The provisions of this Section 6.11 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their heirs and their representatives. The rights of each Indemnified Party under this Section 6.11 shall be in addition to any rights such individual may have under the Laws of the State of Delaware, any applicable indemnification agreement to which such Person is a party, the Company Certificate of Incorporation or the Company Bylaws, and Parent acknowledges and agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities now existing in favor of any Indemnified Party for actions or omissions occurring at or prior to the Effective Time shall continue in full force and effect in accordance with their terms.
(e)   Neither Parent nor the Surviving Corporation shall settle, compromise or consent to the entry of any judgment in any threatened or actual Proceeding for which indemnification could be sought by an Indemnified Party hereunder, unless such settlement, compromise or consent includes an unconditional release of such Indemnified Party from all liability arising out of such Proceeding or such Indemnified Party otherwise consents in writing (such consent not to be unreasonably withheld, conditioned or delayed) to such settlement, compromise or consent.
(f)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to any directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 6.11 is not prior to or in substitution for any such claims under such policies.
6.12   Takeover Statute.   If any Takeover Statute is or may become applicable to the Merger or the other transactions contemplated by this Agreement, the Company and its board of directors shall grant such approvals and take such actions as are necessary so that such transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise use reasonable best efforts to act to eliminate or minimize the effects of such statute or regulation on such transactions.
6.13   Control of the Company’s or Parent’s Operations.   Nothing contained in this Agreement shall give Parent or the Company, directly or indirectly, rights to control or direct the operations of the other prior to the Effective Time. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision of its operations.
6.14   Section 16(b).   Prior to the Effective Time, the Company shall (and shall be permitted to) take all actions as may be reasonably necessary to cause any dispositions (or deemed dispositions) of equity securities of the Company (including any derivative securities with respect to any equity securities of the Company) by each individual who is a director or officer of the Company, and who would otherwise be subject to Rule 16b-3 under the Exchange Act, to be exempt under Exchange Act Rule 16b-3.
6.15   Approval by Sole Stockholder of Merger Sub.   Immediately following the execution and delivery of this Agreement by the parties hereto, Parent, as sole stockholder of Merger Sub, shall adopt this Agreement and approve the transactions contemplated hereby, including the Merger, in accordance with the DCGL, by written consent. Parent shall promptly deliver a copy of such executed written consent to the Company.
6.16   Stockholder Litigation.   The Company shall promptly advise Parent of any Proceeding commenced after the date hereof against the Company or any of its officers or directors by any stockholder of the Company relating to this Agreement and the transactions contemplated hereby, including the Merger, and shall keep Parent reasonably informed on a reasonably current basis regarding any such Proceeding. The Company shall give Parent the opportunity to participate in (but not control) the defense and settlement of any stockholder litigation against the Company or its officers or directors (provided that the Company shall not compromise or settle, or agree to compromise or settle, any such stockholder litigation without the prior written consent of Parent), and Parent shall give the Company the opportunity to participate in (but not control) the defense and settlement of any stockholder litigation against Parent or its officers or directors, in each case, relating to the Merger or any of the other transactions contemplated by this Agreement in accordance with the terms of a mutually agreed upon joint defense agreement.
6.17   Existing Credit Agreement; Existing A/R Securitization Agreement.
(a)   The Company shall use commercially reasonable efforts to (i) obtain a customary pay-off letter (in form and substance reasonably acceptable to Parent) (the “Debt Payoff Letter”) and customary release documentation for the release of all Liens related to, and the prepayment, payoff, discharge and termination in full of all obligations outstanding under, the Credit Agreement, dated as of February 8, 2019, among the Company, the guarantors party thereto from time to time, the financial institutions party thereto from time to time as lenders and Bank of America, N.A. as administrative agent, swing line lender and L/C issuer (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), (ii) provide Parent with a copy of such Debt Payoff Letter at least two (2) Business Days prior to the Closing Date and (iii) give (by the date required under the Existing Credit Agreement) any necessary notices (including notices of prepayment) to allow for the prepayment, payoff, discharge and termination in full of the Existing Credit Agreement at the Closing.
(b)   Prior to the Closing Date, at the request of Parent, the Company shall use commercially reasonable efforts to (i) (x) obtain, or cause Dun & Bradstreet, Inc. to obtain, a customary pay-off letter (in form and substance reasonably acceptable to Parent) (the “A/R Securitization Payoff Letter”) and customary release documentation, if applicable, to the extent necessary for the release of all Liens related to, and the prepayment, payoff, discharge and termination in full of all obligations outstanding under, the Receivables Purchase Agreement, dated as of September 9, 2022, among Dun & Bradstreet Receivables LLC, as seller, the persons from time to time party thereto as purchasers, PNC Bank, National Association, as administrative agent, Dun & Bradstreet, Inc., as servicer, and PNC Capital Markets LLC, as structuring agent (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing A/R Securitization Agreement”), (y) provide Parent with a copy of such A/R Securitization Payoff Letter at least two (2) Business Days prior to the Closing Date and (z) give (by the date required under the Existing A/R Securitization Agreement) any necessary notices (including notices of prepayment) to allow for the prepayment, payoff, discharge and termination in full of the Existing A/R Securitization Agreement at the Closing or (ii) use its commercially reasonable efforts to obtain an amendment (in form and substance reasonably acceptable to Parent) to the Existing A/R Securitization Agreement to permit the Merger and the other transactions contemplated by this Agreement.
6.18   Company Notes.   Prior to the Closing Date, at the request and expense of Parent, the Company shall as promptly as practicable following receipt of such request or, at a time reasonably requested by Parent, use its reasonable best efforts to (i) commence one or more tender offers, exchange offers or consent solicitations or change of control offers (each, a “Noteholder Action”) for any or all of the outstanding aggregate principal amount of the 5.000% Senior Unsecured Notes due 2029 (the “Company Notes”) prior to the Closing Date, the settlement of which, in each case, will be contingent on the Closing or (ii) redeem or satisfy and discharge any or all of the Company Notes (a “Redemption”), as of the Effective Time, in each case, on price terms that are acceptable to Parent (and, in the case of a Redemption, subject to a redemption premium no greater than that specified in the Company Notes or the indenture governing the Company Notes (the “Company Notes Indenture”) and such other customary terms and conditions as are reasonably acceptable to the Company and Parent. To the extent reasonably requested by Parent, the Company shall, in accordance with the applicable redemption and other provisions of the Company Notes and the Company Notes Indenture, (x) take any actions reasonably necessary or appropriate to be taken to issue conditional redemption notices, notices of conditional offers to purchase or exchange the Company Notes or notices of satisfaction and discharge, or consent solicitations which close at or following the Effective Time, or other documents necessary to commence any Noteholder Action for the Company Notes and (y) use reasonable best efforts to take any other actions reasonably requested by Parent to facilitate the redemption and satisfaction and discharge of the Company Notes or to cause the trustee to proceed with such Noteholder Action for the Company Notes, and take any such action as is reasonably necessary (including the delivery of any required legal opinions by counsel to the Company) to cause the trustee or other applicable agent to send the notices of offers to purchase or redemption, consent solicitation statement or other documents necessary to commence such a transaction, to the holders of the Company Notes on or prior to the Closing Date, as applicable. The Company shall not be required to commence any Noteholder Action or Redemption until the Parent shall have drafted all necessary and appropriate documentation related to any Noteholder Action or Redemption and provided advanced review and reasonable opportunity to the Company and its counsel to comment and make reasonable changes to such documents. If at any time prior to the completion of any Noteholder Action any information in the related offer documents should be discovered by the Company, on the one hand, or Parent, on the other, which should be set forth in an amendment or supplement to such documents, so that the offer documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, the party that discovers such information shall use commercially reasonable efforts to promptly notify the other party, and an appropriate amendment or supplement prepared by Parent describing such information shall be disseminated by or on behalf of the Company to the holders of the Company Notes. Notwithstanding anything to the contrary in this Section 6.18, any Noteholder Action or Redemption shall be conducted in compliance with any applicable provisions of the Company Notes Indenture and with applicable Law (in all material respects), including SEC rules and regulations, and the Company shall not be required to commence and conduct any Noteholder Action or Redemption that is not in compliance with the Company Notes Indenture and applicable Laws. So long as the Company has received sufficient immediately available funds provided by or at the direction of Parent for the full payment of the Company Notes validly tendered, the Company shall waive any of the conditions to any Noteholder Action (other than that the Merger shall have been consummated and that there shall be no final order, decree, judgment, injunction, ruling or other non-appealable action prohibiting consummation of any Noteholder Action) as may be reasonably requested by Parent in writing and shall not, without the written consent of Parent, waive any condition to any Noteholder Action or make any changes to any such Noteholder Action other than as agreed between Parent and the Company. Any dealer manager, information agent, depositary or other agent retained in connection with any Noteholder Action for the Company Notes will be selected by Parent and be reasonably acceptable to the Company and the fees and out-of-pocket expenses of such agents will be paid directly by Parent. Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required to give a notice of redemption that is not conditioned on the occurrence of the Closing.
6.19   Financing.
(a)   Parent or Merger Sub, as applicable, shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to obtain the Financing, including to:
(i)   negotiate definitive financing agreements with respect to the Financing (the “Definitive Financing Agreements”) on terms and conditions no less favorable to Parent, Merger Sub, the Company or any of the holders of Shares, as applicable, (whether by making any such conditions or other contingencies less likely to be satisfied on a timely basis or otherwise) than those contained in the applicable Commitment Letters (including any “market flex” and “securities demand” terms and conditions) or impose any new or additional condition or other contingency relating to the receipt of funding of the Financing;
(ii)   enter into Definitive Financing Agreements with respect thereto and, upon the satisfaction or waiver of the conditions set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions), consummate the Financing at or prior to the Closing;
(iii)   satisfy on a timely basis all covenants and conditions applicable to Parent in the Commitment Letters;

(iv)   maintain in effect the Commitment Letters until the funding of the applicable Financing thereunder; and
(v)   if the conditions under the Commitment Letters are satisfied, cause the Financing to be funded in full on or prior to the date the Closing is required to occur in accordance with this Agreement.
(b)   Parent shall keep the Company fully informed in writing on a current basis in reasonable detail with respect to the status of the Financing. Without limiting the generality of the foregoing, Parent and Merger Sub shall give the Company prompt notice of (i) any breach or default (or any event or circumstance that, with or without notice, lapse of time or both, could reasonably be expected to give rise to any breach or default) on the part of any party to any Commitment Letter of which Parent or Merger Sub becomes aware, (ii) the receipt by Parent or Merger Sub of any written notice or other written communication from any Person with respect to any actual or potential breach, default or material dispute (for the avoidance of doubt, excluding ordinary course negotiations) by or involving any party under any Commitment Letter or Definitive Financing Agreement and (iii) any actual or purported withdrawal, modification, termination, rescission or repudiation of any Commitment Letter or Definitive Financing Agreement. Notwithstanding the foregoing, nothing herein shall require Parent or Merger Sub to disclose any information if such disclosure would, in its reasonable discretion (i) jeopardize any attorney-client or other legal privilege or (ii) contravene any applicable Law, fiduciary duty or binding agreement entered into prior to the date of this Agreement (including any confidentiality agreement to which Parent or its Affiliates is a party).
(c)   Subject to the terms and conditions of this Agreement (and other than (x) as expressly set forth in this Section 6.19 with respect to any Alternative Financing and (y) amendments, modifications or supplements to add lenders, lead arrangers, bookrunners, syndication agents or similar entities as parties to the Debt Commitment Letter, neither Parent nor Merger Sub shall agree to or permit any amendment or modification to be made to, or any waiver of any provision or remedy under, any Commitment Letter if such amendment, modification or waiver would or would reasonably be expected to: (i) reduce the aggregate amount of the Financing (in each case, except as expressly permitted therein) to an amount less than the Required Amount (taking into account any then available debt and equity financing); (ii) expand the conditions or other contingencies relating to the receipt or funding of the Financing, amend or modify any of the conditions or other contingencies relating to the receipt or funding of the Financing (whether by making any of such conditions or other contingencies less likely to be satisfied on a timely basis or otherwise) or impose new or additional conditions or other contingencies relating to the receipt or funding of the Financing, in each case, in a manner that would reasonably be expected to (A) materially prevent or delay the Effective Time or the date on which the Financing would be obtained or (B) make the timely funding of the Financing less likely to occur; or (iii) adversely impact the ability of Parent or Merger Sub to enforce its rights under the Commitment Letters or Definitive Financing Agreements.
(d)   In the event that any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Commitment Letters, regardless of the reason therefor, Parent will use its reasonable best efforts to, or at the option of Parent, Parent or Merger Sub, may obtain alternative debt financing or preferred equity financing from the same or alternative sources (in an amount at least equal to the Required Amount (taking into account any then available debt and equity financing)) (the “Alternative Financing”). Parent will provide the Company with a copy of any new financing commitment letter with respect to any Alternative Financing (and any fee letter in connection therewith (it being understood and agreed that any such fee letter may be redacted in the same manner as the fee letter delivered in connection with the Debt Commitment Letter)). Such Alternative Financing commitment letter shall not include any conditions to the consummation of such Alternative Financing that are materially more onerous than the conditions set forth in the Debt Commitment Letter delivered as of the date hereof, provided that such Alternative Financing commitment letter may include a customary marketing period or any other conditions that are not reasonably likely to (A) materially prevent or delay the Effective Time or the date on which the Financing would be obtained or (B) make the timely funding of the Financing less likely to occur. In the event Alternative Financing is obtained, (i) references in this Agreement to the Financing shall also be deemed to refer to such Alternative Financing, (ii) if one or more commitment letters or definitive financing agreements are entered into or proposed to be entered into in connection with such Alternative Financing, references in this Agreement to the Commitment Letters and the Definitive Financing Agreements

shall also be deemed to refer to such commitment letters and definitive financing agreements relating to such Alternative Financing, (iii) references in this Agreement to the Lenders shall include the debt financing sources providing financing pursuant to such Alternative Financing, and (iv) all obligations of Parent and Merger Sub pursuant to this Section 6.19 shall be applicable thereto to the same extent as Parent’s and Merger Sub’s obligations with respect to the Financing. Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 6.19 shall require, and in no event shall the reasonable best efforts of Parent be deemed or construed to require, Parent to (i) seek the Equity Financing from any source other than those counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter or (ii) pay any fees or any interest rates applicable to the Debt Financing in excess in the aggregate of those contemplated by the Debt Commitment Letter (including the “market flex” provisions), or agree to any “market flex” term less favorable to Parent or Company than such corresponding “market flex” term contained in or contemplated by the Debt Commitment Letter as of the date hereof (in either case, whether to secure waiver of any conditions contained therein or otherwise). Notwithstanding the foregoing, compliance by Parent and Merger Sub with the provisions of this Section 6.19(d) shall not relieve Parent or Merger Sub of their obligations to consummate the Merger or other transactions contemplated hereby whether or not the Financing is available.
(e)   The Company shall, and shall cause its Subsidiaries to, use reasonable best efforts to provide to Parent all cooperation reasonably requested by Parent and customarily provided to the borrowers or issuers in financings of the type contemplated by the Debt Commitment Letter, and at Parent’s sole expense, in connection with Parent’s arrangement and obtaining the Debt Financing, including: (i) prior to and during the Marketing Period, at reasonable times and upon reasonable advance written notice, preparation for and participation in a reasonable number of meetings (in each case, which may be held by conference call), conference calls, road shows, presentations, due diligence sessions, drafting sessions and sessions with rating agencies and prospective Lenders (including customary one-on-one meetings with the parties acting as lead arrangers or agents for, and prospective lenders of, any Debt Financing) or other reasonable and customary debt financing activities, in each case, by officers of customary seniority and expertise of the Company, in each case, at the time and locations to be mutually agreed; (ii) prior to and during the Marketing Period, cooperating with the marketing efforts of Parent and the Lenders relating to the Debt Financing, including providing reasonable assistance with the preparation of materials for rating agency presentations, prospectuses, private placement memoranda, offering memoranda, information memoranda and packages (including, in each case, using reasonable best efforts to procure permission for the use of industry reports and data referenced therein), a confidential information memorandum and similar documents required in connection with the Debt Financing, including the marketing and syndication thereof (if applicable); (iii) as promptly as reasonably practicable, furnishing Parent with (x) the Required Financial Information and, (y) such other pertinent and customary financial information with respect to the Company and its Subsidiaries, as may be reasonably requested by Parent to the extent that such information is of the type and form customarily included in a bank information memoranda or an offering memorandum with respect to a private placement of high yield debt securities pursuant to Rule 144A under the Securities Act, as applicable, and is historically prepared by the Company and its Subsidiaries and customary and reasonable assistance (but not preparation of) in the preparation by Parent of pro forma financial information and pro forma financial statements (it being understood that Parent shall be responsible for the preparation of any pro forma calculations, any post-Closing or other pro forma cost savings, capitalization, ownership or other pro forma adjustments that may be included therein); (iv) assisting with the negotiation and preparation of, and executing and delivering, any customary credit agreements, indentures, purchase agreements, amendments, collateral documents, other definitive financing agreements, customary officer’s certificates and other certificates or documents with respect to the Debt Financing (including schedules thereto) as may be reasonably requested by Parent, including, without limitation, any schedules or exhibits thereto and the furnishing of any customary financing deliverables; provided that such agreements do not become effective until the Closing; (v) furnishing Parent promptly, and in any event at least five (5) business days prior to the Closing Date (to the extent requested at least eight (8) business days prior to the Closing Date), with all documentation and other information that the Lenders determine is required by any Governmental Entity under applicable “know your customer”, beneficial ownership and anti-money laundering rules and regulations, including the USA PATRIOT Act; (vi) facilitating the pledge of and obtaining perfection in collateral and the provision of guarantees, in each case, the effectiveness of which shall be conditioned upon the occurrence of the Closing; (vii) executing and delivering customary authorization letters authorizing the distribution of information to prospective lenders with respect to the Debt Financing that contain a customary representation that the public side versions of such documents do not include material non-public information about the Company or its Subsidiaries or their securities and as to the accuracy of the information contained in such documents and identify any portion of such information that constitutes material, non-public information regarding the Company or its Subsidiaries or their securities; and (viii) in connection with any offering of high yield debt securities as part of the Debt Financing, (x) use commercially reasonable efforts to cause the independent registered public accountants of the Company to cooperate with the Debt Financing, including by issuing a customary comfort letter (including customary “negative assurance” comfort and change period comfort) upon the “pricing” and “closing” of the debt securities included in the Debt Financing (subject to the completion by such accountants of customary procedures relating thereto), to provide drafts thereof reasonably in advance of “pricing” and “closing” upon request of Parent and to assist with the due diligence activities and audit and review, as applicable, of the Required Financial Information and (y) cooperate with the independent registered public accountants for the Company in connection with the issuance of such comfort letters (including by executing customary management representation letters); provided, however that such cooperation does not:
(i)   require the entry by Company or any of its Subsidiaries into any agreement or commitment that would be effective prior to the Effective Time and that is not contingent on the occurrence of the Effective Time (other than customary authorization letters);
(ii)   interfere in any material respect with the ongoing business or operations of the Company and its Subsidiaries;
(iii)   include any actions that the Company reasonably believes would (A) result in a violation of any material Contract, including the Existing Credit Agreement and the Company Notes, or confidentiality agreement or any Law, or the loss of any legal or other privilege, (B) conflict with or violate the Company’s organizational documents or (C) cause any representation, warranty, covenant or other obligation in this Agreement to be breached or any condition set forth in ARTICLE VII to fail to be satisfied;
(iv)   require the payment of any fees or reimbursement of any expenses prior to the Closing for which the Company has not received prior reimbursement or is not otherwise indemnified by Parent or subject to reimbursement hereunder;
(v)   cause any director, officer or employee of the Company or any of its Subsidiaries to incur any personal liability (including that none of the board of directors of the Company or any of its Subsidiaries that is not maintaining such position following the Closing shall be required to enter into any resolutions or take any similar action approving the Financing until the Closing has occurred); require the delivery of any projections, pro forma financial information or any other forward-looking information to any third parties; or
(vi)   require the delivery of any financial statements in a form or subject to a standard different than those provided to Parent on or prior to the date hereof.
Upon the earlier to occur of the Effective Time and the valid termination of this Agreement in accordance with ARTICLE VIII, Parent shall, promptly upon request of the Company, reimburse the Company for all reasonable out-of-pocket costs incurred by the Company or any of its Subsidiaries in connection with such cooperation, including all fees and expenses of counsel and other advisors.
(f)   Parent shall take all actions and do all things necessary, proper or advisable to obtain the Equity Financing, including by (i) maintaining in effect the Equity Commitment Letter, (ii) using reasonable best efforts to ensure the accuracy of all representations and warranties of Parent, if any, set forth in the Equity Commitment Letter, (iii) complying with its obligations under the Equity Commitment Letter, (iv) satisfying on a timely basis all conditions applicable to Parent in the Equity Commitment Letter that are within its control, (v) enforcing its rights under the Equity Commitment Letter and (vi) consummating the Equity Financing at or prior to the Closing, including by causing the Equity Investors to fund the Equity Financing at the Closing.

(g)   Parent shall indemnify and hold harmless each of the Company and its Subsidiaries and their respective officers, directors, employees, agents, Affiliates, and representatives (collectively, the “Financing Indemnitees”) from and against any and all losses suffered or incurred by them in connection with the arrangement of the Financing and any information utilized in connection therewith, except to the extent such losses result from (i) information provided by or on behalf of the Company and its Affiliates, (ii) the gross negligence or willful misconduct of such Financing Indemnitees or (iii) the Company’s Willful Breach of its obligations under this Section 6.19. This Section 6.19(g) shall survive the consummation of the Merger and any termination of this Agreement, and is intended to benefit, and may be enforced by, the Financing Indemnitees and their respective Affiliates.
(h)   None of the Lenders will have any liability to the Company or any of its Subsidiaries or Affiliates relating to or arising out of this Agreement, the Debt Financing or any of the agreements entered into in connection with any Debt Financing or any of the transactions contemplated hereby or thereby or the performance of any services thereunder, whether at law or equity, in contract, in tort or otherwise, and neither the Company nor any of its Subsidiaries or Affiliates will have any rights or claims against any of the Lenders hereunder or thereunder; provided, that nothing in this Section 6.19(h) shall limit the rights of the Company and its Affiliates from and after the Effective Time under any debt commitment letter or the definitive debt documents executed in connection with the syndication and marketing of the Debt Financing (but not, for the avoidance of doubt, under this Agreement) to the extent the Company or its Affiliates are party thereto; provided, further, that prior to the Closing, neither the Company nor any of its Affiliates shall be entitled to specific performance under any commitment letter or similar agreement entered into by Parent for any Debt Financing against the Lenders.
(i)   The Company and its Subsidiaries consent to the use of their logos in connection with the Debt Financing so long as such logos are used solely in a manner that is customary for such purpose and not intended to or reasonably likely to harm, disparage or otherwise adversely affect the Company or its Subsidiaries or the reputation or goodwill of the Company or its Subsidiaries.
ARTICLE VII
CONDITIONS
7.1   Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligation of each party hereto to effect the Merger is subject to the satisfaction or, to the extent permitted by applicable Law, waiver at or prior to the Closing of each of the following conditions:
(a)   Stockholder Approval.   This Agreement shall have been duly adopted by holders of Shares constituting the Company Requisite Vote in accordance with applicable Law and the Company Certificate of Incorporation and the Company Bylaws.
(b)   Governmental Consents.   (i) The waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been earlier terminated and (ii) the required Consents to be obtained from any Governmental Entity set forth on Section 7.1(b)(ii) of the Company Disclosure Letter shall have been filed, occurred or been obtained.
(c)   Law.   No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Merger.
7.2   Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or, to the extent permitted by applicable Law, waiver by Parent at or prior to the Closing of the following additional conditions:
(a)   Representations and Warranties.   The representations and warranties of the Company set forth in (i) Section 4.2(a), 4.2(b) and 4.2(c) (Capital Structure) shall be true and correct, subject only to de minimis inaccuracies, as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such particular date), (ii) Section 4.6 (Absence of Certain Changes) shall be true and correct in all respects as of the Closing Date, (iii) Section 4.1(a) (Organization, Good Standing and Qualification), Section 4.3 (Corporate Authority and Approval) and Section 4.21 (Brokers and Finders) shall be true and correct in all material respects as of the Closing Date (in each case except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such particular date), and (iv) the other representations and warranties of the Company set forth in ARTICLE IV shall be true and correct as of the Closing Date (except to the extent that any such representation and warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such particular date), except where the failure of such representations and warranties of the Company to be so true and correct (read for purposes of this clause (iv) without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.
(b)   Performance of Obligations of the Company.    The Company shall have performed and complied with in all material respects all obligations required to be performed and complied with by it under this Agreement at or prior to the Closing.
(c)   Company Certificate.   Parent shall have received a certificate signed on behalf of the Company by a senior executive officer of the Company to the effect that the conditions set forth in Section 7.2(a), Section 7.2(b) and Section 7.2(d) have been satisfied.
(d)   No Company Material Adverse Effect.    Since the date of this Agreement, there shall not have occurred a Company Material Adverse Effect.
7.3   Conditions to Obligation of the Company.    The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company at or prior to the Closing of the following additional conditions:
(a)   Representations and Warranties.    (i) The representations and warranties of Parent and Merger Sub set forth in Section 5.1 (Organization, Good Standing and Qualification) Section 5.2 (Ownership of Merger Sub) and Section 5.3 (Corporate Authority and Approval) of this Agreement shall be true and correct in all material respects as of the Closing Date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty shall have been so true and correct as of such particular date) and (ii) all other representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct in all respects as of the Closing Date (except for any representations and warranties that expressly relate to a specified date, which representation and warranty shall have been true and correct in all material respects as of such particular date), except where the failures of such representations and warranties to be so true and correct (read for purposes of this clause (ii) without giving effect to any “materiality,” “Parent Material Adverse Effect” or similar qualification therein), individually or in the aggregate, has not, and would not reasonably be expected to have, a Parent Material Adverse Effect.
(b)   Performance of Obligations of Parent and Merger Sub.    Each of Parent and Merger Sub shall have performed and complied with in all material respects all obligations required to be performed or complied with by it under this Agreement at or prior to the Closing.
(c)   Parent Certificate.    The Company shall have received at the Closing a certificate signed on behalf of Parent by an officer of Parent to the effect that the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied.
7.4   Frustration of Conditions.    None of the Company, Parent or Merger Sub may rely, either as a basis for not consummating the Merger or the other transactions contemplated by this Agreement or for terminating this Agreement and abandoning the Merger, on the failure of any condition set forth in Section 7.1, Section 7.2 or Section 7.3, as the case may be, to be satisfied if such failure was caused by such party’s material breach of any provision of this Agreement (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this Section 7.4).
ARTICLE VIII
TERMINATION
8.1   Termination by Mutual Consent.    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a), by mutual written consent of the Company and Parent.

8.2   Termination by Either Parent or the Company.    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by either Parent or the Company by written notice to the other party if:
(a)   the Merger shall not have been consummated by December 23, 2025 (such date, as it may be modified by the mutual written agreement of the Company and Parent, the “Termination Date”), whether such date is before or after the date of adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a); provided that if as of the Termination Date any of the conditions set forth in Sections 7.1(b) or 7.1(c) (solely to the extent related to the matters set forth in Section 7.1(b)) shall not have been satisfied or waived (to the extent permitted), but all other conditions to Closing set forth in ARTICLE VII shall have been satisfied, or would be satisfied if Closing were to occur on such date, the Termination Date shall automatically be extended until March 23, 2026 (the “Extended Termination Date” and, if so extended, the Extended Termination Date then shall be the Termination Date); provided, further that the right to terminate this Agreement pursuant to this Section 8.2(a) shall not be available to any party if such party’s breach of or failure to perform its obligations under this Agreement materially contributed to, or resulted in, the failure to consummate the transactions contemplated hereby by the Termination Date (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this proviso), except that Parent’s and Merger Sub’s failure to close solely as a result of the unavailability of the Debt Financing to be funded at the Closing, which failure shall not have resulted from a breach by Parent or Merger Sub of this Agreement or any agreement with respect to such Debt Financing, shall not limit Parent’s termination right pursuant to this Section 8.2(a);
(b)   the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a) shall not have occurred at the Company Stockholders Meeting, or at any adjournment or postponement thereof, at which a vote upon the adoption of this Agreement was taken; or
(c)   any Law promulgated by a Governmental Entity of competent jurisdiction permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable, whether before or after the adoption of this Agreement by the stockholders of the Company referred to in Section 7.1(a);
provided that the right to terminate this Agreement pursuant to this Section 8.2 shall not be available to any party that has breached in any material respect any of its obligations under this Agreement in any manner that shall have materially contributed to, or resulted in, the failure of the Merger to be consummated (it being understood that Parent and Merger Sub shall be deemed a single party for purposes of this proviso).
8.3   Termination by the Company.    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time by the Company by written notice to Parent if:
(a)   at any time prior to the Effective Time, whether or not the Company Requisite Vote has been obtained, there has been a breach of any representation, warranty, covenant or agreement made by Parent or Merger Sub in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Sections 7.3(a) or 7.3(b) would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written notice to Parent from the Company describing such breach or failure in reasonable detail and (ii) the Termination Date; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.3(a) if the Company is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement, which breach would give rise to a failure of any of the conditions set forth in Section 7.2(a) or Section 7.2(b) to be satisfied;
(b)   at any time prior to the Company Requisite Vote being obtained, in order to enter into an Alternative Acquisition Agreement in accordance with Section 6.2(e); provided that (i) the Company shall have received a Superior Proposal; (ii) the Company’s board of directors shall have authorized the Company to enter into an Alternative Acquisition Agreement to consummate the transaction contemplated by that Superior Proposal in connection with the termination of this Agreement; (iii) the Company shall not have breached in any material respect Section 6.2 with respect to such Superior Proposal; and (iv) prior to or concurrently with such termination, the Company pays to Parent the Company Termination Fee or the Go-Shop Termination Fee, as applicable, required to be paid pursuant to Section 8.5(b); or

(c)   (i) all of the conditions provided for in Sections 7.1 and 7.2 have been satisfied or waived (other than those conditions that by their nature are to be, and can be, satisfied by actions taken at the Closing), (ii) Parent fails to consummate the Merger on the date on which the Closing should have occurred pursuant to Section 1.2, (iii) the Company has irrevocably confirmed to Parent in writing that (x) all of the conditions set forth in Sections 7.1 and 7.3 have been and continue to be satisfied (other than those conditions that by their nature are to be, but will be at such time, satisfied by actions taken at the Closing) or will be waived by the Company and (y) it is ready, willing and able to consummate the Closing on the date of such written notice and throughout the immediately subsequent three (3) Business Day period and (iv) Parent fails to consummate the Merger within three (3) Business Days following receipt of such written notice (it being understood that, notwithstanding anything to the contrary in this Agreement, Parent will not be permitted to terminate this Agreement during such three (3) Business Day period).
8.4   Termination by Parent.   This Agreement may be terminated by written notice from Parent to the Company and the Merger may be abandoned at any time prior to the Effective Time by Parent if:
(a)   there has been a breach of any representation, warranty, covenant or agreement made by the Company in this Agreement, or any such representation and warranty shall have become untrue after the date of this Agreement, such that the conditions set forth in Sections 7.2(a) or 7.2(b) would not be satisfied and such breach or failure to be true is not curable or, if curable, is not cured prior to the earlier of (i) thirty (30) days following written notice to the Company from Parent describing such breach or failure in reasonable detail and (ii) the Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.4(a) if Parent or Merger Sub is then in material breach of any of its representations, warranties, covenants or agreements under this Agreement, which breach would give rise to a failure of any of the conditions set forth in Section 7.3(a) or Section 7.3(b) to be satisfied; or
(b)   there shall have been a Change in Recommendation; provided that Parent shall no longer be entitled to terminate this Agreement pursuant to this Section 8.4(b) once the Company Requisite Vote is obtained.
8.5   Effect of Termination and Abandonment.
(a)   In the event of termination of this Agreement and the abandonment of the Merger pursuant to this ARTICLE VIII, this Agreement (other than as set forth in this Section 8.5 and in Section 9.1) shall become void and of no effect with no liability on the part of any party hereto (or of any of its respective Affiliates); provided that no such termination shall relieve any party hereto from any liability (i) for damages resulting from the Willful Breach of this Agreement prior to such termination by any party hereto or from actual fraud (which liability the parties hereto acknowledge and agree may not necessarily be limited to reimbursement of out-of-pocket fees, costs or expenses incurred in connection with the transactions contemplated by this Agreement, and may include damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the parties hereto and the stockholders of the Company) or (ii) as provided in this Section 8.5 (including, from any obligation to pay, if applicable, the Go-Shop Termination Fee pursuant to Section 8.5(b), the Company Termination Fee pursuant to Section 8.5(b) or Section 8.5(c), or the Parent Termination Fee pursuant to Section 8.5(d)).
(b)   If this Agreement is terminated (i) by Parent pursuant to Section 8.4(b) (Change in Recommendation), (ii) by Parent or the Company pursuant to Section 8.2(b) (Stockholder Vote) and prior to such termination there shall have been a Willful Breach of Section 6.2(a) in a manner that is material, or (iii) by the Company pursuant to Section 8.3(b) (Termination for Superior Proposal), then the Company shall, within two (2) Business Days after such termination in the case of clause (i) or (ii) or prior to or concurrently with such termination in the case of clause (iii), pay to Parent, by wire transfer of immediately available funds, a fee equal to $123,000,000 (the “Company Termination Fee”); provided that if the Company terminates this Agreement pursuant to Section 8.3(b) (Termination for Superior Proposal) during the Go-Shop Period or pursuant to Section 8.3(b) (Termination for Superior Proposal) in order to enter into an Alternative Acquisition Agreement with an Excluded Party (but solely to the extent such Person or group remains an Excluded Party), such fee shall instead be equal to $61,500,000 (the “Go-Shop Termination Fee”).
(c)   If (i) this Agreement is validly terminated (A) by Parent or the Company pursuant to Section 8.2(a) (Termination Date) prior to the receipt of the Company Requisite Vote or Section 8.2(b) (Stockholder Vote)

or (B) by Parent pursuant to Section 8.4(a) (Company Breach), (ii) prior to any such valid termination referred to in clause (i) of this sentence, but after the date of this Agreement, a bona fide Acquisition Proposal shall have been publicly made to the Company or the Company’s board of directors, publicly announced or made directly to the Company’s stockholders generally and, in each case, not withdrawn prior to (1) the date that is at least five (5) days prior to the date on which the Company Stockholders Meeting is held in the event of a termination pursuant to Section 8.2(b) (Stockholder Vote) or (2) termination of this Agreement in the event of a termination pursuant to Section 8.2(a) (Termination Date) or Section 8.4(a) (Company Breach) and (iii) within twelve (12) months after the date of a termination in either of the cases referred to in clauses (i)(A) and (i)(B) of this Section 8.5(c), the Company consummates such Acquisition Proposal, then the Company shall pay the Company Termination Fee to Parent concurrently upon the consummation of such transaction; provided that solely for purposes of this Section 8.5(c), the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 9.15, except that the references to “twenty (20%) or more” shall be deemed to be references to “fifty percent (50%) or more”.
(d)   In the event of termination by (i) the Company pursuant to Section 8.3(a) (Parent Breach) or Section 8.3(c) (Failure to Close) or (ii) Parent pursuant to Section 8.2(a) (Termination Date) at a time when the Company could have terminated this Agreement pursuant to Section 8.3(a) or Section 8.3(c), Parent shall promptly, but in no event later than two (2) Business Days after the date of such termination, pay or cause to be paid to the Company by wire transfer of same day funds an amount equal to $266,400,000 (the “Parent Termination Fee”).
(e)   The parties acknowledge and hereby agree that each of the Parent Termination Fee, the Go-Shop Termination Fee and the Company Termination Fee, as applicable, if, as and when required pursuant to this Section 8.5, shall not constitute a penalty but will be liquidated damages, in a reasonable amount that will compensate the party receiving such amount in the circumstances in which it is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the Merger, which amount would otherwise be impossible to calculate with precision. The parties acknowledge and hereby agree that in no event shall (i) the Company be required to pay the Company Termination Fee or Go-Shop Termination Fee on more than one occasion or both the Company Termination Fee and Go-Shop Termination Fee, or (ii) Parent be required to pay the Parent Termination Fee on more than one occasion.
(f)   Each party acknowledges that the agreements contained in this Section 8.5 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, no party would have entered into this Agreement; and accordingly, if the Company or Parent fails to pay promptly any amount that may become due pursuant to Section 8.5(b), or Section 8.5(c) or Section 8.5(d) (any such amount due, a “Payment”), and, in order to obtain such Payment, Parent or the Company commences a suit which results in a judgment against the Company or Parent, respectively, for the applicable Payment, or any portion thereof, the party with such judgment against them shall pay to the other party its costs and expenses (including attorneys’ fees) actually incurred in connection with such suit (including any appeal relating thereto), together with interest on the amount of the Payment at the prime rate published in the Wall Street Journal, Eastern Edition, in effect on the date such Payment was first required to be paid from such date through the date of full payment thereof.
(g)   Notwithstanding anything to the contrary in this Agreement, but subject to the proviso in Section 8.5(a) and Section 9.13, in any circumstance in which this Agreement is terminated and Parent has the right to receive payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable, in accordance herewith, the payment of the Company Termination Fee or Go-Shop Termination Fee, as applicable, and the costs and expenses of Parent pursuant to Section 8.5(f), if applicable, shall be the sole and exclusive remedy of Parent, Merger Sub, the Guarantors and any of their respective Subsidiaries and Affiliates and any of their respective former, current or future, direct or indirect, general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (collectively, the “Parent Related Parties”) against the Company, its Subsidiaries and Affiliates and any of their respective former, current or future, direct or indirect, general or limited partners, stockholders, controlling Persons, managers, members, directors, officers, employees, Affiliates, representatives, agents or any their respective assignees or successors or any former, current or future general or limited partner, stockholder, controlling Person, manager, member, director, officer, employee, Affiliate, representative, agent, assignee or successor of any of the foregoing (collectively, the “Company Related Parties”) for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Company Related Parties shall have any further liability or obligation relating to or arising out of this Agreement (except that the Company shall remain obligated to pay to Parent any amount due and payable pursuant to Section 8.5(f), whether in equity or at law, in contract, in tort or otherwise.
(h)   Notwithstanding anything to the contrary in this Agreement, but subject to the proviso in Section 8.5(a) and Section 9.13, in any circumstance in which this Agreement is terminated and the Company has the right to receive payment of the Parent Termination Fee in accordance herewith, the payment of the Parent Termination Fee and, if applicable, the costs and expenses of the Company pursuant to Section 8.5(f) and any other amounts payable under Section 6.19(g) (provided, that, notwithstanding anything to the contrary in this Agreement, any amounts payable under Section 8.5(f) and Section 6.19(g) shall in no event exceed an aggregate amount of $10,000,000 (such amount, the “Reimbursement and Enforcement Cap”)), shall be the sole and exclusive remedy of the Company Related Parties against the Parent Related Parties pursuant to this Agreement for any loss or damage suffered as a result of the failure of the Merger and the other transactions contemplated by this Agreement to be consummated or for a breach of, or failure to perform under, this Agreement or any certificate or other document delivered in connection herewith or otherwise or in respect of any representation made or alleged to have been made in connection herewith or therewith, and upon payment of such amounts, none of the Parent Related Parties shall have any further liability or obligation relating to or arising out of this Agreement (except that Parent shall remain obligated to pay to the Company any amount due and payable pursuant to Section 8.5(f) (but subject to the Reimbursement and Enforcement Cap), whether in equity or at law, in contract, in tort or otherwise. For the avoidance of doubt, in the event of termination of this Agreement, the Lenders will have no liability to the Company, any of its Affiliates or any of its or their direct or indirect equityholders hereunder or otherwise relating to or arising out of the transactions contemplated hereby or any Debt Financing (including for any willful breach). Upon payment of the Parent Termination Fee, (A) neither Parent nor any Parent Related Party or Lender shall have any further liability or obligation relating to or arising out of this Agreement or any certificate or other document delivered in connection herewith (including the Debt Commitment Letter and the Equity Commitment Letter) or therewith or any of the transactions contemplated hereby or thereby (or the abandonment or termination thereof), (B) none of the Company nor the Company Related Parties shall be entitled to bring or maintain any claim, suit, action or other Proceeding against Parent or any Parent Related Party or Lender arising out of or in connection with this Agreement or any certificate or other document delivered in connection herewith (including the Debt Commitment Letter and the Equity Commitment Letter) or therewith or any of the transactions contemplated hereby or thereby (or the abandonment or termination thereof) or any matters forming the basis for such termination and (C) the Company shall cause any claim, suit, action or proceeding pending in connection with this Agreement or any certificate or other document delivered in connection herewith (including the Debt Commitment Letter and the Equity Commitment Letter) or therewith or any of the transactions contemplated hereby or thereby (or the abandonment or termination thereof), to the extent maintained by the Company or any Company Related Party against Parent or any Parent Related Party or Lender, to be dismissed with prejudice promptly, and in any event within three (3) Business Days after the payment of the Parent Termination Fee. In no event shall the Company seek on its own behalf or on behalf of any Company Related Party, any damages from, or otherwise bring any suit, action or proceeding against, Parent or any Parent Related Party or Lender in connection with this Agreement, the other transaction documents or the transactions contemplated hereby or thereby (including any suit, action or proceeding relating to the Debt Financing or the Debt Commitment Letter), other than a suit, action or proceeding against Parent to recover payment of the Parent Termination Fee to the extent the Parent Termination Fee is not paid when due pursuant to this Agreement or for specific performance, injunction or other equitable remedy to the extent in accordance with Section 9.13.

ARTICLE IX
MISCELLANEOUS AND GENERAL
9.1   Survival.   This ARTICLE IX and the agreements of the Company, Parent and Merger Sub contained in ARTICLE III, Section 6.10(b) (Expenses; Transfer Taxes) and Section 6.11 (Indemnification; Directors’ and Officers’ Insurance) shall survive the consummation of the Merger. This ARTICLE IX (other than Section 9.2 (Modification or Amendment), Section 9.3 (Waiver) and Section 9.12 (Assignment)) and the agreements of the Company, Parent and Merger Sub contained in Section 6.6(b) (Access, Consultation), Section 6.10 (Expenses; Transfer Taxes), Section 6.19(g) (Financing Indemnification), Section 8.5 (Effect of Termination and Abandonment) and the Confidentiality Agreement (as defined in Section 9.7) shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the consummation of the Merger or the termination of this Agreement. This Section 9.1 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.
9.2   Modification or Amendment.   Subject to the provisions of applicable Law, at any time prior to the Effective Time, this Agreement (including any Schedule hereto) may be amended, modified or supplemented in writing by the parties hereto. Notwithstanding the foregoing, no amendments or modifications to the provisions which the Lenders or the Equity Investors are expressly made third-party beneficiaries pursuant to Section 9.8 (including the defined terms used therein and any other provisions of this Agreement to the extent a modification thereof would affect the substance of any of the foregoing) shall be permitted in a manner adverse to any Lender or Equity Investor without the prior written consent of such Lender or Equity Investor.
9.3   Waiver.
(a)   Any provision of this Agreement may be waived prior to the Effective Time if, and only if, such waiver is in writing and signed by the party against whom the waiver is to be effective.
(b)   No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise herein provided, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Law.
(c)   Notwithstanding the foregoing, no waiver to the provisions which the Lenders are expressly made third-party beneficiaries pursuant to Section 9.8 (including the defined terms used therein and any other provisions of this Agreement to the extent a modification thereof would affect the substance of any of the foregoing) shall be permitted in a manner adverse to any Lender without the prior written consent of such Lender.
9.4   Counterparts; Effectiveness.   This Agreement may be executed in any number of counterparts (including by facsimile or by attachment to electronic mail in portable document format (PDF)), each such counterpart being deemed to be an original instrument, and all such counterparts, taken together, shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.
9.5   Governing Law and Venue; Waiver of Jury Trial.   (a) SUBJECT TO SECTION 9.5(C), THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF.
(b)   Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action, suit, arbitration or proceeding by or before any

Governmental Entity (each, an “Action”) relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (iv) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (v) consents to service being made through the notice procedures set forth in Section 9.6. Each of the Company, Parent and Merger Sub hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9.6 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby.
(c)   Notwithstanding anything herein to the contrary, each of the parties (including, in the case of the Company, on behalf of itself and the Company Related Parties) irrevocably (i) agrees that any legal action or proceeding involving any Lender arising out of or relating to this Agreement, the Debt Commitment Letter or the Debt Financing, and the transactions contemplated hereby or thereby or the performance of services thereunder, whether at law or equity, in contract, in tort or otherwise, shall be brought and determined in any state or federal court sitting in the State of New York in the borough of Manhattan and any appellate court thereof (ii) submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding involving any Lender arising out of or relating to this Agreement, the Debt Commitment Letter or the Debt Financing and the transactions contemplated hereby or thereby or the performance of services thereunder, whether at law or equity, in contract, in tort or otherwise, (iii) agrees not to commence any action, suit or proceeding involving any Lender relating thereto except in the courts described above in New York, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in New York as described herein, (iv) agrees that notice as provided herein shall constitute sufficient service of process and waives any argument that such service is insufficient, (v) agrees that any such action shall be governed by, and construed in accordance with, the laws of the state of New York, without regard to the laws that might otherwise govern under applicable principles of conflicts of law, (vi) agrees to waive and hereby waives to the fullest extent permitted by applicable law any right or claim to trial by jury in respect of any such action thereof and (vii) unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding involving any Lender arising out of or relating to this Agreement, the Debt Commitment Letter or the Debt Financing or the transactions contemplated hereby or thereby, (a) any claim that it is not personally subject to the jurisdiction of the courts in New York as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, the Debt Commitment Letter, the Debt Financing, or the subject matter hereof or thereof, may not be enforced in or by such courts.
(d)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE COMPANY (ON BEHALF ITSELF AND ITS SUBSIDIARIES) AND EACH OF THE OTHER PARTIES HERETO WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION RELATED TO ANY DEBT FINANCING OBTAINED BY PARENT OR ANY OF ITS SUBSIDIARIES IN CONNECTION WITH THE MERGER OR THE PERFORMANCE THEREOF OR THE TRANSACTIONS CONTEMPLATED THEREBY. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING

WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.5.
9.6   Notices.   Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email (without any “bounceback” or other notice of nondelivery) and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:
if to Parent or Merger Sub:
Denali Intermediate Holdings, Inc.
c/o Clearlake Capital Group, L.P.
233 Wilshire Blvd., Suite 800
Santa Monica, CA 90401
Email:
[***]

[***]
with copies to (which shall not constitute notice):
Sidley Austin LLP
1999 Avenue of the Stars, 17th Floor
Los Angeles, CA 90067
Attention:
Mehdi Khodadad; Mark Castiglia; Daniel Belke

Email:
[***]; [***]; [***]

if to the Company:
Dun & Bradstreet Holdings Inc.
5335 Gate Parkway
Jacksonville, Florida 32256
Attention:
Joe Reinhart

Email:
[***]

with copies to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:
Michael J. Aiello;Amanda Fenster

Email:
[***]; [***]

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.
9.7   Entire Agreement.   This Agreement (including any exhibits hereto and the Company Disclosure Letter) and the Confidentiality Agreement, dated September 6, 2024, between the Company and Clearlake Capital Group, L.P. (the “Confidentiality Agreement”) and the Certificate of Merger and any other certificate or instrument to be delivered hereunder, collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.
9.8   No Third Party Beneficiaries.   This Agreement is not intended to, and does not and shall not be deemed to, confer upon any Person other than the parties hereto any rights or remedies hereunder, other than (a) as provided in Section 6.11 (Indemnification; Directors’ and Officers’ Insurance), (b) the right of the Company’s stockholders to receive, on the terms and subject to the conditions hereof, the Merger Consideration after the Closing, (c) the right of the holders of awards under the Company Stock Plan to receive, on the terms and subject to the conditions hereof, such consideration as provided for in Section 3.5 after the Closing, (d) Section 6.19(h) (Financing), Section 8.5(g) (Liability of Company Related Parties), Section 8.5(h) (Liability of Parent Related Parties), Section 9.2 (Modification or Amendment), Section 9.3 (Waiver), Section 9.5 (Governing Law and Venue; Waiver of Jury Trial) and this Section 9.8 (No Third Party Beneficiaries), which, to the extent applicable to the Company Related Parties, Parent Related Parties or Lenders, are intended to benefit and be enforceable by the Company Related Parties, Parent Related Parties or Lenders (as applicable), and (e) following the valid termination of this Agreement pursuant to ARTICLE VIII, subject to Section 8.5(a) and the last sentence of this Section 9.8, the right of the Company, as sole and exclusive agent for and on behalf of the stockholders of the Company (which stockholders shall not be entitled to pursue such damages on their own behalf) (who are third party beneficiaries hereunder solely to the extent necessary for this clause (e) to be enforceable), to pursue any damages (including to pursue, to the extent available, damages based on loss of the economic benefit of the transactions contemplated by this Agreement to the stockholders of the Company). Notwithstanding anything herein to the contrary, the rights granted pursuant to clause (e) of this Section 9.8 and the provisions of Section 8.5(a) with respect to any recovery of damages based on the losses suffered by the stockholders of the Company (including damages based on the loss of the economic benefit of the transactions contemplated by this Agreement to the stockholders of the Company) shall only be enforceable on behalf of the stockholders of the Company by the Company in its sole and absolute discretion, as the sole and exclusive agent for the stockholders of the Company; provided that, in such capacity as sole and exclusive agent for the stockholders of the Company, the Company shall (i) be entitled to reimbursement (from the stockholders of the Company) from any such recovery of damages of its reasonable and documented out-of-pocket costs and expenses (including reasonable and documented out-of-pocket attorneys’ fees determined by reference to standard hourly rates) that have been incurred by the Company in connection with acting as sole and exclusive agent for the stockholders of the Company pursuant to clause (e) of this Section 9.8 and (ii) not be liable to the stockholders of the Company for any action taken, suffered or omitted to be taken by it in good faith except to the extent that the Company’s gross negligence or willful misconduct was the cause of any direct loss to the stockholders of the Company.
9.9   Obligations of Parent and of the Company.   Whenever this Agreement requires a Subsidiary of Parent to take any action, such requirement shall be deemed to include an undertaking on the part of Parent to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Effective Time, on the part of Parent and the Surviving Corporation to cause such Subsidiary to take such action.
9.10   Severability.   The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction or arbitral panel finds any provision hereof to be invalid or unenforceable, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
9.11   Interpretation.
(a)   The table of contents and the Article, Section and paragraph headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word

“extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein.
(b)   Any Contract or information referred to herein shall be deemed to have been “delivered”, “provided”, “furnished” or “made available” (or any phrase of similar import) to Parent by the Company if such Contract or information was posted to the data room maintained by the Company in connection with the transaction or otherwise provided directly (including through email) to Parent or any of its Representatives by 12:00 p.m., Eastern Time, on the date of the execution and delivery of this Agreement. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded. If the last day of any such period is a day other than a Business Day, the period in question shall end and any such step shall be taken by or on the next succeeding Business Day.
(c)   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
9.12   Assignment.   This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the other parties hereto, and any assignment without such consent shall be null and void; provided that, notwithstanding the foregoing, Parent may assign this Agreement, in whole or in part, and any or all of its rights and obligations under this Agreement to any of its controlled Affiliates; provided, however, that no such assignment shall release Parent from liability and obligation under this Agreement.
9.13   Specific Performance.
(a)   The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at Law in the event that any of the obligations, undertakings, covenants or agreements of the parties to this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall be entitled to seek an injunction or injunctions to prevent breaches or threatened breaches of this Agreement by the other, and to enforce specifically the terms and provisions of this Agreement (including Section 6.5, and including to cause Parent and Merger Sub to consummate the Merger and the Closing and to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III) by a decree of specific performance, in accordance with Section 9.5 of this Agreement, without the necessity of proving actual harm or damages or posting a bond or other security therefor, this being in addition to any other remedy to which such party is entitled at law or in equity, and each party agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other party has an adequate remedy at law or that any award of specific performance or other equitable remedy is not an appropriate remedy for any reason at law or in equity. Without limitation of the foregoing, the parties hereby further acknowledge and agree that prior to the Closing, the Company shall be entitled to seek specific performance to enforce specifically the terms and provisions of, and to prevent or cure breaches of the covenants required to be performed by Parent and Merger Sub under this Agreement (including Section 6.5, and including to cause Parent and Merger Sub to consummate the Merger and the Closing and to make the payments contemplated by this Agreement, including ARTICLE I and ARTICLE III) in addition to any other remedy to which the Company is entitled at law or in equity, including the Company’s right to terminate this Agreement pursuant to ARTICLE VIII and seek money damages (including to seek damages based on loss of the expected economic benefits of the transaction to the Company). Each party further agrees that it shall not take any position in any legal proceeding concerning this Agreement that is contrary to the terms of this Section 9.13. Parent shall cause Merger Sub and each of their respective Affiliates to perform their respective obligations under this Agreement.
(b)   Notwithstanding Section 9.13(a) and subject to the last sentence of this Section 9.13(b), it is explicitly agreed that the Company shall be entitled to specific performance of Parent’s obligation to cause the Equity Financing to be funded in accordance with the terms of the Equity Commitment Letter to fund the transactions contemplated by this Agreement and consummate the Closing only in the event that (i) all conditions in Section 7.1 and Section 7.2 have been and continue to be satisfied or waived (other than those that by their terms are to be satisfied at the Closing) and Parent fails to consummate the Merger on the date the Closing should have occurred pursuant to Section 1.2, (ii) the financing provided for by the Debt Commitment Letter (or, if Alternative Financing is being used in accordance with Section 6.19(d), pursuant to the New Commitment Letter with respect thereto) has been funded or will be funded at the Closing if the Equity Financing is funded at the Closing, (iii) the Company has delivered an irrevocable written notice to Parent that all conditions in Section 7.1 and Section 7.3 have been and continue to be satisfied or waived (other than those that by their terms are to be satisfied at the Closing) or that it is willing to waive any such unsatisfied conditions if the Closing is consummated and that it is ready, willing and able to consummate the Closing if specific performance is granted and the Equity Financing and Debt Financing are funded, and (iv) Parent fails to consummate the Merger within two (2) Business Days following receipt of such notice.
(c)   For the avoidance of doubt, in no event shall the exercise of the Company’s or any of its Subsidiaries’ right to seek specific performance pursuant to this Section 9.13 reduce, restrict or otherwise limit the Company’s right to terminate this Agreement pursuant to ARTICLE VIII or pursue all applicable remedies at law, including seeking payment of the Parent Termination Fee. Notwithstanding the foregoing, in no event shall the Company or any of its Affiliates, directly or indirectly, be permitted or entitled to receive both a grant of specific performance or other equitable relief to cause the Equity Financing to be funded (whether under this Agreement or the Equity Commitment Letter) and the occurrence of the Closing, on the one hand, and payment of any monetary damages (including any monetary damages in lieu of specific performance) pursuant to Section 8.5(a), on the other hand. Unless this Agreement is terminated by the Company in accordance with its terms, Parent may, at Parent’s election, settle, discharge, preclude, obviate and resolve any Proceeding resulting from, relating to or arising out of the termination of the failure of Parent to consummate the Merger when required to do so pursuant to the terms of this Agreement (including any Proceeding with respect to the payment of money damages) by consummating the Merger in accordance with the terms of this Agreement.
9.14   No Recourse.   Each party agrees, on behalf of itself and its Related Parties, that all Proceedings (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (i) this Agreement, the other transactions documents or the transactions contemplated hereby or thereby (including the Equity Financing); (ii) the negotiation, execution or performance of this Agreement or any of the other transaction documents (including any representation or warranty made in connection with, or as an inducement to, this Agreement or any of the other transaction documents); (iii) any breach or violation of this Agreement or any of the transaction documents; or (iv) any failure of the Merger to be consummated, in each case, may be made only (A) against (and are those solely of) the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement, and in the case of the other transaction documents, Persons expressly identified as parties to such transaction documents, and any of their respective successors and assigns in accordance with the terms hereof or thereof; and (B) in accordance with, and on the terms and subject to the conditions of, this Agreement or such other transaction documents, as applicable. Notwithstanding anything in this Agreement or any of the other transaction documents to the contrary, each party agrees, on behalf of itself and its Related Parties, that no recourse under this Agreement or any of the other transaction documents or in connection with the Merger will be sought or had against any other Person, including any Related Party, and no other Person, including any Related Party, will have any liabilities or obligations (whether in contract or in tort, in law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the clauses (i) through (iv), it being acknowledged and agreed that no personal liability or losses whatsoever will attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the clauses (i) through (iv), in each case, except for claims that the Company, Parent or Merger Sub, as applicable, may assert (subject, with respect to the following clauses (ii) and (iii), in all respects to the limitations set forth in this Agreement, including this Section 9.14): (A) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement; (B) against the Guarantors in accordance with, and pursuant to the terms and conditions of, the Limited Guarantee; (C) against the party to the Equity Commitment Letter in accordance with, and pursuant to the terms and conditions of, the Equity Commitment Letter; (D) against any Person that is a party to, and solely on the terms and subject to the conditions of, the applicable Voting Agreement; or (E) against the Company, Parent and Merger Sub solely in accordance with, and on the terms and subject to the conditions of, this Agreement.
9.15   Definitions.   For purposes of this Agreement, the following terms, when used herein, shall have the respective meanings set forth below:
“Acceptable Confidentiality Agreement” means a customary confidentiality agreement with the Company that is either (i) in effect as of the execution and delivery of this Agreement; or (ii) executed, delivered and effective after the execution and delivery of this Agreement, in either case, containing provisions that require any counterparty thereto (and any of its Affiliates and Representatives named therein) that receives non-public information of or with respect to the Company and its Subsidiaries to keep such information confidential; provided that, in each case, the provisions contained therein are no less restrictive in any material respect to such counterparty (and any of its Affiliates and Representatives named therein) than the terms of the Confidentiality Agreement, it being understood that such agreement need not contain any “standstill” or similar provisions, or otherwise prohibit the making of, or amendment or modification to, any Acquisition Proposal.
“Acquisition Proposal” means (i) any proposal, offer, inquiry or indication of interest from any Person or group (as defined in or under Section 13 of the Exchange Act) relating to a merger, consolidation, dissolution, liquidation, tender offer, recapitalization, reorganization, share exchange or purchase, asset purchase, business combination, joint venture, partnership, dissolution, liquidation, spin-off, extraordinary dividend or similar transaction (including any series of transactions) involving the Company or any of its Subsidiaries which is structured to permit such Person or group to, directly or indirectly, acquire beneficial ownership of twenty percent (20%) or more of the outstanding Shares, or twenty percent (20%) or more of the consolidated net revenues, net income or total assets of the Company and (ii) any acquisition by any Person or group (as defined in or under Section 13 of the Exchange Act) resulting in, or proposal, offer, inquiry or indication of interest, which if consummated would result in, any Person or group (as defined in or under Section 13 of the Exchange Act) becoming the beneficial owner of, directly or indirectly, in one or a series of related transactions, twenty percent (20%) or more of the outstanding Shares, or twenty percent (20%) or more of the consolidated net revenues, net income or total assets of the Company, in each case, other than the transactions contemplated by this Agreement.
“Affiliate” means, when used with respect to any party, any Person who is an “affiliate” of that party within the meaning of Rule 405 promulgated under the Securities Act; provided that with respect to each of Parent and Merger Sub, the term “Affiliate” shall not be deemed to include any portfolio company of any fund managed by the Guarantors.
“Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act and all other federal, state and foreign statutes, rules, regulations, orders, decrees and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or competition, including the Foreign Investment and Competition Laws.
“Business Day” means any day of the year on which banks are not required or authorized by Law to close in New York City.
“Company Data” means all data, information, and data compilations contained in the Information Technology Systems or any databases of the Company, including Personal Data and confidential information, that are used, licensed, or owned by, or necessary to the business of the Company.

“Company Material Adverse Effect” means any change, event, development, circumstance or effect that individually or taken together with any other change, event, development, circumstance or effect has, or would reasonably be expected to have a material adverse effect on the business, assets, condition (financial or otherwise), properties, liabilities, operations or results of operations of the Company and its Subsidiaries, taken as a whole provided that none of the following shall be deemed, either alone or in combination, to constitute, and there shall not be taken into account in determining whether there has been a Company Material Adverse Effect any adverse change, event, development, circumstance or effect to the extent arising from or attributable or relating to: (i) changes in, or events generally affecting, the U.S. or global financial, securities or capital markets, (ii) general economic or political conditions in the United States or any foreign jurisdiction in which the Company or any of its Subsidiaries operate, including any changes in currency exchange rates, interest rates, monetary policy, inflation or commodity prices, (iii) changes in, or events generally affecting, the industries in which the Company or any of its Subsidiaries operate, (iv) any natural or man-made disaster or acts of God, including earthquakes, floods, hurricanes, tornados, fires, volcanic eruption, epidemics, pandemics or disease outbreak (including COVID-19) or any acts of terrorism, sabotage, riots, demonstrations, public disorders, military action or war or any escalation or worsening thereof, (v) any failure, in and of itself, by the Company or any of its Subsidiaries to meet any internal or published budgets, projections, estimates, forecasts or predictions in respect of financial or operating performance for any period, (vi) a decline in the price of the Shares, or a change in the trading volume of the Shares, on the New York Stock Exchange (“NYSE”), provided that the exceptions in clauses (v) and (vi) shall not prevent or otherwise affect a determination that any change, event, effect, circumstance or development underlying such failure or decline or change (if not otherwise falling within any of the exclusions pursuant to the other clauses of this definition) has resulted in, or contributed to, a Company Material Adverse Effect, (vii) changes in Law, (viii) changes in U.S. generally accepted accounting principles (“GAAP”) (or authoritative interpretation thereof), (ix) the taking of any specific action expressly required by this Agreement or taken with Parent’s written consent or the failure to take any specific action expressly prohibited by this Agreement and as for which Parent declined to consent, (x) the announcement or pendency of this Agreement and the Merger, including the specific impact thereof on the relationships with customers, suppliers, distributors, partners, other third parties with whom the Company has a relationship or employees (including any cancellation of or delays in customer orders, any reduction in sales, any disruption in or loss of customer, supplier, distributor, partner or similar relationships, or any loss of employees caused by the specific impact thereof) other than, in each case, for purposes of any representation or warranty set forth therein, Section 4.4(b), (xi) cybersecurity attacks, (xii) any computer hacking, data breaches, ransomware, cybercrime or cyberterrorism effecting or impacting, or outage of or termination by a web-hosting platform or data center provider providing services to the Company or any of its Subsidiaries or their respective businesses (xiii) any litigation brought by stockholders of the Company alleging breach of fiduciary duty or inadequate disclosure in connection with this Agreement or any of the transactions contemplated hereby or any demand or proceeding for appraisal or the fair value of the Shares in connection with the transactions contemplated hereby (it being understood and agreed that the exception in this clause (xiii) shall apply to the effects arising out of or relating to the bringing of such litigation and not those arising out of or resulting from an actual breach (or other claim) that is the subject thereof), (xiv) the departure or threatened departure of, or adverse change or threatened adverse change in, the relationship of the Company or any of its Subsidiaries with its employees, (xv) the availability or cost of equity, debt or other financing to Parent, Merger Sub or the Surviving Corporation, (xvi) supply chain disruptions or (xvii) Parent or Merger Sub’s breach of this Agreement or the Equity Investors’ breach of the Equity Commitment Letter; provided, however that the changes, effects, circumstances or developments set forth in the foregoing clauses (i), (ii), (iii), (iv), (vii), (viii), (xi), (xii) and (xvi) shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred to the extent such changes, effects, circumstances or developments have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries operate, but, in such event, only the incremental disproportionate impact of such changes, effects, circumstances or developments shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred.
“Company Plan” means any benefit and compensation plan, policy, program or arrangement, whether formal or informal, written or unwritten, maintained, sponsored or contributed to by the Company or any of its Subsidiaries covering current or former employees, officers, consultants and individual independent contractors of the Company and its Subsidiaries and current or former directors of the Company, including “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and any employment, change-in-control, fringe benefit, retention, or similar contract, plan, program, arrangement or policy and each other plan or arrangement providing for compensation, profit-sharing, vacation benefits, paid time off, insurance (including any stop-loss arrangements), health or medical benefits, welfare or fringe benefit, employee assistance program, disability or sick leave benefits, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance benefits), incentive and bonus, deferred compensation, stock purchase, retirement, severance, restricted stock, stock option, stock appreciation right, stock based plans or other equity-based agreements, excluding any statutory plans.
“Compliant” means, solely with respect to the financial information referred to in Section 6.19(e) that (a) such financial information, taken as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make such financial information, in light of the circumstances under which the statements contained in the financial information are made, not misleading, (b) in the case of such financial information delivered prior to the commencement of the Marketing Period (or re-commencement if the Marketing Period terminates prior to its scheduled fifteen (15) consecutive Business Day period and prior to completion of the Debt Financing) in connection with any offering of high yield debt securities as part of the Debt Financing, such financial information is compliant in all material respects with all applicable requirements of Regulation S-X and Regulation S-K under the Securities Act that are applicable to offerings of non-convertible debt securities on a registration statement of the Company to be declared effective by the SEC on the last day of the Marketing Period on Form S-1 that are applicable to such financial information (other than such provisions for which compliance is not customary in a Rule 144A offering of high yield debt securities), and (c) in the case of such financial information delivered prior to commencement of the Marketing Period (or re-commencement if the Marketing Period terminates prior to its scheduled fifteen (15) consecutive Business Day period and prior to completion of the Debt Financing) in connection with the offering of high yield debt securities as part of the Debt Financing, (i) the independent registered public accountants of the Company have not objected to the use of their audit opinions related to any audited financial statements included in such financial information and the independent registered public accountants of the Company have reviewed any interim financial statements included in such financial information in accordance with PCAOB AS 4105, and (ii) such financial information would not be deemed stale or otherwise be unusable under customary practices for a Rule 144A offering of high yield debt securities and are sufficient to permit the independent registered public accountants of the Company to issue, and the independent registered public accountants of the Company have confirmed they are prepared to issue, customary comfort letters (including customary “negative assurance”) upon the “pricing” and “closing” of the debt securities included in the Debt Financing (subject to the completion by such accountants of customary procedures relating thereto).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associated epidemics, pandemic or disease outbreaks.
“Director Restricted Stock Award” means each restricted stock award subject to time-based or performance-based vesting conditions, whether vested or unvested, held by a member of the board of directors of the Company other than the Chief Executive Officer.
“Director RSU” means each restricted stock unit subject to time-based or performance-based vesting conditions, whether vested or unvested, held by a member of the board of directors of the Company other than the Chief Executive Officer.
“Environmental Law” means any Law relating to the protection of the environment or natural resources.
“ERISA Affiliate” means any Person that is or, at the relevant time was, treated as a single employer with the Company under Code Section 414(b), (c), (m) or (o).
“Exchange Ratio” means the ratio used to convert Unvested Company Restricted Stock and Unvested Company RSUs into equivalent awards with respect to Parent Common Stock under Section 3.5, calculated based upon the Merger Consideration and the relative share capitalizations of the Company and Parent in order to represent awards having the same economic value.

“Excluded Party” means any Person (or group of Persons) from whom the Company or any of its Representatives has received a bona fide written Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date, which written Acquisition Proposal the Company’s board of directors has determined in good faith prior to the start of the No-Shop Period Start Date (after consultation with its outside legal counsel and financial advisor) constitutes or would reasonably be expected to lead to a Superior Proposal and that the failure to evaluate such Acquisition Proposal would reasonably be expected to be inconsistent with the Company directors’ fiduciary duties under applicable Law; provided, however, that a Person (or group of Persons) shall immediately cease to be an Excluded Party (and all provisions of this Agreement applicable to Excluded Parties shall cease to apply with respect to such Person) immediately upon the earliest to occur of the following: (i) the negotiations or discussions between the Company and the Excluded Party with respect to the Acquisition Proposal that resulted in such Excluded Party becoming an Excluded Party shall have been terminated or otherwise abandoned, (ii) the Acquisition Proposal submitted by such Person prior to the start of the No-Shop Period Start Date (including as amended, modified or replaced following such submission) is withdrawn in writing (it being understood that any amendment, modification or replacement of such Acquisition Proposal shall not, in and of itself, be deemed a withdrawal of such Acquisition Proposal), (iii) such Acquisition Proposal, in the good faith determination of the Company’s board of directors (after consultation with its outside legal counsel and financial advisor), no longer constitutes or would reasonably be expected to lead to a Superior Proposal, or (iv) until 11:59 p.m., Eastern Time, on the date that is forty-five (45) days following the date of this Agreement.
“FCA” means the UK Financial Conduct Authority and any successor or replacement authority thereto.
“FCA Approval” means, for the FCA Regulated Entity, either: (i) the FCA granting unconditional approval, or approval subject only to those conditions, undertakings or other requirements that Parent deems acceptable in all respects and are thereafter satisfied, in each case in writing in accordance with, as applicable, section 189(4)(a) or section 189(4)(b)(i) of FSMA, to Parent and to any other person who would be, at Closing, acquiring or increasing control in the Company, as such terms are defined in FSMA and the FSMA (Controllers) (Exemption) Order 2009; or (ii) the FCA being treated, by virtue of section 189(6) of FSMA, as having approved the acquisition or increase in control by Parent and any other person who would be, at Closing, acquiring or increasing control in the Company, as such terms are defined in FSMA and the FSMA (Controllers) (Exemption) Order 2009.
“FCA Regulated Entity” means Dun & Bradstreet Limited, a private limited company with registration number 00160043 and incorporated in England and Wales.
“FSMA” means the Financial Services and Markets Act 2000 (as amended and supplemented from time to time).
“Government Official” means any official, officer, employee, or representative of, or any Person acting in an official capacity for or on behalf of, any Governmental Entity, and includes any official or employee of any government-owned entity, and any officer or employee of a public international organization, as well as any person acting in an official capacity for or on behalf of any such government or department, agency, or instrumentality, or for or on behalf of any such public international organization.
“Indebtedness” means, with respect to any Person, without duplication, all obligations or undertakings by such Person (i) for borrowed money (including (x) deposits or advances of any kind to such Person, (y) under the Existing Credit Agreement and (z) under the Existing A/R Securitization Agreement); (ii) evidenced by bonds, debentures, notes or similar instruments (including under the Company Notes); (iii) for capitalized leases, synthetic lease obligations (or lease obligations that should have been reflected on the books and records or financial statements of such Person as capitalized or synthetic lease obligations in accordance with GAAP) or to pay the deferred and unpaid purchase price of property or equipment; (iv) pursuant to securitization or factoring programs or arrangements; (v) pursuant to guarantees and arrangements having the economic effect of a guarantee of any Indebtedness of any other Person (other than between or among any of Parent and its wholly owned Subsidiaries or between or among the Company and its wholly owned Subsidiaries); (vi) under swaps, options, derivatives and other hedging agreements, transactions or arrangements (assuming they were terminated on the date of determination); or (vii) letters of credit, bank guarantees, and other similar Contracts or arrangements entered into by or on behalf of such Person to the extent they have been drawn upon.

“Information Technology Systems” means information technology and computer systems owned by the Company or any of its Subsidiaries relating to the transmission, storage, maintenance, organization, presentation, generation, processing or analysis of data and information.
“Intellectual Property” means, collectively, (i) patents and patent applications, (ii) registered or applied for trademarks or service marks and all related goodwill, (iii) domain names, (iv) registered or applied for copyrights and (v) trade secrets under applicable Law, including confidential and proprietary information.
“Intervening Event” means a material effect that was not known to, or reasonably foreseeable by, the board of directors of the Company prior to the execution of this Agreement (or if known or reasonably foreseeable, the material consequences of which were not known or reasonably foreseeable), which effect, or any material consequence thereof, becomes known to, or reasonably foreseeable by, the board of directors of the Company prior to the receipt of the Company Requisite Vote; provided, that this definition shall exclude any effect (A) related to any Acquisition Proposal or Superior Proposal or other inquiry, offer or proposal that would reasonably be expected to lead to an Acquisition Proposal or Superior Proposal, (B) related to changes in the price or trading volume of the Shares, in and of itself (provided, that the underlying facts or occurrences giving rise or contributing to such change or event may be taken into account when determining whether an Intervening Event has occurred, unless excluded by any other exclusion in this definition), or (C) related to the fact that, in and of itself, the Company exceeds (or fails to meet) any internal or published projections, estimates or expectations of the Company’s revenue, earnings or other financial performance or results of operations for any period, in and of itself (provided, that the underlying facts or occurrences giving rise or contributing to such for the Company exceeding such projections, estimates or expectations may be taken into account when determining whether an Intervening Event has occurred, unless excluded by any other exclusion in this definition).
“Knowledge of the Company” means the knowledge of the individuals identified on Section 9.15(a) of the Company Disclosure Letter.
“Law” means any federal, state, local, foreign or transnational law, statute or ordinance, common law, rule, regulation, constitution, treaty, convention, code, Order, or other similar requirement enacted, adopted or applied by a Governmental Entity.
“Lenders” means the Persons (other than Parent and its Affiliates), if any, that have committed or subsequently commit, after the date hereof, to provide or arrange or otherwise have entered into agreements in connection with all or any part of the Debt Financing or any Alternative Financing in connection with the transactions contemplated by this Agreement (including any arrangers, agents, underwriters, placement agents, investors or initial purchasers in connection with the Debt Financing or any Alternative Financing), together with their respective Affiliates and their and their Affiliates’ current, former and future officers, directors, general or limited partners, shareholders, members, controlling persons, employees, agents and representatives and the successors and assigns of each of the foregoing.
“Marketing Period” means the fifteen (15) consecutive Business Day period (provided, that (x)(i) such period shall not commence prior to May 5, 2025, (ii) any U.S. market holidays and SEC holidays shall not be included in the calculation of such period and June 20, 2025 and November 28, 2025 shall not be included in the calculation of such period (but for the avoidance of doubt, the exclusion of such dates shall not restart the Marketing Period) and (iii) the period shall have ended on or prior to August 15, 2025 or if such period has not ended on or prior to August 15, 2025, then such period shall not commence prior to September 2, 2025 and (iv) the period shall have ended on or prior to December 12, 2025, or if such period has not ended on or prior to December 12, 2025, then such period shall not commence prior to January 5, 2026) commencing on the Business Day on which Parent has been delivered the Required Financial Information and during which period (i) such Required Financial Information is and remains Compliant, and (ii) nothing has occurred and no condition exists that would cause any of the conditions set forth in Section 7.1(c), Section 7.2(a), Section 7.2(b) or Section 7.2(d) to fail to be satisfied (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time), assuming that the Closing Date were to be scheduled for any time during such fifteen (15) consecutive Business Day period; provided, that the Marketing Period shall end on any earlier date on which the Debt Financing or any Alternative Financing in lieu thereof as set forth in Section 6.19(d) is obtained. If the Company in good faith reasonably believes that it has delivered the Required Financial

Information to Parent that is Compliant, it may deliver to Parent a written notice to that effect (stating when it believes it completed such delivery), in which case the Marketing Period shall be deemed to have commenced on the date specified in such notice, unless Parent in good faith reasonably believes that the Company has not completed delivery of the Required Financial Information and, within two (2) business days after receipt of such notice from the Company, Parent delivers a written notice to the Company to that effect (stating with specificity which portions of the Required Financial Information the Company has not delivered), but without prejudice to the Company’s right to assert that such financial information was in fact delivered. Notwithstanding the foregoing, the Marketing Period shall not commence and shall be deemed not to have commenced if, prior to the completion of the Marketing Period (i) the Company’s auditor shall have withdrawn, or have notified the Company in writing that they intend to withdraw, any audit opinion contained in the Required Financial Information, in which case the Marketing Period shall not be deemed to commence unless and until a new unqualified audit opinion is issued with respect thereto by the auditor or another independent public accounting firm reasonably acceptable to Parent, or (ii) the Company issues a public statement indicating its intent to, or determines that it is required to, restate any historical financial statements of the Company or that any such restatement is under consideration, in which case the Marketing Period shall not be deemed to commence unless and until such restatement has been completed and the relevant financial statements have been amended or the Company has announced that it has concluded that no restatement shall be required in accordance with GAAP.
“Order” means any order, judgment, injunction, ruling, writ, award or decree of any Governmental Entity.
“Parent Material Adverse Effect” means any state of facts, event, change, circumstance, development or effect that, individually or in the aggregate, prevents, materially delays beyond the Termination Date, materially impairs or materially interferes with, or materially adversely affects the ability of Parent or Merger Sub to consummate the Merger and the other transactions contemplated by this Agreement on a timely basis.
“Permitted Liens” means (i) Liens for Taxes not yet due and payable or delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves in the Company Balance Sheet have been established and provided for in accordance with GAAP, (ii) Liens arising in the ordinary course of business in favor of vendors, carriers, warehousemen, repairmen, mechanics, workmen, materialmen, construction or similar Liens, (iii) Liens affecting the interest of the grantor of any easements benefiting owned real property and Liens of record attaching to real property, fixtures or leasehold improvements that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (iv) Liens granted pursuant to the Existing Credit Agreement or the Company Notes (each as in effect on the date hereof), (v) Liens, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, rights-of-way, covenants, restrictions, and other similar matters that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use and operation of the assets to which they relate in the business of such entity and its Subsidiaries as presently conducted, (vi) any license, covenant or other right to or under Intellectual Property granted in the ordinary course of business (vii) any Liens occurring under the applicable organizational documents of the Company or its Subsidiaries (each as in effect on the date hereof) and (viii) any liens securing purchase money indebtedness or equipment leases entered into in the ordinary course of business.
“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.
“Personal Data” means any information that identifies or could be used to identify an individual person, in addition to any definition for “personal data,” “personal information” or any similar term provided by applicable Law.
“Privacy Requirements” means (i) all applicable Laws (“Privacy Laws”) and (ii) the Company or any of its Subsidiaries’ written policies and material contractual obligations, in each case of (i) and (ii) relating to the Processing of any Personal Data.

“Processing” means any operation or set of operations performed on any data, whether or not by automated means, including but not limited to receipt, collection, compilation, use, storage, combination, sharing, safeguarding, disposal, erasure, destruction, disclosure or transfer (including cross-border transfer).
“Required Financial Information” means (a) (i) the audited consolidated balance sheet of the Company as of December 31, 2023 and December 31, 2024 and for each fiscal year of the Company occurring after the date hereof and ended at least sixty (60) days before the Closing Date, and (ii) the related audited consolidated statements of operations and comprehensive income for the fiscal years ended December 31, 2023 and December 31, 2024 and for each fiscal year of the Company occurring after the date hereof and ended at least sixty (60) days before the Closing Date (the financial statements referred to in clause (i) and (ii), including the footnotes thereto, are collectively referred to as the “Financial Statements”), (b) the unaudited consolidated balance sheet of the Company and the related unaudited consolidated statements of operations and comprehensive income as of and for each of the fiscal quarters (that is not a fiscal year-end) ending after the date of the most recent Financial Statements delivered pursuant to the foregoing clause (a) and at least forty (40) days prior to the Closing Date, and (c) to the extent requested with specificity and in writing, and readily available or in the possession of the Company, such other pertinent and customary financial and other information (including any derived from the historical books and records) of the Company and its Subsidiaries as Parent shall reasonably request of a type and form customarily included in marketing materials for a senior secured bank financing or an offering memorandum with respect to a private placement of high yield debt securities pursuant to Rule 144A under the Securities Act, as applicable, subject to exceptions customary for such financings; provided, that Required Financial Information shall not include any pro forma financial statements or other pro forma financial information of or relating to the Company or to require the Company or any of its Affiliates or Subsidiaries to prepare or deliver any such pro forma statements or information.
“Security Incident” means (i) an information security incident, (ii) a Cybersecurity Incident or (iii) a Data Incident, each as described or defined in the Company’s Incident and Breach Policy; Data Compliance and Ethics Policy in effect as of the date of this Agreement.
“Solvent” when used with respect to any Person, means that, as of any date of determination: (i) the fair salable value (determined on a going concern basis) of its assets and property will, as of such date, exceed the amounts required to pay its debts as they become absolute and mature, as of such date; (ii) such Person will have adequate capital to carry on its business; and (iii) such Person will be able to pay its debts as they become absolute and mature, in the ordinary course of business, taking into account the timing of and amounts of cash to be received by it and the timing of and amounts of cash to be payable on or in respect of its indebtedness.
“Subsidiary” means, with respect to any Person, any other Person of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions, is directly or indirectly owned or controlled by such Person or by one or more of its Subsidiaries; provided that none of the Company or any of its Subsidiaries shall be deemed to be a Subsidiary of Parent.
“Superior Proposal” means any bona fide written offer made by a third party after the date of this Agreement, that, if consummated, would result in such third party (or its stockholders) owning, directly or indirectly, a majority of the outstanding Shares (or of the stock of the surviving entity in a merger or the direct or indirect parent of the surviving entity in a merger) or a majority of the assets of the Company and its Subsidiaries, taken as a whole, which the Company’s board of directors determines in good faith (after consultation with its outside legal counsel and financial advisor) to be (i) more favorable to the holders of Shares (in their capacity as such) from a financial point of view than the Merger (taking into account all of the terms and conditions (including any financing condition or the reliability of any debt or equity funding commitments (including whether or not fully committed)) of, the identity of the third party making, and the likelihood of and expected timing (including the associated impact on the time value of money) for completion of, such proposal and this Agreement (including, if applicable at the time of such determination, any changes to the terms of this Agreement then committed to in writing by Parent in response to such offer or otherwise)) and (ii) reasonably expected to be completed in accordance with the terms of such proposal, taking into account all financial, legal, regulatory and other aspects of such proposal.

“Tax” (including, with correlative meanings, the terms “Taxes” and “Taxable”) means all federal, state, local and foreign taxes, profits, franchise, gross receipts, customs duty, capital stock, severance, stamp, payroll, sales, employment, unemployment, use, real and personal property, withholding, excise, value added, transfer, employee, estimated taxes or assessments in the nature of tax, in each case that is imposed by a Governmental Entity, and all interest and penalties, fines and additions to tax (including on account of a failure to file any Tax Return or a correct Tax Return) imposed in connection with any item described in this definition.
“Tax Return” means all returns, reports, forms and information with respect to Taxes (including any information return, claim for refund, declaration of estimated Tax, election or disclosure) filed or supplied, or required to be filed or supplied to a Tax authority relating to Taxes, including any schedules or attachments thereto and amendments thereof.
“Treasury Regulations” means the Treasury Regulations promulgated under the Code.
“Willful Breach” means (i) a breach by a party of any of its obligations under this Agreement that is a consequence of an act or omission undertaken or omitted by the breaching party with actual knowledge, or knowledge that a Person acting reasonably under the circumstances should have, that such party’s action would, or would reasonably be expected to, result in or constitute a breach of this Agreement or (ii) subject to the satisfaction or waiver (by the party for whom such condition may be waived) of the conditions to Closing set forth in ARTICLE VII (other than those conditions that by their terms are to be satisfied at Closing, provided that those conditions would have been satisfied if the Closing were to occur on such date), the willful or intentional failure of the breaching party to consummate the Merger in accordance with Section 1.2 and the other transactions contemplated by this Agreement to be consummated at the Closing in accordance with the terms and conditions of this Agreement.
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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.
DUN & BRADSTREET HOLDINGS, INC.
By: /s/ Joe A. Reinhardt, III Name: Joe A. Reinhardt, III Title: Chief Legal Officer
DENALI INTERMEDIATE HOLDINGS, INC.
By: /s/ Behdad Eghbali Name: Behdad Eghbali Title: President
DENALI BUYER, INC.
By: /s/ Behdad Eghbali Name: Behdad Eghbali Title: President
[Signature Page to Agreement and Plan of Merger]

Annex B
Execution Version
Confidential
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”), dated as of March 23, 2025, is entered into by and between Dun & Bradstreet Holdings, Inc., a Delaware corporation (the “Company”), Cannae Holdings, Inc., a Nevada corporation (the “Stockholder”), and Denali Intermediate Holdings, Inc., a Delaware corporation (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Denali Buyer, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, the Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of 69,048,691 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), being all of the shares of Common Stock owned of record or beneficially by the Stockholder as of the date hereof (the “Owned Shares”); and
WHEREAS, as a condition and inducement for Parent to enter into the Merger Agreement, Parent has required that the Stockholder, in its capacity as a stockholder of the Company, enter into this Agreement, and the Stockholder has agreed to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Stockholder, the Company and Parent hereby agree as follows:
1.   Agreement to Vote the Owned Shares.
1.1   From and after the date hereof until the Termination Date (as defined below), at any meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, the Stockholder agrees to affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares as follows, unless the board of directors of the Company (the “Board”) has made a Change in Recommendation that amounts to a recommendation against item (a)(i) below and that has not been rescinded or withdrawn (in which case the Stockholder will be permitted to vote the Owned Shares with respect to the following matters in any manner it chooses in its sole discretion): (a) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions contemplated by the Merger Agreement or necessary or desirable in furtherance of the Merger and the other transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports) and (b) against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled (clauses (a) and (b) collectively, the “Supported Matters”). The Stockholder shall cause all of the Owned Shares to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the Company’s stockholders at which the matters described in this Section 1 are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters and subject to Section 1.2, the Stockholder does not have any obligation to vote the Owned Shares in any particular manner and, with respect to such other matters (other than the Supported Matters, but subject to Section 1.2), the Stockholder shall be entitled to vote the Owned Shares in its sole discretion.
1.2   Notwithstanding anything in this Agreement to the contrary, the Stockholder shall not be required to vote (or cause to be voted) any of the Owned Shares to amend the Merger Agreement (including any schedule or exhibit thereto), or take any action that would reasonably be expected to result in an amendment or modification of the Merger Agreement, that: (a) (1) delays or imposes any additional restrictions or conditions on the payment of the Merger Consideration, or (2) imposes any additional conditions on the consummation of the Merger; (b) decreases the amount or changes the kind of consideration to be paid to the holders of Shares in connection with the Merger; (c) impedes or delays the consummation of the Merger or (d) from and after the adoption of the Merger Agreement by the holders of Shares, requires further approval of the Company’s stockholders under the General Corporation Law of the State of Delaware (“DGCL”) (each of the foregoing, an “Adverse Amendment”).
2.   Termination.   This Agreement shall automatically terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time and (b) the valid termination of the Merger Agreement in accordance with its terms (such earliest date, the “Termination Date”); provided that the provisions set forth in Sections 9 through 20 shall survive the termination of this Agreement; provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach.
3.   Certain Covenants of the Stockholder.
3.1   Transfer of Shares.   The Stockholder hereby covenants and agrees that, except as contemplated hereby, the Stockholder shall not (a) tender any of the Owned Shares into any tender or exchange offer, (b) directly or indirectly offer, sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding, hedging or other arrangement with respect to the Transfer of, any of the Owned Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (c) grant any proxies or powers of attorney, deposit any of the Owned Shares into a voting trust or enter into a voting agreement with respect to any of the Owned Shares that is inconsistent with this Agreement, (d) commit or agree to take any of the foregoing actions or (e) take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect in any material respect or have the effect of delaying, preventing or disabling the Stockholder from performing its obligations under this Agreement in any material respect, in each case other than with respect to a Permitted Transfer; provided, however, that (x) a Stockholder shall give the Company and Parent written notice no less than five (5) Business Days prior to the time of such Permitted Transfer stating the name and address of the transferee and identifying the Owned Shares being transferred to the transferee and (y) such transferee shall execute a joinder (in form reasonably satisfactory to the Company and Parent) evidencing written agreement to be fully bound by the provisions hereof as if such transferee were an original signatory hereto. Any Transfer in violation of this Section 3 shall be void ab initio. As used in this Agreement, “Permitted Transfer” shall mean a transfer of Owned Shares by the Stockholder to an Affiliate of the Stockholder, in each case, other than any portfolio company of the Stockholder. Notwithstanding the foregoing or anything else in this Agreement to the contrary (i) the Stockholder shall be permitted to Transfer (or take any other of the foregoing actions in respect of 10,000,000 of the Owned Shares (the “Transferrable Shares”) and (ii) to the extent Stockholder Transfers (or takes any other of the foregoing actions in respect of) any of the Transferrable Shares, then such Transferrable Shares shall no longer be considered Owned Shares for any purposes under this Agreement.
3.2   Additional Owned Shares; Share Dividends.   The Stockholder agrees that any of the Common Stock (or other voting securities of the Company or any other securities exchangeable for, or convertible into, Common Stock or any other voting securities of the Company) that the Stockholder purchases or with respect to which the Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Owned Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Owned Shares (it being understood, for the avoidance of doubt, that any such New Owned Shares shall be subject to the terms of this Agreement as though such New Owned Shares were owned by the

Stockholder on the date hereof). For the avoidance of doubt, all references to “Owned Shares” contained herein shall be deemed to also include all “New Owned Shares”, if any. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Owned Shares, the terms “Owned Shares”, “New Owned Shares” and “Common Stock” shall be deemed to refer to and include such shares or interests as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, as applicable.
3.3   Disclosure.   The Stockholder hereby consents to (a) the filing of this Agreement by the Company in the Proxy Statement or other disclosure documents, including any Form 8-K filed by the Company or Parent in connection with the execution of the Merger Agreement, required by applicable Law to be filed with the SEC, NYSE or any other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby and (b) the publication and disclosure by Parent and the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC, NYSE or other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of the Stockholder’s identity and ownership, this Agreement and the nature of the Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure; provided that Parent shall (with respect to any of its or the Company’s disclosures, including the Proxy Statement and any other required Company filing) give the Stockholder and its legal counsel a reasonable opportunity to review and comment on such disclosures, and shall consider in good faith any such reasonable comments prior to any such disclosures being made public. As promptly as practicable after obtaining knowledge thereof, the Stockholder shall notify Parent and the Company of any required corrections with respect to such information previously supplied by the Stockholder to Parent or the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.
4.   Representations and Warranties of the Stockholder.   The Stockholder hereby represents and warrants to the Company and Parent as follows:
4.1   The Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of Nevada. The Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by its board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of the Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholder of this Agreement. This Agreement has been duly executed and delivered by the Stockholder and constitutes a legal, valid and binding agreement of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
4.2   The execution and delivery of, compliance with and performance by the Stockholder of this Agreement do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of the Stockholder, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Stockholder is entitled, under any Contract binding upon the Stockholder, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Stockholder, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.

4.3   No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholder in connection with the execution and delivery of this Agreement or the consummation by the Stockholder of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Stockholder of its obligations under this Agreement.
4.4   The Stockholder is the record and beneficial owner of the Owned Shares. The Stockholder does not own, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares. The Stockholder has the sole right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement.
4.5   Except for the representations and warranties of the Stockholder contained in this Section 4, the Stockholder is not making and has not made, and no other Person is making or has made on behalf of the Stockholder, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and no Stockholder nor any Person on behalf of the Company is making any express or implied representation or warranty with respect to the Stockholder or any of their Affiliates or with respect to any other information made available to the Company or Parent in connection with the transactions contemplated by this Agreement.
5.   Representations and Warranties of the Company.   The Company hereby represents and warrants to the Stockholder as follows:
5.1   The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Board) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.
5.2   The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the Company Certificate of Incorporation or Company Bylaws or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.
5.3   No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Company of its obligations under this Agreement.
6.   Stockholder Capacity.   This Agreement is being entered into by the Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall restrict or limit the ability of the Stockholder or any of its Affiliates (i) who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders (including, for the avoidance of doubt, with respect to any actions taken by the Stockholder in respect of the exercise of any rights or obligations of the Company or the board of directors of the Company pursuant to, and in accordance with, Section 6.2 (Acquisition Proposals) of the Merger Agreement) or (ii) to take any action in any capacity other than as a stockholder of the Company.
7.   Waiver of Appraisal Rights.   The Stockholder hereby irrevocably waives, to the fullest extent of the Law, and agrees not to assert any appraisal rights under Section 262 of the DGCL, a copy of which is attached hereto as Exhibit A, with respect to all of the Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement.
8.   Further Assurances.   The Stockholder, Parent and the Company shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Board may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.
9.   Notices.   Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email (without any “bounceback” or other notice of nondelivery) and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:
if to the Stockholder:
Cannae Holdings, Inc.
1701 Village Center Circle
Las Vegas, NV 89134
Attention: Michael L. Gravelle
Email:       [***]
if to Parent:
Denali Intermediate Holdings, Inc.
c/o Clearlake Capital Group, L.P.
233 Wilshire Blvd., Suite 800 Santa Monica, CA 90401
Santa Monica, CA 90401
Attention: Behdad Eghbali; Fred Ebrahemi
Email:       [***]; [***]
with copies to (which shall not constitute notice):
Sidley Austin LLP
1999 Avenue of the Stars, 17th Floor
Los Angeles, CA 90067
Attention: Mehdi Khodadad; Mark Castiglia; Daniel Belke
Email:       [***]; [***]; [***]

if to the Company:
Dun & Bradstreet Holdings Inc.
5335 Gate Parkway
Jacksonville, Florida 32256
Attention: Joe Reinhart
Email:       [***]
with copies to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention: Michael J. Aiello; Amanda Fenster
Email:       [***]; [***]
or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.
10.   Interpretation.   The section and paragraph headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. The Company, Parent and the Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement, and the parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
11.   Entire Agreement.   This Agreement and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
12.   No Third-Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
13.   Governing Law.   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (d) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (e) consents to service being made through the notice procedures set forth in Section 9. Each of the Company, Parent and the Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.
14.   Assignment; Successors.   Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
15.   Indemnification.   The Company shall indemnify the Stockholder and its Affiliates, and each of its and their respective, officers, directors, employees, agents and other Representatives (“Stockholder Indemnified Parties”) against, and hold each of the Stockholder Indemnified Parties harmless from, any damage, loss, injury, charge, cost, expense or liability, interest, penalties, reasonable and documented out-of-pocket attorneys’, consultants’, experts’ and other professional advisors’ fees and expenses and all amounts paid in investigation, defense or settlement of any Proceeding (other than consequential damages and punitive or exemplary damages, reduced by any applicable insurance proceeds actually received by the Stockholder or any other Stockholder Indemnified Party) (collectively “Damages”), in each case, actually paid to third parties or incurred by any such Stockholder Indemnified Party that arise out of, in connection with or related to the Stockholder’s execution of this Agreement in connection with the Merger Agreement and the transactions contemplated thereby (any such matter, an “Indemnifiable Matter”); provided that the foregoing indemnification obligations shall not apply to the extent arising out of, in connection with or related to the Stockholder’s breach of or noncompliance with this Agreement, willful misconduct or fraud. The Company shall advance all reasonable and documented out-of-pocket attorneys’, consultants’, experts’ and other professional advisors’ fees and expenses incurred by or on behalf of a Stockholder Indemnified Party in connection with any Indemnifiable Matter within twenty (20) days after the receipt by the Company of a statement from such Stockholder Indemnified Party requesting such advance from time to time.
16.   Enforcement.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not timely perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholder would have entered into this Agreement.
17.   Non-Recourse.   This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. Without limiting the rights of the Company against the Stockholder, in no event shall the Company or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.
18.   Severability.   The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction or arbitral panel finds any provision hereof to be invalid or unenforceable, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
19.   Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.
20.   Amendment.   This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.
21.   No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in the Company or the Parent any direct or indirect ownership or incidence of ownership of or with respect to any of the Owned Shares. All ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Stockholder, and, except as otherwise provided herein, the Company and the Parent shall have no authority to direct the Stockholder in the voting or disposition of any of the Owned Shares.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
DUN & BRADSTREET HOLDINGS, INC.
By:
/s/ Joe A. Reinhardt, III

Name: Joe A. Reinhardt, III
Title:  Chief Legal Officer
[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
CANNAE HOLDINGS, INC.
By:
/s/ Michael L. Gravelle

Name: Michael L. Gravelle
Title:   Executive Vice President, General Counsel and Corporate Secretary
[Signature Page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
DENALI INTERMEDIATE HOLDINGS, INC.
By:
/s/ Behdad Eghbali

Name: Behdad Eghbali
Title:   President
[Signature Page to Voting and Support Agreement]

EXHIBIT A
SECTION 262 OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE
§ 262. Appraisal rights For application of this section, see 81 Del. Laws, c. 354, § 17; 82 Del. Laws, c. 45, § 23; 82 Del. Laws, c. 256, § 24; 83 Del. Laws, c. 377, § 22; and 84 Del. Laws, c.98, § 16.
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.
8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§   30-32; 66 Del. Laws, c. 352, §   9; 67 Del. Laws, c. 376, §§   19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21; 76 Del. Laws, c. 145, §§ 11-16; 77 Del. Laws, c. 14, §§ 12, 13; 77 Del. Laws, c. 253, §§ 47-50; 77 Del. Laws, c. 290, §§ 16, 17; 79 Del. Laws, c. 72, §§ 10, 11; 79 Del. Laws, c. 122, §§ 6, 7; 80 Del. Laws, c. 265, §§ 8-11; 81 Del. Laws, c. 354, §§ 9, 10, 17; 82 Del. Laws, c. 45, § 15; 82 Del. Laws, c. 256, § 15; 83 Del. Laws, c. 377, § 9; 84 Del. Laws, c. 98, § 9.

Annex C
Execution Version
VOTING AND SUPPORT AGREEMENT
This Voting and Support Agreement (this “Agreement”), dated as of March 23, 2025, is entered into by and between Dun & Bradstreet Holdings, Inc., a Delaware corporation (the “Company”), each of the entities listed on Exhibit A attached hereto (each, a Stockholder, and collectively, the “Stockholders”), and Denali Intermediate Holdings, Inc., a Delaware corporation (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Merger Agreement (as defined below).
RECITALS
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) the Company, (ii) Parent and (iii) Denali Buyer, Inc., a Delaware corporation and a direct wholly owned Subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;
WHEREAS, as of the date hereof, each Stockholder is the record and/or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”) set forth beside its name on Exhibit A, being all of the shares of Common Stock owned of record or beneficially by such Stockholder as of the date hereof (the “Owned Shares”); and
WHEREAS, as a condition and inducement for Parent to enter into the Merger Agreement, Parent has required that each Stockholder, in its capacity as a stockholder of the Company, enter into this Agreement, and each Stockholder has agreed to enter into this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, each Stockholder, the Company and Parent hereby agree as follows:
1.    Agreement to Vote the Owned Shares.
1.1   From and after the date hereof until the Termination Date (as defined below), at any meeting of the Company’s stockholders, including any postponement, recess or adjournment thereof, or in any other circumstance, in each case, upon which a vote, consent or other approval (including a written consent) with respect to the Merger Agreement, the Merger or any other transaction contemplated by the Merger Agreement is sought, each Stockholder agrees to, and agrees to cause its applicable Affiliates to, affirmatively vote (including via proxy) or execute consents with respect to (or cause to be voted (including via proxy) or consents to be executed with respect to) all of the Owned Shares as follows, unless the board of directors of the Company (the “Board”) has made a Change in Recommendation that amounts to a recommendation against item (a)(i) below and that has not been rescinded or withdrawn (in which case each Stockholder will be permitted to vote its Owned Shares with respect to the following matters in any manner it chooses in its sole discretion): (a) in favor of (“for”) (i) the Merger and the adoption of the Merger Agreement and (ii) each of the other actions contemplated by the Merger Agreement or necessary or desirable in furtherance of the Merger and the other transactions contemplated by the Merger Agreement (including, for the avoidance of doubt, any proposal to adjourn the applicable meeting that the Board supports) and (b) against any action or agreement that could reasonably be expected to result in any of the conditions to the consummation of the Merger under the Merger Agreement not being fulfilled (clauses (a) and (b) collectively, the “Supported Matters”). Each Stockholder shall cause all of the Owned Shares to be counted as present thereat (including by proxy) for purposes of establishing a quorum at each meeting of the Company’s stockholders at which the matters described in this Section 1 are to be considered (including every adjournment or postponement thereof). For the avoidance of doubt, other than with respect to the Supported Matters and subject to Section 1.2, no Stockholder has any obligation to vote the Owned

Shares in any particular manner and, with respect to such other matters (other than the Supported Matters, but subject to Section 1.2), each Stockholder shall be entitled to vote the Owned Shares in its sole discretion.
1.2   Notwithstanding anything in this Agreement to the contrary, no Stockholder shall be required to vote (or cause to be voted) any of the Owned Shares to amend the Merger Agreement (including any schedule or exhibit thereto), or take any action that would reasonably be expected to result in an amendment or modification of the Merger Agreement, that: (a) (1) delays or imposes any additional restrictions or conditions on the payment of the Merger Consideration, or (2) imposes any additional conditions on the consummation of the Merger; (b) decreases the amount or changes the kind of consideration to be paid to the holders of Shares in connection with the Merger; (c) impedes or delays the consummation of the Merger or (d) from and after the adoption of the Merger Agreement by the holders of Shares, requires further approval of the Company’s stockholders under the General Corporation Law of the State of Delaware (“DGCL”) (each of the foregoing, an “Adverse Amendment”).
2.    Termination.   This Agreement shall automatically terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time and (b) the valid termination of the Merger Agreement in accordance with its terms (such earliest date, the “Termination Date”); provided that the provisions set forth in Sections 9 through 20 shall survive the termination of this Agreement; provided further that the termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for that party’s Willful Breach.
3.    Certain Covenants of the Stockholders.
3.1   Transfer of Shares.   The Stockholders hereby covenant and agree that, except as contemplated hereby, no Stockholder shall (a) tender any of the Owned Shares into any tender or exchange offer, (b) directly or indirectly offer, sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of (collectively, “Transfer”) or enter into any contract, option, agreement, understanding, hedging or other arrangement with respect to the Transfer of, any of the Owned Shares or beneficial ownership, voting power or any other interest thereof or therein (including by operation of law), (c) grant any proxies or powers of attorney, deposit any of the Owned Shares into a voting trust or enter into a voting agreement with respect to any of the Owned Shares that is inconsistent with this Agreement, (d) commit or agree to take any of the foregoing actions or (e) take any action that would make any representation or warranty of the Stockholders contained herein untrue or incorrect in any material respect or have the effect of delaying, preventing or disabling a Stockholder from performing its obligations under this Agreement in any material respect, in each case other than with respect to a Permitted Transfer; provided, however, that (x) a Stockholder shall give the Company and Parent written notice no less than five (5) Business Days prior to the time of such Permitted Transfer stating the name and address of the transferee and identifying the Owned Shares being transferred to the transferee and (y) such transferee shall execute a joinder (in form reasonably satisfactory to the Company and Parent) evidencing written agreement to be fully bound by the provisions hereof as if such transferee were an original signatory hereto. Any Transfer in violation of this Section 3 shall be void ab initio. As used in this Agreement, “Permitted Transfer” shall mean a transfer of Owned Shares by a Stockholder to an Affiliate of such Stockholder, in each case, other than any portfolio company of such Stockholder.
3.2    Additional Owned Shares; Share Dividends.   Each Stockholder agrees that any of the Common Stock (or other voting securities of the Company or any other securities exchangeable for, or convertible into, Common Stock or any other voting securities of the Company) that a Stockholder purchases or with respect to which a Stockholder otherwise acquires record or beneficial ownership after the date of this Agreement and prior to the termination of this Agreement (“New Owned Shares”) shall be subject to the terms and conditions of this Agreement to the same extent as the Owned Shares (it being understood, for the avoidance of doubt, that any such New Owned Shares shall be subject to the terms of this Agreement as though such New Owned Shares were owned by a Stockholder on the date hereof). For the avoidance of doubt, all references to “Owned Shares” contained herein shall be deemed to also include all “New Owned Shares”, if any. In the event of a stock split, stock dividend or distribution, or any split-up, reverse stock split, recapitalization, combination, reclassification, reincorporation, exchange of shares or the like, in each case affecting the Owned Shares, the terms

“Owned Shares”, “New Owned Shares” and “Common Stock” shall be deemed to refer to and include such shares or interests as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction, as applicable.
3.3    Disclosure.   Each Stockholder hereby consents to (a) the filing of this Agreement by the Company in the Proxy Statement or other disclosure documents, including any Form 8-K filed by the Company in connection with the execution of the Merger Agreement, required by applicable Law to be filed with the SEC, NYSE or any other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby and thereby and (b) the publication and disclosure by Parent and the Company in the Proxy Statement or other disclosure document required by applicable Law to be filed with the SEC, NYSE or other Governmental Entity in connection with this Agreement, the Merger Agreement or the transactions contemplated hereby or thereby, of each Stockholder’s identity and ownership, this Agreement and the nature of each Stockholder’s commitments, arrangements and understandings pursuant to this Agreement and such other information required in connection with such disclosure; provided that Parent shall (with respect to any of its or the Company’s disclosures, including the Proxy Statement and any other required Company filing) give each Stockholder and its legal counsel a reasonable opportunity to review and comment on such disclosures, and shall consider in good faith any such reasonable comments prior to any such disclosures being made public. As promptly as practicable after obtaining knowledge thereof, a Stockholder shall notify Parent and the Company of any required corrections with respect to such information previously supplied by such Stockholder to Parent or the Company hereunder, if and to the extent that any such information shall have become false or misleading in any material respect.
4.    Representations and Warranties of the Stockholders.   The Stockholders hereby represent and warrant to the Company and Parent as follows:
4.1    Each Stockholder is a legal entity duly organized, validly existing and in good standing under the Laws of Delaware. Each Stockholder has all requisite corporate or other similar power and authority and has taken all corporate or other similar action necessary (including approval by its board of directors or applicable corporate bodies) to execute, deliver, comply with and perform its obligations under this Agreement in accordance with the terms hereof and to consummate the transactions contemplated hereby, and no other action on the part of or vote of holders of any equity securities of any Stockholder is necessary to authorize the execution and delivery of, compliance with and performance by the Stockholders of this Agreement. This Agreement has been duly executed and delivered by each Stockholder and constitutes a legal, valid and binding agreement of each Stockholder enforceable against each Stockholder in accordance with its terms, subject to the Bankruptcy and Equity Exception.
4.2   The execution and delivery of, compliance with and performance by the Stockholders of this Agreement do not and will not (i) conflict with or result in any violation or breach of any provision of the certificate of formation or operating agreement or similar organizational documents of the Stockholders, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any rights or obligation or the loss of any benefit to which any Stockholder is entitled, under any Contract binding upon the Stockholders, or to which any of its properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of any Stockholder, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by any Stockholder of its obligations under this Agreement.
4.3   No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Stockholders in connection with the execution and delivery of this Agreement or the consummation by the Stockholders of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by each Stockholder of its obligations under this Agreement.
4.4   Each Stockholder is the record and beneficial owner of the Owned Shares set forth beside its name on Exhibit A. No Stockholder owns, of record or beneficially, any shares of capital stock of the Company, or other rights to acquire shares of capital stock of the Company, in each case other than the Owned Shares. Each Stockholder has the sole right to dispose of the Owned Shares, and none of the Owned Shares is subject to any pledge, disposition, transfer or other agreement, arrangement or restriction, except as contemplated by this Agreement.
4.5   Except for the representations and warranties of the Stockholders contained in this Section 4, no Stockholder is making and has not made, and no other Person is making or has made on behalf of the Stockholders, any express or implied representation or warranty in connection with this Agreement or the transactions contemplated hereby; and no Stockholder nor any Person on behalf of the Company is making any express or implied representation or warranty with respect to the Stockholders or any of their Affiliates or with respect to any other information made available to the Company or Parent in connection with the transactions contemplated by this Agreement.
5.    Representations and Warranties of the Company.   The Company hereby represents and warrants to the Stockholders as follows:
5.1   The Company is a legal entity duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Company has all requisite corporate power and authority and has taken all corporate action necessary (including approval by the Board) to execute, deliver and perform its obligations under this Agreement in accordance with the terms hereof and no other corporate action by the Company or vote of holders of any class of the capital stock of the Company is necessary to approve and adopt this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Bankruptcy and Equity Exception.
5.2   The execution, delivery and performance by the Company of this Agreement do not and will not, other than as provided in the Merger Agreement with respect to the Merger and the other transactions contemplated thereby, (i) conflict with or result in any violation or breach of any provision of the Company Certificate of Incorporation or Company Bylaws or the similar organizational documents of any of its Subsidiaries, (ii) conflict with or result in a violation or breach of any applicable Law, (iii) require any consent by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default under, or cause or permit the termination, cancellation or acceleration of any right or obligation or the loss of any benefit to which the Company and any of its Subsidiaries are entitled, under any Contract binding upon the Company or any of its Subsidiaries, or to which any of their respective properties, rights or other assets are subject or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets (including intangible assets) of the Company or any of its Subsidiaries, except in the case of clauses (ii), (iii) and (iv) above, any such violation, breach, conflict, default, termination, acceleration, cancellation or loss that would not reasonably be expected to restrict, prohibit or impair the performance by the Company of its obligations under this Agreement.
5.3   No consent, approval, order or authorization of, or registration, declaration or, (except as required by the rules and regulations promulgated under the Exchange Act, the Securities Act, or state securities, takeover and “blue sky” laws) filing with, any Governmental Entity or any other Person, is required by or with respect to the Company in connection with the execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby, except as would not, individually or in the aggregate, reasonably be expected to restrict, prohibit or impair the consummation of the Merger or the performance by the Company of its obligations under this Agreement.
6.    Stockholder Capacity.   This Agreement is being entered into by each Stockholder solely in its capacity as a record and/or beneficial owner of the Owned Shares, and nothing in this Agreement shall restrict or limit the ability of a Stockholder or any of its Affiliates (i) who is a director, officer or employee of the Company to take any action in his or her capacity as a director, officer or employee of the Company, including the exercise of fiduciary duties to the Company or its stockholders (including, for the avoidance of doubt, with respect to any actions taken by a Stockholder in respect of the exercise of any rights or obligations of the Company or the board of directors of the Company pursuant to, and in accordance with, Section 6.2 (Acquisition Proposals) of the Merger Agreement) or (ii) to take any action in any capacity other than as a stockholder of the Company.
7.    Waiver of Appraisal Rights.   Each Stockholder hereby irrevocably waives, to the fullest extent of the Law, and agrees not to assert any appraisal rights under Section 262 of the DGCL, a copy of which is attached hereto as Exhibit B, with respect to all of the Owned Shares with respect to the Merger and the transactions contemplated by the Merger Agreement.
8.    Further Assurances.   Each Stockholder, Parent and the Company shall, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as the Board may reasonably request to the extent necessary to effect the transactions contemplated by this Agreement.
9.    Notices.   Notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (a) when delivered, if delivered personally to the intended recipient, (b) when sent by email (without any “bounceback” or other notice of nondelivery) and (c) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party:
if to the Stockholders:
c/o Thomas H. Lee Partners, L.P.
100 Federal St., 36th Floor
Boston, MA 02110
Attention: Ganesh Rao; Shari Wolkon
Email:   [***]; [***]
if to Parent:
Denali Intermediate Holdings, Inc.
c/o Clearlake Capital Group, L.P.
233 Wilshire Blvd., Suite 800
Santa Monica, CA 90401
Email:
[***]

[***]
with copies to (which shall not constitute notice):
Sidley Austin LLP
1999 Avenue of the Stars, 17th Floor
Los Angeles, CA 90067
Attention:   Mehdi Khodadad; Mark Castiglia; Daniel Belke
Email:
[***]; [***]; [***]

if to the Company:
Dun & Bradstreet Holdings Inc.
5335 Gate Parkway
Jacksonville, Florida 32256
Attention:
Joe Reinhart

Email:
[***]

with copies to (which shall not constitute notice):
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attention:   Michael J. Aiello; Amanda Fenster
Email:
[***]; [***]

or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.
10.    Interpretation.   The section and paragraph headings or captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” when used in this Agreement is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Contract or Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Contract or Law as from time to time amended, modified or supplemented, including (in the case of Contracts) by waiver or consent and (in the case of Laws) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. The Company, Parent and each Stockholder acknowledge that each party to this Agreement has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement, and the parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
11.    Entire Agreement.   This Agreement and the Merger Agreement collectively constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties both written and oral, among the parties hereto, with respect to the subject matter hereof.
12.    No Third-Party Beneficiaries.   This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
13.    Governing Law.   THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OR CHOICE OF LAW PRINCIPLES THEREOF. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, in the event any dispute arises out of or is related to this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any Action relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of Delaware and any appellate court therefrom, (d) waives any objection that it may now or hereafter have to the venue of any such Action in the Court of Chancery of the State of Delaware or, if such court lacks subject matter jurisdiction, any state or federal court located in the State of

Delaware and any appellate court therefrom or that such Action was brought in an inconvenient court and agrees not to plead or claim the same and (e) consents to service being made through the notice procedures set forth in Section 9. Each of the Company, Parent and each Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 9 shall be effective service of process for any Action in connection with this Agreement or the transactions contemplated hereby. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (iv) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.
14.    Assignment; Successors.   Other than as provided herein, neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party hereto without the prior written consent of the other parties hereto, and any such assignment without such prior written consent shall be null and void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.
15.    Indemnification.   The Company shall indemnify each Stockholder and its Affiliates, and each of its and their respective, officers, directors, employees, agents and other Representatives (“Stockholder Indemnified Parties”) against, and hold each of the Stockholder Indemnified Parties harmless from, any damage, loss, injury, charge, cost, expense or liability, interest, penalties, reasonable and documented out-of-pocket attorneys’, consultants’, experts’ and other professional advisors’ fees and expenses and all amounts paid in investigation, defense or settlement of any Proceeding (other than consequential damages and punitive or exemplary damages, reduced by any applicable insurance proceeds actually received by a Stockholder or any other Stockholder Indemnified Party) (collectively “Damages”), in each case, actually paid to third parties or incurred by any such Stockholder Indemnified Party that arise out of, in connection with or related to the Stockholder’s execution of this Agreement in connection with the Merger Agreement and the transactions contemplated thereby (any such matter, an “Indemnifiable Matter”); provided that the foregoing indemnification obligations shall not apply to the extent arising out of, in connection with or related to the Stockholder’s breach of or noncompliance with this Agreement, willful misconduct or fraud. The Company shall advance all reasonable and documented out-of-pocket attorneys’, consultants’, experts’ and other professional advisors’ fees and expenses incurred by or on behalf of a Stockholder Indemnified Party in connection with any Indemnifiable Matter within twenty (20) days after the receipt by the Company of a statement from such Stockholder Indemnified Party requesting such advance from time to time.
16.    Enforcement.   The parties hereto agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy would occur in the event that the parties hereto do not timely perform the provisions of this Agreement (including any party hereto failing to take such actions as are required of it hereunder in order to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The parties hereto acknowledge and agree that (a) the parties hereto will be entitled, in addition to any other remedy to which they are entitled at law or in equity, to an injunction, specific performance and other equitable relief to prevent breaches (or threatened breaches) of this Agreement and to enforce specifically the terms and provisions hereof and (b) the right of specific enforcement is an integral part of the transactions contemplated hereby and without that right, none of the Company, Parent or the Stockholders would have entered into this Agreement.

17.    Non-Recourse.   This Agreement may only be enforced against, and any Action based upon, arising out of, or related to this Agreement, or the negotiation, execution or performance of this Agreement, may only be brought against the entities that are expressly named as parties hereto and then only with respect to the specific obligations set forth herein with respect to such party. No past, present or future director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney or other Representative of any party hereto or any of their successors or permitted assigns or any direct or indirect director, officer, employee, incorporator, manager, member, general or limited partner, stockholder, equityholder, controlling person, Affiliate, agent, attorney, Representative, successor or permitted assign of any of the foregoing (each, a “Non-Recourse Party”), shall have any liability for any obligations or liabilities of any party under this Agreement or for any Proceeding (whether in tort, contract or otherwise) based on, in respect of or by reason of the transactions contemplated hereby or in respect of any written or oral representations made or alleged to be made in connection herewith. Without limiting the rights of the Company against the Stockholders, in no event shall the Company or any of its Affiliates seek to enforce this Agreement against, make any claims for breach of this Agreement against, or seek to recover monetary damages from, any Non-Recourse Party.
18.    Severability.   The provisions of this Agreement shall be deemed severable and in the event any court of competent jurisdiction or arbitral panel finds any provision hereof to be invalid or unenforceable, such invalidity or enforceability shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is found to be invalid or unenforceable, (a) a suitable and equitable provision negotiated in good faith by the parties hereto shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not, subject to clause (a) above, be affected by such invalidity or unenforceability, except as a result of such substitution, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.
19.    Counterparts.   This Agreement and any amendments hereto may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manners and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract, and each party hereto forever waives any such defense, except to the extent such defense relates to lack of authenticity.
20.    Amendment.   This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.
21.    No Ownership Interest.   Nothing contained in this Agreement shall be deemed to vest in the Company or the Parent any direct or indirect ownership or incidence of ownership of or with respect to any of the Owned Shares. All ownership and economic benefits of and relating to the Owned Shares shall remain vested in and belong to the Stockholders, and, except as otherwise provided herein, the Company and the Parent shall have no authority to direct the Stockholders in the voting or disposition of any of the Owned Shares.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.
STOCKHOLDER
THOMAS H. LEE EQUITY FUND VIII, L.P.
By:
THL Equity Advisors VIII, LLC, its general partner

By:
Thomas H. Lee Partners, L.P., its sole member

By:
Thomas H. Lee Advisors, LLC, its general partner

By: THL Holdco, LLC, its managing member
By:
/s/ Ganesh Rao

Name:
Ganesh Rao

Title:
Managing Director

THOMAS H. LEE PARALLEL FUND VIII, L.P.
By:
THL Equity Advisors VIII, LLC, its general partner

By:
Thomas H. Lee Partners, L.P., its sole member

By:
Thomas H. Lee Advisors, LLC, its general partner

By:
THL Holdco, LLC, its managing member

By:
/s/ Ganesh Rao

Name:
Ganesh Rao

Title:
Managing Director

THL EXECUTIVE FUND VIII, L.P.
By:
THL Equity Advisors VIII, LLC, its general partner

By:
Thomas H. Lee Partners, L.P., its sole member

By:
Thomas H. Lee Advisors, LLC, its general partner

By:
THL Holdco, LLC, its managing member

By:
/s/ Ganesh Rao

Name:
Ganesh Rao

Title:
Managing Director

THL FUND VIII COINVESTMENT PARTNERS, L.P.
By:
Thomas H. Lee Partners, L.P., its general partner

By:
Thomas H. Lee Advisors, LLC, its general partner

By:
THL Holdco, LLC, its managing member

By:
/s/ Ganesh Rao

Name:
Ganesh Rao

Title:
Managing Director

THL EQUITY FUND VIII INVESTORS (D&B), L.P.
By:
THL Equity Advisors VIII, LLC, its general partner

By:
Thomas H. Lee Partners, L.P., its sole member

By:
Thomas H. Lee Advisors, LLC, its general partner

By:
THL Holdco, LLC, its managing member

By:
/s/ Ganesh Rao

Name:
Ganesh Rao

Title:
Managing Director

THL MANAGERS VIII, LLC
By:
Thomas H. Lee Partners, L.P., its sole member

By:
Thomas H. Lee Advisors, LLC, its general partner

By:
THL Holdco, LLC, its managing member

By:
/s/ Ganesh Rao

Name:
Ganesh Rao

Title:
Managing Director

DENALI INTERMEDIATE HOLDINGS, INC.
By:
/s/ Behdad Eghbali

Name:
Behdad Eghbali

Title:
President

DUN & BRADSTREET HOLDINGS, INC.
By:
/s/ Joe A. Reinhardt, III

Name:
Joe A. Reinhardt, III

Title:
Chief Legal Officer

EXHIBIT A
STOCKHOLDERS
Stockholder	Owned Shares
1. Thomas H. Lee Equity Fund VIII, L.P.	6,142,612
2. Thomas H. Lee Parallel Fund VIII, L.P.	11,184,899
3. THL Executive Fund VIII, L.P.	468,969
4. THL Fund VIII Coinvestment Partners, L.P.	730,006
5. THL Equity Fund VIII Investors (D&B), L.P.	3,998,617
6. THL Managers VIII, L.P.	58,210

EXHIBIT B
SECTION 262 OF THE GENERAL CORPORATION LAW
OF THE STATE OF DELAWARE
§ 262. Appraisal rights For application of this section, see 81 Del. Laws, c. 354, § 17; 82 Del. Laws, c. 45, § 23; 82 Del. Laws, c. 256, § 24; 83 Del. Laws, c. 377, § 22; and 84 Del. Laws, c.98, § 16.
(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository; the words “beneficial owner” mean a person who is the beneficial owner of shares of stock held either in voting trust or by a nominee on behalf of such person; and the word “person” means any individual, corporation, partnership, unincorporated association or other entity.
(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title (other than, in each case and solely with respect to a converted or domesticated corporation, a merger, consolidation, conversion, transfer, domestication or continuance authorized pursuant to and in accordance with the provisions of § 265 or § 388 of this title):
(1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders, or at the record date fixed to determine the stockholders entitled to consent pursuant to § 228 of this title, to act upon the agreement of merger or consolidation or the resolution providing for the conversion, transfer, domestication or continuance (or, in the case of a merger pursuant to § 251(h) of this title, as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
(2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation if the holders thereof are required by the terms of an agreement of merger or consolidation, or by the terms of a resolution providing for conversion, transfer, domestication or continuance, pursuant to § 251, § 252, § 254, § 255, § 256, § 257, § 258, § 263, § 264, § 266 or § 390 of this title to accept for such stock anything except:
a.   Shares of stock of the corporation surviving or resulting from such merger or consolidation, or of the converted entity or the entity resulting from a transfer, domestication or continuance if such entity is a corporation as a result of the conversion, transfer, domestication or continuance, or depository receipts in respect thereof;
b.   Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger, consolidation, conversion, transfer, domestication or continuance will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c.   Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d.   Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
(3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
(4)   [Repealed.]
(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation, the sale of all or substantially all of the assets of the corporation or a conversion effected pursuant to § 266 of this title or a transfer, domestication or continuance effected pursuant to § 390 of this title. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d), (e), and (g) of this section, shall apply as nearly as is practicable.
(d)   Appraisal rights shall be perfected as follows:
(1)   If a proposed merger, consolidation, conversion, transfer, domestication or continuance for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations or the converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and, § 114 of this title, if applicable) may be accessed without subscription or cost. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger, consolidation, conversion, transfer, domestication or continuance, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger, consolidation, conversion, transfer, domestication or continuance shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity shall notify each stockholder of each constituent or converting, transferring, domesticating or continuing corporation who has complied with this subsection and has not voted in favor of or consented to the merger, consolidation, conversion, transfer, domestication or continuance, and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section, of the date that the merger, consolidation or conversion has become effective; or
(2)   If the merger, consolidation, conversion, transfer, domestication or continuance was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent, converting, transferring, domesticating or continuing corporation before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, or the surviving, resulting or converted entity within 10 days after such effective date, shall notify each stockholder of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation who is entitled to appraisal rights of the approval of the merger, consolidation, conversion, transfer, domestication or continuance and that appraisal rights are available for any or all shares of such class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation, and shall include in such notice either a copy of this section (and, if 1 of the constituent corporations or the converting, transferring, domesticating or continuing corporation is a nonstock corporation, a copy of § 114 of this title) or information directing the stockholders to a publicly available electronic resource at which this section (and § 114 of this title, if applicable) may be accessed without subscription or cost. Such notice may, and, if given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, shall, also notify such stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving, resulting or converted entity the appraisal of such holder’s shares; provided that a demand may be delivered to such entity by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs such entity of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, either (i) each such constituent corporation or the converting, transferring, domesticating or continuing corporation shall send a second notice before the effective date of the merger, consolidation, conversion, transfer, domestication or continuance notifying each of the holders of any class or series of stock of such constituent, converting, transferring, domesticating or continuing corporation that are entitled to appraisal rights of the effective date of the merger, consolidation, conversion, transfer, domestication or continuance or (ii) the surviving, resulting or converted entity shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection and any beneficial owner who has demanded appraisal under paragraph (d)(3) of this section. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation or entity that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation or the converting, transferring, domesticating or continuing corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
(3)   Notwithstanding subsection (a) of this section (but subject to this paragraph (d)(3)), a beneficial owner may, in such person’s name, demand in writing an appraisal of such beneficial owner’s shares in accordance with either paragraph (d)(1) or (2) of this section, as applicable; provided that (i) such beneficial owner continuously owns such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance and otherwise satisfies the requirements applicable to a stockholder under the first sentence of subsection (a) of this section and (ii) the demand made by such beneficial owner reasonably identifies the holder of record of the shares for which the demand is made, is accompanied by documentary evidence of such beneficial owner’s beneficial ownership of stock and a statement that such documentary evidence is a true and correct copy of what it purports to be, and provides an address at which such beneficial owner consents to receive notices given by the surviving, resulting or converted entity hereunder and to be set forth on the verified list required by subsection (f) of this section.

(e)   Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, the surviving, resulting or converted entity, or any person who has complied with subsections (a) and (d) of this section and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person entitled to appraisal rights who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance. Within 120 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, any person who has complied with the requirements of subsections (a) and (d) of this section, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the surviving, resulting or converted entity a statement setting forth the aggregate number of shares not voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2) of this title)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of stockholders or beneficial owners holding or owning such shares (provided that, where a beneficial owner makes a demand pursuant to paragraph (d)(3) of this section, the record holder of such shares shall not be considered a separate stockholder holding such shares for purposes of such aggregate number). Such statement shall be given to the person within 10 days after such person’s request for such a statement is received by the surviving, resulting or converted entity or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section, whichever is later.
(f)   Upon the filing of any such petition by any person other than the surviving, resulting or converted entity, service of a copy thereof shall be made upon such entity, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal for their shares and with whom agreements as to the value of their shares have not been reached by such entity. If the petition shall be filed by the surviving, resulting or converted entity, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving, resulting or converted entity and to the persons shown on the list at the addresses therein stated. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving, resulting or converted entity.
(g)   At the hearing on such petition, the Court shall determine the persons who have complied with this section and who have become entitled to appraisal rights. The Court may require the persons who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Court may dismiss the proceedings as to such person. If immediately before the merger, consolidation, conversion, transfer, domestication or continuance the shares of the class or series of stock of the constituent, converting, transferring, domesticating or continuing corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger, consolidation, conversion, transfer, domestication or continuance for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.
(h)   After the Court determines the persons entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, consolidation, conversion, transfer, domestication or continuance, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger, consolidation, conversion, transfer, domestication or continuance through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger, consolidation or conversion and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving, resulting or converted entity may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving, resulting or converted entity or by any person entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to an appraisal. Any person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under this section.
(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving, resulting or converted entity to the persons entitled thereto. Payment shall be so made to each such person upon such terms and conditions as the Court may order. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving, resulting or converted entity be an entity of this State or of any state.
(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a person whose name appears on the list filed by the surviving, resulting or converted entity pursuant to subsection (f) of this section who participated in the proceeding and incurred expenses in connection therewith, the Court may order all or a portion of such expenses, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal not dismissed pursuant to subsection (k) of this section or subject to such an award pursuant to a reservation of jurisdiction under subsection (k) of this section.
(k)   Subject to the remainder of this subsection, from and after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, no person who has demanded appraisal rights with respect to some or all of such person’s shares as provided in subsection (d) of this section shall be entitled to vote such shares for any purpose or to receive payment of dividends or other distributions on such shares (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger, consolidation, conversion, transfer, domestication or continuance). If a person who has made a demand for an appraisal in accordance with this section shall deliver to the surviving, resulting or converted entity a written withdrawal of such person’s demand for an appraisal in respect of some or all of such person’s shares in accordance with subsection (e) of this section, either within 60 days after such effective date or thereafter with the written approval of the corporation, then the right of such person to an appraisal of the shares subject to the withdrawal shall cease. Notwithstanding the foregoing, an appraisal proceeding in the Court of Chancery shall not be dismissed as to any person without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under subsection (j) of this section; provided, however that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger, consolidation, conversion, transfer, domestication or continuance within 60 days after the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, as set forth in subsection (e) of this section. If a petition for an appraisal is not filed within the time provided in subsection (e) of this section, the right to appraisal with respect to all shares shall cease.
(l)   The shares or other equity interests of the surviving, resulting or converted entity to which the shares of stock subject to appraisal under this section would have otherwise converted but for an appraisal demand made in accordance with this section shall have the status of authorized but not outstanding shares of stock or other equity interests of the surviving, resulting or converted entity, unless and until the person that has demanded appraisal is no longer entitled to appraisal pursuant to this section.
8   Del. C. 1953, §  262;56 Del. Laws, c. 50;56 Del. Laws, c. 186, §  24;57 Del. Laws, c. 148, §§  27-29;59 Del. Laws, c. 106, §  12;60 Del. Laws, c. 371, §§  3-12;63 Del. Laws, c. 25, §  14;63 Del. Laws, c. 152, §§  1, 2;64 Del. Laws, c. 112, §§  46-54;66 Del. Laws, c. 136, §§  30-32;66 Del. Laws, c. 352, §  9;67 Del. Laws, c. 376, §§  19, 20;68 Del. Laws, c. 337, §§  3, 4;69 Del. Laws, c. 61, §  10;69 Del. Laws, c. 262, §§  1-9;70 Del. Laws, c. 79, §  16;70 Del. Laws, c. 186, §  1;70 Del. Laws, c. 299, §§  2, 3;70 Del. Laws, c. 349, §  22;71 Del. Laws, c. 120, §  15;71 Del. Laws, c. 339, §§  49-52;73 Del. Laws, c. 82, §  21;76 Del. Laws, c. 145, §§  11-16;77 Del. Laws, c. 14, §§  12, 13;77 Del. Laws, c. 253, §§  47-50;77 Del. Laws, c. 290, §§  16, 17;79 Del. Laws, c. 72, §§  10, 11;79 Del. Laws, c. 122, §§  6, 7;80 Del. Laws, c. 265, §§ 8-11;81 Del. Laws, c. 354, §§ 9, 10, 17;82 Del. Laws, c. 45, § 15;82 Del. Laws, c. 256, § 15;83 Del. Laws, c. 377, § 9;84 Del. Laws, c. 98, § 9.

Annex D
March 23, 2025
The Board of Directors
Dun & Bradstreet Holdings, Inc.
5335 Gate Parkway
Jacksonville, Florida 32256
Members of the Board of Directors:
We understand that Dun & Bradstreet Holdings, Inc. (“Dun & Bradstreet”) proposes to enter into an Agreement and Plan of Merger (the “Agreement”) by and among Dun & Bradstreet, Denali Intermediate Holdings, Inc. (“Parent”) and Denali Buyer, Inc., a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Dun & Bradstreet (the “Merger”) and each outstanding share of the common stock, par value $0.0001 per share, of Dun & Bradstreet (“Dun & Bradstreet Common Stock”) (other than any shares of Dun & Bradstreet Common Stock owned by (i) Parent or Merger Sub or any of their respective Subsidiaries (as defined in the Agreement), (ii) the Company as treasury stock or (iii) Dissenting Stockholders (each as defined in the Agreement) (collectively, the “Excluded Shares”)) will be converted into the right to receive $9.15 in cash, without interest thereon (the “Consideration”). The terms and conditions of the Merger are more fully set forth in the Agreement.
You have requested our opinion as to the fairness, from a financial point of view, to the holders of Dun & Bradstreet Common Stock (other than Excluded Shares) of the Consideration to be received by such holders in the Merger.
In connection with this opinion, we have, among other things:
(1)
reviewed certain publicly available business and financial information relating to Dun & Bradstreet;

(2)
reviewed certain internal financial and operating information with respect to the business, operations and prospects of Dun & Bradstreet furnished to or discussed with us by the management of Dun & Bradstreet, including certain financial forecasts relating to Dun & Bradstreet prepared by the management of Dun & Bradstreet (such forecasts, “Dun & Bradstreet Forecasts”);

(3)
discussed the past and current business, operations, financial condition and prospects of Dun & Bradstreet with members of senior management of Dun & Bradstreet;

(4)
reviewed the trading history for Dun & Bradstreet Common Stock and a comparison of that trading history with the trading histories of other companies we deemed relevant;

(5)
compared certain financial and stock market information of Dun & Bradstreet with similar information of other companies we deemed relevant;

(6)
compared certain financial terms of the Merger to financial terms, to the extent publicly available, of other transactions we deemed relevant;

(7)
considered the results of our efforts on behalf of Dun & Bradstreet to solicit, at the direction of Dun & Bradstreet, indications of interest and definitive proposals from third parties with respect to a possible acquisition of Dun & Bradstreet;

(8)
reviewed a draft, dated March 23, 2025, of the Agreement (the “Draft Agreement”); and

(9)
performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of Dun & Bradstreet that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the Dun & Bradstreet Forecasts, we have been advised by Dun & Bradstreet, and have assumed, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of the management of Dun & Bradstreet as to the future financial performance of Dun & Bradstreet. We have relied, at the direction of Dun & Bradstreet, upon the assessments of the management of Dun & Bradstreet as to the potential impact of market, governmental and regulatory trends and developments relating to or affecting Dun & Bradstreet and its business. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Dun & Bradstreet, nor have we made any physical inspection of the properties or assets of Dun & Bradstreet. We have not evaluated the solvency or fair value of Dun & Bradstreet or Parent under any state, federal or other laws relating to bankruptcy, insolvency or similar matters. We have assumed, at the direction of Dun & Bradstreet, that the Merger will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Merger, no delay, limitation, restriction or condition, including any divestiture requirements or amendments or modifications, will be imposed that would have an adverse effect on Dun & Bradstreet or the contemplated benefits of the Merger. We also have assumed, at the direction of Dun & Bradstreet, that the final executed version of the Agreement will not differ in any material respect from the Draft Agreement reviewed by us.
We express no view or opinion as to any terms or other aspects or implications of the Merger (other than the Consideration to the extent expressly specified herein), including, without limitation, the form or structure of the Merger, any related transaction or any other agreement, arrangement or understanding entered into in connection with or related to the Merger or otherwise. Our opinion is limited to the fairness, from a financial point of view, of the Consideration to be received by holders of Dun & Bradstreet Common Stock and no opinion or view is expressed with respect to any consideration received in connection with the Merger by the holders of any other class of securities, creditors or other constituencies of any party. In addition, no opinion or view is expressed with respect to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to any of the officers, directors or employees of any party to the Merger, or class of such persons, relative to the Consideration or otherwise. Furthermore, no opinion or view is expressed as to the relative merits of the Merger in comparison to other strategies or transactions that might be available to Dun & Bradstreet or in which Dun & Bradstreet might engage or as to the underlying business decision of Dun & Bradstreet to proceed with or effect the Merger. We are also not expressing any view or opinion with respect to, and we have relied at the direction of Dun & Bradstreet, upon the assessments of representatives of Dun & Bradstreet regarding legal, regulatory, accounting, tax and similar matters relating to Dun & Bradstreet, Parent and the Merger (including the contemplated benefits of the Merger), as to which we understand that Dun & Bradstreet obtained such advice as it deemed necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any stockholder should vote or act in connection with the Merger or any other matter.
We have acted as financial advisor to Dun & Bradstreet in connection with the Merger and will receive a fee for our services, a portion of which is payable upon the delivery of this opinion and a significant portion of which is contingent upon consummation of the Merger. In addition, Dun & Bradstreet has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement.
We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of (i) Dun & Bradstreet and certain of its affiliates, including Cannae Holdings, Inc. (“Cannae”), a shareholder of Dun & Bradstreet, and certain of Cannae’s affiliates, and (ii) Clearlake Capital Group, L.P. (“Clearlake”), an affiliate of Parent, and certain of Clearlake’s affiliates and portfolio companies.
We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Dun & Bradstreet, Cannae and certain of their respective affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as a book-running manager, bookrunner and/or underwriter for certain debt and equity offerings of Cannae and/or certain of its affiliates, (ii) having acted or acting as a book-running manager, bookrunner, dealer manager and/or global coordinator for certain block trades by Dun & Bradstreet, Cannae and/or certain of their respective affiliates, (iii) having acted or acting as an administrative agent, collateral agent, bookrunner and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of Dun & Bradstreet, Cannae and/or certain of their respective affiliates, (iv) having provided or providing certain derivatives, foreign exchange and other trading services to Dun & Bradstreet, Cannae and/or certain of their respective affiliates, and (v) having provided or providing certain treasury management products and services to Dun & Bradstreet, Cannae and/or certain of their respective affiliates. In addition, we and/or certain of our affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with Dun & Bradstreet and/or certain of its affiliates.
In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to Clearlake and certain of its affiliates and portfolio companies and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as financial advisor to Clearlake and/or certain of its affiliates and portfolio companies in connection with certain M&A transactions, (ii) having acted or acting as a book-running manager, bookrunner, placement agent and/or underwriter for certain debt and equity offerings of Clearlake and/or certain of its affiliates and portfolio companies, (iii) having acted or acting as an administrative agent, collateral agent, bookrunner and/or arranger for, and/or as a lender under, certain term loans, letters of credit, credit and leasing facilities and other credit arrangements of Clearlake and/or certain of its affiliates and portfolio companies (including acquisition financing), (iv) having provided or providing certain derivatives, foreign exchange and other trading services to Clearlake and/or certain of its affiliates and portfolio companies, and (v) having provided or providing certain treasury management products and services to Clearlake and/or certain of its affiliates and portfolio companies. In addition, we and/or certain of our affiliates have maintained, currently are maintaining, and in the future may maintain, significant commercial (including vendor and/or customer) relationships with Clearlake and/or certain of its affiliates and portfolio companies.
It is understood that this letter is for the benefit and use of the Board of Directors of Dun & Bradstreet (in its capacity as such) in connection with and for purposes of its evaluation of the Merger.
Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by a fairness opinion review committee of BofA Securities, Inc.
Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the Consideration to be received in the Merger by holders of Dun & Bradstreet Common Stock (other than Excluded Shares) is fair, from a financial point of view, to such holders.
Very truly yours,
/s/ BofA Securities, Inc.
BOFA SECURITIES, INC.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V74976-S15154 For Against Abstain ! ! ! ! ! ! ! ! ! DUN & BRADSTREET HOLDINGS, INC. DUN & BRADSTREET HOLDINGS, INC. 5335 GATE PARKWAY JACKSONVILLE, FL 32256 The Board of Directors recommends you vote “FOR” Proposals 1, 2 and 3. 1. To adopt the Agreement and Plan of Merger, dated as of March 23, 2025 (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the “Merger Agreement”), by and among Dun & Bradstreet Holdings, Inc., a Delaware corporation (the “Company”), Denali Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and Denali Buyer, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), a copy of which is attached as Annex A to the accompanying proxy statement, pursuant to which Merger Sub will be merged with and into the Company (the “Merger” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”). 2. To approve, by a non-binding advisory vote, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Transactions, including the Merger. 3. To adjourn the special meeting to a later date or time if necessary or appropriate to ensure that any necessary supplement or amendment to the accompanying proxy statement is provided to Company stockholders a reasonable amount of time in advance of the special meeting or to solicit additional proxies in favor of the Merger Agreement Proposal if there are insufficient votes at the time of the special meeting to approve such proposal. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/DNB2025SM You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. Dun & Bradstreet Holdings, Inc. Meeting Information Special Meeting of Stockholders June 12, 2025 11:00 a.m. Eastern Time www.virtualshareholdermeeting.com/DNB2025SM V74977-S15154 DUN & BRADSTREET HOLDINGS, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF DUN & BRADSTREET HOLDINGS, INC. FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 2025 The undersigned hereby appoints the Chief Executive Officer, Chief Legal Officer and Corporate Secretary of Dun & Bradstreet Holdings, Inc. (“Dun & Bradstreet”), and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Dun & Bradstreet common stock held of record by the undersigned as of May 9, 2025, at the special meeting of Stockholders to be held at 11:00 a.m., Eastern Time, or any adjournment or postponement thereof. The meeting will be held virtually at www.virtualshareholdermeeting.com/DNB2025SM. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Continued and to be signed on reverse side